UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09903

MELLON FUNDS TRUST
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York, 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	08/31
Date of reporting period:	08/31/07

FORM N-CSR

Item 1. Reports to Stockholders.

The Mellon Funds

Mellon National Intermediate Municipal Bond Fund
Mellon National Short-Term Municipal Bond Fund
Mellon Pennsylvania Intermediate Municipal Bond Fund
Mellon Massachusetts Intermediate Municipal Bond Fund

ANNUAL REPORT	August 31, 2007

Contents

The Funds

Letter from the President	2
Discussion of Funds' Performance	
Mellon National Intermediate Municipal Bond Fund	3
Mellon National Short-Term Municipal Bond Fund	6
Mellon Pennsylvania Intermediate Municipal Bond Fund	9
Mellon Massachusetts Intermediate Municipal Bond Fund	12
Understanding Your Fund's Expenses	15
Comparing Your Fund's Expenses With Those of Other Funds	16
Statements of Investments	17
Statements of Assets and Liabilities	57
Statements of Operations	58
Statements of Changes in Net Assets	59
Financial Highlights	64
Notes to Financial Statements	74
Report of Independent Registered Public Accounting Firm	80
Important Tax Information	81
Information About the Review and Approval of Each Fund's Investment Advisory Agreement	82
Board Members Information	87
Officers of the Trust	89

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for the Mellon Funds Trust, covering the 12-month period from September 1, 2006, through August 31, 2007.

An intensifying credit crisis during the summer of 2007 produced heightened volatility in the U.S. bond market. As credit concerns from the sub-prime mortgage market affected virtually all areas of the fixed-income markets, investors' appetite for risk shifted from ample to cautious during the reporting period. This change led to a "flight to quality," which produced price gains in U.S. Treasury securities and sharp declines in the more credit-sensitive areas of the market, including most mortgage-backed and corporate-backed bonds.

In our view, the downside risks to the U.S. economy have increased, with the housing recession and consumer slowdown likely to be more intense than previously expected. However, a more severe midcycle slowdown may help to alleviate certain economic and inflationary pressures, thereby extending the duration of the current economic expansion. In addition, we were encouraged by the Federal Reserve Board's decision in August to lower the discount rate, and we believe that the Fed will do what is necessary to continue to promote economic growth while attempting to maintain market stability. With that said, we believe that these factors are likely to continue to produce opportunities for some market sectors and challenges for others, which is why we encourage you to talk with your portfolio manager to help ensure that your portfolio remains aligned with your current financial needs and future investment goals.

For information about how each fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Sincerely,

Christopher E. Sheldon
President
Mellon Funds Trust
September 17, 2007

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2006, through August 31, 2007, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Fund and Market Performance Overview

Municipal bond prices remained relatively stable over the first 10 months of the reporting period in an environment of moderating economic growth, steady short-term interest rates and robust investor demand. However, the market encountered heightened volatility in July and August, when credit concerns emanating from the sub-prime mortgage market led to bouts of illiquidity. The fund produced lower returns than its benchmark, primarily due to its holdings of “triple-B” rated bonds that were particularly hard-hit during the downturn.

For the 12-month period ended August 31, 2007, Mellon National Intermediate Municipal Bond Fund achieved total returns of 2.36% for Class M shares, 2.11% for Investor shares and 1.68% for Dreyfus Premier shares.1 In comparison, the Lehman Brothers 7-Year Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 3.24% for the same period.2

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund may occasionally, including for temporary defensive purposes, invest in taxable bonds. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

Summer Turbulence Interrupted a Long Period of Market Stability

A moderate economic slowdown, mild inflation and an unchanged monetary policy helped keep municipal bond prices within a relatively narrow range over the first 10 months of the reporting period. Municipal bonds also were supported by robust investor demand and sound fiscal conditions for most states and municipalities. However, these conditions changed dramatically over the summer of 2007, when turmoil in the sub-prime mortgage sector of the taxable bond market spread to other fixed-income sectors. Although we saw no evidence of credit deterioration among municipal bond issuers, the tax-exempt market was affected by selling pressure from highly leveraged hedge funds and other institutional investors, which were attempting to raise cash.

The strategies that had bolstered the fund’s performance earlier in the reporting period also left it exposed to heightened market volatility over the summer. In an attempt to capture incrementally higher yields, we invested in a number of triple-B rated bonds, including securities backed by health care facilities, industrial

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

development programs and the states’ settlement of litigation with U.S. tobacco companies.These investments were relatively hard-hit as a result of the liquidity crisis.

On the other hand, the fund benefited from our duration management strategy, in which we set its average duration in a range we considered shorter than industry averages. Early in the reporting period, when yield differences along the market’s maturity range hovered near historical lows, it made little sense to us to entail the risks that a longer duration would entail. During the summer downturn, this positioning helped protect the fund to a degree from market volatility.

Adapting to a New Phase of the Credit Cycle

As of the reporting period’s end, we began to see a rebound from the lows reached in mid-August. In our judgment, some areas of the municipal bond market probably were punished too severely during the liquidity crisis, and we expect them to return to price levels that more accurately reflect their credit fundamentals. In addition, municipal bonds generally became more attractively valued relative to U.S. Treasury securities after the summer decline. Although we expect market volatility to persist over the near term, we remain optimistic regarding the market’s longer-term prospects. Therefore, we intend to maintain our research-intensive approach to security selection, and we plan to keep the fund broadly diversified across fiscally sound issuers as the credit cycle moves into a new phase.

September 17, 2007

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year
Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index return does not reflect the fees and expenses associated with operating a mutual fund.
3	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of Mellon National Intermediate Municipal Bond Fund on 8/31/97 to a $10,000
investment made in the Lehman Brothers 7-Year Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares
thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted, 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8
years.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
†† The maximum contingent deferred sales charge for Dreyfus Premier shares is 3%. After six years Dreyfus Premier shares convert to Investor shares.

The Funds 5

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2006, through August 31, 2007, as provided by Timothy J. Sanville and Jeremy N. Baker, Portfolio Managers

Fund and Market Performance Overview

Municipal bond prices remained relatively stable over the first 10 months of the reporting period in an environment of moderating economic growth, steady short-term interest rates and robust investor demand. However, the market encountered heightened volatility in July and August, when credit concerns emanating from the sub-prime mortgage market led to bouts of illiquidity.The fund’s performance was driven primarily by its relatively short average duration and “barbelled” yield curve strategy.

For the 12-month period ended August 31, 2007, Mellon National Short-Term Municipal Bond Fund achieved total returns of 3.21% for Class M shares and 2.95% for Investor shares.1 In comparison, the Lehman Brothers 3-Year Municipal Bond Index (the “Index”), the fund’s benchmark, which is not subject to fees and expenses like a mutual fund, achieved a total return of 3.57% for the same period.2

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax.The fund occasionally may invest in taxable bonds, including for temporary defensive purposes.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. 3 Generally, the average effective portfolio maturity and the average effective portfolio duration of the fund’s portfolio will be less than three years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical.At other times, we typically try to maintain a neutral average duration.

Summer Turbulence Interrupted a Long Period of Market Stability

A moderate economic slowdown, mild inflation and an unchanged monetary policy helped keep municipal bond prices within a relatively narrow range over the first 10 months of the reporting period. However, these conditions changed dramatically during the summer of 2007, when turmoil in the sub-prime mortgage sector of the taxable bond market spread to other fixed-income sectors.Although we saw no evidence of credit deterioration among municipal bond issuers, the tax-exempt market was affected by selling pressure from highly leveraged hedge funds and other institutional investors, which were attempting to raise cash.

The short-term segment of the municipal bond market fared better than its intermediate- and long-term counterparts, mainly because shorter-maturity securities

6

were less sensitive to credit concerns. The fund’s returns also were bolstered by its average duration, which we set in a range we considered shorter than industry averages. Early in the reporting period, when yield differences along the market’s maturity range hovered near historical lows, it made little sense to us to incur the risks that a longer duration would entail. During the summer downturn, this positioning helped protect the fund, to a degree, from market volatility. In addition, we maintained a “barbelled” yield curve strategy in which shorter-term securities were balanced by longer intermediate-term bonds. This positioning helped the fund benefit from widening yield differences across its maturity range during the credit crisis.

Faring less well were the fund’s holdings of “triple-B” rated bonds, which aided performance early in the reporting period but were relatively hard-hit during the downturn. Still, shorter-maturity triple-B rated securities held up better than longer-term bonds with the same credit rating.

Adapting to a New Phase of the Credit Cycle

As of the reporting period’s end, we began to see a rebound from the lows reached in mid-August. In our judgment, some areas of the municipal bond market probably were punished too severely during the downturn, and we expect them to return to price levels that more accurately reflect their credit fundamentals. In addition, municipal bonds generally became more attractively valued relative to U.S. Treasury securities after the summer decline. Although we expect market volatility to persist over the near term, we remain optimistic regarding the market’s longer-term prospects. Therefore, we intend to maintain our research-intensive approach to security selection, and we plan to keep the fund broadly diversified across fiscally sound issuers as the credit cycle moves into a new phase.

September 17, 2007

1	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 3-Year
Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 3-year tax-
exempt bond market, consisting of municipal bonds with maturities of 2-4 years. Index return does not reflect the fees and expenses associated with operating a mutual fund.
3	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

The Funds 7

FUND PERFORMANCE

Mellon National Short-Term Municipal Bond Fund (Class M shares)
Lehman Brothers 3-Year Municipal Bond Index†
13,000
12,400
11,800
11,200
10,600
10,000
Dollars
$12,926
$12,455
10/2/00
01
02
03
04
05
06
07
Years Ended 8/31

Comparison of change in value of $10,000 investment in Mellon National Short-Term Municipal Bond Fund Class M shares and the Lehman Brothers 3-Year Municipal Bond Index

Average Annual Total Returns	as of 8/31/07
	Inception			From
	Date	1 Year	5 Years	Inception

Class M shares	10/2/00	3.21%	2.17%	3.23%
Investor shares	7/11/01	2.95%	1.90%	2.46%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of Mellon National Short-Term Municipal Bond Fund on 10/2/00 (inception date) to a
$10,000 investment made in the Lehman Brothers 3-Year Municipal Bond Index (the “Index”) on that date. For comparative purposes, the value of the Index on
9/30/00 is used as the beginning value on 10/2/00. All dividends and capital gain distributions are reinvested.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted, 3-year tax-exempt bond market, consisting of municipal bonds with maturities of 2-4
years.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

8

DISCUSSION OF FUND PERFORMANCE

For the period of September 1,2006,through August 31,2007, as provided by Mary Collette O’Brien and Jeremy N. Baker, Portfolio Managers

Fund and Market Performance Overview

Municipal bond prices remained relatively stable over the first 10 months of the reporting period in an environment of moderating economic growth, steady short-term interest rates and robust investor demand. However, the market encountered heightened volatility in July and August, when credit concerns emanating from the sub-prime mortgage market led to bouts of illiquidity. The fund produced lower returns than its benchmark, primarily due to its holdings of “triple-B” rated bonds that were particularly hard-hit during the downturn.

For the 12-month period ended August 31, 2007, Mellon Pennsylvania Intermediate Municipal Bond Fund achieved total returns of 2.23% for Class M shares and 1.89% for Investor shares.1 In comparison, the Lehman Brothers 7-Year Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 3.24% for the same period.2

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania state personal income taxes.The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Pennsylvania personal income taxes, and in taxable bonds.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical.At other times, we typically try to maintain a neutral average duration.

Summer Turbulence Interrupted a Long Period of Market Stability

A moderate economic slowdown, mild inflation and an unchanged monetary policy helped keep municipal bond prices within a relatively narrow range over the first 10 months of the reporting period. However, these conditions changed dramatically over the summer of 2007, when turmoil in the sub-prime mortgage sector of the taxable bond market spread to other fixed-income sectors.Although we saw no evidence of deterioration in Pennsylvania’s or most other states’ fiscal conditions, the tax-exempt market was adversely affected by selling pressure from highly leveraged hedge funds and other institutional investors, which were attempting to raise cash.

The strategies that had bolstered the fund’s performance during the first 10 months of the reporting period also left it exposed to heightened market volatility over the summer. In an attempt to capture incrementally higher yields, we invested in a number of

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

triple-B rated bonds, including securities backed by health care facilities, industrial development programs and the state’s settlement of litigation with U.S. tobacco companies. These investments fared well over most of the reporting period, but were relatively hard-hit as a result of the liquidity crisis.

On the other hand, the fund benefited from our duration management strategy, in which we set its average duration in a range we considered shorter than industry averages. Early in the reporting period, when yield differences along the market’s maturity range hovered near historical lows, it made little sense to us to incur the risks that a longer duration would entail. During the summer downturn, this positioning helped protect the fund, to a degree, from market volatility.

Adapting to a New Phase of the Credit Cycle

As of the reporting period’s end, we began to see a rebound from the lows reached in mid-August. In our judgment, some areas of the municipal bond market probably were punished too severely during the liquidity crisis, and we expect them to return to price levels that more accurately reflect their credit fundamentals. In addition, municipal bonds generally became more attractively valued relative to U.S. Treasury securities after the summer decline. Although we expect market volatility to persist over the near term, we remain optimistic regarding the market’s longer-term prospects. Therefore, we intend to maintain our research-intensive approach to security selection, and we plan to keep the fund diversified across fiscally sound Pennsylvania issuers as the credit cycle moves into a new phase.

September 17, 2007

1	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year
Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index return does not reflect the fees and expenses associated with operating a mutual fund.
3	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

10

FUND PERFORMANCE

17,500
16,000
14,500
13,000
11,500
10,000
Dollars
Mellon Pennsylvania Intermediate Municipal Bond Fund (Class M shares)
Lehman Brothers 7-Year Municipal Bond Index†
$16,252
$15,155
97
98
99
00
01
02
03
04
05
06
07
Years Ended 8/31

Comparison of change in value of $10,000 investment in Mellon Pennsylvania Intermediate Municipal Bond Fund Class M shares and the Lehman Brothers 7-Year Municipal Bond Index

Average Annual Total Returns	as of 8/31/07
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class M shares		2.23%	3.08%	4.25%
Investor shares	7/11/01	1.89%	2.80%	—	3.47%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of Mellon Pennsylvania Intermediate Municipal Bond Fund on 8/31/97 to a $10,000
investment made in the Lehman Brothers 7-Year Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares
thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.
The fund invests primarily in Pennsylvania investment-grade municipal bonds.The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is not limited to investments principally in Pennsylvania municipal obligations.The Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted, 7-year tax-exempt, bond market, consisting of municipal bonds with maturities
6-8 years.The Index does not take into account charges, fees and other expenses.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 11

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2006, through August 31, 2007, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Fund and Market Performance Overview

Municipal bond prices remained relatively stable over the first 10 months of the reporting period in an environment of moderating economic growth,steady short-term interest rates and robust investor demand. However, the market encountered heightened volatility in July and August, when credit concerns emanating from the sub-prime mortgage market led to bouts of illiquidity. The fund produced lower returns than its benchmark, primarily due to its holdings of “triple-B” rated bonds that were particularly hard-hit during the downturn.

For the 12-month period ended August 31, 2007, Mellon Massachusetts Intermediate Municipal Bond Fund achieved total returns of 2.47% for Class M shares, 2.21% for Investor shares and 1.71% for Dreyfus Premier shares.1 In comparison, the Lehman Brothers 7-Year Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 3.24% for the same period.2

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Massachusetts state personal income taxes.The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Massachusetts personal income taxes, and in taxable bonds.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality.We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities.This is because yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical.At other times, we typically try to maintain a neutral average duration.

Summer Turbulence Interrupted a Long Period of Market Stability

A moderate economic slowdown, mild inflation and an unchanged monetary policy helped keep municipal bond prices within a relatively narrow range over the first 10 months of the reporting period. However, these conditions changed dramatically over the summer of 2007, when turmoil in the sub-prime mortgage sector of the taxable bond market spread to other fixed-income sectors. Although we saw no evidence of deterioration in Massachusetts’ or most other states’ fiscal conditions, the tax-exempt market was adversely affected by selling pressure from highly leveraged hedge funds and other institutional investors,which were attempting to raise cash.

12

The strategies that had bolstered the fund’s performance during the first 10 months of the reporting period also left it exposed to heightened market volatility over the summer. In an attempt to capture incrementally higher yields, we invested in a number of triple-B rated bonds, including securities backed by health care facilities, industrial development programs and the state’s settlement of litigation with U.S. tobacco companies.These investments fared well over most of the reporting period, but were relatively hard-hit as a result of the liquidity crisis.

On the other hand, the fund benefited from our duration management strategy, in which we set its average duration in a range we considered shorter than industry averages. Early in the reporting period, when yield differences along the market’s maturity range hovered near historical lows, it made little sense to us to incur the risks that a longer duration would entail. During the summer downturn, this positioning helped protect the fund to a degree from market volatility.

Adapting to a New Phase of the Credit Cycle

As of the reporting period’s end, we began to see a rebound from the lows reached in mid-August. In our judgment, some areas of the municipal bond market probably were punished too severely during the liquidity crisis, and we expect them to return to price levels that more accurately reflect their credit fundamentals. In addition, municipal bonds generally became more attractively valued relative to U.S. Treasury securities after the summer decline. Although we expect market volatility to persist over the near term, we remain optimistic regarding the market’s longer-term prospects. Therefore, we intend to maintain our research-intensive approach to security selection, and we plan to keep the fund diversified across fiscally sound Massachusetts issuers as the credit cycle moves into a new phase.

September 17, 2007

1	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.
Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by Mellon Fund Advisors pursuant to an agreement in effect through September 30, 2007, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year
Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-
exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index return does not reflect the fees and expenses associated with operating a mutual fund.
3	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

The Funds 13

Average Annual Total Returns	as of	8/31/07
			1 Year	5 Years	10 Years

Investor shares			2.21%	3.00%	4.15%
Class M shares			2.47%	3.26%	4.41%
Dreyfus Premier shares
with applicable redemption ††			(1.25)%	2.34%	3.84%
without redemption			1.71%	2.51%	3.84%

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class M shares, Investor shares and Dreyfus Premier shares of Mellon Massachusetts Intermediate
Municipal Bond Fund (the “Mellon Massachusetts Fund”) on 8/31/97 to a $10,000 investment made in the Lehman Brothers 7-Year Municipal Bond Index (the
“Index”) on that date. All dividends and capital gain distributions are reinvested.
As of the close of business on September 6, 2002, substantially all of the assets of another investment company managed by Dreyfus, Dreyfus Premier Limited Term
Massachusetts Municipal Fund (the “Premier Massachusetts Fund”), were transferred to the Mellon Massachusetts Fund in a tax-free reorganization and the fund commenced operations.The performance shown in the line graph for Class M shares represents the performance of the Premier Massachusetts Fund’s Class R shares prior to the commencement of operations of the Mellon Massachusetts Fund and the performance of the Mellon Massachusetts Fund’s Class M shares thereafter.The performance shown in the line graph for Investor shares represents the performance of the Premier Massachusetts Fund’s Class A shares prior to the commencement of operations of the Mellon Massachusetts Fund, and the performance of the Mellon Massachusetts Fund’s Investor shares thereafter.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for all share classes.The Index, unlike the fund, is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market consisting of municipal bonds with maturities of 6-8 years.The Index does not take into account charges, fees and other expenses and is not limited to investments principally in Massachusetts municipal obligations.
These factors can contribute to the Index outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report. Performance for Dreyfus Premier shares assumes the conversion of Dreyfus Premier shares to Investor shares at the end of the sixth year following the date of purchase.
†† The maximum contingent deferred sales charge for Dreyfus Premier shares is 3%. After six years Dreyfus Premier shares convert to Investor shares.

14

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemptions fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each Mellon municipal bond fund from March 1, 2007 to August 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2007
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares

Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000 †	$ 2.57	$3.83	$ 6.34
Ending value (after expenses)	$1,000.40	$999.90	$997.40
Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000 †	$ 2.74	$4.06	—
Ending value (after expenses)	$1,014.80	$1,014.40	—
Mellon Pennsylvania Intermediate
Municipal Bond Fund
Expenses paid per $1,000 †	$ 3.33	$4.58	—
Ending value (after expenses)	$1,000.30	$997.50	—
Mellon Massachusetts Intermediate
Municipal Bond Fund
Expenses paid per $1,000 †	$ 2.52	$3.78	$ 6.29
Ending value (after expenses)	$1,000.60	$999.40	$996.90

† Expenses are equal to the Mellon National Intermediate Municipal Bond Fund annualized expense ratio of .51% for Class M, .76% for Investor shares and 1.26% for Dreyfus Premier shares, Mellon National Short-Term Municipal Bond Fund .54% for Class M and .80% for Investor shares, Mellon Pennsylvania Intermediate Municipal Bond Fund .66% for Class M and .91% for Investor shares and Mellon Massachusetts Intermediate Municipal Bond Fund .50% for Class M, .75% for Investor shares and 1.25% for Dreyfus Premier shares, multiplied by the respective fund's average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Funds 15

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investores assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2007
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares

Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000 †	$ 2.60	$ 3.87	$ 6.41
Ending value (after expenses)	$1,022.63	$1,021.37	$1,018.85
Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000 †	$ 2.75	$ 4.08	—
Ending value (after expenses)	$1,022.48	$1,021.17	—
Mellon Pennsylvania Intermediate
Municipal Bond Fund
Expenses paid per $1,000 †	$ 3.36	$ 4.63	—
Ending value (after expenses)	$1,021.88	$1,020.62	—
Mellon Massachusetts Intermediate
Municipal Bond Fund
Expenses paid per $1,000 †	$ 2.55	$ 3.82	$ 6.36
Ending value (after expenses)	$1,022.68	$1,021.42	$1,018.90

† Expenses are equal to the Mellon National Intermediate Municipal Bond Fund annualized expense ratio of .51% for Class M, .76% for Investor shares and 1.26% for Dreyfus Premier shares, Mellon National Short-Term Municipal Bond Fund .54% for Class M and .80% for Investor shares, Mellon Pennsylvania Intermediate Municipal Bond Fund .66% for Class M and .91% for Investor shares and Mellon Massachusetts Intermediate Municipal Bond Fund .50% for Class M, .75% for Investor shares and 1.25% for Dreyfus Premier shares, multiplied by the respective fund's average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16

STATEMENT OF INVESTMENTS August 31, 2007
Mellon National Intermediate Municipal Bond Fund

Long-Term Municipal	Coupon	Maturity	Principal
Investments—100.4%	Rate (%)	Date	Amount ($)	Value ($)

Alabama—2.7%
Alabama Public School and College Authority,
Capital Improvement Bonds	5.63	7/1/13	3,000,000	3,138,450
Birmingham Special Care Facilities Financing Authority-Baptist
Medical Centers, Revenue (Baptist Health System Inc.)	5.00	11/15/15	5,260,000	5,237,908
Jefferson County, Limited Obligation School Warrants	5.00	1/1/24	13,500,000	13,789,170
Montgomery BMC Special Care Facilities Financing Authority,
Revenue (Baptist Health) (Insured; MBIA)	0/5.00	11/15/13	1,365,000 a	1,425,156
Montgomery BMC Special Care Facilities Financing Authority,
Revenue (Baptist Health) (Insured; MBIA)	0/5.00	11/15/14	2,500,000 a	2,617,250
Alaska—.1%
Anchorage, Electric Utility Revenue (Insured; MBIA)	8.00	12/1/10	1,000,000	1,126,460
Arizona—2.5%
Arizona School Facilities Board,
State School Improvement Revenue	5.00	7/1/08	1,625,000	1,643,492
Arizona School Facilities Board,
State School Trust Revenue (Insured; AMBAC)	5.75	7/1/17	3,000,000	3,323,310
Maricopa County Unified School District
(Paradise Valley) (Insured; MBIA)	6.35	7/1/10	550,000	589,303
Maricopa County Unified School District
(Paradise Valley) (Insured; MBIA)	7.00	7/1/11	1,905,000	2,127,980
Maricopa County Unified School District (Scottsdale School)	6.60	7/1/12	1,250,000	1,408,713
Phoenix	6.25	7/1/16	1,250,000	1,460,013
Phoenix Civic Improvement Corporation, Transit Excise
Tax Revenue (Light Rail Project) (Insured; AMBAC)	5.00	7/1/16	6,000,000	6,327,780
Phoenix Industrial Development Authority, SFMR
(Collateralized: FHLMC, FNMA and GNMA)	6.60	12/1/29	110,000	112,088
Salt River Project Agricultural Improvement
and Power District, Electric System Revenue	5.00	1/1/10	1,000,000	1,030,450
Salt River Project Agricultural Improvement
and Power District, Electric System Revenue	5.00	1/1/17	1,000,000	1,057,700
Scottsdale Industrial Development Authority,
HR (Scottsdale Healthcare)	5.70	12/1/11	1,000,000 b	1,084,630
Tucson	5.00	7/1/12	1,265,000	1,337,965
University Medical Center Corporation, HR	5.25	7/1/16	2,310,000	2,375,881
California—19.5%
Agua Caliente Band, Cahuilla Indians Revenue	5.60	7/1/13	1,815,000	1,861,990
Alameda Corridor Transportation Authority,
Revenue (Insured; AMBAC)	0/5.25	10/1/21	5,000,000 a	4,083,200
California	5.75	3/1/08	190,000	191,752
California	6.60	2/1/09	510,000	530,288
California	5.00	11/1/11	655,000 b	690,986
California	5.00	11/1/12	345,000	361,450
California	5.00	8/1/19	7,250,000	7,592,997
California	5.50	6/1/20	270,000	280,003

The Funds 17

STATEMENT OF INVESTMENTS (continued)

Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
California	5.25	11/1/26	10,500,000	10,876,425
California	5.50	11/1/33	3,900,000	4,083,144
California (Insured; FGIC)	5.75	3/1/09	80,000	80,829
California, Economic Recovery Bonds	5.00	7/1/16	15,400,000	16,105,782
California, GO (Various Purpose)	5.00	2/1/14	1,825,000 b	1,952,367
California, GO (Various Purpose)	5.00	2/1/33	10,000,000	10,037,700
California County Tobacco Securitization Agency,
Tobacco Settlement Asset-Backed Bonds
(Los Angeles County Securitization Corporation)	0/5.25	6/1/21	1,250,000 a	999,262
California Department of Water Resources,
Power Supply Revenue	5.50	5/1/08	4,000,000	4,048,480
California Department of Water Resources,
Power Supply Revenue (Insured; AMBAC)	5.38	5/1/12	5,000,000 b	5,417,500
California Educational Facilities Authority,
Revenue (Pepperdine University)	5.75	9/15/08	3,250,000 b	3,351,822
California Educational Facilities Authority,
Revenue (Stanford University)	5.00	11/1/11	3,000,000	3,167,550
California Infrastructure and Economic Development Bank,
Revenue (Clean Water State Revolving Fund)	5.00	10/1/17	2,500,000	2,631,750
California Municipal Finance Authority,
SWDR (Waste Management, Inc. Project)	4.10	9/1/09	1,000,000	986,890
California State Public Works Board, LR
(Department of General Services) (Capitol East End
Complex—Blocks 171-174 and 225) (Insured; AMBAC)	5.25	12/1/19	5,000,000	5,291,800
California Statewide Communities Development Authority,
MFHR (Archstone/Seascape Village Apartments)	5.25	6/1/08	4,000,000	4,032,120
California Statewide Communities Development Authority,
MFHR (Equity Residential/Parkview Terrace Club Apartments)	5.20	6/15/09	3,000,000	3,059,070
California Statewide Communities Development Authority,
Revenue (Daughters of Charity Health System)	5.25	7/1/24	3,470,000	3,441,025
California Statewide Communities Development Authority,
Revenue (Daughters of Charity Health System)	5.25	7/1/35	8,000,000	7,732,640
Foothill/Eastern Transportation Corridor Agency, Toll Road
Revenue (Insured; MBIA)	0/5.80	1/15/20	1,505,000 a	1,486,368
Foothill/Eastern Transportation Corridor Agency, Toll Road
Revenue (Insured; MBIA)	0/5.88	1/15/26	8,000,000 a	7,818,800
Golden State Tobacco Securitization Corporation,
Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/18	1,000,000	1,003,690
Golden State Tobacco Securitization Corporation,
Tobacco Settlement Asset-Backed Bonds	4.50	6/1/27	13,410,000	12,727,029
Hesperia Public Financing Authority, Revenue
(Redevelopment and Housing Projects) (Insured; XLCA)	5.00	9/1/37	5,000,000 c	5,056,950
Kern High School District, GO (Insured; MBIA)	6.40	2/1/12	2,750,000	2,997,500
Long Beach Bond Finance Authority, Revenue (Redevelopment,
Housing and Gas Utility Financings) (Insured; AMBAC)	5.00	8/1/35	10,320,000	10,430,527

18

Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
Los Angeles Department of Water and Power,
Power Systems Revenue (Insured; MBIA)	5.25	7/1/11	2,250,000	2,381,287
Los Angeles Unified School District, GO (Insured; MBIA)	5.13	7/1/12	20,000,000b	21,363,800
Los Angeles Unified School District, GO (Insured; MBIA)	5.75	7/1/16	2,000,000	2,262,940
Modesto Wastewater Treatment Facility, Revenue (Insured; MBIA)	6.00	11/1/09	500,000	525,355
Oakland Joint Powers Financing Authority, LR
(Oakland Convention Centers) (Insured; AMBAC)	5.50	10/1/13	1,500,000	1,638,135
Sacramento Municipal Utility District, Electric Revenue	5.30	7/1/12	870,000	898,545
Sacramento Municipal Utility District, Electric Revenue (Insured; FGIC)	5.25	5/15/13	3,530,000	3,806,646
San Francisco City and County, GO (Insured; FGIC)	4.00	6/15/20	5,000,000	4,821,350
San Jose Redevelopment Agency, Tax Allocation Revenue
(Merged Area Redevelopment Project) (Insured; MBIA)	6.00	8/1/09	205,000	214,239
San Jose Redevelopment Agency, Tax Allocation Revenue
(Merged Area Redevelopment Project) (Insured; MBIA)	6.00	8/1/09	420,000	438,161
Southern California Public Power Authority, Power Project
Revenue (San Juan Unit 3) (Insured; FSA)	5.50	1/1/13	3,010,000	3,269,131
Southern California Public Power Authority, Power Project
Revenue (San Juan Unit 3) (Insured; FSA)	5.50	1/1/14	2,000,000	2,189,080
Westside Unified School District, GO (Insured; AMBAC)	6.00	8/1/14	385,000	437,456
Colorado—4.4%
Adams County, FHA Insured Mortgage Revenue
(Platte Valley Medical Center Project) (Insured; MBIA)	5.00	2/1/31	5,000,000	5,047,000
Colorado Department of Transportation,
Transportation RAN (Insured; MBIA)	5.25	6/15/10	1,000,000	1,041,870
Colorado Educational and Cultural Facilities Authority,
Revenue (Regis University Project) (Insured; Radian)	5.00	6/1/22	1,825,000	1,796,804
Colorado Health Facilities Authority, Health Facilities Revenue
(The Evangelical Lutheran Good Samaritan Society Project)	5.25	6/1/31	1,000,000	970,210
Colorado Health Facilities Authority, Revenue
(Vail Valley Medical Center Project)	5.00	1/15/20	1,250,000	1,221,200
Colorado Housing Finance Authority (Single Family Program)	6.75	4/1/15	85,000	85,956
Colorado Housing Finance Authority (Single Family Program)	6.05	10/1/16	135,000	138,625
Colorado Housing Finance Authority (Single Family Program)	6.70	10/1/16	55,000	56,439
Colorado Housing Finance Authority (Single Family Program)	7.55	11/1/27	10,000	10,161
Colorado Housing Finance Authority (Single Family Program)	6.80	11/1/28	25,000	25,643
Colorado Housing Finance Authority
(Single Family Program) (Collateralized; FHA)	6.75	10/1/21	250,000	269,400
Colorado Housing Finance Authority
(Single Family Program) (Collateralized; FHA)	7.15	10/1/30	65,000	65,980
E-470 Public Highway Authority, Revenue (Insured; MBIA)	0/5.00	9/1/16	3,565,000a	3,101,051
E-470 Public Highway Authority, Revenue (Insured; MBIA)	0/5.00	9/1/17	3,500,000a	3,042,410
Jefferson County School District, GO (Insured; MBIA)	6.50	12/15/10	1,500,000	1,628,205
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC)	0/5.45	6/15/17	7,690,000a	6,928,229

The Funds 19

STATEMENT OF INVESTMENTS (continued)

Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Colorado (continued)
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC)	0/5.70	6/15/21	7,345,000 a	6,616,890
Northwest Parkway Public Highway Authority,
Revenue (Insured; FSA)	0/5.55	6/15/18	5,000,000 a	4,498,300
University of Colorado, Enterprise System Revenue	5.00	6/1/09	500,000	511,530
University of Colorado, Enterprise System Revenue	5.50	6/1/10	500,000	523,895
University of Colorado Regents, Participation Interest
(Sempra Energy Colorado, Inc., Lease, Development
and Operating Agreement) (Insured; MBIA)	6.00	12/1/22	5,000,000	5,312,450
Connecticut—.2%
Connecticut (Insured; AMBAC)	5.25	6/1/18	1,500,000	1,642,500
Connecticut Health and Educational Facilities Authority,
Revenue (Yale University Issue)	5.13	7/1/27	300,000	305,415
Florida—4.4%
Florida Department of Transportation,
State Infrastructure Bank Revenue	5.00	7/1/19	4,220,000	4,447,247
Florida Department of Transportation,
State Infrastructure Bank Revenue	5.00	7/1/20	2,500,000	2,620,325
Florida Municipal Loan Council, Revenue (Insured; MBIA)	5.75	11/1/15	520,000	554,601
Halifax Hospital Medical Center, HR and Improvement	5.00	6/1/38	2,000,000	1,838,720
Hillsborough County Aviation Authority, Revenue
(Tampa International Airport) (Insured; AMBAC)	5.13	10/1/20	3,540,000	3,704,291
Hillsborough County Aviation Authority, Revenue
(Tampa International Airport) (Insured; AMBAC)	5.13	10/1/21	3,675,000	3,832,878
Hillsborough County Educational Facilities Authority,
Revenue (University of Tampa Project) (Insured; Radian)	5.75	4/1/18	2,910,000	2,994,972
JEA, Saint Johns River Power Park System, Revenue	5.00	10/1/15	2,750,000	2,873,970
Lee County, Airport Revenue (Insured; FSA)	5.88	10/1/19	3,000,000	3,167,070
Miami-Dade County, Aviation Revenue, Miami
International Airport (Hub of the Americas)	5.00	10/1/10	3,000,000	3,076,920
Miami-Dade County, Subordinate Special Obligation	0/5.00	10/1/22	2,000,000 a	1,527,400
Miami-Dade County, Subordinate Special Obligation	0/5.00	10/1/35	1,500,000 a	1,386,435
Orlando and Orange County Expressway Authority,
Expressway Revenue (Insured; AMBAC)	5.00	7/1/13	4,710,000	4,996,651
Orlando Utilities Commission, Water and Electric Revenue	5.25	10/1/11	3,145,000 b	3,358,231
Orlando Utilities Commission, Water and Electric Revenue	5.25	10/1/20	1,855,000	1,958,917
Georgia—.9%
Chatham County Hospital Authority, HR Improvement
(Memorial Health University Medical Center, Inc.)	6.13	1/1/24	2,480,000	2,570,297
Crisp County Development Authority, EIR
(International Paper Company Project)	5.55	2/1/15	1,000,000	1,023,670
Georgia	5.40	11/1/10	1,000,000	1,053,520
Georgia	5.75	9/1/11	3,460,000	3,734,551

20

Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Illinois—5.0%
Chicago, Gas Supply Revenue (The Peoples
Gas Light and Coke Company Project)	4.75	6/30/14	1,000,000	1,017,280
Chicago, SFMR (Collateralized: FNMA and GNMA)	4.70	10/1/17	125,000	125,950
Chicago Metropolitan Water Reclamation District,
GO (Capital Improvement)	7.25	12/1/12	8,500,000	9,929,360
Cook County, GO Capital Improvement (Insured; AMBAC)	5.00	11/15/25	5,000,000	5,107,550
DuPage, Cook and Will Counties Community
College District Number 502, GO	5.25	6/1/16	5,980,000	6,393,756
Illinois, GO	5.00	1/1/17	7,500,000	8,003,700
Illinois Finance Authority, Gas Supply Revenue (The Peoples
Gas Light and Coke Company Project) (Insured; AMBAC)	4.30	6/1/16	2,500,000	2,509,825
Illinois Health Facilities Authority, Revenue
(Loyola University Health System)	5.75	7/1/11	1,985,000	2,057,194
Lake County Community Unitary School District
(Waukegan) (Insured; FSA)	5.63	12/1/11	3,150,000	3,276,157
Metropolitan Pier and Exposition Authority,
Dedicated State Tax Revenue (Insured; AMBAC)	5.38	6/1/14	5,000,000	5,055,650
Regional Transportation Authority, GO (Insured; FGIC)	7.75	6/1/09	1,000,000	1,066,700
Regional Transportation Authority, GO (Insured; FGIC)	7.75	6/1/10	1,620,000	1,785,143
Regional Transportation Authority, GO (Insured; FGIC)	7.75	6/1/12	1,890,000	2,210,147
Indiana—.6%
Indiana Health Facility Financing Authority, HR
(The Methodist Hospitals, Inc.)	5.25	9/15/10	650,000	654,784
Indiana Health Facility Financing Authority, HR
(The Methodist Hospitals, Inc.)	5.25	9/15/11	750,000	756,900
Indiana Municipal Power Agency, Power Supply
System Revenue (Insured; AMBAC)	5.13	1/1/20	4,045,000	4,213,555
Iowa—.3%
Muscatine, Electric Revenue (Insured; AMBAC)	5.50	1/1/11	3,000,000	3,171,090
Kansas—.6%
Wyandotte County/Kansas City Unified Government,
Utility System Revenue (Insured; AMBAC)	5.65	9/1/22	5,000,000	5,586,350
Kentucky—2.2%
Kentucky Municipal Power Agency, Power System Revenue
(Prairie State Project) (Insured; MBIA)	5.00	9/1/28	7,000,000 c	7,168,840
Kentucky Property and Buildings Commission, Revenue (Insured; FSA)	6.00	2/1/10	2,000,000 b	2,106,520
Kentucky Turnpike Authority, EDR
(Revitalization’s Projects) (Insured; AMBAC)	5.50	7/1/12	1,250,000	1,349,537
Louisville and Jefferson County Metropolitan Sewer District,
Sewer and Drainage System Revenue (Insured; MBIA)	5.50	5/15/34	10,000,000	10,526,700
Louisiana—1.0%
Louisiana Citizens Property Insurance Corporation,
Assessment Revenue (Insured; AMBAC)	5.25	6/1/13	5,000,000	5,351,050

The Funds 21

STATEMENT OF INVESTMENTS (continued)

Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Louisiana (continued)
Parish of Saint John the Baptist, Revenue
(Marathon Oil Corporation Project)	5.13	6/1/37	5,000,000	4,819,350
Maine—.2%
Maine Municipal Bond Bank (Insured; FSA)	5.88	11/1/09	1,660,000 b	1,750,287
Massachusetts—7.5%
Boston	5.00	3/1/21	10,000,000	10,537,200
Massachusetts, Consolidated Loan	5.75	9/1/09	500,000 b	523,915
Massachusetts, Consolidated Loan	5.25	11/1/12	3,000,000 b	3,211,620
Massachusetts, Consolidated Loan	5.00	8/1/14	3,000,000 b	3,204,840
Massachusetts, Consolidated Loan (Insured; FSA)	5.25	8/1/22	10,000,000	10,739,200
Massachusetts Development Finance Agency, Revenue
(Combined Jewish Philanthropies of Greater Boston, Inc. Project)	4.75	2/1/15	4,135,000	4,237,424
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.00	7/1/23	7,650,000	8,218,854
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/32	7,450,000	7,452,384
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/47	4,000,000	3,937,200
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	350,000	345,415
Massachusetts Municipal Wholesale Electric
Company, Power Supply Project Revenue
(Nuclear Project Number 4 Issue) (Insured; MBIA)	5.25	7/1/12	2,000,000	2,131,840
Massachusetts Port Authority, Revenue	6.00	1/1/10	2,035,000 b	2,158,911
Massachusetts Port Authority, Revenue	5.75	7/1/10	1,325,000	1,394,616
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/20	10,000,000	10,541,200
Massachusetts Water Pollution Abatement
Trust (Pooled Loan Program)	5.25	8/1/14	2,225,000 b	2,418,842
Massachusetts Water Pollution Abatement
Trust (Pooled Loan Program)	5.25	8/1/17	275,000	296,513
Weston	5.63	3/1/10	650,000 b	686,426
Weston	5.63	3/1/10	665,000 b	702,267
Michigan—2.0%
Michigan Hospital Finance Authority, HR
(Genesys Regional Medical Center Obligated Group)	5.50	10/1/08	1,505,000	1,533,219
Michigan Municipal Bond Authority,
Clean Water Revolving Fund Revenue	5.00	10/1/21	5,000,000	5,173,550
Michigan Municipal Bond Authority,
Drinking Water Revolving Fund Revenue	5.50	10/1/15	1,000,000	1,109,250
Michigan Tobacco Settlement Finance Authority,
Tobacco Settlement Asset-Backed Bonds	5.13	6/1/22	5,000,000	4,893,300
Michigan Tobacco Settlement Finance Authority,
Tobacco Settlement Asset-Backed Bonds	6.00	6/1/34	7,000,000	7,084,210

22

Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Minnesota—1.2%
Minneapolis (Special School District Number 1) (Insured; FSA)	5.00	2/1/14	2,350,000	2,388,070
Minnesota, GO	5.00	8/1/13	2,500,000	2,668,875
University of Minnesota Regents, Special Purpose
Revenue (State Supported Stadium Debt)	5.00	8/1/19	6,300,000	6,646,941
Mississippi—.0%
Mississippi Higher Education Assistance Corporation,
Student Loan Revenue	6.05	9/1/07	5,000	5,000
Mississippi State University Educational
Building Corporation, Revenue (Insured; MBIA)	5.25	8/1/16	400,000	435,392
Missouri—.6%
Missouri Environmental Improvement and Energy
Resource Authority, Water Pollution Control
Revenue (Revolving Fund Program)	5.50	7/1/14	1,250,000	1,371,638
Missouri Highways and Transportation
Commission, State Road Revenue	5.50	2/1/10	2,000,000	2,087,220
Missouri Highways and Transportation
Commission, State Road Revenue	5.50	2/1/11	2,000,000	2,120,740
Nevada—2.2%
Clark County School District, GO (Insured; FGIC)	5.00	6/15/20	20,000,000	21,253,400
New Hampshire—.2%
Nashua, Capital Improvement	5.50	7/15/12	560,000 b	605,186
New Hampshire Business Finance Authority, PCR
(Central Maine Power Company)	5.38	5/1/14	1,000,000	1,043,120
New Jersey—7.0%
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured; FSA)	5.80	11/1/17	2,500,000	2,811,100
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured; FSA)	5.80	11/1/18	5,000,000	5,605,200
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured; FSA)	5.80	11/1/19	5,000,000	5,590,050
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured; FSA)	5.80	11/1/23	5,000,000	5,570,600
Gloucester County Improvement Authority,
Solid Waste Resource Recovery Revenue	6.85	12/1/09	4,000,000	4,203,440
Gloucester County Improvement Authority,
Solid Waste Resource Recovery Revenue	7.00	12/1/09	1,000,000	1,042,930
New Jersey	6.00	2/15/11	1,000,000	1,075,120
New Jersey Economic Development Authority,
Cigarette Tax Revenue	5.38	6/15/15	4,400,000	4,549,468
New Jersey Economic Development Authority,
Cigarette Tax Revenue	5.50	6/15/24	4,000,000	4,067,760
New Jersey Economic Development Authority,
Cigarette Tax Revenue	5.50	6/15/31	1,000,000	1,018,890

The Funds 23

STATEMENT OF INVESTMENTS (continued)

Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey (continued)
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	3/1/17	2,000,000	2,102,300
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	3/1/18	1,000,000	1,047,930
New Jersey Economic Development Authority,
School Facilities Construction Revenue (Insured; AMBAC)	5.25	6/15/11	5,375,000b	5,675,839
New Jersey Economic Development Authority,
Transportation Project Sublease Revenue (New Jersey Transit
Corporation Light Rail Transit System Project) (Insured; FSA)	5.88	5/1/09	1,000,000b	1,035,970
New Jersey Highway Authority, Senior Parkway
Revenue (Garden State Parkway) (Insured; FGIC)	5.00	1/1/09	1,060,000	1,078,889
New Jersey Highway Authority, Senior Parkway
Revenue (Garden State Parkway) (Insured; FGIC)	5.00	1/1/10	1,110,000	1,143,544
New Jersey Transit Corporation, COP (Federal
Transit Administration Grants) (Insured; AMBAC)	5.50	9/15/09	5,000,000	5,171,600
New Jersey Transit Corporation, COP (Federal
Transit Administration Grants) (Insured; AMBAC)	6.00	9/15/10	2,000,000b	2,133,100
New Jersey Transportation Trust Fund Authority
(Transportation System)	5.25	12/15/20	10,000,000	10,790,200
Tobacco Settlement Financing Corporation of
New Jersey, Tobacco Settlement Asset-Backed Bonds	4.50	6/1/23	2,465,000	2,348,381
New Mexico—.3%
New Mexico Finance Authority, Revenue
(Public Project Revolving Fund) (Insured; AMBAC)	5.25	6/1/17	1,000,000	1,076,060
New Mexico Highway Commission, Tax Revenue	6.00	6/15/10	2,000,000b	2,122,060
New York—8.4%
Greece Central School District (Insured; FGIC)	6.00	6/15/10	225,000	239,236
Greece Central School District (Insured; FGIC)	6.00	6/15/11	950,000	1,030,968
Greece Central School District (Insured; FGIC)	6.00	6/15/12	950,000	1,048,800
Greece Central School District (Insured; FGIC)	6.00	6/15/13	950,000	1,061,026
Greece Central School District (Insured; FGIC)	6.00	6/15/14	950,000	1,076,093
Greece Central School District (Insured; FGIC)	6.00	6/15/15	950,000	1,084,548
Long Island Power Authority, Electric
System General Revenue (Insured; FGIC)	5.25	12/1/20	10,000,000	10,689,800
Metropolitan Transportation Authority,
Commuter Facilities Revenue	5.50	7/1/11	1,000,000	1,024,280
Metropolitan Transportation Authority,
State Service Contract Revenue	5.50	7/1/16	5,000,000	5,525,800
Metropolitan Transportation Authority,
State Service Contract Revenue	5.75	1/1/18	1,500,000	1,687,155
New York City	5.75	8/1/10	820,000b	875,178
New York City	5.00	8/1/12	5,105,000	5,384,703
New York City	5.75	8/1/12	280,000	283,226
New York City	5.75	8/1/13	830,000	881,078

24

Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York City (Insured; XLCA)	5.50	8/1/10	2,000,000	2,100,580
New York City Industrial Development Agency, PILOT Revenue
(Queens Baseball Stadium Project) (Insured; AMBAC)	5.00	1/1/24	3,445,000	3,584,212
New York City Industrial Development Agency, PILOT Revenue
(Yankee Stadium Project) (Insured; MBIA)	5.00	3/1/14	4,100,000	4,362,072
New York City Transitional Finance Authority,
Future Tax Secured Revenue	6.13	5/15/10	2,000,000b	2,145,780
New York City Transitional Finance Authority,
Future Tax Secured Revenue	6.13	5/15/10	825,000b	885,572
New York City Transitional Finance Authority,
Future Tax Secured Revenue	6.13	5/15/10	175,000b	187,849
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.50/14.00	11/1/26	3,000,000d	3,196,200
New York State Dormitory Authority, Revenue
(Consolidated City University System) (Insured; FSA)	5.75	7/1/18	200,000	223,054
New York State Power Authority, General Purpose Revenue	7.00	1/1/10	300,000b	322,299
New York State Thruway Authority
(Highway and Bridge Trust Fund) (Insured; FSA)	6.00	4/1/10	2,000,000b	2,136,340
New York State Thruway Authority
(Highway and Bridge Trust Fund) (Insured; FSA)	6.00	4/1/10	1,000,000b	1,068,170
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds	5.00	4/1/15	5,000,000	5,339,300
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds	5.00	4/1/16	5,000,000	5,345,050
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds	5.00	4/1/21	5,000,000	5,252,400
New York State Urban Development Corporation,
Correctional and Youth Facilities Service Contract Revenue	5.00	1/1/11	5,000,000	5,175,650
Orange County	5.50	11/15/07	250,000	250,973
Tobacco Settlement Financing Corporation of
New York, Asset-Backed Revenue Bonds
(State Contingency Contract Secured)	5.50	6/1/19	5,000,000	5,319,450
Tobacco Settlement Financing Corporation of
New York, Asset-Backed Revenue Bonds
(State Contingency Contract Secured) (Insured; MBIA)	5.50	6/1/18	2,000,000	2,117,400
North Carolina—2.2%
Charlotte	5.00	4/1/13	1,000,000	1,064,750
Concord, COP (Insured; MBIA)	5.50	6/1/11	1,000,000	1,060,450
Durham County	5.50	4/1/10	1,000,000	1,046,560
Guilford County, Public Improvement	5.10	10/1/10	1,500,000b	1,590,810
Mecklenburg County, Public Improvement	4.75	4/1/08	1,000,000	1,006,640
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.38	1/1/16	1,500,000	1,534,740
North Carolina Infrastructure Finance Corporation, COP
(State of North Carolina Capital Improvements) (Insured; FSA)	5.00	2/1/20	10,000,000	10,430,700

The Funds 25

STATEMENT OF INVESTMENTS (continued)

Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

North Carolina (continued)
Raleigh Durham Airport Authority, Revenue (Insured; FGIC)	5.25	11/1/13	2,465,000	2,597,814
Wake County Industrial Facilities and Pollution Control Financing
Authority, PCR (Carolina Power and Light Company Project)	5.38	2/1/17	1,000,000	1,044,100
Ohio—2.6%
Akron, Sanitary Sewer System Special Revenue (Insured; AMBAC)	6.00	12/1/14	500,000	528,510
American Municipal Power—Ohio, Inc., Electricity
Purpose Revenue (Prepayment Issue)	5.00	2/1/10	5,000,000	5,127,250
Butler County Transportation Improvement District (Insured; FSA)	6.00	4/1/08	1,000,000 b	1,032,900
Columbus	6.00	6/15/08	3,000,000	3,054,720
Cuyahoga County, Revenue (Cleveland Clinic Health System)	6.00	1/1/15	2,265,000	2,495,373
Cuyahoga County, Revenue (Cleveland Clinic Health System)	6.00	1/1/17	3,900,000	4,290,273
Ohio, GO Infrastructure Improvements	5.63	2/1/09	1,000,000	1,027,340
Ohio Building Authority, State Facilities Receipts
(Juvenile Correctional Building Fund Projects)	5.50	4/1/11	3,295,000 b	3,496,193
Ohio Building Authority, State Facilities Receipts
(Sports Facilities Building Fund Projects)	5.50	4/1/11	1,945,000 b	2,063,762
Ohio Housing Finance Agency, MFHR (Uptown
Towers Apartments Project) (Collateralized; GNMA)	4.75	10/20/15	1,000,000	1,013,080
Toledo-Lucas County Port Authority, Port
Facilities Revenue (Cargill Inc. Project)	4.50	12/1/15	900,000	911,835
Oklahoma—.0%
Oklahoma Housing Finance Agency, SFMR (Collateralized; FNMA)	6.80	9/1/16	40,000	41,066
Oregon—.5%
Eagle Point School District Number 9, GO	5.63	6/15/11	1,500,000 b	1,602,600
Jackson County School District Number 6, GO
(Central Point) (Insured; FGIC)	5.75	6/15/10	2,265,000 b	2,391,183
Portland, Urban Renewal and Redevelopment
(Convention Center) (Insured; AMBAC)	5.75	6/15/18	1,150,000	1,219,874
Pennsylvania—1.1%
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.25	6/15/15	1,620,000	1,721,509
Chester County	5.00	11/15/10	3,420,000	3,560,938
Philadelphia School District, GO (Insured; AMBAC)	5.00	4/1/17	2,165,000	2,272,103
State Public School Building Authority, College
Revenue (Harrisburg Community College) (Insured; MBIA)	6.25	4/1/08	795,000	806,861
Swarthmore Borough Authority, Revenue (Swarthmore College)	5.00	9/15/11	1,000,000	1,050,450
Swarthmore Borough Authority, Revenue (Swarthmore College)	5.00	9/15/12	1,400,000	1,483,678
Rhode Island—.1%
Rhode Island Health and Educational Building
Corporation, Higher Educational Facility Revenue
(Providence College Issue) (Insured; XLCA)	4.50	11/1/17	795,000	805,558
Rhode Island Health and Educational Building
Corporation, Higher Educational Revenue
(Providence College Issue) (Insured; XLCA)	5.00	11/1/22	250,000	255,908

26

Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

South Carolina—3.4%
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.25	12/1/10	10,000,000	10,478,700
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.25	12/1/11	5,650,000	5,990,017
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.88	12/1/12	3,000,000b	3,331,050
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.50	12/1/18	3,000,000	3,274,800
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.00	12/1/24	1,000,000	1,019,540
Horry County School District, GO (Insured;
South Carolina State Department of Education)	5.38	3/1/17	5,030,000	5,326,720
Newberry Investing in Children’s Education,
Installment Purchase Revenue (School
District of Newberry County, South Carolina Project)	5.25	12/1/20	1,000,000	1,020,720
South Carolina Jobs and Economic Development Authority,
EDR (Waste Management of South Carolina Inc. Project)	3.30	11/1/07	1,000,000	997,590
South Carolina Jobs and Economic Development Authority,
Hospital Facilities Revenue (Georgetown
Memorial Hospital) (Insured; Radian)	5.25	2/1/21	1,250,000	1,288,925
Tennessee—.0%
Shelby County Health Educational and Housing Facilities Board,
Revenue (Saint Jude Children’s Research Hospital)	5.00	7/1/09	100,000	101,418
Texas—6.2%
Aldine Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.25	2/15/32	4,400,000	4,581,236
Brazos River Harbor Navigation District,
Revenue (The Dow Chemical Company Project)	4.95	5/15/33	2,000,000	1,890,140
Cypress-Fairbanks Independent School District, Tax
Schoolhouse (Permanent School Fund Guarantee Program)	5.25	2/15/14	10,000,000b	10,802,200
Dallas/Fort Worth, International Airport,
Joint Revenue (Insured; XLCA)	5.00	11/1/14	5,000,000	5,098,350
Dallas/Fort Worth, International Airport,
Joint Revenue Improvement (Insured; FGIC)	5.50	11/1/31	1,000,000	1,022,710
Harris County, Toll Road Revenue (Insured; FGIC)	6.00	8/1/09	5,150,000	5,367,536
Harris County Hospital District,
Senior Lien Revenue (Insured; MBIA)	5.13	2/15/32	6,500,000c	6,602,115
Houston, Public Improvement Bonds (Insured; FSA)	5.00	3/1/23	12,000,000	12,432,840
Laredo Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	6.00	8/1/09	1,000,000b	1,043,180
Mission Consolidated Independent School District, Unlimited Tax
School Building Bonds (Permanent School Fund Guarantee Program)	5.88	2/15/08	1,690,000b	1,706,579
North East Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.00	8/1/21	2,500,000	2,608,175
San Antonio, General Improvement Bonds	5.90	2/1/10	500,000b	525,485

The Funds 27

STATEMENT OF INVESTMENTS (continued)
Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas (continued)
Tarrant County, Limited Tax Bonds	5.00	7/15/27	1,220,000 c	1,244,229
Texas Municipal Power Agency, Revenue (Insured; FGIC)	4.40	9/1/11	2,750,000	2,751,348
Victoria Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/32	2,500,000	2,549,975
Utah—.5%
Intermountain Power Agency, Power Supply Revenue (Insured; FSA)	6.25	7/1/09	750,000	783,352
Intermountain Power Agency, Power Supply Revenue (Insured; MBIA)	6.00	7/1/08	4,200,000	4,279,170
Vermont—.5%
Burlington, Electric Revenue (Insured; MBIA)	6.25	7/1/11	2,000,000	2,183,200
Burlington, Electric Revenue (Insured; MBIA)	6.25	7/1/12	2,500,000	2,779,050
Virginia—2.1%
Chesterfield County Industrial Development Authority,
PCR (Virginia Electric and Power Company Project)	5.88	6/1/17	3,000,000	3,178,080
Louisa Industrial Development Authority, PCR
(Virginia Electric and Power Company)	5.25	12/1/08	3,000,000	3,032,910
Newport News Industrial Development Authority, IDR
(Virginia Advanced Shipbuilding and Carrier Integration Center)	5.50	9/1/10	1,000,000	1,048,210
Tobacco Settlement Financing Corporation of Virginia,
Tobacco Settlement Asset-Backed Bonds	5.00	6/1/47	12,325,000	10,671,971
Virginia Commonwealth Transportation Board
(Federal Highway Reimbursement Notes)	5.00	9/27/12	2,000,000	2,121,080
Washington—.2%
Seattle, Municipal Light and Power Revenue	5.50	12/1/10	1,000,000	1,050,140
Washington Public Power Supply System,
Revenue (Nuclear Project Number 1)	7.00	7/1/08	380,000	390,249
Washington Public Power Supply System,
Revenue (Nuclear Project Number 1)	7.00	7/1/08	620,000	636,002
West Virginia—.4%
Monongalia County Building Commission,
HR (Monongalia General Hospital)	5.25	7/1/20	4,240,000	4,278,966
Wisconsin—1.4%
Kenosha, Waterworks Revenue (Insured; FGIC)	5.00	12/1/12	750,000	775,350
Wisconsin, Transportation Revenue (Insured; FGIC)	5.00	7/1/18	11,825,000	12,466,388
Wisconsin Health and Educational Facilities Authority,
Revenue (Aurora Medical Group Inc.) (Insured; FSA)	5.75	11/15/07	500,000	501,980
U.S. Related—5.2%
Puerto Rico Commonwealth	5.00	7/1/12	2,000,000	2,069,660
Puerto Rico Commonwealth (Insured; MBIA)	6.25	7/1/11	950,000	1,038,797
Puerto Rico Commonwealth (Insured; MBIA)	6.25	7/1/13	1,380,000	1,560,325
Puerto Rico Commonwealth, Public Improvement Bonds	6.00	7/1/08	1,500,000	1,524,930
Puerto Rico Commonwealth, Public Improvement Bonds	5.50	7/1/20	5,000,000	5,594,600
Puerto Rico Electric Power Authority,
Power Revenue (Insured; FSA)	5.25	7/1/10	4,605,000 b	4,851,229

28

Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related (continued)
Puerto Rico Electric Power Authority,
Power Revenue (Insured; MBIA)	5.25	7/1/15	2,000,000	2,182,740
Puerto Rico Electric Power Authority,
Power Revenue (Insured; MBIA)	5.00	7/1/17	3,940,000	4,209,338
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/12	10,000,000	10,472,600
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	4,000,000	4,202,760
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; MBIA)	6.25	7/1/09	85,000	88,949
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; MBIA)	6.25	7/1/09	65,000	68,020
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; MBIA)	5.88	7/1/10	1,405,000b	1,503,575
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; MBIA)	5.88	7/1/10	2,595,000b	2,774,885
Puerto Rico Public Buildings Authority,
Government Facility Revenue	5.50	7/1/14	1,000,000	1,077,390
Puerto Rico Public Buildings Authority,
Government Facility Revenue	5.50	7/1/15	1,000,000	1,080,750
Puerto Rico Public Buildings Authority,
Government Facility Revenue	5.50	7/1/16	2,000,000	2,166,300
Puerto Rico Public Buildings Authority,
Government Facility Revenue	5.75	7/1/17	1,945,000	2,151,831
Puerto Rico Public Buildings Authority,
Government Facility Revenue (Insured; AMBAC)	6.25	7/1/10	750,000	802,725
University of Puerto Rico, University
System Revenue (Insured; MBIA)	6.25	6/1/08	750,000	764,498
Total Long-Term Municipal Investments (cost $961,735,499)				973,793,271

Short-Term Municipal Investments—.7%

Florida—.2%
Palm Beach County Health Facilities Authority,
Health Facilities Revenue (Bethesda Healthcare
System, Inc. Project) (LOC; SunTrust Bank)	4.00	9/1/07	1,800,000e	1,800,000
Sunshine State Governmental Financing Commission,
Revenue (Governmental Financing Program)
(Insured; AMBAC and Liquidity Facility; Dexia Credit Locale)	4.05	9/1/07	200,000e	200,000
Indiana—.0%
Indiana Educational Facilities Authority, Educational Facilities
Revenue (University of Indianapolis Project) (LOC; Fifth Third Bank)	4.03	9/1/07	150,000e	150,000
Massachusetts—.2%
Massachusetts, GO (Central Artery/Ted Williams Tunnel
Infrastructure Loan Act of 2000) (Liquidity
Facility; State Street Bank and Trust Co.)	3.93	9/1/07	1,700,000e	1,700,000

The Funds 29

STATEMENT OF INVESTMENTS (continued)
Mellon National Intermediate Municipal Bond Fund (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Minnesota—.1%
Arden Hills, Health Care and Housing Revenue, Refunding
(Presbyterian Homes of Arden Hills, Inc. Project) (LOC; U.S. Bancorp)	4.03	9/1/07	1,300,000e	1,300,000
Mississippi—.1%
Jackson County, PCR, Refunding (Chevron USA Inc. Project)	4.05	9/1/07	900,000e	900,000
Pennsylvania—.1%
Delaware County Industrial Development Authority, PCR
(PECO Energy Company Project) (LOC; Wachovia Bank)	4.05	9/1/07	700,000e	700,000
Wisconsin—.0%
Wisconsin Health and Educational Facilities Authority, Revenue
(Alverno College Project) (LOC; Allied Irish Banks)	4.03	9/1/07	100,000e	100,000
Wyoming—.0%
Sweetwater County, PCR, Refunding (Pacificorp
Projects) (LOC; Barclays Bank PLC)	4.05	9/1/07	100,000e	100,000
Total Short-Term Municipal Investments
(cost $6,950,000)				6,950,000

Total Investments (cost $968,685,499)			101.1%	980,743,271
Liabilities, Less Cash and Receivables			(1.1%)	(10,245,402)
Net Assets			100.0%	970,497,869

a Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Purchased on a delayed delivery basis.
d Subject to interest rate change on November 1, 2011.
e Securities payable on demand.Variable interest rate—subject to periodic change.

30

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance Company	CIC	Continental Insurance Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors
Assurance Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	57.2
AA		Aa		AA	21.2
A		A		A	8.1
BBB		Baa		BBB	12.8
F1		MIG1/P1		SP1/A1	.7
					100.0
† Based on total investments.
See notes to financial statements.

The Funds 31

STATEMENT OF INVESTMENTS August 31, 2007
Mellon National Short-Term Municipal Bond Fund

Long-Term Municipal	Coupon	Maturity	Principal
Investments—92.6%	Rate (%)	Date	Amount ($)	Value ($)

Alabama—5.0%
Alabama Public School and College Authority,
Capital Improvement Bonds	5.63	7/1/13	1,000,000	1,046,150
Jefferson County, Sewer Revenue Capital
Improvement Warrants (Insured; FGIC)	5.13	2/1/09	3,000,000 a	3,088,200
Jefferson County, Sewer Revenue Warrants (Insured; FSA)	5.25	2/1/13	3,000,000	3,100,080
Arizona—3.6%
Chandler Industrial Development Authority,
IDR (Intel Corporation Project)	4.38	12/1/10	5,200,000	5,264,116
California—6.8%
Agua Caliente Band, Cahuilla Indians Revenue	4.60	7/1/08	400,000	399,716
California Department of Water Resources, Power Supply Revenue	5.50	5/1/11	2,000,000	2,121,920
California Infrastructure and Economic Development
Bank, Revenue (The J. Paul Getty Trust)	3.90	12/1/11	2,000,000	2,013,560
California Statewide Communities Development
Authority, MFHR (Clara Park / Cypress Sunrise /
Wysong Plaza Apartments) (Collateralized; GNMA)	4.55	1/20/16	1,335,000	1,356,827
California Statewide Communities Development
Authority, Revenue (Kaiser Permanente)	2.63	5/1/08	2,000,000	1,976,480
Del Mar Race Track Authority, Revenue	5.00	8/15/09	1,080,000	1,093,306
Golden State Tobacco Securitization Corporation,
Tobacco Settlement Asset-Backed Bonds	5.00	6/1/11	1,005,000	1,019,492
Colorado—1.8%
Black Hawk, Device Tax Revenue	5.00	12/1/11	600,000	612,492
Colorado Health Facilities Authority, Health Facilities Revenue
(The Evangelical Lutheran Good Samaritan Society Project)	3.75	6/1/09	1,000,000	991,390
Colorado Health Facilities Authority, Health Facilities Revenue
(The Evangelical Lutheran Good Samaritan Society Project)	5.00	6/1/10	1,000,000	1,020,380
Connecticut—2.3%
Connecticut Development Authority, PCR
(Connecticut Light and Power Company Project)	5.85	9/1/28	3,000,000	3,087,960
Mohegan Tribe of Indians of Connecticut Gaming Authority,
Priority Distribution Payment Public Improvement Revenue	5.00	1/1/08	200,000	200,486
Florida—6.2%
Escambia County Health Facilities Authority,
Revenue (Ascension Health Credit Group)	5.00	11/15/07	400,000	400,888
Florida Department of Environmental Protection,
Preservation 2000 Revenue (Insured; FSA)	5.25	7/1/13	5,000,000	5,108,750
Highlands County Health Facilities Authority, HR
(Adventist Health System/Sunbelt Obligated Group)	5.00	11/15/07	500,000	501,040
Highlands County Health Facilities Authority, HR
(Adventist Health System/Sunbelt Obligated Group)	5.00	11/15/08	500,000	505,915
Miami-Dade County Health Facilities Authority, HR
(Miami Children’s Hospital Project) (Insured; AMBAC)	5.50	8/15/11	2,450,000	2,609,911

32

Mellon National Short-Term Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Illinois—7.2%
Illinois, GO (Illinois Fund for Infrastructure,
Roads, Schools and Transit) (Insured; FGIC)	6.00	1/1/17	5,575,000	5,849,847
Illinois, Sales Tax Revenue (Illinois Fund for
Infrastructure, Roads, Schools and Transit)	5.50	6/15/13	1,100,000	1,165,538
Illinois Educational Facilities Authority,
Revenue (University of Chicago)	4.05	7/1/09	1,000,000	1,004,610
Metropolitan Pier and Exposition Authority,
Dedicated State Tax Revenue (Insured; AMBAC)	5.38	6/1/14	2,500,000	2,527,825
Indiana—2.4%
Indiana Health and Educational Facility Financing Authority,
HR (Clarian Health Obligated Group)	5.00	2/15/11	1,000,000	1,026,430
Indiana Health Facility Financing Authority, HR
(The Methodist Hospitals, Inc.)	5.25	9/15/09	2,415,000	2,429,997
Iowa—.7%
Coralville, Annual Appropriation GO Urban
Renewal Bond Anticipation Project Notes	4.25	6/1/09	1,085,000	1,088,255
Kansas—3.8%
The Unified Government of Wyandotte County/Kansas City,
Tax Exempt Sales Tax Special Obligation Revenue
(Redevelopment Project Area B) (LOC; Citibank NA)	3.75	12/1/12	5,520,000	5,503,606
Kentucky—1.8%
Kentucky Economic Development Finance Authority,
Health System Revenue (Norton Healthcare, Inc.)	6.25	10/1/10	335,000 a	362,403
Kentucky Economic Development Finance Authority,
Health System Revenue (Norton Healthcare, Inc.)	6.25	10/1/12	665,000	702,546
Kentucky Property and Buildings Commission,
Revenue (Project 69) (Insured; FSA)	5.25	8/1/14	1,450,000	1,526,009
Massachusetts—3.1%
Massachusetts, Federal Highway, GAN (Insured; FSA)	5.75	6/15/12	2,000,000	2,120,960
Massachusetts Development Finance Agency,
Revenue (Combined Jewish Philanthropies
of Greater Boston, Inc. Project)	3.50	2/1/08	495,000	493,505
Massachusetts Health and Educational Facilities Authority,
Revenue (Milford Regional Medical Center Issue)	5.00	7/15/09	340,000	342,424
Massachusetts Health and Educational Facilities Authority,
Revenue (Milford Regional Medical Center Issue)	5.00	7/15/10	200,000	201,824
Massachusetts Housing Finance Agency, Housing Revenue	4.20	12/1/10	1,335,000	1,351,728
Michigan—.7%
Michigan Hospital Finance Authority, HR
(Oakwood Obligated Group)	5.00	11/1/07	1,000,000	1,001,710
Mississippi—3.7%
Mississippi Business Finance Corporation, SWDR
(Waste Management, Inc. Project)	4.40	3/1/11	1,000,000	981,740

The Funds 33

STATEMENT OF INVESTMENTS (continued)

Mellon National Short-Term Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Mississippi (continued)
Mississippi Hospital Equipment and Facilities Authority,
Hospital Refunding and Improvement Revenue
(South Central Regional Medical Center)	5.00	12/1/09	1,085,000	1,096,989
Mississippi Hospital Equipment and Facilities Authority,
Revenue (Baptist Memorial Health Care)	3.70	10/1/07	3,290,000	3,288,651
Missouri—1.4%
Bi-State Development Agency of the Missouri-Illinois Metropolitan
District, Subordinate Mass Transit Sales Tax Appropriation
Revenue (Metrolink Cross County Extension Project)	3.95	10/1/09	1,000,000	1,005,000
Blue Springs Neighborhood Improvement District, Limited GO
Temporary Notes (South Area Sewer Improvement Project)	4.13	3/1/09	1,000,000	1,000,030
Montana—3.1%
Montana Board of Regents of Higher Education, University of
Montana Facilities Improvement Revenue (Insured; MBIA)	5.75	5/15/10	350,000 a	374,864
Montana Board of Regents of Higher Education, University of
Montana Facilities Improvement Revenue (Insured; MBIA)	5.75	5/15/24	3,900,000	4,146,285
Nevada—1.3%
Clark County, PCR (Southern California Edison Company)	3.25	3/2/09	2,000,000	1,967,820
New Hampshire—1.7%
New Hampshire Health and Education Facilities Authority, Revenue
(Center for Life Management Issue) (LOC; Ocean National Bank)	4.05	7/1/11	2,505,000	2,498,287
New Jersey—1.2%
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.63	6/15/17	1,105,000	1,105,541
University of Medicine and Dentistry of New Jersey, COP (Insured; MBIA)	6.75	12/1/09	675,000	681,885
New York—2.1%
Buffalo and Fort Erie Public Bridge Authority, Toll Bridge
System Revenue (Liquidity Facility; Bank of Nova Scotia)	4.00	7/1/10	1,000,000	1,004,620
New York City, GO (Insured; XLCA)	5.20	8/1/09	2,000,000	2,020,220
North Carolina—1.8%
Charlotte, GO	5.25	2/1/12	2,500,000	2,564,850
Ohio—3.9%
American Municipal Power—Ohio, Inc.,
Electricity Purpose Revenue (Prepayment Issue)	5.00	2/1/11	3,000,000	3,088,530
Lorain County, Hospital Facilities Improvement
Revenue (Catholic Healthcare Partners)	5.63	10/1/12	2,500,000	2,669,425
Pennsylvania—1.1%
Lehigh County Industrial Development Authority, PCR
(PPL Electric Utilities Corporation Project) (Insured; AMBAC)	3.13	11/1/08	1,250,000	1,239,712
Sayre Health Care Facilities Authority, Revenue (Guthrie Health Issue)	5.50	12/1/09	400,000	412,716
South Carolina—2.7%
South Carolina Jobs and Economic Development Authority, EDR
(Waste Management of South Carolina Inc. Project)	3.30	11/1/07	4,000,000	3,990,360

34

Mellon National Short-Term Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Tennessee—1.7%
Tennessee Energy Acquisition Corporation,
Gas Project Revenue	5.00	9/1/09	2,500,000	2,543,175
Texas—7.0%
Austin, Hotel Occupancy Tax Revenue (Convention
Center/Waller Creek Venue Project) (Insured; AMBAC)	5.25	11/15/19	3,000,000	3,087,510
Montgomery County, Unlimited Tax
Adjustable Rate Road Bonds (Insured; FSA)	5.00	9/1/08	2,000,000	2,025,140
Montgomery County, Unlimited Tax
Adjustable Rate Road Bonds (Insured; FSA)	5.00	9/1/10	1,050,000	1,082,855
Port Arthur Independent School District, Unlimited Tax
School Building Bonds (Insured; AMBAC)	5.25	2/15/18	1,000,000	1,019,540
San Antonio, Electric and Gas Systems
Junior Lien Revenue (SBPA; BNP Paribas)	3.55	12/1/07	2,000,000	1,997,840
Texas Municipal Gas Acquisition and Supply
Corporation I, Gas Supply Revenue	5.00	12/15/13	1,000,000	1,031,860
Virginia—7.9%
Louisa Industrial Development Authority, PCR
(Virginia Electric and Power Company)	5.25	12/1/08	2,000,000	2,021,940
Peninsula Ports Authority, Coal Terminal Revenue
(Dominion Terminal Associates Project—DETC Issue)	3.30	10/1/08	1,400,000	1,386,462
Rappahannock Regional Jail Authority, Regional Jail Facility GAN	4.25	12/1/09	3,000,000	3,018,300
Riverside Regional Jail Authority, Jail Facility Senior RAN	4.25	7/1/10	3,000,000	3,023,280
Western Virginia Regional Jail Authority, Regional Jail Facility RAN	4.13	12/1/09	2,000,000	2,012,200
Washington—1.7%
Washington Higher Education Facilities Authority, Revenue
(University of Puget Sound Project) (LOC; Bank of America)	5.00	4/1/08	2,500,000	2,518,150
U.S. Related—4.9%
Puerto Rico Electric Authority, Power Revenue	4.00	7/1/08	500,000	501,015
Puerto Rico Infrastructure Financing
Authority, Special Tax Revenue	4.50	7/1/10	4,105,000	4,175,237
University of Puerto Rico, University System Revenue	5.00	6/1/13	2,315,000	2,422,671
Total Long-Term Municipal Investments (cost $135,523,109)				135,222,976

Short-Term Municipal Investments—6.2%

Illinois—1.0%
Illinois Health Facilities Authority, Revenue (The University of
Chicago Hospitals and Health System) (Insured; MBIA)	4.00	9/1/07	1,500,000b	1,500,000
Massachusetts—.1%
Massachusetts, GO (Central Artery/Ted Williams
Tunnel Infrastructure Loan Act of 2000)
(Liquidity Facility; State Street Bank and Trust Co.)	3.96	9/1/07	200,000b	200,000

The Funds 35

STATEMENT OF INVESTMENTS (continued)

Mellon National Short-Term Municipal Bond Fund (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Minnesota—.5%
Arden Hills, Health Care and Housing Revenue,
Refunding (Presbyterian Homes of Arden
Hills, Inc. Project) (LOC; U.S. Bancorp)	4.00	9/1/07	700,000b	700,000
Missouri—1.0%
Missouri Health and Educational Facilities Authority,
Health Facilities Revenue (Cox Health System)
(Insured; AMBAC and Liquidity Facility; Bank of Nova Scotia)	3.99	9/1/07	1,500,000b	1,500,000
Montana—1.1%
Forsyth, PCR, Refunding (PacifiCorp Project)
(LOC; Rabobank Nederland)	3.99	9/1/07	1,600,000b	1,600,000
Pennsylvania—1.0%
Delaware County Industrial Development Authority,
PCR (BP Exploration and Oil Inc. Project)	4.00	9/1/07	1,500,000b	1,500,000
Utah—.9%
Emery County, PCR, Refunding (PacifiCorp Projects)
(Insured; AMBAC and Liquidity Facility; Bank of Nova Scotia)	4.00	9/1/07	1,200,000b	1,200,000
Utah Board of Regents, HR, Refunding (University of Utah)
(Insured; MBIA and Liquidity Facility; DEPFA Bank PLC)	4.05	9/1/07	100,000b	100,000
Virginia—.1%
Washington Economic Development Finance Authority, EDR
(Pioneer Human Services Project) (LOC; U.S. Bank NA)	3.92	9/1/07	100,000b	100,000
Wyoming—.5%
Sweetwater County, PCR, Refunding
(Pacificorp Projects) (LOC; Barclays Bank PLC)	3.99	9/1/07	700,000b	700,000
Total Short-Term Municipal Investments (cost $9,100,000)				9,100,000

Total Investments (cost $144,623,109)			98.8%	144,322,976
Cash and Receivables (Net)			1.2%	1,706,870
Net Assets			100.0%	146,029,846

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Securities payable on demand.Variable interest rate—subject to periodic change.

36

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance Company	CIC	Continental Insurance Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors
Assurance Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	38.4
AA		Aa		AA	15.3
A		A		A	15.7
BBB		Baa		BBB	18.0
BB		Ba		BB	.1
F1		MIG1/P1		SP1/A1	9.8
Not Rated c		Not Rated c		Not Rated c	2.7
					100.0

† Based on total investments.
c Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Funds 37

STATEMENT OF INVESTMENTS August 31, 2007
Mellon Pennsylvania Intermediate Municipal Bond Fund

Long-Term Municipal	Coupon	Maturity	Principal
Investments—99.0%	Rate (%)	Date	Amount ($)	Value ($)

Alabama—.6%
Jefferson County, Limited Obligation School Warrants	5.50	1/1/21	3,500,000	3,709,580
Arizona—.2%
University Medical Center Corporation, HR	5.25	7/1/15	1,160,000	1,198,558
California—4.8%
Agua Caliente Band, Cahuilla Indians Revenue	6.00	7/1/18	1,500,000	1,573,425
Alameda Corridor Transportation Authority,
Revenue (Insured; AMBAC)	0/5.25	10/1/21	2,000,000 a	1,633,280
California	5.25	11/1/17	2,500,000	2,641,175
California	5.50	6/1/20	110,000	114,075
California	5.50	11/1/33	6,300,000	6,595,848
California County Tobacco Securitization Agency,
Tobacco Settlement Asset-Backed Bonds
(Los Angeles County Securitization Corporation)	0/5.25	6/1/21	1,250,000 a	999,262
Foothill/Eastern Transportation Corridor Agency,
Toll Road Revenue	5.75	1/15/40	2,000,000	2,022,380
Foothill/Eastern Transportation Corridor Agency,
Toll Road Revenue (Insured; MBIA)	0/5.88	1/15/27	6,000,000 a	5,850,600
Foothill/Eastern Transportation Corridor Agency,
Toll Road Revenue (Insured; MBIA)	0/5.88	1/15/29	2,000,000 a	1,946,820
Golden State Tobacco Securitization Corporation, Enhanced
Tobacco Settlement Asset-Backed Bonds (Insured; AMBAC)	5.00	6/1/21	1,910,000	1,952,077
Golden State Tobacco Securitization Corporation,
Tobacco Settlement Asset-Backed Bonds	4.50	6/1/27	4,470,000	4,242,343
Colorado—.7%
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC)	0/5.70	6/15/21	5,000,000 a	4,504,350
Florida—.2%
Miami-Dade County, Subordinate Special Obligation	0/5.00	10/1/35	1,500,000 a	1,386,435
Illinois—.3%
Illinois Finance Authority, Gas Supply Revenue (The Peoples
Gas Light and Coke Company Project) (Insured; AMBAC)	4.30	6/1/16	2,000,000	2,007,860
Louisiana—.1%
Parish of Saint John the Baptist, Revenue
(Marathon Oil Corporation Project)	5.13	6/1/37	810,000	780,735
Massachusetts—.6%
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	350,000	345,415
Massachusetts Water Pollution Abatement Trust (Pooled Loan Program)	5.00	8/1/32	3,000,000	3,031,110
Michigan—1.7%
Detroit City School District, School Buildings
and Site Improvement Bonds (Insured; FGIC)	5.25	5/1/17	2,000,000	2,167,300
Michigan Tobacco Settlement Finance Authority,
Tobacco Settlement Asset-Backed Bonds	5.13	6/1/22	5,225,000	5,113,498
Michigan Tobacco Settlement Finance Authority,
Tobacco Settlement Asset-Backed Bonds	6.00	6/1/34	3,000,000	3,036,090

38

Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Missouri—.1%
Missouri Housing Development Commission, SFMR
(Homeownership Loan Program) (Collateralized: FNMA and GNMA)	6.40	9/1/29	485,000	497,751
New Hampshire—.2%
New Hampshire Business Finance Authority,
PCR (Central Maine Power Company)	5.38	5/1/14	1,015,000	1,058,767
New Jersey—2.6%
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured; FSA)	5.80	11/1/19	4,805,000	5,372,038
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured; FSA)	5.80	11/1/21	2,000,000	2,233,960
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured; FSA)	5.80	11/1/23	2,000,000	2,228,240
New Jersey Economic Development
Authority, Cigarette Tax Revenue	5.75	6/15/29	4,000,000	4,146,120
Tobacco Settlement Financing Corporation of
New Jersey, Tobacco Settlement Asset-Backed Bonds	4.50	6/1/23	1,860,000	1,772,003
New York—2.1%
Long Island Power Authority, Electric System
General Revenue (Insured; FGIC)	5.25	12/1/20	2,000,000	2,137,960
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.50/14.00	11/1/26	4,000,000 b	4,261,600
New York State Thruway Authority, Second
General Highway and Bridge Trust Fund Bonds	5.00	4/1/15	2,000,000	2,135,720
New York State Thruway Authority, Second
General Highway and Bridge Trust Fund Bonds	5.00	4/1/20	4,000,000	4,221,960
North Carolina—.5%
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.30	1/1/15	1,500,000	1,534,470
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.13	1/1/23	1,500,000	1,471,800
Ohio—.9%
Cuyahoga County, Revenue (Cleveland Clinic Health System)	6.00	1/1/16	5,000,000	5,511,300
Pennsylvania—66.8%
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.00	6/15/14	5,000,000	5,235,950
Allegheny County Port Authority,
Special Transportation Revenue (Insured; FGIC)	5.38	3/1/11	2,500,000	2,636,700
Allegheny County Port Authority,
Special Transportation Revenue (Insured; FGIC)	5.50	3/1/14	2,500,000	2,660,650
Allegheny County Port Authority,
Special Transportation Revenue (Insured; FGIC)	5.50	3/1/16	1,360,000	1,447,856
Allegheny County Sanitary Authority, Sewer Revenue (Insured; MBIA)	5.00	12/1/18	2,560,000	2,705,050
Beaver County Industrial Development Authority,
PCR (Duquesne Light Company Project) (Insured; AMBAC)	4.50	11/1/29	6,500,000	6,096,090

The Funds 39

STATEMENT OF INVESTMENTS (continued)

Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Blair County (Insured; AMBAC)	5.38	8/1/15	1,880,000	2,063,620
Blair County (Insured; AMBAC)	5.38	8/1/16	1,980,000	2,179,782
Central Dauphin School District, GO (Insured; MBIA)	6.75	2/1/16	5,000,000c	5,969,500
Central Dauphin School District, GO (Insured; MBIA)	7.00	2/1/16	1,630,000c	1,973,620
Central Dauphin School District, GO (Insured; MBIA)	7.50	2/1/16	3,100,000c	3,858,229
Central York School District, GO (Insured; FGIC)	5.00	6/1/12	2,305,000	2,435,855
Central York School District, GO (Insured; FGIC)	5.50	6/1/12	80,000c	86,306
Central York School District, GO (Insured; FGIC)	5.50	6/1/14	920,000	986,341
Chester County	5.00	8/15/18	4,545,000	4,794,930
Chichester School District, GO (Insured; FSA)	5.25	3/15/24	1,355,000	1,433,753
Coatesville Area School District, GO (Insured; FSA)	5.25	8/15/14	1,485,000c	1,614,091
Coatesville Area School District, GO (Insured; FSA)	5.25	8/15/14	6,515,000c	7,081,349
Delaware County Authority, College Revenue (Haverford College)	5.88	11/15/21	1,500,000	1,597,410
Delaware County Authority, College Revenue (Haverford College)	5.75	11/15/25	3,000,000	3,175,260
Delaware County Authority, University Revenue
(Villanova University) (Insured; AMBAC)	5.00	8/1/20	2,095,000	2,200,211
Delaware County Regional Water Quality
Control Authority, Sewer Revenue (Insured; FGIC)	4.75	5/1/10	1,945,000	1,998,565
Delaware River Joint Toll Bridge Commission,
Bridge Revenue (Insured; MBIA)	5.25	7/1/17	1,485,000	1,606,102
Downingtown Area School District, GO	5.38	2/1/09	5,020,000	5,141,484
East Stroudsburg Area School District, GO (Insured; FSA)	7.50	9/1/16	2,500,000c	3,145,550
Easton Area School District, GO (Insured; FSA)	7.50	4/1/18	1,000,000	1,233,110
Easton Area School District, GO (Insured; FSA)	7.50	4/1/21	3,000,000	3,671,940
Easton Area School District, GO (Insured; FSA)	7.50	4/1/22	3,000,000	3,669,540
Erie County (Insured; FGIC)	5.50	9/1/22	1,640,000	1,837,538
Fleetwood Area School District, GO (Insured; FGIC)	5.00	4/1/11	1,500,000	1,567,650
Harrisburg Authority, School Revenue
(Harrisburg Project) (Insured; FGIC)	5.00	4/1/10	2,500,000	2,582,100
Kennett Consolidated School District, GO (Insured; FGIC)	5.50	2/15/12	1,310,000c	1,407,412
Lancaster County Solid Waste Management Authority,
Resource Recovery System Revenue (Insured; AMBAC)	5.25	12/15/08	3,940,000	4,004,498
Lancaster County Solid Waste Management Authority,
Resource Recovery System Revenue (Insured; AMBAC)	5.25	12/15/09	4,230,000	4,347,467
Lancaster County Solid Waste Management Authority,
Resource Recovery System Revenue (Insured; AMBAC)	5.25	12/15/10	2,000,000	2,075,640
Lancaster County Vocational Technical
School Authority, LR (Insured; FGIC)	5.25	2/15/10	1,500,000	1,555,860
Lancaster Higher Education Authority, College Revenue
(Franklin and Marshall College Project)	5.25	4/15/16	1,815,000	1,914,026
Lancaster Parking Authority, Guaranteed Parking
Revenue (Insured; AMBAC)	5.00	12/1/32	2,300,000d	2,347,012

40

Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Lancaster Parking Authority, Guaranteed Parking
Revenue (Insured; AMBAC)	5.00	12/1/35	1,500,000d	1,527,000
Lehigh County General Purpose Authority,
Revenue (Good Shepherd Group)	5.25	11/1/14	3,255,000	3,336,375
Lehigh County Industrial Development Authority, PCR
(People Electric Utilities Corporation Project) (Insured; FGIC)	4.75	2/15/27	2,000,000	2,003,060
Lower Merion School District, GO	5.00	9/1/22	2,980,000	3,132,010
Lower Merion School District, GO	5.00	5/15/29	11,975,000	12,263,478
Montgomery County	5.00	9/15/10	1,165,000	1,210,680
Montgomery County	5.00	9/15/11	2,155,000	2,265,357
Muhlenberg School District, GO (Insured; FGIC)	5.38	4/1/15	1,000,000	1,064,690
Neshaminy School District, GO (Insured; AMBAC)	5.00	5/1/18	2,000,000	2,119,880
Neshaminy School District, GO (Insured; AMBAC)	5.00	5/1/24	1,500,000	1,554,870
Northampton County Higher Education
Authority, Revenue (Lehigh University)	5.50	11/15/11	2,500,000	2,679,150
Northwestern Lehigh School District, GO (Insured; FSA)	5.00	3/15/10	1,245,000	1,285,288
Owen J. Roberts School District, GO (Insured; FSA)	5.50	8/15/12	1,440,000c	1,558,051
Parkland School District, GO (Insured; FGIC)	5.25	9/1/11	2,220,000	2,351,513
Parkland School District, GO (Insured; FGIC)	5.38	9/1/14	3,110,000	3,401,003
Parkland School District, GO (Insured; FGIC)	5.38	9/1/16	1,490,000	1,641,444
Pennsylvania	6.00	1/15/10	2,500,000c	2,653,700
Pennsylvania	5.25	10/15/10	10,000,000	10,469,200
Pennsylvania	5.25	2/1/11	7,850,000	8,251,056
Pennsylvania Economic Development Financing
Authority, SWDR (Waste Management Inc. Project)	4.70	11/1/14	5,000,000	4,853,150
Pennsylvania Higher Educational Facilities Authority,
College Revenue (Lafayette College Project)	6.00	5/1/30	5,000,000	5,239,900
Pennsylvania Higher Educational Facilities Authority,
Health Services Revenue (Allegheny Delaware
Valley Obligated Group Project) (Insured; MBIA)	5.60	11/15/10	2,000,000	2,110,660
Pennsylvania Higher Educational Facilities Authority,
Revenue (Bryn Mawr College) (Insured; AMBAC)	5.25	12/1/12	3,000,000	3,220,890
Pennsylvania Higher Educational Facilities Authority,
Revenue (Drexel University) (Insured; MBIA)	5.30	5/1/10	3,035,000	3,099,221
Pennsylvania Higher Educational Facilities Authority,
Revenue (La Salle University)	5.50	5/1/34	2,250,000	2,251,440
Pennsylvania Higher Educational Facilities Authority,
Revenue (State System of Higher Education) (Insured; AMBAC)	5.00	6/15/10	2,785,000	2,881,807
Pennsylvania Higher Educational Facilities Authority,
Revenue (State System of Higher Education) (Insured; AMBAC)	5.75	6/15/10	3,045,000	3,205,076
Pennsylvania Higher Educational Facilities Authority,
Revenue (State System of Higher Education) (Insured; AMBAC)	5.00	6/15/11	2,935,000	3,072,270

The Funds 41

STATEMENT OF INVESTMENTS (continued)

Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority,
Revenue (Temple University) (Insured; MBIA)	5.25	4/1/14	960,000	977,424
Pennsylvania Higher Educational Facilities Authority,
Revenue (Thomas Jefferson University) (Insured; AMBAC)	5.25	9/1/17	1,700,000	1,857,318
Pennsylvania Higher Educational Facilities Authority,
Revenue (Thomas Jefferson University) (Insured; AMBAC)	5.25	9/1/18	1,485,000	1,619,185
Pennsylvania Higher Educational Facilities Authority,
Revenue (University of Scranton) (Insured; AMBAC)	5.75	5/1/11	1,690,000c	1,808,993
Pennsylvania Higher Educational Facilities Authority,
Revenue (UPMC Health System)	5.00	1/15/10	1,630,000	1,671,109
Pennsylvania Higher Educational Facilities Authority,
Revenue (UPMC Health System)	5.13	1/15/11	1,550,000	1,608,636
Pennsylvania Higher Educational Facilities Authority,
Revenue (UPMC Health System)	6.00	1/15/22	2,500,000	2,668,225
Pennsylvania Higher Educational Facilities Authority,
Revenue (UPMC Health System) (Insured; FSA)	5.25	8/1/12	3,000,000	3,102,630
Pennsylvania Housing Finance Agency, SFMR	5.35	10/1/09	1,165,000	1,183,267
Pennsylvania Housing Finance Agency, SFMR	5.45	10/1/10	3,025,000	3,078,512
Pennsylvania Housing Finance Agency, SFMR	5.50	10/1/11	1,325,000	1,347,101
Pennsylvania Housing Finance Agency, SFMR	5.55	10/1/12	325,000	327,025
Pennsylvania Industrial Development
Authority, EDR (Insured; AMBAC)	5.80	1/1/09	5,000,000	5,131,450
Pennsylvania Industrial Development
Authority, EDR (Insured; AMBAC)	5.50	7/1/12	5,335,000	5,730,483
Pennsylvania Turnpike Commission, Oil Franchise
Tax Subordinated Revenue (Insured; MBIA)	5.25	12/1/13	2,500,000c	2,702,000
Pennsylvania Turnpike Commission,
Registration Fee Revenue (Insured; FSA)	5.25	7/15/24	5,000,000	5,467,700
Pennsylvania Turnpike Commission,
Registration Fee Revenue (Insured; FSA)	5.25	7/15/25	5,000,000	5,466,550
Pennsylvania Turnpike Commission, Turnpike Revenue	5.50	6/1/15	1,500,000	1,601,595
Pennsylvania Turnpike Commission,
Turnpike Revenue (Insured; AMBAC)	5.00	12/1/23	3,700,000	3,847,260
Pennsylvania Turnpike Commission,
Turnpike Revenue (Insured; AMBAC)	5.00	12/1/29	5,000,000	5,112,500
Pennsylvania Turnpike Commission,
Turnpike Revenue (Insured; FGIC)	5.00	6/1/11	3,000,000	3,143,250
Pennsylvania Turnpike Commission,
Turnpike Revenue (Insured; FGIC)	5.50	12/1/11	2,510,000	2,693,682
Pennsylvania Turnpike Commission,
Turnpike Revenue (Insured; FGIC)	5.50	12/1/12	2,000,000	2,172,920
Perkiomen Valley School District, GO (Insured; FSA)	5.25	3/1/11	690,000c	725,390
Perkiomen Valley School District, GO (Insured; FSA)	5.25	3/1/11	720,000c	756,929
Perkiomen Valley School District, GO (Insured; FSA)	5.25	3/1/13	540,000	565,580
Perkiomen Valley School District, GO (Insured; FSA)	5.25	3/1/14	570,000	597,001
42

Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Philadelphia (Insured; FSA)	5.25	3/15/11	3,500,000	3,611,230
Philadelphia (Insured; FSA)	5.25	3/15/12	235,000	242,360
Philadelphia (Insured; FSA)	5.25	3/15/13	2,000,000	2,062,100
Philadelphia (Insured; FSA)	5.25	3/15/14	1,000,000	1,031,050
Philadelphia, Water and Wastewater Revenue (Insured; AMBAC)	5.63	6/15/09	5,000,000	5,169,650
Philadelphia, Water and Wastewater Revenue (Insured; AMBAC)	5.25	12/15/12	10,000,000	10,730,800
Philadelphia, Water and Wastewater Revenue (Insured; FSA)	5.25	7/1/18	5,000,000	5,340,200
Philadelphia, Water and Wastewater Revenue (Insured; FSA)	5.00	7/1/23	1,690,000	1,744,604
Philadelphia Authority for Industrial Development, Industrial
and Commercial Revenue (Girard Estates Facilities Leasing Project)	5.00	5/15/19	2,400,000	2,402,352
Philadelphia Authority for Industrial Development, Revenue
(Cultural and Commercial Corridors Program) (Insured; FGIC)	5.00	12/1/20	3,380,000	3,520,777
Philadelphia Authority for Industrial Development, Revenue
(Cultural and Commercial Corridors Program) (Insured; FGIC)	5.00	12/1/22	3,150,000	3,257,068
Philadelphia Hospital and Higher Education Facilities
Authority, Revenue (Jefferson Health System)	5.50	5/15/08	1,000,000	1,011,350
Philadelphia Parking Authority, Airport Parking
Revenue (Insured; AMBAC)	5.75	9/1/09	2,255,000	2,340,600
Philadelphia Parking Authority, Parking Revenue (Insured; AMBAC)	5.25	2/1/13	1,935,000	1,991,889
Philadelphia Parking Authority, Parking Revenue (Insured; AMBAC)	5.25	2/1/14	2,040,000	2,099,976
Philadelphia School District, GO (Insured; AMBAC)	5.00	4/1/17	5,000,000	5,247,350
Philadelphia School District, GO (Insured; FSA)	5.75	2/1/11	4,000,000	4,250,880
Philadelphia School District, GO (Insured; FSA)	5.75	2/1/11	3,000,000c	3,198,060
Philadelphia School District, GO (Insured; FSA)	5.50	2/1/12	1,310,000c	1,406,612
Philadelphia School District, GO (Insured; FSA)	5.50	2/1/12	1,770,000c	1,900,537
Philadelphia School District, GO (Insured; MBIA)	5.25	4/1/09	2,500,000c	2,559,950
Pittsburgh School District, GO (Insured; FSA)	5.50	9/1/16	4,000,000	4,418,560
Pittsburgh School District, GO (Insured; FSA)	5.50	9/1/18	1,000,000	1,113,120
Pocono Mountain School District, GO (Insured; FSA)	5.00	9/1/22	5,270,000	5,498,823
Saint Mary Hospital Authority, Health System
Revenue (Catholic Health East Issue)	5.00	11/15/21	1,000,000	1,007,450
Scranton-Lackawanna Health and Welfare Authority,
Revenue (Community Medical Center Project) (Insured; MBIA)	5.50	7/1/10	3,035,000	3,102,529
Scranton-Lackawanna Health and Welfare Authority,
Revenue (Community Medical Center Project) (Insured; MBIA)	5.50	7/1/11	3,195,000	3,266,089
Springfield School District, GO (Insured; FSA)	4.75	3/15/12	1,085,000	1,132,870
State Public School Building Authority, School LR
(Richland School District Project) (Insured; FGIC)	5.00	11/15/14	1,265,000c	1,358,597
State Public School Building Authority, School LR
(The School District of Philadelphia Project) (Insured; FSA)	5.00	6/1/13	5,000,000c	5,311,000
State Public School Building Authority, School Revenue
(Tuscarora School District Project) (Insured; FSA)	5.25	4/1/13	195,000c	209,251
State Public School Building Authority, School Revenue
(Tuscarora School District Project) (Insured; FSA)	5.25	4/1/17	840,000	897,154

The Funds 43

STATEMENT OF INVESTMENTS (continued)

Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Susquehanna Area Regional Airport Authority,
Airport System Revenue	5.38	1/1/18	6,000,000	6,029,580
Susquehanna Area Regional Airport Authority,
Airport System Revenue (Insured; AMBAC)	5.50	1/1/20	4,370,000	4,551,748
Susquehanna Area Regional Airport Authority,
Airport System Revenue (Insured; AMBAC)	5.00	1/1/33	2,400,000	2,427,264
Swarthmore Borough Authority, College Revenue	5.50	9/15/11	17,500,000	18,666,725
Swarthmore Borough Authority, College Revenue	5.25	9/15/17	1,000,000	1,062,280
Twin Valley School District, GO (Insured; FSA)	5.25	4/1/21	1,000,000	1,059,700
University Area Joint Authority, Sewer Revenue (Insured; MBIA)	5.00	11/1/11	1,430,000	1,504,203
Upper Darby School District, GO (Insured; FGIC)	5.00	5/1/18	2,870,000	3,022,856
Upper Merion Area School District, GO (Insured; MBIA)	5.00	2/15/19	1,165,000	1,216,400
Warwick School District, GO (Insured; FGIC)	5.25	2/15/11	1,000,000	1,050,660
Wilson Area School District, GO (Insured; FGIC)	5.00	2/15/11	1,910,000	1,993,276
Wilson School District, GO (Insured; FSA)	5.38	5/15/15	1,785,000	1,903,096
Wilson School District, GO (Insured; FSA)	5.38	5/15/16	1,500,000	1,599,240
York County (Insured; AMBAC)	5.00	6/1/17	1,100,000	1,162,656
York County Solid Waste and Refuse Authority,
Solid Waste System Revenue (Insured; FGIC)	5.50	12/1/14	1,000,000	1,100,600
South Carolina—.7%
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.88	12/1/12	2,000,000c	2,220,700
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.50	12/1/18	2,000,000	2,183,200
Texas—.8%
Dallas/Fort Worth, International Airport,
Joint Revenue Improvement (Insured; FGIC)	5.50	11/1/31	2,000,000	2,045,420
North East Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.00	8/1/20	2,615,000	2,738,820
Virginia—2.1%
Industrial Development Authority of the County
of Charles City, Solid Waste Disposal Facility
Revenue (USA Waste of Virginia, Inc. Project)	4.88	2/1/09	6,600,000	6,604,224
Louisa Industrial Development Authority, PCR
(Virginia Electric and Power Company)	5.25	12/1/08	5,000,000	5,054,850
Tobacco Settlement Financing Corporation of Virginia,
Tobacco Settlement Asset-Backed Bonds	5.00	6/1/47	1,200,000	1,039,056
U.S. Related—13.0%
Puerto Rico Commonwealth, Public Improvement	5.25	7/1/23	4,090,000	4,231,391
Puerto Rico Commonwealth, Public Improvement (Insured; FGIC)	5.50	7/1/18	9,545,000	10,646,397
Puerto Rico Commonwealth, Public Improvement (Insured; MBIA)	5.50	7/1/14	7,500,000	8,258,175
Puerto Rico Commonwealth, Public Improvement (Insured; MBIA)	5.50	7/1/20	4,000,000	4,475,680
Puerto Rico Electric Power Authority, Power Revenue (Insured; FSA)	5.25	7/1/10	5,000,000c	5,267,350
Puerto Rico Electric Power Authority, Power Revenue (Insured; MBIA)	5.25	7/1/14	7,875,000	8,553,667

44

Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related (continued)
Puerto Rico Electric Power Authority, Power Revenue (Insured; MBIA)	5.50	7/1/17	6,000,000	6,717,660
Puerto Rico Electric Power Authority, Power Revenue (Insured; MBIA)	5.50	7/1/19	2,290,000	2,556,167
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/12	3,000,000	3,141,780
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	3,000,000	3,152,070
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; FSA)	5.50	7/1/13	1,500,000	1,598,985
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; MBIA)	5.50	7/1/13	4,000,000	4,281,920
Puerto Rico Highways and Transportation Authority,
Highway Revenue, Series Y (Insured; MBIA)	6.25	7/1/08	805,000c	822,477
Puerto Rico Highways and Transportation Authority,
Highway Revenue, Series Y (Insured; MBIA)	6.25	7/1/08	490,000	500,515
Puerto Rico Highways and Transportation Authority,
Highway Revenue, Series Z (Insured; MBIA)	6.25	7/1/08	1,000,000	1,021,460
Puerto Rico Highways and Transportation Authority,
Transportation Revenue	5.25	7/1/10	4,000,000	4,150,360
Puerto Rico Infrastructure Financing Authority,
Special Tax Revenue	5.00	7/1/21	5,000,000	5,105,300
Puerto Rico Municipal Finance Agency (Insured; FSA)	5.50	8/1/09	5,000,000	5,174,750
Total Long-Term Municipal Investments (cost $594,884,219)				605,767,382

Short-Term Municipal Investments—1.1%

Pennsylvania;
Delaware County Industrial Development Authority,
PCR (PECO Energy Company Project) (LOC; Wachovia Bank)	4.05	9/1/07	4,800,000e	4,800,000
Philadelphia Authority for Industrial Development,
Revenue (The Institute for Cancer Research Project)
(LOC; JPMorgan Chase Bank)	3.96	9/1/07	100,000e	100,000
Schuylkill County Industrial Development
Authority, RRR, Refunding (Northeastern
Power Company Project) (LOC; Dexia Credit Locale)	4.02	9/1/07	1,905,000e	1,905,000
Total Short-Term Municipal Investments (cost $6,805,000)				6,805,000

Total Investments (cost $601,689,219)			100.1%	612,572,382
Liabilities, Less Cash and Receivables			(.1%)	(659,753)
Net Assets			100.0%	611,912,629

a Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
b Subject to interest rate change on November 1, 2011.
c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
d Purchased on a delayed delivery basis.
e Securities payable on demand.Variable interest rate—subject to periodic change.

The Funds 45

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance Company	CIC	Continental Insurance Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors
Assurance Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	71.3
AA		Aa		AA	12.3
A		A		A	3.6
BBB		Baa		BBB	11.7
F1		MIG1/P1		SP1/A1	1.1
					100.0

† Based on total investments.
See notes to financial statements.

46

STATEMENT OF INVESTMENTS August 31, 2007
Mellon Massachusetts Intermediate Municipal Bond Fund

Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.2%	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts—88.4%
Ashland, GO (Insured; AMBAC)	5.25	5/15/21	1,305,000	1,391,234
Auburn (Insured; AMBAC)	5.13	6/1/20	1,225,000	1,293,943
Bellingham (Insured; AMBAC)	5.38	3/1/14	1,685,000	1,789,858
Boston	5.75	2/1/10	2,000,000	2,098,360
Boston	5.00	3/1/20	2,500,000	2,644,300
Boston	5.00	3/1/21	3,605,000	3,798,661
Boston Economic Development and Industrial
Corporation, Public Parking Facility Bonds	4.50	6/1/10	3,000,000	3,047,520
Boston Water and Sewer Commission, Revenue	9.25	1/1/11	100,000	114,248
Boston Water and Sewer Commission, Revenue	5.00	11/1/19	2,170,000	2,268,149
Boston Water and Sewer Commission, Revenue	5.00	11/1/23	3,920,000	4,064,217
Brockton (Municipal Purpose Loan) (Insured; AMBAC)	5.00	6/1/19	1,430,000	1,499,126
Burlington	5.25	2/1/12	200,000	212,980
Burlington	5.25	2/1/13	250,000	268,665
Cambridge (Municipal Purpose Loan)	5.00	12/15/11	510,000	538,427
Cohasset	5.00	6/15/22	895,000	925,099
Cohasset	5.00	6/15/23	895,000	927,488
Everett (Insured; FGIC)	5.38	12/15/17	1,250,000	1,357,662
Everett (Insured; MBIA)	6.13	12/15/09	1,000,000a	1,062,490
Foxborough, Foxboro Stadium Infrastructure Improvement Bonds	6.00	6/1/10	3,315,000a	3,545,525
Haverhill (State Qualified Municipal Purpose Loan) (Insured; FGIC)	5.00	6/1/16	1,580,000	1,701,265
Haverhill (State Qualified Municipal Purpose Loan) (Insured; FGIC)	5.00	6/1/18	505,000	537,759
Hingham (Municipal Purpose Loan)	5.38	4/1/17	1,645,000	1,752,139
Holden (Municipal Purpose Loan) (Insured; FGIC)	6.00	3/1/10	1,000,000a	1,064,430
Hopedale (Insured; AMBAC)	5.00	11/15/19	650,000	685,737
Ipswich, GO (Insured; FGIC)	5.00	11/15/14	500,000	538,070
Lynn (Insured; MBIA)	5.25	2/15/08	1,500,000	1,511,280
Lynnfield (Municipal Purpose Loan)	5.00	7/1/20	505,000	526,988
Lynnfield (Municipal Purpose Loan)	5.00	7/1/21	525,000	546,215
Lynnfield (Municipal Purpose Loan)	5.00	7/1/22	585,000	606,885
Lynnfield (Municipal Purpose Loan)	5.00	7/1/23	585,000	606,013
Mansfield (Insured; AMBAC)	5.00	8/15/17	1,395,000	1,486,679
Marblehead	5.00	8/15/18	1,340,000	1,410,913
Marblehead	5.00	8/15/22	1,750,000	1,816,535
Mashpee (Insured; FGIC)	5.63	11/15/10	500,000a	534,590
Massachusetts	6.50	8/1/08	590,000	603,735
Massachusetts (Insured; AMBAC)	5.50	10/1/18	5,225,000	5,824,255
Massachusetts (Insured; FSA)	5.25	9/1/22	2,275,000	2,484,391
Massachusetts (Insured; XLCA)	4.78	12/1/12	2,470,000b	2,564,403
Massachusetts, Consolidated Loan	5.50	10/1/09	1,250,000	1,296,325
Massachusetts, Consolidated Loan	5.75	6/1/10	5,000,000a	5,263,350

The Funds 47

Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts, Consolidated Loan	5.25	11/1/12	2,000,000a	2,141,080
Massachusetts, Consolidated Loan	5.25	10/1/13	2,600,000a	2,799,316
Massachusetts, Consolidated Loan	5.25	10/1/13	2,500,000a	2,691,650
Massachusetts, Consolidated Loan	5.00	3/1/15	1,500,000a	1,605,900
Massachusetts, Consolidated Loan	5.00	3/1/15	1,800,000a	1,927,080
Massachusetts, Consolidated Loan	5.00	8/1/16	1,000,000a	1,076,910
Massachusetts, Consolidated Loan	5.50	11/1/16	1,000,000	1,112,320
Massachusetts, Consolidated Loan	5.00	9/1/18	5,000,000	5,279,150
Massachusetts, Consolidated Loan (Insured; FGIC)	5.50	11/1/13	2,500,000	2,737,025
Massachusetts, Consolidated Loan (Insured; FGIC)	5.50	8/1/18	1,035,000	1,152,297
Massachusetts, Consolidated Loan (Insured; FSA)	5.25	1/1/13	5,000,000a	5,340,550
Massachusetts, Consolidated Loan (Insured; FSA)	5.25	8/1/22	5,825,000	6,255,584
Massachusetts, Consolidated Loan (Insured; MBIA)	4.50	1/1/09	1,700,000	1,721,199
Massachusetts, Consolidated Loan (Insured; MBIA)	5.50	1/1/12	1,500,000	1,606,800
Massachusetts, Consolidated Loan (Insured; MBIA)	5.00	8/1/12	1,580,000a	1,668,970
Massachusetts, Consolidated Loan (Insured; MBIA)	5.00	8/1/12	420,000a	443,650
Massachusetts, Consolidated Loan (Insured; MBIA)	5.50	11/1/12	3,000,000	3,249,930
Massachusetts, Federal Highway, GAN (Insured; FSA)	5.75	6/15/12	2,500,000	2,651,200
Massachusetts, Federal Highway, GAN (Insured; FSA)	5.13	12/15/12	1,500,000	1,539,360
Massachusetts, Federal Highway, GAN (Insured; MBIA)	5.13	6/15/15	500,000	512,705
Massachusetts, Special Obligation Dedicated
Tax Revenue (Insured; FGIC)	5.25	1/1/14	2,500,000a	2,692,725
Massachusetts, Special Obligation Revenue	5.38	6/1/11	6,350,000	6,729,158
Massachusetts, Special Obligation Revenue	5.50	6/1/13	1,000,000	1,089,430
Massachusetts, Special Obligation Revenue (Insured; FGIC)	5.38	6/1/12	5,000,000a	5,353,600
Massachusetts Bay Transportation Authority, Assessment Revenue	5.75	7/1/10	2,835,000a	2,992,541
Massachusetts Bay Transportation Authority, Assessment Revenue	5.75	7/1/11	165,000	173,806
Massachusetts Bay Transportation Authority, Assessment Revenue	5.25	7/1/14	1,045,000a	1,135,058
Massachusetts Bay Transportation Authority, Assessment Revenue	5.25	7/1/14	1,000,000a	1,086,180
Massachusetts Bay Transportation Authority, Assessment Revenue	5.00	7/1/15	5,000,000a	5,366,150
Massachusetts Bay Transportation Authority,
General Transportation System (Insured; FGIC)	5.50	3/1/09	2,000,000	2,054,560
Massachusetts Bay Transportation Authority,
General Transportation System (Insured; FGIC)	5.25	3/1/15	1,000,000	1,085,840
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.00	7/1/12	6,000,000a	6,351,540
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.00	7/1/15	3,500,000	3,748,990
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.50	7/1/16	2,500,000	2,771,700
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/21	2,000,000	2,182,240

48

STATEMENT OF INVESTMENTS (continued)

Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/22	2,430,000	2,648,967
Massachusetts Development Finance Agency,
Education Revenue (Belmont Hill School Issue)	5.00	9/1/11	500,000a	522,675
Massachusetts Development Finance Agency,
Education Revenue (Dexter School Project)	5.00	5/1/23	1,400,000	1,436,064
Massachusetts Development Finance Agency,
Education Revenue (Dexter School Project)	5.00	5/1/24	1,465,000	1,497,025
Massachusetts Development Finance Agency,
Higher Education Revenue (Emerson College Issue)	5.00	1/1/16	1,000,000	1,035,070
Massachusetts Development Finance Agency,
Higher Education Revenue (Emerson College Issue)	5.00	1/1/22	2,000,000	2,034,200
Massachusetts Development Finance Agency,
Higher Education Revenue (Smith College Issue)	5.75	7/1/10	1,000,000a	1,064,590
Massachusetts Development Finance Agency,
Revenue (Boston College Issue)	5.00	7/1/20	1,000,000	1,049,450
Massachusetts Development Finance Agency, Revenue
(Combined Jewish Philanthropies of Greater Boston, Inc. Project)	5.25	2/1/22	1,000,000	1,051,700
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	4.75	3/1/20	530,000	507,104
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	5.25	3/1/26	1,000,000	979,730
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	5.00	3/1/36	1,000,000	917,050
Massachusetts Development Finance Agency,
Revenue (Massachusetts College of
Pharmacy and Allied Health Sciences Issue)	6.00	7/1/08	310,000	314,985
Massachusetts Development Finance Agency,
Revenue (Massachusetts College of
Pharmacy and Allied Health Sciences Issue)	6.40	1/1/10	370,000a	395,552
Massachusetts Development Finance Agency,
Revenue (Massachusetts College of
Pharmacy and Allied Health Sciences Issue)	6.50	1/1/10	395,000a	423,152
Massachusetts Development Finance Agency,
Revenue (Massachusetts College of
Pharmacy and Allied Health Sciences Issue)	6.30	7/1/10	350,000	373,394
Massachusetts Development Finance Agency,
Revenue (Massachusetts College of
Pharmacy and Allied Health Sciences Issue)	6.38	7/1/23	1,000,000	1,096,160
Massachusetts Development Finance Agency,
Revenue (Massachusetts College of Pharmacy and
Allied Health Sciences Issue) (Insured; Assured Guaranty)	5.00	7/1/24	2,750,000	2,818,777
Massachusetts Development Finance Agency,
Revenue (Massachusetts College of Pharmacy and
Allied Health Sciences Issue) (Insured; Assured Guaranty)	5.00	7/1/27	1,000,000	1,018,420

The Funds 49

STATEMENT OF INVESTMENTS (continued)

Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Development Finance Agency,
Revenue (Massachusetts College of Pharmacy and
Allied Health Sciences Issue) (Insured; Assured Guaranty)	5.00	7/1/35	2,000,000	2,029,000
Massachusetts Development Finance Agency,
Revenue (Milton Academy Issue)	5.00	9/1/19	1,000,000	1,050,430
Massachusetts Development Finance Agency,
Revenue (Suffolk University Issue)	5.85	7/1/09	1,000,000 a	1,046,250
Massachusetts Development Finance Agency,
Revenue (The Park School Issue)	4.50	9/1/31	1,000,000	936,540
Massachusetts Development Finance Agency,
RRR (Waste Management Inc. Project)	6.90	12/1/09	1,000,000	1,040,610
Massachusetts Development Finance Agency,
SWDR (Waste Management Inc. Project)	5.45	6/1/14	1,000,000	1,018,260
Massachusetts Educational Financing Authority,
Education Loan Revenue (Insured; AMBAC)	4.70	1/1/10	715,000	721,850
Massachusetts Educational Financing Authority,
Education Loan Revenue (Insured; AMBAC)	6.20	7/1/13	140,000	140,409
Massachusetts Health and Educational Facilities Authority,
Revenue (Berklee College of Music Issue)	5.00	10/1/22	1,080,000	1,107,918
Massachusetts Health and Educational Facilities Authority,
Revenue (Berklee College of Music Issue)	5.00	10/1/37	3,250,000	3,261,375
Massachusetts Health and Educational Facilities Authority,
Revenue (Boston College Issue)	5.13	6/1/37	2,000,000	2,039,820
Massachusetts Health and Educational Facilities Authority,
Revenue (Dartmouth-Hitchcock Obligated Group Issue) (Insured; FSA)	5.13	8/1/22	2,000,000	2,070,380
Massachusetts Health and Educational Facilities Authority,
Revenue (Harvard University Issue)	5.00	7/15/36	1,000,000	1,027,110
Massachusetts Health and Educational Facilities Authority,
Revenue (Jordan Hospital Issue)	5.00	10/1/10	500,000	503,025
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.00	7/1/23	5,335,000	5,731,711
Massachusetts Health and Educational Facilities Authority,
Revenue (Milford Regional Medical Center Issue)	5.00	7/15/11	500,000	505,315
Massachusetts Health and Educational Facilities Authority,
Revenue (Milford Regional Medical Center Issue)	5.00	7/15/22	500,000	475,040
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue) (Insured; MBIA)	5.50	10/1/09	420,000	435,910
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.25	7/1/13	1,595,000	1,641,941
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/16	1,045,000	1,078,241
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/18	1,500,000	1,569,300

50

Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.13	7/1/19	1,000,000	1,022,200
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/21	1,235,000	1,274,137
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/22	250,000	257,125
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/32	2,000,000	2,000,640
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/47	1,000,000	984,300
Massachusetts Health and Educational Facilities Authority,
Revenue (Tufts University Issue)	5.50	8/15/14	1,000,000	1,101,300
Massachusetts Health and Educational Facilities Authority,
Revenue (Tufts University Issue)	5.50	2/15/36	1,000,000	1,041,060
Massachusetts Health and Educational Facilities Authority,
Revenue (UMass Memorial Issue)	5.25	7/1/25	2,000,000	2,004,300
Massachusetts Health and Educational Facilities Authority,
Revenue (UMass Memorial Issue)	5.00	7/1/33	1,000,000	946,550
Massachusetts Health and Educational Facilities Authority,
Revenue (Wellesley College Issue)	5.00	7/1/24	1,000,000	1,025,340
Massachusetts Health and Educational Facilities Authority,
Revenue (Winchester Hospital Issue)	6.75	7/1/10	1,570,000a	1,690,906
Massachusetts Housing Finance Agency, Housing Revenue	4.20	12/1/10	2,590,000	2,622,453
Massachusetts Housing Finance Agency, Housing Revenue	5.00	12/1/26	1,165,000	1,154,259
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	200,000	197,380
Massachusetts Housing Finance Agency, SFHR (Insured; MBIA)	6.00	6/1/14	370,000	372,990
Massachusetts Industrial Finance Agency, Education Revenue
(Saint John’s High School of Worcester County, Inc. Issue)	5.70	6/1/18	1,700,000	1,734,170
Massachusetts Industrial Finance Agency,
Education Revenue (The Tabor Academy Issue)	5.40	12/1/08	775,000a	805,171
Massachusetts Industrial Finance Agency,
Education Revenue (The Tabor Academy Issue)	5.40	12/1/08	785,000a	815,560
Massachusetts Industrial Finance Agency,
Revenue (Babson College Issue) (Insured; MBIA)	5.75	10/1/07	555,000	555,888
Massachusetts Industrial Finance Agency,
Revenue (Concord Academy Issue)	5.45	9/1/17	500,000	510,425
Massachusetts Industrial Finance Agency,
Revenue (Concord Academy Issue)	5.50	9/1/27	1,250,000	1,276,112
Massachusetts Industrial Finance Agency,
Revenue (Tufts University Issue) (Insured; MBIA)	5.50	2/15/11	500,000	530,100
Massachusetts Industrial Finance Agency,
Revenue (Wentworth Institute of Technology Inc. Issue)	5.55	10/1/08	500,000a	518,755

The Funds 51

STATEMENT OF INVESTMENTS (continued)
Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Municipal Wholesale Electric
Company, Power Supply Project Revenue
(Nuclear Project Number 4 Issue) (Insured; MBIA)	5.25	7/1/12	2,000,000	2,131,840
Massachusetts Municipal Wholesale Electric
Company, Power Supply Project Revenue
(Nuclear Project Number 5 Issue) (Insured; MBIA)	5.00	7/1/11	120,000	125,500
Massachusetts Port Authority, Revenue	6.00	1/1/10	2,500,000 a	2,652,225
Massachusetts Port Authority, Revenue	5.75	7/1/11	3,500,000	3,743,075
Massachusetts Port Authority, Revenue (Insured; FSA)	5.50	7/1/14	1,265,000	1,306,732
Massachusetts Port Authority, Revenue (Insured; MBIA)	5.00	7/1/09	1,830,000	1,874,487
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/16	2,720,000	2,917,282
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/20	4,000,000	4,216,480
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/22	3,500,000	3,663,450
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; FSA)	5.00	8/15/15	1,900,000	2,036,762
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; FSA)	5.00	8/15/21	2,000,000	2,078,140
Massachusetts Water Pollution Abatement
Trust (Pool Program)	5.50	8/1/11	4,000,000	4,271,440
Massachusetts Water Pollution Abatement
Trust (Pooled Loan Program)	5.25	2/1/09	500,000	511,245
Massachusetts Water Pollution Abatement
Trust (Pooled Loan Program)	5.63	8/1/10	975,000 a	1,036,142
Massachusetts Water Pollution Abatement
Trust (Pooled Loan Program)	5.25	8/1/11	335,000 a	353,485
Massachusetts Water Pollution Abatement
Trust (Pooled Loan Program)	5.00	8/1/12	3,910,000 a	4,130,172
Massachusetts Water Pollution Abatement
Trust (Pooled Loan Program)	5.63	8/1/13	25,000	26,475
Massachusetts Water Pollution Abatement
Trust (Pooled Loan Program)	5.25	2/1/14	1,105,000	1,163,333
Massachusetts Water Pollution Abatement
Trust (Pooled Loan Program)	5.25	8/1/14	1,330,000 a	1,445,870
Massachusetts Water Pollution Abatement
Trust (Pooled Loan Program)	5.50	8/1/14	30,000	31,235
Massachusetts Water Pollution Abatement
Trust (Pooled Loan Program)	5.25	8/1/17	170,000	183,299
Massachusetts Water Pollution Abatement
Trust (Pooled Loan Program)	5.00	8/1/18	75,000	78,095
Massachusetts Water Pollution Abatement
Trust (Pooled Loan Program)	5.00	8/1/32	2,000,000	2,020,740

52

Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Water Pollution Abatement Trust, Water Pollution
Abatement Revenue (New Bedford Loan Program)	5.25	2/1/12	500,000	530,980
Massachusetts Water Pollution Abatement Trust, Water Pollution
Abatement Revenue (South Essex Sewer District Loan Program)	6.38	2/1/15	195,000	195,396
Massachusetts Water Resource Authority,
General Revenue (Insured; FSA)	5.50	8/1/11	1,100,000	1,173,403
Massachusetts Water Resource Authority,
General Revenue (Insured; FSA)	5.25	8/1/18	500,000	546,720
Massachusetts Water Resource Authority,
General Revenue (Insured; MBIA)	6.00	8/1/14	1,000,000	1,130,270
Massachusetts Water Resource Authority,
General Revenue (Insured; MBIA)	5.25	8/1/19	1,500,000	1,621,440
Massachusetts Water Resource Authority,
General Revenue (Insured; MBIA)	5.25	8/1/21	1,000,000	1,073,920
Massachusetts Water Resource Authority,
General Revenue (Insured; MBIA)	5.25	8/1/24	2,500,000	2,664,025
Massachusetts Water Resources Authority,
Subordinated General Revenue (Insured; MBIA)	5.50	8/1/11	1,000,000	1,066,090
Middleborough, GO (Insured; MBIA)	5.00	12/15/16	1,000,000	1,079,790
Middleborough, GO (Insured; MBIA)	5.00	12/15/18	1,275,000	1,361,305
Milton School	5.00	3/1/23	500,000	517,215
Milton School	5.00	3/1/24	500,000	515,925
Milton School	5.00	3/1/25	500,000	514,645
Northampton (Insured; MBIA)	5.13	10/15/16	1,985,000	2,144,654
Northbridge (Insured; AMBAC)	5.25	2/15/17	1,000,000	1,066,890
Pembroke, GO (Insured; MBIA)	4.50	8/1/13	695,000	722,897
Pembroke, GO (Insured; MBIA)	5.00	8/1/20	960,000	1,012,579
Pittsfield (Insured; MBIA)	5.00	4/15/12	1,000,000	1,056,680
Pittsfield (Insured; MBIA)	5.50	4/15/14	500,000	540,940
Quabbin Regional School District (Insured; AMBAC)	6.00	6/15/08	780,000	794,352
Randolph (Insured; AMBAC)	5.00	9/1/17	1,045,000	1,119,017
Randolph (Insured; AMBAC)	5.00	9/1/24	490,000	509,144
Sandwich, GO (Insured; MBIA)	5.75	8/15/10	1,050,000 a	1,120,203
Springfield (Insured; FGIC)	5.50	8/1/11	1,500,000 a	1,612,140
Springfield Water and Sewer Commission,
General Revenue (Insured; AMBAC)	5.00	7/15/22	1,175,000	1,224,949
Springfield Water and Sewer Commission,
General Revenue (Insured; AMBAC)	5.00	7/15/23	1,235,000	1,283,820
University of Massachusetts Building Authority,
Project Revenue (Insured; AMBAC)	5.50	11/1/10	1,000,000 a	1,054,340
Uxbridge (Municipal Purpose Loan) (Insured; MBIA)	6.13	11/15/07	525,000	527,599
Westfield (Insured; FGIC)	6.50	5/1/10	735,000 a	794,101

The Funds 53

STATEMENT OF INVESTMENTS (continued)

Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Worcester (Insured; FGIC)	5.63	8/15/10	1,000,000 a	1,063,390
Worcester (Insured; FGIC)	5.00	4/1/18	625,000	657,994
Worcester (Insured; MBIA)	5.25	8/15/16	1,000,000	1,085,550
Worcester (Insured; MBIA)	5.25	8/15/17	1,000,000	1,079,590
Worcester (Municipal Purpose Loan) (Insured; MBIA)	6.25	7/1/10	755,000	807,231
U.S. Related—9.8%
Guam Economic Development Authority,
Tobacco Settlement Asset-Backed Bonds	0/5.15	5/15/11	250,000 c	250,920
Guam Economic Development Authority,
Tobacco Settlement Asset-Backed Bonds	0/5.20	5/15/12	300,000 c	302,106
Guam Economic Development Authority,
Tobacco Settlement Asset-Backed Bonds	0/5.20	5/15/13	1,175,000 c	1,176,680
Puerto Rico Commonwealth (Insured; MBIA)	6.25	7/1/11	1,050,000	1,148,144
Puerto Rico Commonwealth, Public Improvement	5.00	7/1/14	2,500,000	2,619,875
Puerto Rico Commonwealth, Public Improvement	5.25	7/1/22	1,500,000	1,556,235
Puerto Rico Commonwealth, Public Improvement (Insured; FSA)	5.50	7/1/15	1,350,000	1,495,962
Puerto Rico Commonwealth, Public Improvement (Insured; MBIA)	5.50	7/1/14	500,000	550,545
Puerto Rico Commonwealth, Public Improvement (Insured; MBIA)	5.50	7/1/15	1,135,000	1,257,716
Puerto Rico Electric Power Authority, Power Revenue (Insured; MBIA)	5.00	7/1/17	1,000,000	1,068,360
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/12	3,205,000	3,356,468
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	3,000,000	3,152,070
Puerto Rico Government Development Bank, Senior Notes	5.25	1/1/15	2,000,000	2,107,360
Puerto Rico Highways and Transportation
Authority, Highway Revenue	5.00	7/1/16	1,000,000	1,050,560
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; FGIC)	5.50	7/1/16	3,265,000	3,637,798
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; MBIA)	6.25	7/1/09	540,000	565,088
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; MBIA)	6.25	7/1/09	460,000	481,372
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/15	1,905,000	2,044,598
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/16	1,550,000	1,663,584
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/18	2,500,000	2,659,000
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue	5.00	7/1/20	2,260,000	2,315,800
Total Long-Term Municipal Investments (cost $342,813,441)				345,318,653

54

Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments—1.1%	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts;
Massachusetts, GO (Central Artery/Ted Williams
Tunnel Infrastructure Loan Act of 2000)
(Liquidity Facility; Landesbank Baden-Wurttemberg)	3.93	9/1/07	600,000 d	600,000
Massachusetts, GO (Central Artery/Ted Williams
Tunnel Infrastructure Loan Act of 2000)
(Liquidity Facility; State Street Bank and Trust Co.)	3.93	9/1/07	100,000 d	100,000
Massachusetts Development Finance Agency,
Revenue (Harvard University Issue)	3.90	9/1/07	100,000 d	100,000
Massachusetts Health and Educational Facilities
Authority, Revenue (Children’s Hospital Issue)
(Insured; AMBAC and Liquidity Facility; Bank of America)	3.92	9/1/07	2,200,000 d	2,200,000
Massachusetts Water Resources Authority,
Multi-Modal Subordinated General Revenue,
Refunding (LOC; Landesbank Hessen-Thuringen Girozentrale)	4.03	9/1/07	800,000 d	800,000
Total Short-Term Municipal Investments (cost $3,800,000)				3,800,000

Total Investments (cost $346,613,441)			99.3%	349,118,653
Cash and Receivables (Net)			.7%	2,505,647
Net Assets			100.0%	351,624,300

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Variable rate security—interest rate subject to periodic change.
c Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
d Securities payable on demand.Variable interest rate—subject to periodic change.

The Funds 55

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance Company	CIC	Continental Insurance Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors
Assurance Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	60.1
AA		Aa		AA	24.6
A		A		A	5.6
BBB		Baa		BBB	8.4
BB		Ba		BB	.2
F1		MIG1/P1		SP1/A1	1.1
					100.0

† Based on total investments.
See notes to financial statements.

56

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2007

	Mellon	Mellon	Mellon	Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund

Assets ($):
Investments in securities—
See Statement of Investments †	980,743,271	144,322,976	612,572,382	349,118,653
Cash	—	65,087	—	—
Interest receivable	10,873,924	1,661,040	7,382,297	3,653,005
Receivable for investment
securites sold	—	—	1,136,852	—
Receivable for shares of Beneficial Interest subscribed	180,027	68,000	7,939	—
Prepaid expenses and other receivables	29,718	13,193	16,959	25,785
	991,826,940	146,130,296	621,116,429	352,797,443

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(c)	313,503	47,004	272,752	108,475
Due to Administrator—Note 4(a)	104,897	15,809	66,424	38,122
Cash overdraft due to Custodian	882,029	—	1,700,300	728,952
Payable for investment securities purchased	19,575,818	—	7,080,898	—
Payable for shares of Beneficial Interest redeemed	366,361	5,265	27,062	257,469
Accrued expenses and other liabilities	86,463	32,372	56,364	40,125
	21,329,071	100,450	9,203,800	1,173,143

Net Assets ($)	970,497,869	146,029,846	611,912,629	351,624,300

Composition of Net Assets ($):
Paid—in capital	959,687,085	147,383,652	600,358,614	349,902,182
Accumulated net realized gain (loss) on investments	(1,246,988)	(1,053,673)	670,852	(783,094)
Accumulated net unrealized appreciation
(depreciation) on investments	12,057,772	(300,133)	10,883,163	2,505,212

Net Assets ($)	970,497,869	146,029,846	611,912,629	351,624,300

Net Asset Value Per Share
Class M Shares
Net Assets ($)	944,909,115	145,394,954	610,617,577	342,583,419
Shares Outstanding	73,739,818	11,545,469	49,139,996	27,589,547
Net Asset Value Per Share ($)	12.81	12.59	12.43	12.42

Investor Shares
Net Assets ($)	25,262,178	634,892	1,295,052	9,023,850
Shares Outstanding	1,973,731	50,477	104,349	726,809
Net Asset Value Per Share ($)	12.80	12.58	12.41	12.42

Dreyfus Premier Shares
Net Assets ($)	326,576	—	—	17,031
Shares Outstanding	25,503	—	—	1,368
Net Asset Value Per Share ($)	12.81	—	—	12.45

† Investments at cost ($)	968,685,499	144,623,109	601,689,219	346,613,441

See notes to financial statements.

The Funds 57

STATEMENT OF OPERATIONS Year Ended August 31, 2007
	Mellon	Mellon	Mellon	Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund

Investment Income ($):
Interest Income	39,659,172	5,558,402	28,082,918	14,021,339
Expenses:
Investment advisory fee—Note 4(a)	3,150,757	528,293	3,124,144	1,162,568
Administration fee—Note 4(a)	1,157,330	194,165	803,723	427,067
Custodian fees—Note 4(c)	67,334	13,171	44,852	26,090
Shareholder servicing costs—Note 4(c)	67,081	1,110	7,991	25,488
Registration fees	41,876	26,283	26,694	38,768
Trustees’ fees and expenses—Note 4(d)	29,457	5,702	22,775	11,880
Auditing fees	24,904	25,358	35,386	23,426
Prospectus and shareholders’ reports	21,175	5,399	5,349	8,227
Legal fees	10,613	1,454	10,681	2,225
Distribution fees—Note 4(b)	5,782	—	—	374
Miscellaneous	75,630	25,451	53,826	49,276
Total Expenses	4,651,939	826,386	4,135,421	1,775,389
Less—reduction in investment advisory fee
due to undertaking—Note 4(a)	—	—	—	(90,012)
Less—reduction in custody fees
due to earnings credits—Note 2(b)	(5,335)	(6,344)	(3,108)	(6,131)
Net Expenses	4,646,604	820,042	4,132,313	1,679,246
Investment Income—Net	35,012,568	4,738,360	23,950,605	12,342,093

Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	(302,364)	(167,807)	881,394	(476,947)
Net realized gain (loss) on financial futures	(1,202,759)	—	(872,834)	(437,731)
Net Realized Gain (Loss)	(1,505,123)	(167,807)	8,560	(914,678)
Net unrealized appreciation (depreciation) on investments
[including $630,359, $552,609 and $190,195
appreciation on financial futures for Mellon
National Intermediate Municipal Bond Fund,
Mellon Pennsylvania Intermediate Municipal
Bond Fund and Mellon Massachusetts
Intermediate Municipal Bond Fund, respectively]	(13,239,501)	179,724	(10,129,094)	(3,725,019)
Net Realized and Unrealized Gain (Loss) on Investments	(14,744,624)	11,917	(10,120,534)	(4,639,697)
Net Increase in Net Assets Resulting from Operations	20,267,944	4,750,277	13,830,071	7,702,396

See notes to financial statements.

58

STATEMENT OF CHANGES IN NET ASSETS

	Mellon National Intermediate		Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund

	Year Ended August 31,		Year Ended August 31,

	2007	2006	2007	2006

Operations ($):
Investment income—net	35,012,568	30,397,740	4,738,360	4,881,603
Net realized gain (loss) on investments	(1,505,123)	1,687,825	(167,807)	(577,270)
Net unrealized appreciation (depreciation) on investments	(13,239,501)	(10,915,472)	179,724	(163,129)
Net Increase (Decrease) in Net Assets
Resulting from Operations	20,267,944	21,170,093	4,750,277	4,141,204

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(34,000,332)	(29,193,086)	(4,720,147)	(4,843,663)
Investor Shares	(896,185)	(969,918)	(11,132)	(5,384)
Dreyfus Premier Shares	(36,057)	(111,677)	—	—
Net realized gain on investments:
Class M Shares	—	(4,125,830)	(33,181)	—
Investor Shares	—	(156,620)	(80)	—
Dreyfus Premier Shares	—	(24,763)	—	—
Total Dividends	(34,932,574)	(34,581,894)	(4,764,540)	(4,849,047)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	273,486,950	253,612,779	41,447,785	70,999,600
Investor Shares	4,696,649	4,013,414	870,799	276,545
Dreyfus Premier Shares	10	15,100	—	—
Dividends reinvested:
Class M Shares	4,139,829	4,736,447	495,028	456,461
Investor Shares	633,977	763,970	9,505	4,053
Dreyfus Premier Shares	19,116	78,305	—	—
Cost of shares redeemed:
Class M Shares	(126,058,742)	(170,610,911)	(57,084,093)	(117,260,641)
Investor Shares	(6,786,661)	(4,601,716)	(522,240)	(153,908)
Dreyfus Premier Shares	(2,160,797)	(2,180,122)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	147,970,331	85,827,266	(14,783,216)	(45,677,890)
Total Increase (Decrease) in Net Assets	133,305,701	72,415,465	(14,797,479)	(46,385,733)

Net Assets ($):
Beginning of Period	837,192,168	764,776,703	160,827,325	207,213,058
End of Period	970,497,869	837,192,168	146,029,846	160,827,325

The Funds 59

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Mellon National Intermediate		Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund

	Year Ended August 31,		Year Ended August 31,

	2007	2006	2007	2006

Capital Share Transactions:
Class M Shares
Shares sold	21,096,258	19,566,754	3,291,249	5,642,030
Shares issued for dividends reinvested	319,364	365,740	39,309	36,272
Shares redeemed	(9,731,631)	(13,177,915)	(4,533,591)	(9,320,074)
Net Increase (Decrease) in Shares Outstanding	11,683,991	6,754,579	(1,203,033)	(3,641,772)

Investor Shares a
Shares sold	364,741	309,430	69,222	22,072
Shares issued for dividends reinvested	48,914	59,090	755	323
Shares redeemed	(523,350)	(356,184)	(41,489)	(12,266)
Net Increase (Decrease) in Shares Outstanding	(109,695)	12,336	28,488	10,129

Dreyfus Premier Shares a
Shares sold	1	1,157	—	—
Shares issued for dividends reinvested	1,468	6,048	—	—
Shares redeemed	(166,217)	(168,678)	—	—
Net Increase (Decrease) in Shares Outstanding	(164,748)	(161,473)	—	—

a During the period ended August 31, 2007, 110,837 Dreyfus Premier shares of Mellon National Intermediate Municipal Bond Fund representing $1,442,058 were automatically converted to 110,895 Investor shares and during the year ended August 31, 2006, 92,784 Dreyfus Premier shares of Mellon National Intermediate Municipal Bond Fund representing $1,204,073 were automatically converted to 92,790 Investor shares.
See notes to financial statements.

60

	Mellon Pennsylvania Intermediate Municipal Bond Fund

		Year Ended August 31,

	2007	2006

Operations ($):
Investment income—net	23,950,605	24,234,012
Net realized gain (loss) on investments	8,560	3,684,916
Net unrealized appreciation (depreciation) on investments	(10,129,094)	(12,734,195)
Net Increase (Decrease) in Net Assets
Resulting from Operations	13,830,071	15,184,733

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(23,807,347)	(24,062,515)
Investor Shares	(107,626)	(137,117)
Net realized gain on investments:
Class M Shares	(1,342,041)	(3,859,415)
Investor Shares	(10,403)	(24,946)
Total Dividends	(25,267,417)	(28,083,993)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	74,399,765	89,637,673
Investor Shares	4,155,623	3,333,794
Dividends reinvested:
Class M Shares	1,424,071	2,554,279
Investor Shares	59,929	82,443
Cost of shares redeemed:
Class M Shares	(100,411,233)	(89,704,159)
Investor Shares	(6,473,353)	(4,271,962)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(26,845,198)	1,632,068
Total Increase (Decrease) in Net Assets	(38,282,544)	(11,267,192)

Net Assets ($):
Beginning of Period	650,195,173	661,462,365
End of Period	611,912,629	650,195,173

Capital Share Transactions:
Class M Shares
Shares sold	5,925,170	7,109,004
Shares issued for dividends reinvested	112,629	202,020
Shares redeemed	(7,973,075)	(7,095,924)
Net Increase (Decrease) in Shares Outstanding	(1,935,276)	215,100

Investor Shares
Shares sold	328,071	263,887
Shares issued for dividends reinvested	4,755	6,543
Shares redeemed	(511,838)	(340,339)
Net Increase (Decrease) in Shares Outstanding	(179,012)	(69,909)

See notes to financial statements.

The Funds 61

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Mellon Massachusetts Intermediate Municipal Bond Fund

		Year Ended August 31,

	2007	2006

Operations ($):
Investment income—net	12,342,093	9,949,644
Net realized gain (loss) on investments	(914,678)	611,840
Net unrealized appreciation (depreciation) on investments	(3,725,019)	(2,761,304)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,702,396	7,800,180

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(12,004,690)	(9,591,937)
Investor Shares	(333,605)	(350,640)
Dreyfus Premier Shares	(2,219)	(5,578)
Net realized gain on investments:
Class M Shares	—	(520,934)
Investor Shares	—	(22,961)
Dreyfus Premier Shares	—	(438)
Total Dividends	(12,340,514)	(10,492,488)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	102,031,565	141,468,644
Investor Shares	164,103	487,809
Dreyfus Premier Shares	—	200
Dividends reinvested:
Class M Shares	2,591,243	2,036,396
Investor Shares	174,802	206,244
Dreyfus Premier Shares	1,830	4,264
Cost of shares redeemed:
Class M Shares	(56,791,685)	(69,932,774)
Investor Shares	(1,042,303)	(1,069,567)
Dreyfus Premier Shares	(149,632)	(38,357)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	46,979,923	73,162,859
Total Increase (Decrease) in Net Assets	42,341,805	70,470,551

Net Assets ($):
Beginning of Period	309,282,495	238,811,944
End of Period	351,624,300	309,282,495

62

	Mellon Massachusetts Intermediate Municipal Bond Fund

		Year Ended August 31,

	2007	2006

Capital Share Transactions:
Class M Shares
Shares sold	8,130,189	11,309,173
Shares issued for dividends reinvested	206,519	162,754
Shares redeemed	(4,526,581)	(5,587,614)
Net Increase (Decrease) in Shares Outstanding	3,810,127	5,884,313

Investor Shares a
Shares sold	13,027	38,972
Shares issued for dividends reinvested	13,920	16,462
Shares redeemed	(83,241)	(85,555)
Net Increase (Decrease) in Shares Outstanding	(56,294)	(30,121)

Dreyfus Premier Shares a
Shares sold	—	16
Shares issued for dividends reinvested	145	340
Shares redeemed	(11,860)	(3,080)
Net Increase (Decrease) in Shares Outstanding	(11,715)	(2,724)

a During the period ended August 31, 2007, 9,671 Dreyfus Premier shares of Mellon Massachusetts Intermediate Municipal Bond Fund representing $122,161 were automatically converted to 9,692 Investor shares and during the period ended August 31, 2006, 1,947 Dreyfus Premier shares of Mellon Massachusetts Intermediate Municipal Bond Fund
representing $24,171 were automatically converted to 1,952 Investor shares.
See notes to financial statements.

The Funds 63

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from each fund’s financial statements.

			Class M Shares

			Year Ended August 31,

Mellon National Intermediate Municipal Bond Fund	2007	2006	2005	2004	2003 a

Per Share Data ($):
Net asset value, beginning of period	13.01	13.25	13.34	13.09	13.25
Investment Operations:
Investment income—net b	.50	.50	.50	.51	.50
Net realized and unrealized
gain (loss) on investments	(.20)	(.16)	(.03)	.29	(.14)
Total from Investment Operations	.30	.34	.47	.80	.36
Distributions:
Dividends from investment income—net	(.50)	(.50)	(.50)	(.51)	(.50)
Dividends from net realized gain on investments	—	(.08)	(.06)	(.04)	(.02)
Total Distributions	(.50)	(.58)	(.56)	(.55)	(.52)
Net asset value, end of period	12.81	13.01	13.25	13.34	13.09

Total Return (%)	2.36	2.64	3.62	6.22	2.77

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.51	.52	.52	.53
Ratio of net expenses to average net assets	.51	.51	.52	.52	.52
Ratio of net investment income
to average net assets	3.90	3.87	3.80	3.84	3.77
Portfolio Turnover Rate	27.18	28.19	42.72	53.26	50.68

Net Assets, end of period ($ x 1,000)	944,909	807,634	732,711	646,793	625,558

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
b Based on average shares outstanding at each month end.
See notes to financial statements.

64

			Investor Shares

			Year Ended August 31,

Mellon National Intermediate Municipal Bond Fund	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	13.00	13.23	13.33	13.08	13.24
Investment Operations:
Investment income—net a	.47	.47	.47	.48	.50
Net realized and unrealized
gain (loss) on investments	(.20)	(.15)	(.04)	.29	(.18)
Total from Investment Operations	.27	.32	.43	.77	.32
Distributions:
Dividends from investment income—net	(.47)	(.47)	(.47)	(.48)	(.46)
Dividends from net realized gain on investments	—	(.08)	(.06)	(.04)	(.02)
Total Distributions	(.47)	(.55)	(.53)	(.52)	(.48)
Net asset value, end of period	12.80	13.00	13.23	13.33	13.08

Total Return (%)	2.11	2.47	3.28	6.04	2.36

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	.76	.77	.77	.79
Ratio of net expenses to average net assets	.76	.76	.77	.77	.77
Ratio of net investment income
to average net assets	3.65	3.62	3.56	3.60	3.52
Portfolio Turnover Rate	27.18	28.19	42.72	53.26	50.68

Net Assets, end of period ($ x 1,000)	25,262	27,084	27,409	30,164	34,673

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Funds 65

FINANCIAL HIGHLIGHTS (continued)

			Dreyfus Premier Shares

			Year Ended August 31,

Mellon National Intermediate Municipal Bond Fund	2007	2006	2005	2004	2003 a

Per Share Data ($):
Net asset value, beginning of period	13.00	13.24	13.33	13.08	13.37
Investment Operations:
Investment income—net b	.39	.40	.40	.41	.36
Net realized and unrealized
gain (loss) on investments	(.17)	(.16)	(.03)	.29	(.28)
Total from Investment Operations	.22	.24	.37	.70	.08
Distributions:
Dividends from investment income—net	(.41)	(.40)	(.40)	(.41)	(.35)
Dividends from net realized gain on investments	—	(.08)	(.06)	(.04)	(.02)
Total Distributions	(.41)	(.48)	(.46)	(.45)	(.37)
Net asset value, end of period	12.81	13.00	13.24	13.33	13.08

Total Return (%)	1.68	1.88	2.85	5.43	.58c

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.26	1.26	1.27	1.27	1.29d
Ratio of net expenses to average net assets	1.26	1.26	1.27	1.27	1.27d
Ratio of net investment income
to average net assets	3.13	3.12	3.06	3.09	3.03d
Portfolio Turnover Rate	27.18	28.19	42.72	53.26	50.68c

Net Assets, end of period ($ x 1,000)	327	2,474	4,656	5,945	7,856

a From close of business on October 11, 2002 (date the fund began offering Dreyfus Premier shares) to August 31, 2003.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.
See notes to financial statements.

66

			Class M Shares

			Year Ended August 31,

Mellon National Short-Term Municipal Bond Fund	2007	2006	2005	2004	2003 a

Per Share Data ($):
Net asset value, beginning of period	12.59	12.63	12.81	12.86	12.91
Investment Operations:
Investment income—net b	.40	.33	.29	.29	.34
Net realized and unrealized
gain (loss) on investments	—	(.04)	(.18)	(.05)	(.03)
Total from Investment Operations	.40	.29	.11	.24	.31
Distributions:
Dividends from investment income—net	(.40)	(.33)	(.29)	(.29)	(.35)
Dividends from net realized gain on investments	—	—	—	—	(.01)
Total Distributions	(.40)	(.33)	(.29)	(.29)	(.36)
Net asset value, end of period	12.59	12.59	12.63	12.81	12.86

Total Return (%)	3.21	2.36	.91	2.00	2.35

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.53	.54	.53	.55
Ratio of net expenses to average net assets	.54	.53	.53	.53	.52
Ratio of net investment income
to average net assets	3.14	2.65	2.31	2.28	2.66
Portfolio Turnover Rate	33.74	49.94	40.92	28.12	22.15

Net Assets, end of period ($ x 1,000)	145,395	160,551	207,063	221,600	210,574

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
b Based on average shares outstanding at each month end.
See notes to financial statements.

The Funds 67

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares

			Year Ended August 31,

Mellon National Short-Term Municipal Bond Fund	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	12.58	12.62	12.79	12.84	12.91
Investment Operations:
Investment income—net a	.37	.31	.27	.29	.29
Net realized and unrealized
gain (loss) on investments	(.01)	(.05)	(.18)	(.07)	(.04)
Total from Investment Operations	.36	.26	.09	.22	.25
Distributions:
Dividends from investment income—net	(.36)	(.30)	(.26)	(.27)	(.31)
Dividends from net realized gain on investments	—	—	—	—	(.01)
Total Distributions	(.36)	(.30)	(.26)	(.27)	(.32)
Net asset value, end of period	12.58	12.58	12.62	12.79	12.84

Total Return (%)	2.95	2.10	.73	1.72	2.01

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.79	.79	.79	.81
Ratio of net expenses to average net assets	.80	.79	.78	.79	.76
Ratio of net investment income
to average net assets	2.94	2.47	2.06	2.08	2.44
Portfolio Turnover Rate	33.74	49.94	40.92	28.12	22.15

Net Assets, end of period ($ x 1,000)	635	277	150	94	33

a Based on average shares outstanding at each month end.
See notes to financial statements.

68

			Class M Shares

			Year Ended August 31,

Mellon Pennsylvania Intermediate Municipal Bond Fund	2007	2006	2005	2004	2003 a

Per Share Data ($):
Net asset value, beginning of period	12.66	12.92	13.13	12.95	13.15
Investment Operations:
Investment income—net b	.48	.48	.49	.50	.51
Net realized and unrealized
gain (loss) on investments	(.20)	(.18)	(.13)	.21	(.20)
Total from Investment Operations	.28	.30	.36	.71	.31
Distributions:
Dividends from investment income—net	(.48)	(.48)	(.49)	(.50)	(.51)
Dividends from net realized gain on investments	(.03)	(.08)	(.08)	(.03)	—
Total Distributions	(.51)	(.56)	(.57)	(.53)	(.51)
Net asset value, end of period	12.43	12.66	12.92	13.13	12.95

Total Return (%)	2.23	2.41	2.84	5.60	2.35

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.66	.66	.66	.66	.67
Ratio of net expenses to average net assets	.66	.66	.66	.66	.67
Ratio of net investment income
to average net assets	3.83	3.81	3.78	3.82	3.88
Portfolio Turnover Rate	20.18	13.80	23.88	18.87	17.58

Net Assets, end of period ($ x 1,000)	610,618	646,610	656,901	681,295	740,587

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
b Based on average shares outstanding at each month end.
See notes to financial statements.

The Funds 69

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares

			Year Ended August 31,

Mellon Pennsylvania Intermediate Municipal Bond Fund	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	12.65	12.91	13.13	12.95	13.14
Investment Operations:
Investment income—net a	.45	.46	.45	.47	.48
Net realized and unrealized
gain (loss) on investments	(.21)	(.19)	(.13)	.21	(.20)
Total from Investment Operations	.24	.27	.32	.68	.28
Distributions:
Dividends from investment income—net	(.45)	(.45)	(.46)	(.47)	(.47)
Dividends from net realized gain on investments	(.03)	(.08)	(.08)	(.03)	—
Total Distributions	(.48)	(.53)	(.54)	(.50)	(.47)
Net asset value, end of period	12.41	12.65	12.91	13.13	12.95

Total Return (%)	1.89	2.15	2.50	5.41	2.09

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.91	.91	.91	.92	.93
Ratio of net expenses to average net assets	.91	.91	.91	.92	.92
Ratio of net investment income
to average net assets	3.59	3.57	3.50	3.56	3.59
Portfolio Turnover Rate	20.18	13.80	23.88	18.87	17.58

Net Assets, end of period ($ x 1,000)	1,295	3,586	4,561	2,741	2,944

a Based on average shares outstanding at each month end.
See notes to financial statements.

70

FINANCIAL HIGHLIGHTS

Please note that the financial highlights information in the following tables for the fund's Investor shares, Class M shares and Dreyfus Premier shares represents the financial highlights of the Class A shares, Class R shares and Class B shares, respectively, of the fund's predecessor, Dreyfus Premier Limited Term Massachusetts Municipal Fund (the Premier Massachusetts Fund) before the fund commenced operations as of the close of business on September 6, 2002, and represents the performance of the fund's Investor shares, Class M shares and Dreyfus Premier shares thereafter. Before the fund commenced operations, substantially all of the assets of the Premier Massachusetts Fund were transferred to the fund in a tax-free reorganization. Total return for the period before the fund commenced operations shows how much an investment in the Premier Massachusetts Fund's Class A shares, Class R shares and Class B shares would have increased (or decreased) during those periods, assuming all dividends and distributions were reinvested.Total return for the periods since the fund commenced operations also reflects how much an investment in the fund's Investor shares, Class M shares and Dreyfus Premier shares would have increased (or decreased), assuming all dividends and distributions were reinvested.

			Class M Shares

			Year Ended August 31,

Mellon Massachusetts Intermediate Municipal Bond Fund	2007	2006	2005	2004	2003 a

Per Share Data ($):
Net asset value, beginning of period	12.58	12.75	12.81	12.59	12.79
Investment Operations:
Investment income—net b	.47	.47	.47	.48	.50
Net realized and unrealized
gain (loss) on investments	(.16)	(.14)	(.06)	.22	(.21)
Total from Investment Operations	.31	.33	.41	.70	.29
Distributions:
Dividends from investment income—net	(.47)	(.47)	(.47)	(.48)	(.49)
Dividends from net realized gain on investments	—	(.03)	—	—	—
Total Distributions	(.47)	(.50)	(.47)	(.48)	(.49)
Net asset value, end of period	12.42	12.58	12.75	12.81	12.59

Total Return (%)	2.47	2.65	3.25	5.72	2.23

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53	.54	.54	.55	.58
Ratio of net expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income
to average net assets	3.72	3.73	3.67	3.74	3.93
Portfolio Turnover Rate	18.85	20.57	32.16	27.26	15.54

Net Assets, end of period ($ x 1,000)	342,583	299,263	228,239	197,140	173,311

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
b Based on average shares outstanding at each month end.
See notes to financial statements.

The Funds 71

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares

			Year Ended August 31,

Mellon Massachusetts Intermediate Municipal Bond Fund	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	12.58	12.75	12.80	12.59	12.79
Investment Operations:
Investment income—net a	.44	.44	.44	.45	.47
Net realized and unrealized gain
(loss) on investments	(.16)	(.14)	(.05)	.21	(.20)
Total from Investment Operations	.28	.30	.39	.66	.27
Distributions:
Dividends from investment income—net	(.44)	(.44)	(.44)	(.45)	(.47)
Dividends from net realized gain on investments	—	(.03)	—	—	—
Total Distributions	(.44)	(.47)	(.44)	(.45)	(.47)
Net asset value, end of period	12.42	12.58	12.75	12.80	12.59

Total Return (%)	2.21	2.40	3.07	5.38	1.97

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	.79	.79	.80	.83
Ratio of net expenses to average net assets	.75	.75	.75	.75	.75
Ratio of net investment income
to average net assets	3.48	3.49	3.43	3.50	3.68
Portfolio Turnover Rate	18.85	20.57	32.16	27.26	15.54

Net Assets, end of period ($ x 1,000)	9,024	9,854	10,371	11,698	12,965

a Based on average shares outstanding at each month end.
See notes to financial statements.

72

			Dreyfus Premier Shares

			Year Ended August 31,

Mellon Massachusetts Intermediate Municipal Bond Fund	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	12.61	12.78	12.83	12.61	12.81
Investment Operations:
Investment income—net a	.35	.37	.38	.38	.40
Net realized and unrealized gain
(loss) on investments	(.14)	(.14)	(.05)	.22	(.20)
Total from Investment Operations	.21	.23	.33	.60	.20
Distributions:
Dividends from investment income—net	(.37)	(.37)	(.38)	(.38)	(.40)
Dividends from net realized gain on investments	—	(.03)	—	—	—
Total Distributions	(.37)	(.40)	(.38)	(.38)	(.40)
Net asset value, end of period	12.45	12.61	12.78	12.83	12.61

Total Return (%)	1.71	1.89	2.59	4.85	1.55

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28	1.29	1.29	1.30	1.33
Ratio of net expenses to average net assets	1.25	1.25	1.25	1.25	1.25
Ratio of net investment income
to average net assets	2.96	2.99	2.98	3.01	3.19
Portfolio Turnover Rate	18.85	20.57	32.16	27.26	15.54

Net Assets, end of period ($ x 1,000)	17	165	202	655	941
a Based on average shares outstanding at each month end.
See notes to financial statements.

The Funds 73

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of seventeen series including the following non-diversified municipal bond funds: Mellon National Intermediate Municipal Bond Fund, Mellon National Short-Term Municipal Bond Fund, Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund (each, a “fund” and collectively, the “funds”). Mellon National Intermediate Municipal Bond Fund and Mellon National Short-Term Municipal Bond Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital.

Mellon Fund Advisers, a division of the Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as each fund’s investment adviser (“Investment Adviser”). Mellon Bank, N.A. (“Mellon Bank”), an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services. Dreyfus was a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). On July 1, 2007, Mellon Financial and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon. MBSC Securities Corporation (the Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund and in the Dreyfus Premier class shares of Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund. Dreyfus Premier shares of Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund are subject to a contingent deferred sales charge (“CDSC”) imposed on redemptions of Dreyfus Premier shares made within six years of purchase and automatically convert to Investor class shares after six years. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class, the shareholder services plan applicable to the Investor shares and Dreyfus Premier shares and the Rule 12b-1 plan applicable to the Dreyfus Premier shares and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund no longer offer Dreyfus Premier shares, except in connection with dividend reinvestment and permitted exchanges of Dreyfus Premier shares.

The funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assump-tions.Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in municipal securities (excluding options and financial futures on municipal,

74

U.S.Treasury securities and swaps) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued by the Service, based on methods which include consideration of:yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Swap transactions are valued based on future cash flows and other factors, such as interest rates and underlying securities.

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The funds have an arrangement with the custodian banks whereby the funds receive earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

(c) Concentration of risk: Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(d) Dividends to shareholders: The funds declare dividends daily from investment income-net; such dividends are paid monthly.With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

The Funds 75

NOTES TO FINANCIAL STATEMENTS (continued)

The FASB released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the funds.

Table 1 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2007.

Table 2 summarizes Mellon National Intermediate Municipal Bond Fund, Mellon National Short-Term Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund’s unused capital loss carryover available to be applied against future net securities profits, if any, realized subsequent to August 31, 2007.

Table 3 summarizes each relevant fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2007 and August 31, 2006, respectively.

During the period ended August 31, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums/discounts, the funds increased (decreased) accumulated undistributed investment income-net, increased (decreased) accumulated net realized gain (loss) on investments and increased (decreased) paid-in capital as summarized in Table 4. Net assets and net asset value per share were not affected by this reclassification.

NOTE 3—Bank Line of Credit:

The funds participate with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the funds based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2007, the funds did not borrow under the line of credit.

Table 1.

	Undistributed	Undistributed	Undistributed	Unrealized	Capital (Losses)
	Tax Exempt	Ordinary	Capital Gains	Appreciation	Realized After
	Income ($)	Income ($)	(Losses) ($)	(Depreciation) ($)	October 31, 2006 ($)

Mellon National Intermediate Municipal Bond Fund	160,067	—	(550,494)	12,368,796	(1,007,518)
Mellon National Short-Term Municipal Bond Fund	32,622	—	(940,459)	(300,133)	(113,214)
Mellon Pennsylvania Intermediate Municipal Bond Fund	56,550	990	482,832	11,070,193	—
Mellon Massachusetts Intermediate Municipal Bond Fund	2,764	—	(67,779)	2,515,582	(725,685)

Table 2.

Expiring in fiscal †				2014 ($)	2015 ($)

Mellon National Intermediate Municipal Bond Fund				—	550,494
Mellon National Short-Term Municipal Bond Fund				439,406	501,053
Mellon Massachusetts Intermediate Municipal Bond Fund				—	67,779

† If not applied, the carryover expires in fiscal 2014 and 2015.

76

NOTE 4—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .35% of the Mellon National Intermediate Municipal Bond Fund, .35% of the Mellon National Short-Term Municipal Bond Fund, .50% of the Mellon Pennsylvania Intermediate Municipal Bond Fund and ..35% of the Mellon Massachusetts Intermediate Municipal Bond Fund.

Pursuant to the Administration Agreement with Mellon Bank, Mellon Bank provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services.

Mellon Bank has agreed, until September 30, 2007, with respect to Mellon Massachusetts Intermediate Municipal Bond Fund, to waive receipt of its fees and/or reimburse a portion of the fund’s expenses, exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, Shareholder Services Plan fees and extraordinary expenses, so that the fund’s expenses, in the aggregate, do not exceed an annual rate of .50% of the value of the fund’s average daily net assets.The expense reimbursement, pursuant to the undertaking, for Mellon Massachusetts Intermediate Bond Fund, amounted to $90,012 during the period ended August 31, 2007.

During the period ended August 31, 2007, the Distributor retained $4,521 from contingent deferred sales charges on redemptions of the Mellon National Intermediate Municipal Bond Fund’s Dreyfus Premier shares, and $24 from contingent deferred sales charges on

Table 3.

	Tax-Exempt Income ($)		Ordinary Income ($)		Long-Term Capital Gains ($)
	2007	2006	2007	2006	2007	2006

Mellon National Intermediate
Municipal Bond Fund	34,847,113	30,274,681	85,461	346,623	—	3,960,590
Mellon National Short-Term
Municipal Bond Fund	4,730,899	4,849,047	33,641	—	—	—
Mellon Pennsylvania Intermediate
Municipal Bond Fund	23,914,973	24,199,632	191,052	762,820 1,161,392 3,121,541
Mellon Massachusetts Intermediate
Municipal Bond Fund	12,340,514	9,948,155	—	241,765	-	302,568

Table 4.

		Accumulatead		Accumulatead
			Undistributed	Net Realized		Paid-in
		Investment Income—Net ($)		Gain (Loss) ($)		Capital ($)

Mellon National Intermediate Municipal Bond Fund			(79,993)	(15,457)		95,450
Mellon National Short-Term Municipal Bond Fund			(7,081)	2,162		4,919
Mellon Pennsylvania Intermediate Municipal Bond Fund			(35,632)	35,632		—
Mellon Massachusetts Intermediate Municipal Bond Fund			(1,580)	1,580		—

The Funds 77

NOTES TO FINANCIAL STATEMENTS (continued)

redemptions of the Mellon Massachusetts Intermediate Municipal Bond Fund’s Dreyfus Premier shares.

(b) Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act for distributing its Dreyfus Premier shares. The funds each pay the Distributor a fee at an annual rate of .50% of the value of the fund’s average daily net assets attributable to its Dreyfus Premier shares. During the period ended August 31, 2007, Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund, Dreyfus Premier shares were charged $5,782 and $374, respectively, pursuant to the Plan.

(c) The funds have adopted a Shareholder Services Plan with respect to its Investor shares, and Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund have adopted a Shareholder Services Plan with respect to its Dreyfus Premier shares, pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares and Dreyfus Premier shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares and Dreyfus Premier shares, respectively. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 5 summarizes the amounts Investor shares and Dreyfus Premier shares were charged during the period ended August 31, 2007, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statement of Operations include fees paid to the transfer agent.

Table 5.

Mellon National Intermediate
Municipal Bond Fund (Investor Shares)	$61,497
Mellon National Intermediate Municipal
Bond Fund (Dreyfus Premier Shares)	2,891
Mellon National Short-Term
Municipal Bond Fund (Investor Shares)	947
Mellon Pennsylvania Intermediate
Municipal Bond Fund (Investor Shares)	7,499
Mellon Massachusetts Intermediate
Municipal Bond Fund (Investor Shares)	24,004
Mellon Massachusetts Intermediate
Municipal Bond Fund
(Dreyfus Premier Shares)	187

The funds compensate Mellon Bank under a Custody Agreement for providing custodial services for the funds. Table 6 summarizes the amounts the funds were charged during the period ended August 31, 2007 pursuant to the custody agreement.

Table 6.

Mellon National Intermediate
Municipal Bond Fund	$67,334
Mellon National Short-Term
Municipal Bond Fund	13,171
Mellon Pennsylvania Intermediate
Municipal Bond Fund	44,852
Mellon Massachusetts Intermediate
Municipal Bond Fund	26,090

During the period ended August 31, 2007, each of the funds was charged $4,539 for services performed by the Chief Compliance Officer.

Table 7 summarizes the components of Due to the Dreyfus Corporation and affiliates in the Statements of Assets and Liabilities for each fund.

(d) Each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $48,000 and an attendance fee of $5,000 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Trust’s Board receives an additional annual fee of $10,000 and the Chairman of the Trust’s Audit Committee receives an additional fee of $8,000.

78

NOTE 5—Securities Transactions:

Table 8 summarizes each fund’s aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended August 31, 2007.

The funds may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The funds are exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the funds to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the funds recognize a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at August 31, 2007 are set forth in the Statement of Financial Futures.

Table 9 summarizes accumulated net unrealized appreciation on investments for each fund at August 31, 2007.

Table 7.

	Investment	Rule 12b-1	Shareholder		Chief
	Advisory	Distribution	Services	Custodian	Compliance	Expense
	Fees ($)	Plan Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Reimbursement($)

Mellon National Intermediate
Municipal Bond Fund	286,814	138	5,228	19,314	2,009	—
Mellon National Short-Term
Municipal Bond Fund	43,190	—	104	1,701	2,009	—
Mellon Pennsylvania Intermediate
Municipal Bond Fund	259,613	—	284	10,846	2,009	—
Mellon Massachusetts Intermediate
Municipal Bond Fund	104,259	7	1,932	5,443	2,009	5,175

Table 8.

			Purchases ($)	Sales ($)

Mellon National Intermediate Municipal Bond Fund		413,176,631		237,274,091
Mellon National Short-Term Municipal Bond Fund		49,175,243		79,597,487
Mellon Pennsylvania Intermediate Municipal Bond Fund		123,732,185		143,167,630
Mellon Massachusetts Intermediate Municipal Bond Fund		111,110,189		59,209,816

Table 9.

	Cost of	Gross	Gross
	Investments ($)	Appreciation ($)	(Depreciation) ($)	Net ($)

Mellon National Intermediate Municipal Bond Fund	968,374,475	18,669,793	6,300,997	12,368,796
Mellon National Short-Term Municipal Bond Fund	144,623,109	197,527	497,660	(300,133)
Mellon Pennsylvania Intermediate Municipal Bond Fund	601,502,189	13,424,194	2,354,001	11,070,193
Mellon Massachusetts Intermediate Municipal Bond Fund	346,603,071	4,341,863	1,826,281	2,515,582

The Funds 79

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Mellon Funds Trust:

We have audited the accompanying statements of assets and liabilities of Mellon National Intermediate Municipal Bond Fund, Mellon National Short-Term Municipal Bond Fund, Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund of Mellon Funds Trust (collectively “the Funds”), including the statements of investments, as of August 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2007, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York October 22, 2007
80

IMPORTANT TAX INFORMATION (Unaudited)

Mellon National Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2007 as “exempt-interest dividends” (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2007 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for 2007 calendar year on Form 1099-INT, both which will be mailed by January 31, 2008.

Mellon National Short-Term Municipal Bond Fund

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2007:

  all the dividends paid from investment income- net are “exempt-interest dividends” (not gener- ally subject to regular federal income tax).
  the fund hereby designates $.0027 per share as a short-term capital gain distribution paid on December 15, 2006.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2007 calendar year on Form 1099-DIV and their portion of the fund’s exempt-interest dividends paid for 2007 calendar year on Form 1099-INT, both which will be mailed by January 31, 2008.

Mellon Pennsylvania Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2007:

  all the dividends paid from investment income- net are “exempt-interest dividends” (not gener- ally subject to regular federal income tax).
  the Fund hereby designates $.0231 per share as a long-term capital gain distribution and $.0038 per share as a short-term capital gain distribution of the $.0269 per share paid on December 15, 2006.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2007 calendar year on Form 1099-DIV and their portion of the fund’s exempt-interest dividends paid for 2007 calendar year on Form 1099-INT, both which will be mailed by January 31, 2008.

Mellon Massachusetts Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2007 as “exempt-interest dividends” (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2007 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for 2007 calendar year on Form 1099-INT, both which will be mailed by January 31, 2008.

The Funds 81

INFORMATION ABOUT THE REVIEW AND APPROVAL

OF EACH FUND’S I N V E S T M E N T A DV I S O RY A G R E E M E N T (Unaudited)

At a meeting of the Board of Trustees held on March 12-13, 2007, the Board considered the re-approval of the Trust’s Investment Advisory Agreement for another one year term, pursuant to which Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services. The Board members also considered the re-approval of the Trust’s Administration Agreement with Mellon Bank for another one year term, pursuant to which Mellon Bank provides the funds with administrative services. Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain of these administrative services. The Board members who are not “interested persons” (as defined in the Act) of the Trust were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Funds. The Board members received a presentation from representatives of Dreyfus regarding services provided to the funds, and discussed the nature, extent and quality of the services provided to the funds pursuant to the Investment Advisory Agreement. Dreyfus’ representatives reviewed the funds’ distribution of accounts, and noted the diversity of distribution of the funds and Dreyfus’ corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each of the funds’ distribution channels. The Board also reviewed the number of shareholder accounts in each fund, as well as each fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Funds’ Advisory Fees, Expense Ratios and Performance

The Board members reviewed reports prepared by Lipper, Inc.,an independent provider of investment company data,

which included information comparing each fund’s advisory fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), in each case in the same category applicable to the fund, that were selected by Lipper. Included in these reports were comparisons of contractual and actual advisory fee rates, total operating expenses, total return performance and yield. Representatives of Dreyfus furnished these reports to the Board along with a description of the methodology Lipper used to select each Expense Group and Expense Universe.

Mellon National Intermediate Municipal Bond Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the second quintile of the Expense Group and Expense Universe (below the respective Expense Group and Expense Universe medians).

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance and placed significant emphasis on comparisons of performance to a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and to a broader group of funds (the “Performance Universe”). The Board noted that the fund’s total return performance for periods ended January 31, 2007 was above the medians of the Performance Group for the 1-, 2-, 3- and 4-year periods, and was equal to the median for the 5-year period, and was above the medians of the Performance Universe for the reported periods. The Board also noted that the fund’s yield was above the medians of the Performance Group and Performance Universe for the each of the 1-year periods ended January 31st from 2002 through 2007.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the same Lipper category, as the fund (the “Similar Funds”). Representatives of Dreyfus also noted that there

82

were no other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

Mellon National Short-Term Municipal Bond Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons. The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the second quintile (below the median) of the Expense Group and in the third quintile (above the median) of the Expense Universe.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance and placed significant emphasis on comparisons of performance to a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and to a broader group of funds (the “Performance Universe”). The Board noted that the fund’s total return performance was below the medians of the Performance Group for the 1-, 4- and 5-year periods, and was equal to the medians for the 2- and 3-year periods, ended January 31, 2007, was below the medians of the Performance Universe for the 1-, 2- and 4-year periods, and was above the medians for the 3- and 5-year periods. The Board also noted that the fund’s yield was below the medians of the Performance Group for each of the 1-year periods ended January 31st for 2004 through 2007, was above the median for the 1-year period ended January 31, 2003 and was equal to the median for the 1-year period ended January 31, 2002, and was below the medians of the Performance Universe for each of the 1-year periods ended January 31st for 2006 and 2007 and was above the medians for the each of the 1-year periods ended January 31st from 2002 through 2005.The

Board noted that a new co-primary portfolio manager had been appointed effective March 15, 2006.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by a mutual fund managed by Dreyfus or its affiliates with a similar investment objective and similar policies and strategies, and included within the same Lipper category, as the fund (the “Similar Fund”). Representatives of Dreyfus also noted that there were no other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

Mellon Pennsylvania Intermediate Municipal Bond Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked 3 of 4 (among the highest expense ratios) in the Expense Group and 4 of 5 (among the highest expense ratios) in the Expense Universe.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance and placed significant emphasis on comparisons of performance to a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and to a broader group of funds (the “Performance Universe”). The Board noted that the fund’s total return performance was above the medians of the Performance Group for the 1-, 2, 3- and 4-year periods ended January 31, 2007, and was above the medians of the Performance Universe for the reported periods. The Board also noted that the fund’s yield was above the medians of the Performance Group for each of the 1-year periods ended

The Funds 83

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

January 31st for 2004 through 2007 and was below the medians for each of the 1-year periods ended January 31st for 2002 and 2003, and was above the medians of the Performance Universe for each of the 1-year periods ended January 31st for 2003 through 2007 and was below the median for the 1-year period ended January 31, 2002.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by a mutual fund managed by Dreyfus or its affiliates with a similar investment objective and similar policies and strategies, and included within the same Lipper category, as the fund (the “Similar Fund”). Representatives of Dreyfus also noted that there were no other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

Mellon Massachusetts Intermediate Municipal Bond Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund had the lowest expense ratio in the Expense Group and in Expense Universe. The Board also considered that Mellon Bank has agreed to waive fees and/or reimburse fund expenses through September 30, 2007, so that the total annual operating expenses of Class M shares, Investor shares and Dreyfus Premier shares of the fund (excluding interest, taxes, brokerage commissions, extraordinary expenses, Rule 12b-1 fees and shareholder services fees) are limited to 0.50% .

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance and placed significant emphasis on comparisons of performance to a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and to a broader group of funds (the “Performance Universe”). The Board noted that the fund’s total return performance was above the medians of the Performance Group and Performance Universe for the reported periods ended January 31, 2007.The Board also noted that the fund’s yield was above the medians of the Performance Group for each of the 1-year periods ended January 31st for 1998, 1999 and from 2001 through 2007, and was below the median for the 1-year period ended January 31, 2000, and was above the medians of the Performance Universe for each of the 1-year periods ended January 31st for each of the reported periods.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by a mutual fund managed by Dreyfus or its affiliates with a similar investment objective and similar policies and strategies, and included within the same Lipper category, as the fund (the “Similar Fund”). Representatives of Dreyfus also noted that there were no other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund. The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and its affiliates with respect to each fund and the method used

84

to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the funds.The Board members evaluated the analysis in light of the relevant circumstances for each fund, noting that economies of scale may be realized as a fund’s assets increase and considering whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members evaluated the profitability analysis in light of the relevant circumstances for each fund, including any decline in assets, and the extent to which economies of scale would be realized if a fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to Dreyfus and its affiliates, including Mellon Fund Advisers, from acting as investment adviser to the funds and noted that there were no soft dollar arrangements with respect to trading the funds’ portfolio.

It was noted that the Board members should consider Dreyfus’ profitability with respect to each fund as part of their evaluation of whether the fees under the Investment Advisory Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services. It was noted that the profitability percentage for managing each fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing each fund was not unreasonable given the services provided.The Board also noted the current fee waiver and expense reimbursement arrangement pertaining to Mellon Massachusetts Intermediate Municipal Bond Fund and its effect on the profitability of Dreyfus.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the continuation of the Trust’s Investment Advisory Agreement with respect to the funds. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations with respect to the funds:

  The Board concluded that the nature, extent and qual- ity of the services provided by Dreyfus to each fund are adequate and appropriate.
  With respect to Mellon National Intermediate Municipal Bond Fund, the Board was satisfied with the fund’s performance.
  With respect to Mellon National Short-Term Municipal Bond Fund, the Board was generally satisfied with the fund’s overall performance.
  With respect to Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund, the Board was satisfied with each fund’s performance.
  The Board concluded that the fee paid to Dreyfus by each fund was reasonable in light of the services pro- vided, comparative performance and expense and advi- sory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus and its affiliates from its relationship with the fund.

The Funds 85

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in con- nection with the management of the funds had been adequately considered by Dreyfus in connection with the advisory fee rate charged to each fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Trust’s Investment Advisory Agreement and Administration Agreement with respect to the funds was in the best interests of each fund and its respective shareholders.

86

BOARD MEMBERS INFORMATION (Unaudited)

Patrick J. O’Connor (64) Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

  Attorney, Cozen and O’Connor, P.C. since 1973, including Vice Chairman since 1980 and Chief Executive Officer and President since 2002

Other Board Memberships and Affiliations:

  Board of Consultors of Villanova University School of Law, Board Member
  Temple University,Trustee
  Philadelphia Police Foundation, Board Member
  Philadelphia Children’s First Fund, Board Member
  American College of Trial Lawyers, Fellow
  Historical Society of the United States District Court for the Eastern District of Pennsylvania, Director

No. of Portfolios for which Board Member Serves: 17

———————
Ronald R. Davenport (71)
Board Member (2000)
Principal Occupation During Past 5 Years:

• Chairman of Sheridan Broadcasting Corporation since July 1972

Other Board Memberships and Affiliations:

• American Urban Radio Networks, Co-Chairman

No. of Portfolios for which Board Member Serves: 17

———————

John L. Diederich (70) Board Member (2000)

Principal Occupation During Past 5 Years:

  Chairman of Digital Site Systems, Inc., a privately held software company providing internet service to the construction materi- als industry, since July 1998

Other Board Memberships and Affiliations:

  Continental Mills, a dry baking products company, Board Member
  Pittsburgh Parks Conservancy, Board Member

No. of Portfolios for which Board Member Serves: 17

Maureen M.Young (62) Board Member (2000)

Principal Occupation During Past 5 Years:

  Director of the Office of Government Relations at Carnegie Mellon University since January 2000

Other Board Memberships and Affiliations:

  Maglev, Inc., a company seeking a partnership between industry and government in Pennsylvania to create a magnetically levi- tated high-speed transportation system, Board Member repre- senting Carnegie Mellon University
  Pennsylvania Association for Individuals with Disabilities, Board Member
  Oakland Planning and Development Corp., Board Member

No. of Portfolios for which Board Member Serves: 17

———————
Kevin C. Phelan (63)
Board Member (2000)

Principal Occupation During Past 5 Years:

  Mortgage Banker, Meredith & Grew, Inc. since March 1978, including Executive Vice President and Director since March 1998

Other Board Memberships and Affiliations:

  Greater Boston Chamber of Commerce, Director
  Fiduciary Trust of Boston, Director
  St. Elizabeth’s Medical Center of Boston, Board Member and Chairman of the Board
  Providence College,Trustee
  Simmons College,Trustee
  Newton Country Day School, Chairman of the Board
  Babson College, Board of Visitors
  Boston University School of Public Health, Board of Visitors
  Boston Public Library Foundation, Director
  Boston Foundation, Director
  Boston Municipal Research Bureau, Board Member
  Boys and Girls Club of Boston, Board Member
  Boston Capital Real Estate Investment Trust, Director

No. of Portfolios for which Board Member Serves: 17

The Funds 87

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Patrick J. Purcell (59) Board Member (2000)

Principal Occupation During Past 5 Years:

  Owner, President and Publisher of The Boston Herald since February 1994
  President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996
  President and CEO, Herald Media since 2001

Other Board Memberships and Affiliations:

  The American Ireland Fund, an organization that raises funds for philanthropic projects in Ireland, Board Member
  The Genesis Fund, an organization that raises funds for the specialized care and treatment of New England area children born with birth defects, mental retardation and genetic diseases, Board Member
  United Way of Massachusetts Bay, Board Member
  Greater Boston Chamber of Commerce, Board Member

No. of Portfolios for which Board Member Serves: 17

Thomas F. Ryan, Jr. (66) Board Member (2000)

Principal Occupation During Past 5 Years:

  Retired since April 1999
  President and Chief Operating Officer of the American Stock Exchange from October 1995 to April 1999

Other Board Memberships and Affiliations:

  Boston College,Trustee
  Brigham & Women’s Hospital,Trustee
  New York State Independent System Operator, a non-profit organization which administers a competitive wholesale market for electricity in New York State, Director
  RepliGen Corporation, a biopharmaceutical company, Director

No. of Portfolios for which Board Member Serves: 17

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-645-6561. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

88

OFFICERS OF THE TRUST (Unaudited)

CHRISTOPHER SHELDON, President since September 2006.

As director of Investment Strategy for Mellon’s Private Wealth Management group since April 2003, Mr. Sheldon manages the analysis and development of investment and asset allocation strategies and oversees investment product research and, since June 2006, also oversees the alternative investment groups. Prior to assuming his current position, Mr. Sheldon was West Coast managing director of Mellon’s Private Wealth Management group from 2001-2003 and its regional manager from 1998-2001. He was previously a Vice President of the Trust. He is 42 years old has been employed by Mellon Bank since January 1995.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (83 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 79 investment companies (comprised of 176 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

NOTES

For More Information

Mellon Funds Trust	Custodian
c/o The Dreyfus Corporation
200 Park Avenue	Mellon Bank, N.A.
New York, NY 10166	One Mellon Bank Center
Pittsburgh, PA 15258
Investment Adviser
Transfer Agent &
Mellon Fund Advisers, a division of	Dividend Disbursing Agent
The Dreyfus Corporation
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
New York, NY 10166
Administrator
Distributor
Mellon Bank, N.A.
One Mellon Bank Center	MBSC Securities Corporation
Pittsburgh, PA 15258	200 Park Avenue
New York, NY 10166
Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:
Mellon National Intermediate Municipal Bond Fund	Class M: MPNIX	Investor: MINMX	Dreyfus Premier: MNMBX
Mellon National Short-Term Municipal Bond Fund	Class M: MPSTX	Investor: MINSX
Mellon Pennsylvania Intermediate Municipal Bond Fund	Class M: MPPIX	Investor: MIPAX
Mellon Massachusetts Intermediate Municipal Bond Fund	Class M: MMBMX	Investor: MMBIX	Dreyfus Premier: MMBPX

Telephone Private Wealth Management (PWM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of Mellon Private Wealth Advisors (MPWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-645-6561.

Mail PWM Clients, write to your Account Officer, c/o Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, PA 15258

MPWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012

Individual Account Holders, write to: Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2007, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

©2007 MBSC Securities Corporation

MFTAR0807-MB

The Mellon Funds

Mellon Bond Fund
Mellon Intermediate Bond Fund
Mellon Short-Term U.S. Government Securities Fund

ANNUAL REPORT	August 31, 2007

Contents

The Funds

Letter from the President	2
Discussion of Funds' Performance	
Mellon Bond Fund	3
Mellon Intermediate Bond Fund	6
Mellon Short-Term U.S. Government Securities Fund	9
Understanding Your Fund's Expenses	12
Comparing Your Fund's Expenses With Those of Other Funds	12
Statements of Investments	13
Statements of Assets and Liabilities	25
Statements of Operations	26
Statements of Changes in Net Assets	27
Financial Highlights	29
Notes to Financial Statements	35
Report of Independent Registered Public Accounting Firm	41
Important Tax Information	42
Information About the Review and Approval of Each Fund's Investment Advisory Agreement	43
Board Members Information	47
Officers of the Trust	49

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for the Mellon Funds Trust, covering the 12-month period from September 1, 2006, through August 31, 2007.

An intensifying credit crisis during the summer of 2007 produced heightened volatility in the U.S. bond market. As credit concerns from the sub-prime mortgage market affected virtually all areas of the fixed-income markets, investors' appetite for risk shifted from ample to cautious during the reporting period. This change led to a "flight to quality," which produced price gains in U.S. Treasury securities and sharp declines in the more credit-sensitive areas of the market, including most mortgage-backed and corporate-backed bonds.

In our view, the downside risks to the U.S. economy have increased, with the housing recession and consumer slowdown likely to be more intense than previously expected. However, a more severe midcycle slowdown may help to alleviate certain economic and inflationary pressures, thereby extending the duration of the current economic expansion. In addition, we were encouraged by the Federal Reserve Board's decision in August to lower the discount rate, and we believe that the Fed will do what is necessary to continue to promote economic growth while attempting to maintain market stability. With that said, we believe that these factors are likely to continue to produce opportunities for some market sectors and challenges for others, which is why we encourage you to talk with your portfolio manager to help ensure that your portfolio remains aligned with your current financial needs and future investment goals.

For information about how each fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Sincerely,

Christopher E. Sheldon
President
Mellon Funds Trust
September 17, 2007

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2006, through August 31, 2007, as provided by John F. Flahive, Portfolio Manager

Fund and Market Performance Overview

Prices and yields of most U.S. fixed-income securities remained in a relatively narrow trading range over the first half of the reporting period as the domestic economy slowed, inflationary pressures receded and short-term interest rates remained unchanged. In the second half, however, market volatility increased dramatically when a credit and liquidity crisis spread from the sub-prime mortgage market to other credit-sensitive fixed-income sectors. As investors reassessed their attitudes toward risk, prices of credit-sensitive bonds fell sharply. The fund fared relatively well in this environment, nearly matching the benchmark’s returns, mainly due to our defensive posture with regard to corporate bonds.

For the 12-month period ended August 31, 2007, Mellon Bond Fund achieved total returns of 5.06% for its Class M shares and 4.82% for its Investor shares.1 In comparison, the Lehman Brothers U.S. Aggregate Index (the “Index”), the fund’s benchmark, which is not subject to fees and expenses like a mutual fund, achieved a total return of 5.26% for the same period.2

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. Treasury and government agency bonds, corporate bonds, mortgage-related securities and foreign corporate and government bonds. The fund’s investments in bonds must be rated investment-grade quality at the time of purchase3 or, if unrated, deemed of comparable quality by the investment adviser. Generally, the average effective duration of the fund’s portfolio will not exceed eight years.

Sub-Prime Credit Crisis Roiled Fixed-Income Markets

Market conditions remained favorable over the first half of the reporting period, as a moderate economic slowdown, mild inflation and an unchanged monetary policy helped keep prices of U.S. government securities within a relatively narrow range and supported higher prices for corporate bonds. Although investors reacted to each new release of economic data, particularly with regard to their expectations for Federal Reserve Board (the “Fed”) policy, investor sentiment remained mostly positive.

Market conditions soon changed dramatically. In late February, reports of a larger-than-expected number of defaults and delinquencies among homeowners with sub-prime mortgages led to brief declines in the more credit-sensitive market sectors. By July, evidence had emerged that housing- and mortgage-related weakness was spreading to other parts of the U.S. economy. A surge of selling ensued, hurting most bond prices.The decline was exacerbated by selling pressure from highly leveraged hedge funds, which were forced to raise cash to cover redemption requests and margin calls. The result was reduced ready liquidity in certain sectors of the U.S. bond market over the summer of 2007. As would be expected, the corporate and asset-backed sectors of the bond market were more severely affected during the downturn than U.S. government securities.

A Defensive Investment Posture Helped Cushion Volatility

In this challenging environment, we maintained a generally defensive investment posture. We set the fund’s sector allocations in ranges that were similar to those of the benchmark, except that we maintained a modestly underweight position in investment-grade corporate bonds.Within the corporate sector, we focused primarily on shorter-maturity securities that historically have

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

been less sensitive to credit concerns. The fund held no high yield bonds, which was among the harder hit areas of the bond market during the summer downturn. In addition, the fund’s holdings of higher-quality mortgage-backed and asset-backed securities involved no direct exposure to the troubled sub-prime mortgage sector.

We also adopted a relatively conservative duration management strategy for much of the reporting period, setting the fund’s average duration in a range we considered slightly shorter than industry averages. Early in the reporting period, when yield differences along the market’s maturity range hovered near historical lows, it made little sense to us to incur the risks that a longer duration would entail. During the summer downturn, this positioning also helped protect the fund to a degree from market volatility. Finally, we maintained a “barbelled” yield curve strategy in which shorter-term securities were balanced by longer-term bonds. This positioning helped the fund benefit from widening yield differences during the credit crisis.

Anticipating a New Phase of the Credit Cycle

At the reporting period’s end, we began to see a rebound in some fixed-income market sectors from the lows reached in mid-August. In addition, many investors’ expectations were realized when the Fed lowered short-term interest rates by 50 basis points at its September meeting, representing the first reduction in the overnight federal funds rate in approximately four years. In anticipation of lower short-term interest rates, we have moved the fund’s average duration to a position that is in line with industry averages. In our view, these are prudent strategies given the current bond market environment, and we are prepared to adjust the fund’s duration should market conditions dictate.

September 19, 2007

1	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers U.S. Aggregate
Index is a widely accepted, unmanaged total return index of corporate, U.S.
government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.
3	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

FUND PERFORMANCE

Mellon Bond Fund (Class M shares)
Lehman Brothers U.S. Aggregate Index†
$17,981
$16,787
18,000
16,000
14,000
12,000
10,000
Dollars
97
98
99
00
01
02
03
04
05
06
07
Years Ended 8/31

Comparison of change in value of $10,000 investment in Mellon Bond Fund Class M shares and the Lehman Brothers U.S. Aggregate Index

Average Annual Total Returns	as of 8/31/07
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class M shares		5.06%	3.97%	5.32%
Investor shares	7/11/01	4.82%	3.70%	—	4.21%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of Mellon Bond Fund on 8/31/97 to a $10,000 investment made in the Lehman
Brothers U.S. Aggregate Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund (and those of two other CTFs) were transferred to the fund. Please note that the performance of the fund’s
Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities, and asset-backed securities with an average maturity of 1-10 years.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 5

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2006, through August 31, 2007, as provided by John F. Flahive, Portfolio Manager

Fund and Market Performance Overview

Prices and yields of most U.S. fixed-income securities remained in a relatively narrow trading range over the first half of the reporting period as the domestic economy slowed, inflationary pressures receded and short-term interest rates remained unchanged. In the second half, however, market volatility increased dramatically when a credit and liquidity crisis spread from the sub-prime mortgage market to other credit-sensitive fixed-income sectors. As investors reassessed their attitudes toward risk, prices of credit-sensitive bonds fell sharply.The fund fared relatively well in this environment, nearly matching the benchmark’s returns, mainly due to our defensive posture with regard to corporate bonds.

For the 12-month period ended August 31, 2007, Mellon Intermediate Bond Fund achieved total returns of 5.22% for its Class M shares and 4.96% for its Investor shares.1 In comparison, the Lehman Brothers Intermediate Government/Credit Bond Index (the “Index”), the fund’s benchmark, which is not subject to fees and expenses like a mutual fund, achieved a total return of 5.53% for the same period.2

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. government and agency bonds, corporate bonds, mortgage-related securities, foreign corporate and government bonds and municipal bonds. The fund’s investments in bonds must be rated investment grade at the time of purchase3 or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will be between 2.5 and 5.5 years.

When managing the fund, we use a disciplined process to select securities and manage risk. We generally choose bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

Sub-Prime Credit Crisis Roiled Fixed-Income Markets

Over the first half of the reporting period, a moderate economic slowdown, mild inflation and an unchanged monetary policy helped keep prices of U.S. government securities within a relatively narrow range and supported higher prices for corporate bonds. However, market conditions soon changed dramatically. In late February, reports of a larger-than-expected number of defaults and delinquencies among homeowners with sub-prime mortgages led to brief declines in the more credit-sensitive market sectors. By July, evidence had emerged that housing- and mortgage-related weakness had spread to other parts of the U.S. economy.The ensuing decline was exacerbated by selling pressure from highly leveraged hedge funds, which were forced to raise cash to cover redemption requests and margin calls. The result was reduced ready liquidity in certain sectors of the U.S. bond market over the summer of 2007. As would be expected, the corporate and asset-backed sectors of the bond market were more severely affected during the downturn than U.S. government securities.

A Defensive Investment Posture Helped Cushion Volatility

In this challenging environment, we maintained a generally defensive investment posture. We held a modestly underweight position in investment-grade corporate bonds, focusing primarily on shorter-maturity securities that historically have been less sensitive to credit concerns. The fund held no high yield bonds,which was among the harder hit areas of the bond market during the summer

6

downturn. Among U.S. government securities, we emphasized higher-yielding agency debentures over Treasuries. Finally, while we established modest positions in higher-quality asset-backed and commercial mortgage-backed securities that are not represented in the Index, those holdings involved no direct exposure to the troubled sub-prime mortgage sector.

We also adopted a relatively conservative duration management strategy for much of the reporting period, setting the fund’s average duration in a range we considered slightly shorter than industry averages. Early in the reporting period, when yield differences along the market’s maturity range hovered near historical lows, it made little sense to us to incur the risks that a longer duration would entail. During the summer downturn, this positioning also helped protect the fund to a degree from market volatility.

Anticipating a New Phase of the Credit Cycle

At the reporting period’s end, we began to see a rebound in some fixed-income market sectors from the lows reached in mid-August. In addition, many investors’ expectations were realized when the Fed low-

ered short-term interest rates by 50 basis points at its September meeting, representing the first reduction in the overnight federal funds rate in approximately four years. In anticipation of lower short-term interest rates, we have moved the fund’s average duration to a position that is in line with industry averages. In our view, these are prudent strategies given the current bond market environment, and we are prepared to adjust the fund’s duration should market conditions dictate.

September 19, 2007

1	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers
Intermediate Government/Credit Bond Index is a widely accepted, unmanaged index of government and credit bond market performance composed of U.S. government,Treasury and agency securities, fixed-income securities and nonconvertible investment-grade credit debt, with an average maturity of 1-10 years. Index return does not reflect the fees and expenses associated with operating a mutual fund.
3	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

The Funds 7

FUND PERFORMANCE

Mellon Intermediate Bond Fund (Class M shares)
Lehman Brothers Intermediate Government/Credit Bond Index†
17,500
16,000
14,500
13,000
11,500
10,000
Dollars
$17,458
$16,187
97
98
99
00
01
02
03
04
05
06
07
Years Ended 8/31

Comparison of change in value of $10,000 investment in Mellon Intermediate Bond Fund Class M shares and the Lehman Brothers Intermediate Government/Credit Bond Index

Average Annual Total Returns	as of 8/31/07
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class M shares		5.22%	3.52%	4.94%
Investor shares	7/11/01	4.96%	3.21%	—	3.97%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of Mellon Intermediate Bond Fund on 8/31/97 to a $10,000 investment made in the
Lehman Brothers Intermediate Government/Credit Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares
thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is a widely accepted, unmanaged index of Government and credit bond market performance composed of U.S. Government,Treasury and Agency securities, fixed-income securities and nonconvertible investment-grade credit debt, with an average maturity of 1-10 years.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

8

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2006, through August 31, 2007, as provided by Lawrence R. Dunn, CFA, Portfolio Manager

Fund and Market Performance Overview

Yields of shorter-maturity bonds remained relatively stable over the first half of the reporting period as short-term interest rates remained unchanged. In the second half, market volatility increased when a credit and liquidity crisis spread from the sub-prime mortgage market to other credit-sensitive fixed-income sectors. U.S. government securities proved to be relatively resistant to these adverse developments, even gaining value late in the reporting period in anticipation of a rate cut from the Federal Reserve Board (the “Fed”).The fund’s performance was driven mainly by its short average duration and holdings of U.S. government agency debentures.

For the 12-month period ended August 31, 2007, Mellon Short-Term U.S. Government Securities Fund achieved total returns of 5.05% for its Class M shares and 4.67% for its Investor shares.1 In comparison, the Lehman Brothers 1-3 Year U.S. Government Index (the “Index”), the fund’s benchmark, which is not subject to fees and expenses like a mutual fund, achieved a total return of 5.51% for the same period.2

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and in repurchase agreements.The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The fund may also invest in collateralized mortgage obligations

(“CMOs”), including stripped mortgage-backed securities. Generally, the fund’s average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, we then seek to identify what we believe are potentially profitable sectors before they are widely perceived by the market. We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

U.S. Government Securities Proved Resistant to the Sub-Prime Credit Crisis

Market conditions remained favorable over the first half of the reporting period. A moderate economic slowdown, mild inflation and an unchanged monetary policy helped keep shorter-term bond prices within a relatively narrow range. Although investors reacted to each new release of economic data, particularly with regard to their expectations for Fed policy, investor sentiment remained mostly positive.

Market conditions soon changed dramatically. In late February, reports of a larger-than-expected number of defaults and delinquencies among homeowners with sub-prime mortgages led to brief declines in the more credit-sensitive market sectors. By July, evidence had emerged that housing- and mortgage-related weakness was spreading to other parts of the U.S. economy. A surge of selling ensued, hurting most bond prices.The decline was exacerbated by selling pressure from highly leveraged hedge funds, which were forced to raise cash to cover redemption requests and margin calls. The result was reduced ready liquidity in certain sectors of the U.S. bond market over the summer of 2007. However, U.S. government securities held up well in this volatile environment, as investors generally regarded the U.S. government sector as a “safe haven” during the credit crisis.

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

Duration and Security Selection Strategies Supported the Fund’s Returns

For most of the reporting period, we maintained the fund’s average duration in a range we considered shorter than market averages. Because yield differences along the market’s maturity range were unusually narrow, it made little sense to us to incur the risks that longer-dated securities typically entail.This positioning had little impact on performance until the summer, when it helped dampen market volatility during the credit crisis.Throughout the reporting period, we captured incrementally higher yields through investments in U.S. government agency debentures.We also allocated a relatively modest portion of the fund’s assets to mortgage-backed securities issued by U.S. government agencies.

Anticipating a New Phase of the Credit Cycle

By the reporting period’s end, we began to see a rebound in some fixed-income market sectors from the lows reached in mid-August. In addition, many investors’

expectations were realized when the Fed lower short-term interest rates by 50 basis point at its September meeting, representing the first reduction in the overnight federal funds rate in approximately four years.We intend to continue to focus on U.S. Treasury securities and agency debentures with maturities in the one- to three-year range, which we expect to hold their value more effectively than other types of bonds given the current bond market environment, and we are prepared to adjust the fund’s duration should market conditions dictate.

September 19, 2007

1	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER, INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 1-3 Year U.S.
Government Index is a widely accepted, unmanaged index of government bond market performance composed of U.S.Treasury and agency securities with maturities of 1-3 years. Index return does not reflect the fees and expenses associated with operating a mutual fund.

10

FUND PERFORMANCE

Mellon Short-Term U.S. Government Securities Fund (Class M shares)
Lehman Brothers 1-3 Year U.S. Government Index†
16,000
14,500
13,000
11,500
10,000
Dollars
$15,942
$15,175
97
98
99
00
01
02
03
04
05
06
07
Years Ended 8/31

Comparison of change in value of $10,000 investment in Mellon Short-Term U.S. Government Securities Fund Class M shares and the Lehman Brothers 1-3 Year U.S. Government Index

Average Annual Total Returns	as of 8/31/07
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class M shares		5.05%	2.49%	4.26%
Investor shares	7/11/01	4.67%	2.25%	—	2.90%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares of Mellon Short-Term U.S. Government Securities Fund on 8/31/97 to a $10,000 investment made in the Lehman Brothers 1-3 Year U.S. Government Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.

Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is a widely accepted, unmanaged index of government bond market performance composed of U.S.Treasury and agency securities with maturities of 1-3 years.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 11

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of Mellon Fixed Income Fund’s from March 1, 2007 to August 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2007
	Class M Shares	Investor Shares

Mellon Bond Fund
Expenses paid per $1,000 †	$ 2.79	$ 4.11
Ending value (after expenses)	$1,013.00	$1,012.70
Mellon Intermediate Bond Fund
Expenses paid per $1,000 †	$ 2.85	$ 4.12
Ending value (after expenses)	$1,019.60	$1,019.20
Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000 †	$ 2.71	$ 4.03
Ending value (after expenses)	$1,025.70	$1,024.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2007
	Class M Shares	Investor Shares

Mellon Bond Fund
Expenses paid per $1,000 †	$ 2.80	$ 4.13
Ending value (after expenses)	$1,022.43	$1,021.12
Mellon Intermediate Bond Fund
Expenses paid per $1,000 †	$ 2.85	$ 4.13
Ending value (after expenses)	$1,022.38	$1,021.12
Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000 †	$ 2.70	$ 4.02
Ending value (after expenses)	$1,022.53	$1,021.22

† Expenses are equal to the Mellon Bond Fund annualized expense ratio of .55% for Class M and .81% for Investor shares, Mellon Intermediate Bond Fund .56% for Class M and .81% for Investor shares and Mellon Short-Term U.S. Government Securities Fund .53% for Class M and .79% for Investor shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

12

STATEMENT OF INVESTMENTS August 31, 2007
Mellon Bond Fund

	Coupon	Maturity	Principal
Bonds and Notes—98.2%	Rate (%)	Date	Amount ($)	Value ($)

Application Software—.5%
Intuit, Sr. Unscd. Notes	5.40	3/15/12	4,735,000	4,715,236
Asset-Backed Ctfs./Auto Receivables—3.6%
Franklin Auto Trust, Ser. 2007-1, Cl. A4	5.03	2/16/15	5,865,000	5,782,101
Harley-Davidson Motorcycle Trust, Ser. 2005-3, Cl. A2	4.41	6/15/12	2,365,000	2,336,901
Harley-Davidson Motorcycle Trust, Ser. 2007-1, Cl. A4	5.21	6/17/13	3,715,000	3,700,463
Honda Auto Receivables Owner Trust, Ser. 2007-1, Cl. A4	5.09	7/18/13	1,470,000	1,459,214
Honda Auto Receivables Owner Trust, Ser. 2006-3, Cl. A4	5.11	4/15/12	6,180,000	6,166,481
Household Automotive Trust, Ser. 2007-1, Cl. A4	5.33	11/17/13	3,960,000	3,944,054
Hyundai Auto Receivables Trust, Ser. 2006-B, Cl. A4	5.15	5/15/13	3,600,000	3,596,625
Nissan Auto Lease Trust, Ser. 2006-A, Cl. A4	5.10	7/16/12	7,175,000	7,135,830
				34,121,669
Asset-Backed Ctfs./Home Equity Loans—1.2%
CWCapital Cobalt, Ser. 2007-C2, Cl. A2	5.33	4/15/47	4,780,000	4,739,356
JP Morgan Chase Commercial Mortgage
Securiies, Ser. 2007-CB19, Cl. A2	5.82	2/12/49	1,934,000 a	1,949,387
MP Environmental Funding, Ser. 2007-A, Cl. A1	4.98	7/15/16	5,305,000	5,208,449
				11,897,192
Asset-Backed Ctfs./Other—.5%
CIT Equipment Collateral, Ser. 2006-VT2, Cl. A4	5.05	4/20/14	2,535,000	2,542,673
CNH Equipment Trust, Ser. 2005-A, Cl. A4B	4.29	6/15/12	2,305,000	2,283,558
				4,826,231
Automotive, Trucks & Parts—.7%
Johnson Controls, Sr. Notes	5.25	1/15/11	7,110,000	7,164,932
Bank & Finance—7.9%
AEP Texas Central Transition Funding, Scd. Bonds, Ser. A-4	5.17	1/1/18	7,090,000	6,908,595
Agua Caliente Band of Cahuilla Indians, Scd. Notes	6.08	10/1/16	2,635,000 b	2,605,962
AXA Financial, Sr. Notes	7.75	8/1/10	5,000,000	5,348,450
Bank of America, Sub. Notes	5.49	3/15/19	10,600,000	10,141,412
BankAmerica Capital II, Bank Gtd. Secs., Ser. 2	8.00	12/15/26	6,775,000	7,054,469
Bear Stearns Cos., Notes	4.50	10/28/10	2,000,000	1,898,350
Caterpillar Financial Services, Unscd. Notes	5.05	12/1/10	4,540,000	4,543,686
CIT Group, Sr. Notes	5.40	3/7/13	4,100,000	3,672,325
Countrywide Home Loan, Gtd. Notes	5.63	7/15/09	2,855,000	2,699,802
Countrywide Home Loan, Gtd. Notes, Ser. H	6.25	4/15/09	1,435,000	1,386,320
HSBC Finance, Notes	5.00	6/30/15	2,410,000	2,268,776
HSBC Holdings, Sub. Notes	6.50	5/2/36	4,500,000	4,633,398
International Lease Finance, Notes	5.75	6/15/11	5,645,000	5,666,632
J.P. Morgan & Co., Sub. Notes	6.25	1/15/09	1,800,000	1,821,733
John Deere Capital, Notes	7.00	3/15/12	4,360,000	4,684,118
Morgan Stanley, Sub. Notes	4.75	4/1/14	7,210,000	6,749,368
PNC Funding, Bank Gtd. Notes	4.50	3/10/10	2,825,000	2,781,998
				74,865,394

The Funds 13

STATEMENT OF INVESTMENTS (continued)

Mellon Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Building & Construction—.4%
CRH America, Gtd. Notes	5.30	10/15/13	4,095,000	3,952,969
Commercial & Professional Services—1.0%
Seminole Tribe of Florida, Notes	5.80	10/1/13	8,960,000 b	9,030,381
Commercial Mortgage Pass-Through Ctfs.—4.0%
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Ser. 2006-CD2, Cl. A3	5.61	1/15/46	3,870,000 a	3,848,568
Citigroup/Deutsche Bank Commercial
Mortgage, Ser. 2007-CD4, Cl. A2B	5.21	12/11/49	3,390,000	3,347,448
Credit Suisse Mortgage Capital Certificates, Ser. 2007-C2, Cl. A2	5.45	1/15/49	4,610,000 a	4,592,573
Four Times Square Trust, Ser. 2006-4TS, Cl. A	5.40	12/13/28	13,000,000 b	12,440,132
LB-UBS Commercial Mortgage Trust, Ser. 2007-C2, Cl. A2	5.30	2/15/40	4,225,000	4,188,689
Merrill Lynch/Countrywide Commericial
Mortgage, Ser. 2007-6, Cl. A2	5.33	3/12/51	3,845,000	3,809,486
Washington Mutual, Ser. 2003-S4, Cl. 4A1	4.00	2/25/32	1,020,723	988,902
Washington Mutual, Ser. 2004-AR9, Cl. A6	4.15	8/25/34	4,510,000 a	4,407,390
				37,623,188
Food & Beverages—.4%
Diageo Finance, Gtd. Notes	5.50	4/1/13	3,805,000	3,830,482
Foreign/Governmental—.9%
Hydro-Quebec, Gov’t. Gtd. Bonds, Ser. IF	8.00	2/1/13	2,195,000	2,512,854
United Mexican States, Notes	5.63	1/15/17	4,705,000	4,714,410
United Mexican States, Notes	6.63	3/3/15	1,480,000	1,576,200
				8,803,464
Gaming—.3%
Agua Caliente, Scd. Notes	6.44	10/1/16	2,860,000 b	2,856,425
Health Care—.4%
Aetna, Sr. Unsub. Notes	5.75	6/15/11	3,380,000	3,455,238
Industrials—1.7%
Devon Financing, Gtd. Notes	6.88	9/30/11	3,000,000	3,175,731
Emerson Electric, Notes	5.00	12/15/14	3,500,000	3,418,138
International Business Machines, Unscd. Debs.	7.00	10/30/25	2,000,000	2,217,942
Oracle, Unscd. Notes	5.00	1/15/11	7,000,000	6,970,712
				15,782,523
Media & Telecommunications—5.1%
AT&T, Unscd. Notes	6.50	9/1/37	5,105,000	5,124,348
British Sky Broadcasting, Gtd. Notes	6.88	2/23/09	4,180,000	4,288,253
Cisco Systems, Sr. Unscd. Notes	5.50	2/22/16	4,200,000	4,190,063
Comcast, Gtd. Notes	5.90	3/15/16	6,400,000	6,345,875
News America Holdings, Gtd. Debs.	7.60	10/11/15	3,750,000	4,182,214
SBC Communications, Sr. Unscd. Notes	5.88	8/15/12	4,320,000	4,397,687
Sprint Capital, Gtd. Notes	6.90	5/1/19	4,750,000	4,837,742
Time Warner, Gtd. Debs.	6.50	11/15/36	4,480,000	4,313,133

14

Mellon Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Media & Telecommunications (continued)
Univision Communications, Gtd. Notes	3.50	10/15/07	6,825,000	6,807,938
Verizon Communications, Sr. Unscd. Notes	5.55	2/15/16	4,340,000	4,277,291
				48,764,544
Real Estate Investment Trusts—1.0%
ERP Operating, Notes	6.95	3/2/11	4,000,000	4,178,568
Simon Property Group, Unscd. Notes	5.75	5/1/12	5,265,000	5,267,733
				9,446,301
Residential Mortgage Pass-Through Ctfs.—.6%
Merrill Lynch Countrywide Commercial
Mortgage, Ser. 2007-7, Cl. A2	5.69	6/12/50	5,598,000 a	5,624,307
Retailing—.8%
Wal-Mart Stores, Sr. Unscd. Notes	6.50	8/15/37	7,250,000	7,459,068
U.S. Government Agencies—6.8%
Federal Farm Credit Banks, Bonds	5.25	9/13/10	3,915,000	3,977,742
Federal Home Loan Banks, Bonds	5.65	4/20/22	8,000,000	7,954,336
Federal Home Loan Mortgage Corp., Notes	5.38	1/9/14	4,405,000	4,413,942
Federal Home Loan Mortgage Corp., Notes	5.40	2/2/12	4,830,000	4,865,728
Federal Home Loan Mortgage Corp., Notes	5.40	3/2/12	5,165,000	5,191,972
Federal Home Loan Mortgage Corp., Notes	5.50	3/22/22	4,440,000	4,431,533
Federal Home Loan Mortgage Corp., Notes	5.90	6/15/22	6,485,000	6,557,626
Federal National Mortgage Association, Notes	5.25	3/5/14	13,815,000	13,829,008
Federal National Mortgage Association, Notes	5.38	4/11/22	6,855,000	6,678,401
Federal National Mortgage Association, Notes	5.75	6/9/11	4,710,000	4,728,680
Federal National Mortgage Association, Notes	6.63	10/15/07	2,140,000	2,143,069
				64,772,037
U.S. Government Agencies/Mortgage-Backed—35.5%
Federal Home Loan Mortgage Corp.:
4.50%, 9/1/18—3/1/21			20,639,223	19,820,302
5.00%, 10/1/18—1/1/21			1,877,943	1,835,639
5.08%, 10/1/35			5,528,924 a	5,438,259
5.50%, 3/1/35—1/1/37			22,307,777	21,806,798
5.76%, 4/1/37			9,746,900 a	9,736,563
5.95%, 5/1/37			8,739,531 a	8,722,883
7.00%, 4/1/32—8/1/36			4,101,431	4,217,834
Ser. 1660, Cl. H, 6.50%, 1/15/09			576,202	574,871
Federal National Mortgage Association:
3.96%, 3/1/35			6,825,874 a	6,828,745
4.50%, 1/1/36			8,787,358	8,139,260
4.57%, 3/1/35			3,349,743 a	3,241,526
4.93%, 9/1/35			6,521,930 a	6,387,989
5.04%, 10/1/35			6,445,462 a	6,340,951
5.50%, 7/1/35—4/1/37			79,205,912	77,430,047
5.72%, 4/1/37			10,248,489 a	10,174,982
5.99%, 5/1/37			9,522,525	9,598,407

The Funds 15

STATEMENT OF INVESTMENTS (continued)

Mellon Bond Fund (continued)

			Principal
Bonds and Notes (continued)			Amount ($)	Value ($)

U.S. Government Agencies/Mortgage-Backed (continued)
Federal National Mortgage Association (continued):
6.00%, 4/1/33—5/1/37			26,560,072	26,575,778
6.04%, 8/1/37			10,033,886 a	10,013,612
6.50%, 4/1/17—8/1/37			33,056,844	33,562,470
7.00%, 4/1/32—6/1/32			1,919,513	1,990,268
7.50%, 7/1/32			652,852	681,029
8.00%, 5/1/08			5,361	5,391
Government National Mortgage Association I:
5.00%, 11/15/34—3/15/36			29,670,266	28,612,968
5.50%, 2/15/36			7,815,976	7,684,293
6.00%, 10/15/08—7/15/34			11,881,726	11,957,521
7.00%, 5/15/23—11/15/23			685,160	715,156
8.00%, 2/15/08			20,879	20,900
9.00%, 12/15/09			462,709	469,696
7.00%, 12/15/23			352,881	368,331
Government National Mortgage Association II
5.00%, 1/20/37			14,325,131	13,718,890
				336,671,359
U.S. Government Securities—24.7%
U.S. Treasury Bonds:
4.50%, 2/15/36			17,785,000 c	16,863,808
6.25%, 8/15/23			7,620,000 c	8,785,029
U.S. Treasury Inflation Protected Securities:
Notes, 2.38%, 1/15/17			9,447,700 c,d	9,439,945
Bonds, 2.38%, 1/15/27			9,427,038 c,d	9,384,685
U.S. Treasury Notes:
4.00%, 11/15/12			40,410,000 c	39,926,979
4.13%, 8/15/10			23,355,000 c	23,331,294
4.25%, 11/15/13			1,635,000 c	1,630,020
4.50%, 5/15/17			22,615,000 c	22,526,666
4.63%, 8/31/11			47,465,000 c	48,165,868
4.63%, 2/29/12			39,255,000 c	39,868,398
4.63%, 11/15/16			1,020,000 c	1,026,853
4.75%, 8/15/17			13,500,000 c	13,725,707
				234,675,252
Utilities—.2%
Southern California Edison, First Mortgage Bonds, Ser. 04-F	4.65	4/1/15	2,200,000	2,089,582
Total Bonds and Notes
(cost $933,919,478)				932,427,774

Other Investment—1.2%			Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $10,925,000)			10,925,000 e	10,925,000

16

Mellon Bond Fund (continued)

Investment of Cash Collateral for Securities Loaned—21.1%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $200,002,530)	200,002,530 e	200,002,530

Total Investments (cost $1,144,847,008)	120.5%	1,143,355,304
Liabilities, Less Cash and Receivables	(20.5%)	(194,317,471)
Net Assets	100.0%	949,037,833

a Variable rate security—interest rate subject to periodic change.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2007, these securities amounted to $26,932,900 or 2.8% of net assets.
c All or a portion of these securities are on loan. At August 31, 2007, the total market value of the fund’s securities on loan is $227,888,585 and the total market value of the collateral held by the fund is $234,482,139, consisting of cash collateral of $200,002,530, U.S. Government and agency securities valued at $25,478,484, and Letters of Credit valued at $9,001,125.
d Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

U.S. Government & Agencies	67.0	Asset/Mortgage-Backed	9.9
Money Market Investments	22.3	Foreign/Governmental	.9
Corporate Bonds	20.4		120.5

† Based on net assets.
See notes to financial statements.

The Funds 17

STATEMENT OF INVESTMENTS August 31, 2007
Mellon Intermediate Bond Fund

	Coupon	Maturity	Principal
Bonds and Notes—98.2%	Rate (%)	Date	Amount ($)	Value ($)

Application Software—.5%
Intuit, Sr. Unscd. Notes	5.40	3/15/12	3,655,000	3,639,744
Asset-Backed Ctfs./Auto Receivables—4.2%
Harley-Davidson Motorcycle Trust, Ser. 2005-3, Cl. A2	4.41	6/15/12	2,350,000	2,322,079
Harley-Davidson Motorcycle Trust, Ser. 2007-1, Cl. A4	5.21	6/17/13	2,020,000	2,012,096
Honda Auto Receivables Owner Trust, Ser. 2004-3, Cl. A4	3.28	2/18/10	4,660,000	4,601,069
Honda Auto Receivables Owner Trust, Ser. 2007-1, Cl. A4	5.09	7/18/13	2,395,000	2,377,428
Honda Auto Receivables Owner Trust, Ser. 2006-3, Cl. A4	5.11	4/15/12	4,670,000	4,659,784
Household Automotive Trust, Ser. 2007-1, Cl. A4	5.33	11/17/13	2,125,000	2,116,443
Hyundai Auto Receivables Trust, Ser. 2006-B, Cl. A4	5.15	5/15/13	2,680,000	2,677,488
Nissan Auto Lease Trust, Ser. 2006-A, Cl. A4	5.10	7/16/12	6,575,000	6,539,105
Onyx Acceptance Grantor Trust, Ser. 2005-A, Cl. A4	3.91	9/15/11	3,150,000	3,116,356
				30,421,848
Asset-Backed Ctfs./Other—1.0%
Caterpillar Financial Asset Trust, Ser. 2005-A, Cl. A4	4.10	6/25/10	2,700,000	2,679,555
CIT Equipment Collateral, Ser. 2006-VT2, Cl. A4	5.05	4/20/14	3,185,000	3,194,640
CNH Equipment Trust, Ser. 2005-A, Cl. A4B	4.29	6/15/12	1,660,000	1,644,558
				7,518,753
Automotive, Trucks & Parts—.8%
Johnson Controls, Sr. Notes	5.25	1/15/11	5,715,000	5,759,154
Bank & Finance—12.7%
Agua Caliente Band of Cahuilla Indians, Scd. Notes	6.08	10/1/16	1,965,000 a	1,943,346
Agua Caliente, Scd. Notes	6.44	10/1/16	2,185,000 a	2,182,269
AXA Financial, Sr. Notes	7.75	8/1/10	3,625,000	3,877,626
Bank of America, Sub. Notes	5.42	3/15/17	8,900,000	8,572,845
BankAmerica Capital II, Gtd. Cap. Secs., Ser. 2	8.00	12/15/26	4,975,000	5,180,219
Bear Stearns Cos., Notes	4.50	10/28/10	2,100,000	1,993,268
Caterpillar Financial Services, Unscd. Notes	5.05	12/1/10	4,975,000	4,979,040
CIT Group, Sr. Notes	5.40	3/7/13	3,475,000	3,112,519
Citigroup, Sub. Notes	5.00	9/15/14	4,400,000	4,219,054
Countrywide Home Loan, Notes, Ser. K	4.25	12/19/07	3,000,000 b	2,964,168
Countrywide Home Loan, Gtd. Notes	5.63	7/15/09	2,380,000	2,250,623
Countrywide Home Loan, Gtd. Notes, Ser. H	6.25	4/15/09	1,200,000	1,159,292
Equitable Cos., Sr. Notes	6.50	4/1/08	1,200,000	1,205,477
General Electric Capital, Notes	5.50	4/28/11	5,265,000	5,333,450
Goldman Sachs Group, Notes	4.75	7/15/13	5,400,000	5,114,129
Household Finance, Sr. Unscd. Notes	6.38	11/27/12	8,108,000	8,340,951

18

Mellon Intermediate Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Bank & Finance (continued)
International Lease Finance, Notes	5.75	6/15/11	7,205,000	7,232,609
John Deere Capital, Notes	7.00	3/15/12	5,805,000	6,236,538
KFW, Gov’t Gtd. Notes	4.88	1/17/17	6,185,000	6,137,413
Morgan Stanley, Unsub. Bonds	6.75	4/15/11	5,895,000	6,148,685
Wachovia, Sub. Notes	6.38	2/1/09	4,000,000	4,067,212
				92,250,733
Building & Construction—.7%
CRH America, Gtd. Notes	5.30	10/15/13	4,930,000	4,759,008
Commercial & Professional Services—.9%
Seminole Tribe of Florida, Notes	5.80	10/1/13	6,775,000 a	6,828,218
Commercial Mortgage Pass-Through Ctfs.—2.1%
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2007-CD4, Cl. A2B	5.21	12/11/49	5,325,000	5,258,160
Credit Suisse Mortgage Capital Certificates, Ser. 2007-C2, Cl. A2	5.45	1/15/49	3,470,000 c	3,456,882
CWCapital Cobalt, Ser. 2007-C2, Cl. A2	5.33	4/15/47	3,625,000	3,594,177
Merrill Lynch/Countrywide Commericial
Mortgage Trust, Ser. 2007-6, Cl. A2	5.33	3/12/51	2,930,000	2,902,937
				15,212,156
Food & Beverages—.4%
Diageo Finance, Gtd. Notes	5.50	4/1/13	2,830,000	2,848,953
Foreign/Governmental—.5%
Hydro-Quebec, Gov’t. Gtd. Bonds, Ser. IF	8.00	2/1/13	1,875,000	2,146,515
United Mexican States, Notes	6.63	3/3/15	1,064,000	1,133,160
				3,279,675
Health Care—.5%
Aetna, Sr. Unsub. Notes	5.75	6/15/11	3,850,000	3,935,701
Industrials—1.9%
Devon Financing, Gtd. Notes	6.88	9/30/11	4,000,000	4,234,308
Emerson Electric, Notes	4.63	10/15/12	3,000,000	2,937,954
Oracle, Unscd. Notes	5.00	1/15/11	7,000,000	6,970,712
				14,142,974
Media & Telecommunications—5.8%
British Sky Broadcasting, Gtd. Notes	6.88	2/23/09	3,965,000	4,067,686
Cisco Systems, Sr. Unscd. Notes	5.25	2/22/11	7,135,000 b	7,185,530
Comcast, Gtd. Notes	5.90	3/15/16	4,555,000	4,516,478
News America, Gtd. Notes	4.75	3/15/10	5,315,000	5,271,582

The Funds 19

STATEMENT OF INVESTMENTS (continued)

Mellon Intermediate Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Media & Telecommunications (continued)
Nextel Communications, Gtd. Notes, Ser. E	6.88	10/31/13	6,390,000	6,397,642
SBC Communications, Sr. Unscd. Notes	5.88	8/15/12	3,045,000	3,099,758
Time Warner, Gtd. Notes	5.50	11/15/11	6,625,000	6,616,089
Univision Communications, Gtd. Notes	3.50	10/15/07	2,595,000	2,588,513
Verizon Global Funding, Notes	7.25	12/1/10	2,400,000	2,534,820
				42,278,098
Real Estate Investment Trusts—1.9%
ERP Operating, Notes	6.95	3/2/11	3,280,000	3,426,426
Mack-Cali Realty, Sr. Unscd. Notes	7.75	2/15/11	5,280,000	5,677,700
Simon Property Group, Unscd. Notes	5.75	5/1/12	4,350,000	4,352,258
				13,456,384
Retailing—2.0%
Home Depot, Sr. Unscd. Notes	5.25	12/16/13	4,250,000	4,108,879
Wal-Mart Stores, Sr. Unscd. Notes	4.55	5/1/13	4,675,000	4,494,634
Xerox, Sr. Unscd. Notes	5.50	5/15/12	6,090,000	6,026,621
				14,630,134
U.S. Government Agencies—22.2%
Federal Farm Credit Banks, Bonds	4.75	5/7/10	10,375,000	10,386,205
Federal Farm Credit Banks, Bonds	5.00	10/23/09	11,780,000	11,846,793
Federal Farm Credit Banks, Bonds	5.25	8/3/09	10,150,000	10,243,106
Federal Farm Credit Banks, Bonds	5.25	9/13/10	6,770,000	6,878,496
Federal Home Loan Banks, Bonds	5.13	9/10/10	7,315,000	7,404,389
Federal Home Loan Banks, Bonds	5.25	11/3/09	7,500,000	7,535,085
Federal Home Loan Banks, Bonds	5.40	10/23/09	6,800,000	6,805,630
Federal Home Loan Banks, Bonds, Ser. 659	5.50	6/5/09	3,850,000	3,856,279
Federal Home Loan Banks, Bonds	5.55	3/4/10	6,570,000	6,581,931
Federal Home Loan Banks, Bonds	5.75	6/7/12	7,235,000	7,250,223
Federal Home Loan Mortgage Corp., Notes	5.38	1/9/14	7,655,000	7,670,540
Federal Home Loan Mortgage Corp., Notes	5.40	2/2/12	7,900,000	7,958,436
Federal Home Loan Mortgage Corp., Notes	5.40	3/2/12	6,635,000	6,669,648
Federal Home Loan Mortgage Corp., Notes	5.75	5/23/11	8,475,000	8,537,003
Federal National Mortgage Association, Notes	4.75	3/12/10	20,270,000	20,291,202
Federal National Mortgage Association, Notes	5.20	11/8/10	8,760,000	8,765,256
Federal National Mortgage Association, Notes	5.25	3/5/14	11,855,000	11,867,021

20

Mellon Intermediate Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Government Agencies (continued)
Federal National Mortgage Association, Notes, Ser. 1	5.30	10/10/08	4,750,000	4,752,138
Federal National Mortgage Association, Notes	5.75	6/9/11	6,175,000	6,199,490
				161,498,871
U.S. Government Agencies/Mortgage-Backed—1.4%
Federal Home Loan Mortgage Corp.:
3.50%, 5/1/08			725,852	708,301
4.50%, 11/1/07			577,658	574,868
4.91%, 11/1/32			562,666 c	571,048
REMIC, Ser. 2134, Cl. PM, 5.50%, 3/15/14			1,438,586	1,449,217
Government National Mortgage Association I
8.00%, 2/15/08			13,764	13,778
LB-UBS Commercial Mortgage Trust,
Ser. 2007-C2, Cl. A2, 5.30%, 5/15/47			7,200,000	7,138,121
				10,455,333
U.S. Government Securities—38.2%
U.S. Treasury Inflation Protected
Securities, Notes, 2.38%, 1/15/17			14,360,090 b,d	14,348,304
U.S. Treasury Notes:
4.00%, 11/15/12			36,165,000 b	35,732,720
4.13%, 8/15/10			18,680,000 b	18,661,040
4.25%, 1/15/11			31,590,000 b	31,659,119
4.25%, 11/15/13			21,795,000 b	21,728,612
4.50%, 5/15/10			4,000,000 b	4,035,628
4.50%, 11/15/15			20,505,000 b	20,532,251
4.50%, 5/15/17			3,580,000 b	3,566,017
4.63%, 8/31/11			16,360,000 b	16,601,572
4.63%, 11/15/16			2,805,000 b	2,823,847
4.75%, 2/15/10			12,870,000 b	13,040,939
4.75%, 8/15/17			11,800,000 b	11,997,284
4.88%, 8/15/16			20,870,000 b	21,396,654
5.13%, 5/15/16			12,330,000 b	12,861,744
6.00%, 8/15/09			46,950,000 b	48,541,934
				277,527,665
Utilities—.5%
Alabama Power, Sr. Unsub. Notes, Ser. CC	3.50	11/15/07	3,675,000	3,660,322
Total Bonds and Notes
(cost $712,406,668)				714,103,724

The Funds 21

STATEMENT OF INVESTMENTS (continued)

Mellon Intermediate Bond Fund (continued)

Other Investment—1.0%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $7,136,000)	7,136,000 e	7,136,000

Investment of Cash Collateral for Securities Loaned—33.5%

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $243,210,241)	243,210,241 e	243,210,241

Total Investments (cost $962,752,909)	132.7%	964,449,965
Liabilities, Less Cash and Receivables	(32.7%)	(237,455,016)
Net Assets	100.0%	726,994,949

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2007, these securities amounted to $10,953,833 or 1.5% of net assets.
b All or a portion of these securities are on loan. At August 31, 2007, the total market value of the fund’s securities on loan is $279,710,553 and the total market value of the collateral held by the fund is $286,582,685, consisting of cash collateral of $243,210,241 and U.S. Government and agency securities valued at $43,113,726 and Letters of
Credit valued at $258,718.
c Variable rate security—interest rate subject to periodic change.
d Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

U.S. Government & Agencies	61.8	Asset/Mortgage-Backed	7.3
Money Market Investments	34.5	Foreign/Governmental	.5
Corporate Bonds	28.6		132.7

† Based on net assets.
See notes to financial statements.

22

STATEMENT OF INVESTMENTS
August 31, 2007

Mellon Short-Term U.S. Government Securities Fund

	Coupon	Maturity	Principal
Bonds and Notes—97.1%	Rate (%)	Date	Amount ($)	Value ($)

U.S. Government Agencies—44.3%
Federal Farm Credit Banks, Bonds	4.25	10/10/08	2,422,000	2,405,453
Federal Farm Credit Banks, Bonds	4.75	5/7/10	1,440,000	1,441,555
Federal Farm Credit Banks, Bonds	5.25	8/3/09	1,995,000	2,013,300
Federal Farm Credit Banks, Bonds	5.25	9/13/10	1,490,000	1,513,879
Federal Home Loan Banks, Bonds	5.25	11/3/09	1,250,000	1,255,848
Federal Home Loan Banks, Bonds	5.30	1/22/10	2,195,000	2,198,872
Federal Home Loan Banks, Bonds	5.40	9/18/08	1,675,000	1,675,298
Federal Home Loan Banks, Bonds	5.40	10/23/09	1,195,000	1,195,989
Federal Home Loan Banks, Bonds	5.45	6/12/09	2,500,000	2,510,578
Federal Home Loan Banks, Bonds, Ser. 1	5.50	11/3/09	2,500,000	2,502,528
Federal Home Loan Banks, Bonds	5.50	11/9/09	3,670,000	3,674,140
Federal Home Loan Banks, Bonds, Ser. 2	5.50	3/19/10	4,275,000	4,276,218
Federal Home Loan Mortgage Corp., Notes	4.20	11/26/07	1,250,000	1,246,948
Federal Home Loan Mortgage Corp., Notes	5.30	2/27/09	1,555,000	1,557,569
Federal Home Loan Mortgage Corp., Notes	5.40	7/16/09	2,270,000	2,280,916
Federal Home Loan Mortgage Corp., Notes, Ser. 1	5.50	3/5/10	1,970,000	1,970,038
Federal Home Loan Mortgage Corp., Notes	5.55	6/25/10	2,010,000	2,021,509
Federal National Mortgage Association, Notes	5.20	11/20/09	4,500,000	4,512,524
Federal National Mortgage Association, Notes	5.20	3/26/10	3,255,000	3,264,156
Federal National Mortgage Association, Notes, Ser. 1	5.25	1/29/09	4,336,000	4,336,624
Federal National Mortgage Association, Notes	5.33	1/29/10	3,360,000	3,373,820
Federal National Mortgage Association, Notes	5.50	7/9/10	5,835,000	5,872,017
				57,099,779
U.S. Government Agencies/Mortgage-Backed—8.5%
Federal Home Loan Mortgage Corp.:
3.50%, 5/1/08—9/1/08			2,945,804	2,877,423
4.00%, 2/1/08—3/1/10			2,540,331	2,500,709
4.50%, 11/1/07—5/1/08			972,948	967,710
4.91%, 11/1/32			140,667 a	142,762
5.00%, 3/1/08—4/1/09			196,663	196,211
REMIC, Ser. 2638, Cl. NC, 3.00%, 5/15/22			800,000	791,441
REMIC, Ser. 2495, Cl. UC, 5.00%, 7/15/32			123,297	122,013
REMIC, Ser. 1961, Cl. H, 6.50%, 5/15/12			323,811	327,456
Federal National Mortgage Association:
4.50%, 1/1/10			225,600	221,363
5.50%, 6/1/09			52,780	53,044
6.91%, 5/1/32			35,519 a	36,232
6.97%, 3/1/32			31,371 a	31,846
7.09%, 3/1/32			16,631 a	16,787
7.13%, 6/1/32			237,616 a	240,548
7.28%, 6/1/32			236,896 a	239,513
7.31%, 4/1/32—6/1/32			55,964 a	56,302
REMIC, Ser. 2003-128, Cl. NB, 4.00%, 11/25/11			754,845	751,532
Whole Loan, Ser. 2003-W19, Cl. 1A4, 4.78%, 11/25/33			923,885	917,092

The Funds 23

STATEMENT OF INVESTMENTS (continued)

Mellon Short-Term U.S. Government Securities Fund (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/Mortgage-Backed (continued)
Government National Mortgage Association I
6.00%, 12/15/08—4/15/09	403,281	406,848
		10,896,832
U.S. Government Securities—44.3%
U.S. Treasury Notes:
3.50%, 12/15/09	8,500,000 b	8,373,835
4.13%, 8/15/10	1,850,000 b	1,848,122
4.50%, 5/15/10	3,160,000 b	3,188,146
4.63%, 7/31/09	4,750,000 b	4,790,451
4.63%, 8/31/11	5,775,000 b	5,860,274
5.75%, 8/15/10	5,120,000 b	5,342,403
6.00%, 8/15/09	13,000,000 b	13,440,791
6.50%, 2/15/10	13,500,000 b	14,216,135
		57,060,157
Total Bonds and Notes
(cost $124,695,705)		125,056,768

Other Investment—1.3%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $1,738,000)	1,738,000 c	1,738,000

Investment of Cash Collateral for Securities Loaned—37.0%

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $47,599,227)	47,599,227 c	47,599,227

Total Investments (cost $174,032,932)	135.4%	174,393,995
Liabilities, Less Cash and Receivables	(35.4%)	(45,626,417)
Net Assets	100.0%	128,767,578

a Variable rate security—interest rate subject to periodic change.
b All or a portion of these securities are on loan. At August 31, 2007, the total market value of the fund’s securities on loan is $52,057,613 and the total market value of the collateral held by the fund is $53,198,114, consisting of cash collateral of $47,599,227 and U.S. Government and agency securities valued at $5,598,887.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †
	Value (%)		Value (%)

U.S. Government & Agencies	97.1	Money Market Investments	38.3
			135.4

† Based on net assets.
See notes to financial statements.

24

STATEMENTS OF ASSETS AND LIABILITIES August 31, 2007
			Mellon
	Mellon	Mellon	Short-Term
	Bond	Intermediate	U.S. Government
	Fund	Bond Fund	Securities Fund

Assets ($):
Investments in securities—See Statement of Investments†—Note 2(c)
(including securities loaned)††—Note 2(b):
Unaffiliated issuers	932,427,774	714,103,724	125,056,768
Affiliated issuers	210,927,530	250,346,241	49,337,227
Receivable for investment securities sold	40,716,208	4,311,065	—
Receivable for shares of Beneficial Interest subscribed	972,957	256,012	1,468,925
Dividend and interest receivable	8,247,873	8,268,411	1,047,084
Prepaid expenses	13,881	28,295	17,362
	1,193,306,223	977,313,748	176,927,366

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(b)	348,611	261,119	43,715
Due to Administrator—Note 4(a)	102,870	78,727	13,687
Cash overdraft due to Custodian	1,169,825	5,731,146	321,555
Liability for securities loaned—Note 2(b)	200,002,530	243,210,241	47,599,227
Payable for investment securities purchased	41,191,414	—	—
Payable for shares of Beneficial Interest redeemed	1,407,070	982,590	152,026
Accrued expenses	46,070	54,976	29,578
	244,268,390	250,318,799	48,159,788

Net Assets ($)	949,037,833	726,994,949	128,767,578

Composition of Net Assets ($):
Paid-in capital	976,758,188	751,247,853	138,934,955
Accumulated undistributed investment income—net	443,713	56,696	35,188
Accumulated net realized gain (loss) on investments	(26,672,364)	(26,006,656)	(10,563,628)
Accumulated net unrealized appreciation
(depreciation) on investments	(1,491,704)	1,697,056	361,063

Net Assets ($)	949,037,833	726,994,949	128,767,578

Net Asset Value Per Share
Class M Shares
Net Assets ($)	944,416,412	725,064,039	128,627,894
Shares Outstanding	77,168,789	59,474,935	10,698,201
Net Asset Value Per Share ($)	12.24	12.19	12.02

Investor Shares
Net Assets ($)	4,621,421	1,930,910	139,684
Shares Outstanding	378,340	158,449	11,617
Net Asset Value Per Share ($)	12.21	12.19	12.02

† Investments at cost ($):
Unaffiliated issuers	933,919,478	712,406,668	124,695,705
Affiliated issuers	210,927,530	250,346,241	49,337,227

†† Value of securities loaned ($)	227,888,585	279,710,553	52,057,613

See notes to financial statements.

The Funds 25

STATEMENTS OF OPERATIONS
Year Ended August 31, 2007

			Mellon
	Mellon	Mellon	Short-Term
	Bond	Intermediate	U.S. Government
	Fund	Bond Fund	Securities Fund

Investment Income ($):
Income:
Dividends;
Affiliated Issuers	851,989	470,437	99,445
Interest	46,518,814	33,126,508	5,947,658
Income from securities lending	232,774	268,745	37,354
Total Income	47,603,577	33,865,690	6,084,457
Expenses:
Investment advisory fee—Note 4(a)	3,641,057	2,753,922	445,081
Administration fee—Note 4(a)	1,170,550	885,287	163,582
Custodian fees—Note 4(b)	77,884	49,066	13,965
Professional fees	36,169	39,552	19,633
Registration fees	27,300	29,727	29,500
Trustees’ fees and expenses—Note 4(c)	38,999	26,163	5,644
Prospectus and shareholders’ reports	7,140	16,379	5,465
Shareholder servicing costs—Note 4(b)	14,037	2,963	426
Miscellaneous	56,199	45,220	18,096
Total Expenses	5,069,335	3,848,279	701,392
Less—reduction in custody fee due to earnings credit—Note 2(b)	(5,210)	—	—
Net Expenses	5,064,125	3,848,279	701,392
Investment Income—Net	42,539,452	30,017,411	5,383,065

Realized and Unrealized Gain (Loss) on Investments—Note 5 ($):
Net realized gain (loss) on investments	(5,725,505)	(1,245,819)	(332,872)
Net unrealized appreciation (depreciation) on investments	8,185,985	6,587,764	1,219,315
Net Realized and Unrealized Gain (Loss) on Investments	2,460,480	5,341,945	886,443
Net Increase (Decrease) in Net Assets Resulting from Operations	44,999,932	35,359,356	6,269,508

See notes to financial statements.

26

STATEMENTS OF CHANGES IN NET ASSETS

	Mellon Bond Fund		Mellon Intermediate Bond Fund

	Year Ended August 31,		Year Ended August 31,

	2007	2006	2007	2006

Operations ($):
Investment income—net	42,539,452	36,276,724	30,017,411	22,689,681
Net realized gain (loss) on investments	(5,725,505)	(11,613,132)	(1,245,819)	(8,012,157)
Net unrealized appreciation (depreciation) on investments	8,185,985	(13,454,048)	6,587,764	(3,585,628)
Net Increase (Decrease) in Net Assets
Resulting from Operations	44,999,932	11,209,544	35,359,356	11,091,896

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(44,179,220)	(39,545,101)	(32,341,234)	(26,221,806)
Investor Shares	(167,461)	(123,625)	(47,297)	(24,753)
Total Dividends	(44,346,681)	(39,668,726)	(32,388,531)	(26,246,559)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	224,083,407	240,428,852	189,209,805	236,514,039
Investor Shares	2,299,966	1,431,673	1,671,176	259,594
Dividends reinvested:
Class M Shares	5,188,901	4,040,661	4,878,898	3,223,669
Investor Shares	122,579	67,704	38,542	21,290
Cost of shares redeemed:
Class M Shares	(171,502,626)	(169,904,457)	(128,112,462)	(137,710,274)
Investor Shares	(1,121,092)	(799,794)	(463,190)	(132,332)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	59,071,135	75,264,639	67,222,769	102,175,986
Total Increase (Decrease) in Net Assets	59,724,386	46,805,457	70,193,594	87,021,323

Net Assets ($):
Beginning of Period	889,313,447	842,507,990	656,801,355	569,780,032
End of Period	949,037,833	889,313,447	726,994,949	656,801,355
Undistributed investment income—net	443,713	409,554	56,696	41,547

Capital Share Transactions (Shares):
Class M Shares
Shares sold	18,282,293	19,602,576	15,561,595	19,436,432
Shares issued for dividends reinvested	423,129	329,679	401,273	265,729
Shares redeemed	(13,973,760)	(13,845,343)	(10,519,626)	(11,302,357)
Net Increase (Decrease) in Shares Outstanding	4,731,662	6,086,912	5,443,242	8,399,804

Investor Shares
Shares sold	188,124	117,170	137,241	21,330
Shares issued for dividends reinvested	10,011	5,557	3,173	1,757
Shares redeemed	(91,617)	(64,952)	(38,058)	(10,826)
Net Increase (Decrease) in Shares Outstanding	106,518	57,775	102,356	12,261

See notes to financial statements.

The Funds 27

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Mellon Short-Term U.S. Government Securities Fund

		Year Ended August 31,

	2007	2006

Operations ($):
Investment income—net	5,383,065	4,761,722
Net realized gain (loss) on investments	(332,872)	(1,733,150)
Net unrealized appreciation (depreciation) on investments	1,219,315	801,832
Net Increase (Decrease) in Net Assets
Resulting from Operations	6,269,508	3,830,404

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(5,930,702)	(5,791,722)
Investor Shares	(4,699)	(5,612)
Total Dividends	(5,935,401)	(5,797,334)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	49,065,963	60,091,529
Investor Shares	104,867	462,711
Dividends reinvested:
Class M Shares	868,612	795,437
Investor Shares	4,167	5,612
Cost of shares redeemed:
Class M Shares	(53,525,145)	(88,997,843)
Investor Shares	(250,641)	(207,365)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(3,732,177)	(27,849,919)
Total Increase (Decrease) in Net Assets	(3,398,070)	(29,816,849)

Net Assets ($):
Beginning of Period	132,165,648	161,982,497
End of Period	128,767,578	132,165,648
Undistributed investment income—net	35,188	13,029

Capital Share Transactions (Shares):
Class M Shares
Shares sold	4,089,237	4,995,237
Shares issued for dividends reinvested	72,506	66,332
Shares redeemed	(4,461,016)	(7,401,788)
Net Increase (Decrease) in Shares Outstanding	(299,273)	(2,340,219)

Investor Shares
Shares sold	8,753	38,573
Shares issued for dividends reinvested	348	469
Shares redeemed	(20,894)	(17,279)
Net Increase (Decrease) in Shares Outstanding	(11,793)	21,763

See notes to financial statements.

28

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from each fund’s financial statements.

			Class M Shares

			Year Ended August 31,

Mellon Bond Fund	2007	2006	2005	2004	2003 a

Per Share Data ($):
Net asset value, beginning of period	12.23	12.66	12.79	12.92	12.95
Investment Operations:
Investment income—net b	.57	.52	.48	.49	.56
Net realized and unrealized gain (loss) on investments	.04	(.38)	(.07)	.21	.06
Total from Investment Operations	.61	.14	.41	.70	.62
Distributions:
Dividends from investment income—net	(.60)	(.57)	(.54)	(.56)	(.62)
Dividends from net realized gain on investments	—	—	—	(.27)	(.03)
Total Distributions	(.60)	(.57)	(.54)	(.83)	(.65)
Net asset value, end of period	12.24	12.23	12.66	12.79	12.92

Total Return (%)	5.06	1.20	3.30	5.63	4.73

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.56	.56	.56	.57
Ratio of net expenses to average net assets	.56	.56	.56	.56	.55
Ratio of net investment income
to average net assets	4.67	4.27	3.81	3.79	4.30
Portfolio Turnover Rate	134.49	104.53c	151.34c	133.00c	134.12

Net Assets, end of period ($ x 1,000)	944,416	885,994	839,804	819,664	846,464

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
b Based on average shares outstanding at each month end.
c The portfolio turnover rate excluding mortgage dollar roll transactions for the periods ended August 31, 2006, 2005 and 2004, were 101.12%, 104.24% and 106.10%, respectively.
See notes to financial statements.

The Funds 29

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares

			Year Ended August 31,

Mellon Bond Fund	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	12.21	12.63	12.77	12.90	12.94
Investment Operations:
Investment income—net a	.53	.49	.45	.50	.54
Net realized and unrealized gain (loss) on investments	.04	(.37)	(.08)	.17	.04
Total from Investment Operations	.57	.12	.37	.67	.58
Distributions:
Dividends from investment income—net	(.57)	(.54)	(.51)	(.53)	(.59)
Dividends from net realized gain on investments	—	—	—	(.27)	(.03)
Total Distributions	(.57)	(.54)	(.51)	(.80)	(.62)
Net asset value, end of period	12.21	12.21	12.63	12.77	12.90

Total Return (%)	4.82	1.01	2.98	5.29	4.48

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.80	.81	.81	.82
Ratio of net expenses to average net assets	.81	.80	.81	.81	.80
Ratio of net investment income
to average net assets	4.42	4.02	3.56	3.52	4.11
Portfolio Turnover Rate	134.49	104.53b	151.34b	133.00b	134.12

Net Assets, end of period ($ x 1,000)	4,621	3,319	2,704	3,068	3,861

a Based on average shares outstanding at each month end.
b The portfolio turnover rate excluding mortgage dollar roll transactions for the periods ended August 31, 2006, 2005 and 2004, were 101.12%, 104.24% and 106.10%, respectively.
See notes to financial statements.

30

			Class M Shares

			Year Ended August 31,

Mellon Intermediate Bond Fund	2007	2006	2005	2004	2003 a

Per Share Data ($):
Net asset value, beginning of period	12.14	12.47	12.77	12.97	13.04
Investment Operations:
Investment income—net b	.53	.46	.41	.42	.51
Net realized and unrealized gain (loss) on investments	.09	(.26)	(.22)	.14	.11
Total from Investment Operations	.62	.20	.19	.56	.62
Distributions:
Dividends from investment income—net	(.57)	(.53)	(.49)	(.52)	(.59)
Dividends from net realized gain on investments	—	—	—	(.24)	(.10)
Total Distributions	(.57)	(.53)	(.49)	(.76)	(.69)
Net asset value, end of period	12.19	12.14	12.47	12.77	12.97

Total Return (%)	5.22	1.69	1.53	4.45	4.77

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.56	.57	.57	.57
Ratio of net expenses to average net assets	.56	.56	.57	.57	.56
Ratio of net investment income
to average net assets	4.36	3.79	3.23	3.26	3.88
Portfolio Turnover Rate	84.24	86.50	112.51c	109.19	104.98

Net Assets, end of period ($ x 1,000)	725,064	656,120	569,233	524,590	467,627

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
b Based on average shares outstanding at each month end.
c The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2005, was 111.52%.
See notes to financial statements.

The Funds 31

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares

			Year Ended August 31,

Mellon Intermediate Bond Fund	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	12.14	12.47	12.77	13.02	13.08
Investment Operations:
Investment income—net a	.48	.43	.37	.55	.48
Net realized and unrealized gain (loss) on investments	.11	(.26)	(.21)	(.07)b	.12
Total from Investment Operations	.59	.17	.16	.48	.60
Distributions:
Dividends from investment income—net	(.54)	(.50)	(.46)	(.49)	(.56)
Dividends from net realized gain on investments	—	—	—	(.24)	(.10)
Total Distributions	(.54)	(.50)	(.46)	(.73)	(.66)
Net asset value, end of period	12.19	12.14	12.47	12.77	13.02

Total Return (%)	4.96	1.43	1.30	3.88	4.51

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.81	.81	.82	.81
Ratio of net expenses to average net assets	.81	.81	.81	.82	.81
Ratio of net investment income
to average net assets	4.10	3.55	3.00	3.01	3.57
Portfolio Turnover Rate	84.24	86.50	112.51c	109.19	104.98

Net Assets, end of period ($ x 1,000)	1,931	681	547	455	305

a Based on average shares outstanding at each month end.
b In addition to the net realized and unrealized gain on investments as shown in the Statement of Operations, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.
c The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2005, was 111.52%.
See notes to financial statements.

32

			Class M Shares

			Year Ended August 31,

Mellon Short-Term U.S. Government Securities Fund	2007	2006	2005	2004	2003 a

Per Share Data ($):
Net asset value, beginning of period	11.99	12.14	12.47	12.70	12.94
Investment Operations:
Investment income—net b	.56	.39	.28	.25	.34
Net realized and unrealized gain (loss) on investments	.03	(.06)	(.16)	(.01)	(.11)
Total from Investment Operations	.59	.33	.12	.24	.23
Distributions:
Dividends from investment income—net	(.56)	(.48)	(.45)	(.45)	(.44)
Dividends from net realized gain on investments	—	—	—	(.02)	(.03)
Total Distributions	(.56)	(.48)	(.45)	(.47)	(.47)
Net asset value, end of period	12.02	11.99	12.14	12.47	12.70

Total Return (%)	5.05	2.78	1.00	1.97	1.68

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.54	.55	.55	.56
Ratio of net expenses to average net assets	.55	.54	.55	.55	.55
Ratio of net investment income
to average net assets	4.65	3.24	2.25	1.97	2.68
Portfolio Turnover Rate	127.30	85.97	69.11	44.76	88.05

Net Assets, end of period ($ x 1,000)	128,628	131,885	161,963	176,301	139,971

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
b Based on average shares outstanding at each month end.
See notes to financial statements.

The Funds 33

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares

			Year Ended August 31,

Mellon Short-Term U.S. Government Securities Fund	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	12.00	12.14	12.47	12.73	12.93
Investment Operations:
Investment income—net a	.49	.41	.23	.37	.30
Net realized and unrealized gain (loss) on investments	.06	(.10)	(.14)	(.19)	(.06)
Total from Investment Operations	.55	.31	.09	.18	.24
Distributions:
Dividends from investment income—net	(.53)	(.45)	(.42)	(.42)	(.41)
Dividends from net realized gain on investments	—	—	—	(.02)	(.03)
Total Distributions	(.53)	(.45)	(.42)	(.44)	(.44)
Net asset value, end of period	12.02	12.00	12.14	12.47	12.73

Total Return (%)	4.67	2.62	.78	1.46	1.78

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.77	.81	.78	.83
Ratio of net expenses to average net assets	.80	.77	.81	.78	.80
Ratio of net investment income
to average net assets	4.51	3.25	1.99	1.74	2.38
Portfolio Turnover Rate	127.30	85.97	69.11	44.76	88.05

Net Assets, end of period ($ x 1,000)	140	281	20	11	1

a Based on average shares outstanding at each month end.
See notes to financial statements.

34

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of seventeen series including the following diversified fixed income funds: Mellon Bond Fund, Mellon Intermediate Bond Fund and Mellon Short-Term U.S. Government Securities Fund (each, a “fund” and collectively, the “funds”). Mellon Bond Fund’s and Mellon Intermediate Bond Fund’s investment objective is to seek total return (consisting of capital appreciation and current income). Mellon Short-Term U.S. Government Securities Fund’s investment objective is to seek to provide as high a level of current income as is consistent with the preservation of capital.

Mellon Fund Advisers, a division of the Dreyfus Corporation (the “Manager” or “Dreyfus) serves as each fund’s investment adviser (“Investment Adviser”). Mellon Bank, N.A. (“Mellon Bank”), an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services. Dreyfus was a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). On July 1, 2007, Mellon Financial and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon. MBSC Securities Corporation (the Distributor”), a wholly-owned subsidiary of Dreyfus, is the Distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class and the shareholder services plan applicable to the Investor shares and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated daily for each class of shares based upon relative proportion of net assets of each class.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assump-tions.Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the fund’s Board of Trustees. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the fund’s Board of Trustees, or are determined by the

The Funds 35

NOTES TO FINANCIAL STATEMENTS (continued)

fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the funds.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The funds have an arrangement with the custodian bank whereby the funds receive earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, the fund may lend securities to certain qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The funds are entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Concentration of Risk: The funds invest primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of the debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(e) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date.The funds declare and pay dividends from investment income-net monthly. With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, it is the policy of the fund not to distribute

36

such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(f) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the funds.

Table 1 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2007.

Table 2 summarizes each relevant fund’s accumulated capital loss carryover available to be applied against future net securities profits, if any, realized subsequent to August 31, 2007.

Table 1.

	Undistributed	Accumulated	Unrealized
	Ordinary	Capital Gains/	Appreciation/	Post 10/31
	Income ($)	Losses ($)†	(Depreciation) ($)	Losses ††

Mellon Bond Fund	865,950	(18,175,006)	(3,189,416)	(7,221,883)
Mellon Intermediate Bond Fund	390,296	(21,058,259)	(1,080,454)	(2,504,487)
Mellon Short-Term U.S. Government Securities Fund	35,188	(9,706,230)	(72,118)	(424,217)

† The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2007.
†† In addition, the funds had capital losses realized after October 31, 2006, which were deferred for tax purposes to the first day of the following year.

Table 2.

Expiring in fiscal	2012 ($)†	2013 ($)†	2014 ($)†	2015 ($)†	Total ($)

Mellon Bond Fund	1,596,239	136,060	1,275,059	15,167,648	18,175,006
Mellon Intermediate Bond Fund	1,813,775	892,928	4,073,519	14,278,037	21,058,259
Mellon Short-Term U.S. Government Securities Fund	182,342	1,852,740	2,969,151	4,701,997	9,706,230
† If not applied, the carryover expire in the above years.

The Funds 37

NOTES TO FINANCIAL STATEMENTS (continued)

Table 3 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2007 and August 31, 2006, respectively.

During the period ended August 31, 2007, as a result of permanent book to tax differences, primarily due to amortization of premiums, paydown gains and losses on mortgage backed securities, consent fees and sales treatment for treasury inflation protected securities, the fund increased accumulated undistributed investment income-net and (decreased) accumulated net realized gain (loss) on investments by the same amount as summarized in Table 4. Net assets and net asset value per share were not affected by this reclassification.

NOTE 3—Bank Line of Credit:

The funds participate with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the funds based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2007, the funds did not borrow under the line of credit.

NOTE 4—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .40% of the Mellon Bond Fund, .40% of the Mellon Intermediate Bond Fund and .35% of the Mellon Short-Term U.S. Government Securities Fund.

Pursuant to the Administration Agreement with Mellon, Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services.

Table 3.

	Ordinary Income ($)

	2007	2006

Mellon Bond Fund	44,346,681	39,668,726
Mellon Intermediate Bond Fund	32,388,531	26,246,559
Mellon Short-Term U.S. Government Securities Fund	5,935,401	5,797,334

Table 4.

	Accumulated	Accumulated
	Undistributed	Net Realized
	Investment Income—Net ($)	Gain (Loss) ($)

Mellon Bond Fund	1,841,388	(1,841,388)
Mellon Intermediate Bond Fund	2,386,269	(2,386,269)
Mellon Short-Term U.S. Government Securities Fund	574,495	(574,495)

38

(b) The funds have adopted a Shareholder Services Plan with respect to its Investor shares pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services.

Table 5 summarizes the amounts Investor shares were charged during the period ended August 31, 2007, pursuant to the Shareholder Services Plan.Additional fees included in shareholder servicing costs in the Statement of Operations includes fees paid to the transfer agent.

Table 5.

Mellon Bond Fund	$8,831
Mellon Intermediate Bond Fund	2,474
Mellon Short-Term
U.S. Government Securities Fund	274

The funds compensate Mellon Bank under a Custody Agreement for providing custodial services for the funds.

Table 6 summarizes the amounts the funds were charged during the period ended August 31, 2007, pursuant to the custody agreements.

Table 6.

Mellon Bond Fund	$77,884
Mellon Intermediate Bond Fund	49,066
Mellon Short-Term
U.S. Government Securities Fund	13,965

During the period ended August 31, 2007, each fund was charged $4,539 for services performed by the Chief Compliance Officer.

Table 7 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities for each fund.

(c) Each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $48,000 and an attendance fee of $5,000 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Trust’s Board receives an additional annual fee of $10,000 and the Chairman of the Trust’s Audit Committee receives an additional annual fee of $8,000.

(d) The Trust and Dreyfus have received an exemptive order from the SEC which, among other things, permits each fund to use cash collateral received in connection with lending the fund’s securities and other uninvested cash to purchase shares of one or more registered money market funds advised by Dreyfus in excess of the limitations imposed by the Act.

Table 7.

	Investment	Chief	Shareholder
	Advisory	Compliance	Services	Custodian
	Fees ($)	Officer Fees ($)	Plan Fees ($)	Fees ($)

Mellon Bond Fund	321,529	2,009	848	24,225
Mellon Intermediate Bond Fund	245,326	2,009	297	13,487
Mellon Short-Term U.S. Government Securities Fund	37,458	2,009	26	4,222

The Funds 39

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 5—Securities Transactions:

Table 8 summarizes each fund’s aggregate amount of purchases and sales of investment securities (including paydowns) excluding short-term securities, during the period ended August 31, 2007.

Table 9 summarizes the cost of investments for federal income tax purposes and accumulated net unrealized appreciation (depreciation) on investments for each fund at August 31, 2007.

Table 8.

		Purchases ($)		Sales ($)

Mellon Bond Fund		1,255,554,945	1,205,645,390
Mellon Intermediate Bond Fund		634,104,339	567,947,403
Mellon Short-Term U.S. Government Securities Fund		158,418,684	164,494,382

Table 9.

	Cost of	Gross	Gross
	Investments ($)	Appreciation ($)	(Depreciation) ($)	Net ($)

Mellon Bond Fund	1,146,544,720	5,173,024	8,362,440	(3,189,416)
Mellon Intermediate Bond Fund	965,530,419	3,691,294	4,771,748	(1,080,454)
Mellon Short-Term U.S. Government Securities Fund	174,466,113	704,204	776,322	(72,118)

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Mellon Funds Trust:

We have audited the accompanying statements of assets and liabilities of Mellon Bond Fund, Mellon Intermediate Bond Fund and Mellon Short-Term U.S. Government Securities Fund of Mellon Funds Trust (collectively “the Funds”), including the statements of investments, as of August 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers or by appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2007, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York October 22, 2007

The Funds 41

IMPORTANT TAX INFORMATION (Unaudited)

Mellon Bond Fund

For federal tax purposes the fund hereby designates 99.85% of the ordinary dividends paid during the fiscal year ended August 31, 2007 as qualifying “interest related dividends.”

Mellon Intermediate Bond Fund

For federal tax purposes the fund hereby designates 99.81% of the ordinary dividends paid during the fiscal year ended August 31, 2007 as qualifying “interest related dividends.”

Mellon Short-Term U.S. Government Securities Fund

For federal tax purposes the fund hereby designates 100% of the ordinary income dividends paid during its fiscal year ended August 31, 2007 as qualifying “interest related dividends”. Also for state individual income tax purposes, the fund hereby designates 68.89% of the ordinary income dividends paid during its fiscal year ended August 31, 2007 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

42

INFORMATION ABOUT THE REVIEW AND APPROVAL

OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees held on March 12-13, 2007, the Board considered the re-approval of the Trust’s Investment Advisory Agreement for another one year term, pursuant to which Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services. The Board members also considered the re-approval of the Trust’s Administration Agreement with Mellon Bank for another one year term, pursuant to which Mellon Bank provides the funds with administrative services. Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain of these administrative services. The Board members who are not “interested persons” (as defined in the Act) of the Trust were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Funds. The Board members received a presentation from representatives of Dreyfus regarding services provided to the funds, and discussed the nature, extent and quality of the services provided to the funds pursuant to the Investment Advisory Agreement. Dreyfus’ representatives reviewed the funds’ distribution of accounts, and noted the diversity of distribution of the funds and Dreyfus’ corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each of the funds’ distribution channels. The Board also reviewed the number of shareholder accounts in each fund, as well as each fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Funds’ Advisory Fees, Expense Ratios and Performance

The Board members reviewed reports prepared by Lipper, Inc.,an independent provider of investment company data, which included information comparing each fund’s advisory fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), in each case in the same category applicable to the fund, that were selected by Lipper. Included in these reports were comparisons of contractual and actual advisory fee rates, total operating expenses, total return performance and yield. Representatives of Dreyfus furnished these reports to the Board along with a description of the methodology Lipper used to select each Expense Group and Expense Universe.

Mellon Bond Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons. The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the second quintile of the Expense Group and Expense Universe (below the respective Expense Group and Expense Universe medians).

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance and placed significant emphasis on comparisons of performance to a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and to a broader group of funds (the “Performance Universe”). The Board noted that the fund’s total return performance was below the medians of the Performance Group for the reported periods ended January 31, 2007, and was above the median of the Performance Universe for the 1-year period, and was below the medians for the 2-, 3-, 4- and 5-year periods. The Board also noted that the fund’s yield was equal to

The Funds 43

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

the medians of the Performance Group for each of the 1-year periods ended January 31st for 2003 and 2007, was above the medians for each of the 1-year periods ended January 31st for 2004 and 2005, and was below the medians for each of the 1-year periods ended January 31st for 2002 and 2006, and was above the medians of the Performance Universe for the each of the 1-year periods ended January 31st from 2002 through 2007.The Board considered that the current portfolio manager began managing the fund on August 1, 2005, and statements of Dreyfus’ representatives that the underperformance of the fund’s total return versus the Performance Group may be attributable, in part, to the high yield, emerging markets and/or sovereign bond holdings of some funds in the Performance Group.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the same Lipper category, as the fund (the “Similar Funds”). Representatives of Dreyfus also noted that there were no other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund. The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

Mellon Intermediate Bond Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the second quintile of the Expense Group and Expense Universe (below the respective Expense Group and Expense Universe medians).

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance and placed significant emphasis on comparisons of performance to a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and to a broader group of funds (the “Performance Universe”). The Board noted that the fund’s total return performance was below the medians of the Performance Group for the reported periods ended January 31, 2007, and was above the median of the Performance Universe for the 1-year period, and was below the medians for the 2-, 3-, 4- and 5-year periods. The Board also noted that the fund’s yield was equal to the median of the Performance Group for the 1-year period ended January 31, 2007, was above the medians for each of the 1-year periods ended January 31st for 2004, 2005 and 2006, and was below the medians for each of the 1-year periods ended January 31st for 2002 and 2003, and was above the medians of the Performance Universe for the each of the 1-year periods ended January 31st from 2002 through 2007. The Board considered that the current portfolio manager began managing the fund on March 15, 2006, and statements of Dreyfus’ representatives that the underperformance of the fund’s total return versus the Performance Group may be attributable, in part, to the high yield, emerging markets and/or sovereign bond holdings of some funds in the Performance Group.

Representatives of Dreyfus noted that Dreyfus or its affiliates do not manage other mutual funds or accounts with similar investment objectives, policies and strategies as the fund.

Mellon Short-Term U.S. Government Securities Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the third quintile of

44

the Expense Group and Expense Universe (equal to the respective Expense Group and Expense Universe medians).

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance and placed significant emphasis on comparisons of performance to a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and to a broader group of funds (the “Performance Universe”). The Board noted that the fund’s total return performance was below the medians of the Performance Group and the Performance Universe for the reported periods ended January 31, 2007. The Board also noted that the fund’s yield was equal to the medians of the Performance Group for each of the 1-year periods ended January 31st for 2002 and 2003 and was above the medians for each of the 1-year periods ended January 31st from 2004 through 2007, and was above the medians of the Performance Universe for the each of the 1-year periods ended January 31st from 2002 through 2007.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by a mutual fund managed by Dreyfus or its affiliates with a similar investment objective and similar policies and strategies, and included within the same Lipper category, as the fund (the “Similar Fund”). Representatives of Dreyfus also noted that there were no other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and its affiliates with respect to each fund and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund com-plex.The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the funds. The Board members evaluated the analysis in light of the relevant circumstances for each fund, noting that economies of scale may be realized as a fund’s assets increase and considering whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members evaluated the profitability analysis in light of the relevant circumstances for each fund, including any decline in assets, and the extent to which economies of scale would be realized if a fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to Dreyfus and its affiliates, including Mellon Fund Advisers,from acting as investment adviser to the funds and noted that there were no soft dollar arrangements with respect to trading each fund’s portfolio.

It was noted that the Board members should consider Dreyfus’ profitability with respect to each fund as part of their evaluation of whether the fees under the Investment Advisory Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services. It was noted that the profitability percentage for managing each fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing each fund was not unreasonable given the services provided.

The Funds 45

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the continuation of the Trust’s Investment Advisory Agreement with respect to the funds. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations with respect to the funds:

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus to each fund are adequate and appropriate.
  With respect to Mellon Bond Fund and Mellon Intermediate Bond Fund, while the Board was con- cerned with each fund’s total return performance, the Board noted that income performance was more favorable. The Board also noted the relatively short tenure of the fund’s portfolio manager and that the underperformance of each fund’s total return versus its respective Performance Group may be attributable, in part, to the high yield, emerging markets and/or sovereign bond holdings of some funds in the Performance Group.
  With respect to Mellon Short-Term U.S. Government Securities Fund, while the Board was concerned with the fund’s total return performance, the Board was sat- isfied with the fund’s income performance.
  The Board concluded that the fee paid to Dreyfus by each fund was reasonable in light of the considerations described above.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in con- nection with the management of the funds had been adequately considered by Dreyfus in connection with the advisory fee rate charged to each fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Trust’s Investment Advisory Agreement and Administration Agreement with respect to the funds was in the best interests of each fund and its respective shareholders.

46

BOARD MEMBERS INFORMATION (Unaudited)

Patrick J. O’Connor (64)	Maureen M.Young (62)
Chairman of the Board (2000)	Board Member (2000)
Principal Occupation During Past 5 Years:	Principal Occupation During Past 5 Years:
• Attorney, Cozen and O’Connor, P.C. since 1973, including	• Director of the Office of Government Relations at Carnegie
Vice Chairman since 1980 and Chief Executive Officer and	Mellon University since January 2000
President since 2002
Other Board Memberships and Affiliations:
• Board of Consultors of Villanova University School of Law,
Board Member	Other Board Memberships and Affiliations:
• Temple University,Trustee	• Maglev, Inc., a company seeking a partnership between
• Philadelphia Police Foundation, Board Member	industry and government in Pennsylvania to create a
• Philadelphia Children’s First Fund, Board Member	magnetically levitated high-speed transportation system, Board
• American College of Trial Lawyers, Fellow	Member representing Carnegie Mellon University
• Historical Society of the United States District Court for the	• Pennsylvania Association for Individuals with Disabilities,
Eastern District of Pennsylvania, Director	Board Member
No. of Portfolios for which Board Member Serves: 17	• Oakland Planning and Development Corp., Board Member
———————	No. of Portfolios for which Board Member Serves: 17
Ronald R. Davenport (71)	———————
Board Member (2000)	Kevin C. Phelan (63)
Board Member (2000)
Principal Occupation During Past 5 Years:
• Chairman of Sheridan Broadcasting Corporation since July 1972	Principal Occupation During Past	5 Years:
• Mortgage Banker, Meredith & Grew, Inc. since March 1978,
Other Board Memberships and Affiliations:	including Executive Vice President and Director since March 1998
• American Urban Radio Networks, Co-Chairman
Other Board Memberships and Affiliations:
No. of Portfolios for which Board Member Serves: 17	• Greater Boston Chamber of Commerce, Director
———————	• Fiduciary Trust of Boston, Director
• St. Elizabeth’s Medical Center of Boston, Board Member and
John L. Diederich (70)	Chairman of the Board
Board Member (2000)	• Providence College,Trustee
Principal Occupation During Past 5 Years:	• Simmons College,Trustee
• Chairman of Digital Site Systems, Inc., a privately held	• Newton Country Day School, Chairman of the Board
software company providing internet service to the	• Babson College, Board of Visitors
construction materials industry, since July 1998	• Boston University School of Public Health, Board of Visitors
• Boston Public Library Foundation, Director
Other Board Memberships and Affiliations:
• Boston Foundation, Director
• Continental Mills, a dry baking products company, Board Member
• Boston Municipal Research Bureau, Board Member
• Pittsburgh Parks Conservancy, Board Member
• Boys and Girls Club of Boston, Board Member
No. of Portfolios for which Board Member Serves: 17	• Boston Capital Real Estate Investment Trust, Director
No. of Portfolios for which Board Member Serves: 17

The Funds 47

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Patrick J. Purcell (59)	Thomas F. Ryan, Jr. (66)
Board Member (2000)	Board Member (2000)
Principal Occupation During Past 5 Years:	Principal Occupation During Past 5 Years:
• Owner, President and Publisher of The Boston Herald since	• Retired since April 1999
February 1994	• President and Chief Operating Officer of the American Stock
• President and Founder, jobfind.com, an employment search	Exchange from October 1995 to April 1999
site on the world wide web, since July 1996	Other Board Memberships and Affiliations:
• President and CEO, Herald Media since 2001	• Boston College,Trustee
Other Board Memberships and Affiliations:	• Brigham & Women’s Hospital,Trustee
• The American Ireland Fund, an organization that raises funds	• New York State Independent System Operator, a non-profit
for philanthropic projects in Ireland, Board Member	organization which administers a competitive wholesale
• The Genesis Fund, an organization that raises funds for the	market for electricity in New York State, Director
specialized care and treatment of New England area children	• RepliGen Corporation, a biopharmaceutical company, Director
born with birth defects, mental retardation and genetic	No. of Portfolios for which Board Member Serves: 17
diseases, Board Member
• United Way of Massachusetts Bay, Board Member
• Greater Boston Chamber of Commerce, Board Member
No. of Portfolios for which Board Member Serves: 17

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-645-6561. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

48

OFFICERS OF THE TRUST (Unaudited)

CHRISTOPHER SHELDON, President since September 2006.

As director of Investment Strategy for Mellon’s Private Wealth Management group since April 2003, Mr. Sheldon manages the analysis and development of investment and asset allocation strategies and oversees investment product research and, since June 2006, also oversees the alternative investment groups. Prior to assuming his current position, Mr. Sheldon was West Coast managing director of Mellon’s Private Wealth Management group from 2001-2003 and its regional manager from 1998-2001. He was previously a Vice President of the Trust. He is 42 years old has been employed by Mellon Bank since January 1995.

MICHAEL A. ROSENBERG, Vice President and Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary
since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant
Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary
since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant
Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant
Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary
since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary
since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director-Mutual Fund Accounting of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager — Money Market and Municipal Bond Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

The Funds 49

OFFICERS OF THE TRUST (Unaudited) (continued)

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since
October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (83 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance
Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 79 investment companies (comprised of 176 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

50

For More Information

Ticker Symbols:
Mellon Bond Fund	Class M: MPBFX	Investor: MIBDX
Mellon Intermediate Bond Fund	Class M: MPIBX	Investor: MIIDX
Mellon Short-Term U.S. Government Securities Bond Fund	Class M: MPSUX	Investor: MISTX

Telephone Private Wealth Management (PWM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of
Mellon Private Wealth Advisors (MPWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-896-8167.

Mail PWM Clients, write to your Account Officer, c/o Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, PA 15258

MPWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012

Individual Account Holders, write to: Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2007, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

©2007 MBSC Securities Corporation

MFTAR0807-TB

The Mellon Funds

Mellon Large Cap Stock Fund
Mellon Income Stock Fund
Mellon Mid Cap Stock Fund
Mellon Small Cap Stock Fund
Mellon U.S. Core Equity 130/30 Fund
Mellon International Fund
Mellon Emerging Markets Fund
Mellon Balanced Fund

ANNUAL REPORT	August 31, 2007

Contents

The Funds

Letter from the President	2
Discussion of Funds' Performance	
Mellon Large Cap Stock Fund	3
Mellon Income Stock Fund	6
Mellon Mid Cap Stock Fund	9
Mellon Small Cap Stock Fund	12
Mellon U.S. Core Equity 130/30 Fund	15
Mellon International Fund	17
Mellon Emerging Markets Fund	20
Mellon Balanced Fund	23
Understanding Your Fund's Expenses	26
Comparing Your Fund's Expenses With Those of Other Funds	27
Statements of Investments	28
Statement of Securities Sold Short	40
Statements of Assets and Liabilities	57
Statements of Operations	60
Statement of Cash Flows	62
Statements of Changes in Net Assets	63
Financial Highlights	68
Notes to Financial Statements	84
Report of Independent Registered Public Accounting Firm	94
Important Tax Information	95
Information About the Review and Approval of Each Fund's Investment Advisory Agreement	97
Board Members Information	105
Officers of the Trust	107

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for the Mellon Funds Trust, covering the 12-month period from September 1, 2006, through August 31, 2007.

An intensifying credit crisis within the sub-prime mortgage sector produced heightened volatility in most financial markets so far in the summer of 2007. As a result, since the beginning of the reporting period investors' appetite for risk has shifted from ample to cautious. This change led to declines across most capitalization ranges of the U.S. stock market. Still, gains achieved earlier in the reporting period enabled many equity indices to post relatively attractive results for the reporting period overall.

In our analysis, the downside risks to the U.S. economy have increased, with the housing recession and consumer slowdown likely to be more intense than previously expected. However, a more severe midcycle slowdown may alleviate certain economic and inflationary pressures, thereby extending the duration of the current economic expansion. In addition, we were encouraged by the Federal Reserve Board's decision in August to lower the discount rate, and we believe that the Fed will do what is necessary to continue to promote economic growth while attempting to maintain market stability. With that said, we believe that these factors are likely to continue to produce opportunities for some market sectors and challenges for others, which is why we encourage you to talk with your portfolio manager to help ensure that your portfolio remains aligned with your current financial needs and future investment goals.

For information about how each fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Sincerely,

Christopher E. Sheldon
President
Mellon Funds Trust
September 17, 2007

DISCUSSION OF
FUND PERFORMANCE

For the reporting period of September 1, 2006, through August 31, 2007, as provided by Sean P. Fitzgibbon, Portfolio Manager

Fund and Market Performance Overview

Stock prices were buoyed throughout the reporting period by positive U.S. and global economic growth and strong corporate earnings. However, the market’s advance slowed during the second half of the reporting period as turmoil in the sub-prime mortgage market spread to other areas of the financial markets, derailing investor confidence.The fund participated fully in the market’s rise, producing higher returns than the benchmark due to the success of our security selection process in a variety of market sectors.

For the 12-month period ended August 31, 2007, Mellon Large Cap Stock Fund’s Class M shares produced a total return of 15.60% while its Investor shares produced a total return of 15.29% .1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 15.13% for the same period.2

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in stocks of large-cap companies. We choose stocks through a disciplined investment process that uses computer modeling techniques to identify and rank companies based on value, growth and other financial characteristics. Next, we use fundamental analysis to select the most attractive of the higher ranked securities, drawing on a variety of internal and Wall Street research sources.We also attempt to manage risks by diversifying the fund’s investments across companies and industries, maintaining weightings and risk characteristics that generally are similar to those of the S&P 500 Index.

A Broadly Based First-Half Advance

Every stock market sector produced gains during the first half of the reporting period, with the market’s advance led by basic materials stocks, which rose on the strength of robust global industrial demand. The fund outperformed its benchmark in the basic materials sector, where top performers included several raw materials producers, such as Freeport-McMoRan Copper & Gold; industrial gas producer Air Products and Chemicals Inc.; and nickel mining company Inco, which merged with iron producer Cia Vale do Rio Doce, another of the fund’s holdings. In the telecommunications services sector, another market leader over the first six months of the reporting period, gains in holdings such as Sprint Nextel enabled the fund to roughly match the benchmark’s strong returns.

The fund also derived good first-half returns from a variety of consumer discretionary, utility and financial services holdings. By contrast, the health care and technology sectors, which were among the market’s weakest sectors from September 2006 through February 2007, provided the fund’s most lackluster performance. Notable disappointments included biotechnology giant Amgen, which was undermined by concerns regarding competitive issues and government reimbursement rates; and cellular product maker Motorola, which dropped sharply when the company lost ground in the handset market.

Mixed Second-Half Performance

Sector performance proved more disparate during the second half of the reporting period.Stocks of most financial companies with direct or indirect exposure to sub-prime lending took a hit. Consumer discretionary stocks came under pressure as well due to concerns that declining home values could inhibit consumer spending.

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

The fund held underweighted exposure to both the financials and consumer discretionary sectors, thereby limiting the impact of the sub-prime credit crisis on returns. In addition, good individual consumer discretionary stock selections—such as automotive and building supplies maker Johnson Controls and discount clothing retailer TJX Cos—further bolstered gains. However, a few financial sector holdings were negatively affected by sub-prime loan exposure, detracting from performance. The fund sold several such holdings, including E*TRADE Financial and Ambac Financial Group.

Other market sectors generally supported the fund’s relatively good second-half performance.The fund benefited from overweighted exposure to the technology sector, which rebounded from earlier weakness. Individual technology holdings, such as BlackBerry wireless device maker Research In Motion Limited and consumer electronics innovator Apple, further enhanced returns. The fund’s relatively heavy exposure to energy stocks during a time of high energy prices further boosted gains, as did good individual energy stock selections, such as National Oilwell Varco. Holdings in South American mining company Cia Vale do Rio Doce continued to contribute to returns, as it had earlier.

Continuing the Fund’s Long-Term Strategy

The fund continues to rely on the disciplined process that has produced distinguished performance in the past. Based on our bottom-up stock selection process, we have identified what we believe are a relatively large number of attractive investments among technology companies. By contrast, we have reduced the fund’s exposure to consumer discretionary stocks, where we see cautionary business trends and little earnings clarity. We have also trimmed the fund’s energy positions in light of current valuations.We believe that these strategies should position the fund for continued, albeit slowing, economic growth.

September 17, 2007

1	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of
dividends and, where applicable, capital gain distributions.The Standard &
Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund.

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of Mellon Large Cap Stock Fund on 8/31/97 to a $10,000 investment made in the
Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund (and those of another CTF) were transferred to the fund. Please note that the performance of the fund’s Class
M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is a widely accepted, unmanaged index of U.S. stock market performance.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 5

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2006, through August 31, 2007, as provided by Brian C. Ferguson, Portfolio Manager

Portfolio and Market Performance Overview

Favorable economic and market conditions fueled a stock market rally over most of the reporting period, but credit concerns stemming from a soft housing market and turmoil in the sub-prime mortgage sector sparked sharp declines in July and August.The fund’s holdings held up relatively well during the downturn, due primarily to the success of our disciplined security selection process in the information technology, utilities and consumer staples sectors.

For the 12-month period ended August 31, 2007, the Mellon Income Stock Fund’s Class M shares produced a total return of 12.11% and its Investor shares produced a total return of 11.78% .1 In comparison, the Russell 1000 Value Index (the “Index”), the fund’s benchmark, which does not reflect fees and expenses like a mutual fund, provided a total return of 12.85% ..2

The Portfolio’s Investment Approach

The fund seeks total return consisting of capital appreciation and income. To pursue its goal, the fund normally invests at least 80% of its assets in stocks.The fund seeks to focus on dividend-paying stocks and other investment techniques that produce income. We choose stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. While we attempt to manage risks by diversifying broadly across companies and industries, the fund may at times overweight certain sectors in an attempt to earn higher yields.The fund may also use derivatives as a substitute for taking a position in an underlying asset, to increase returns or income, or as part of a hedging strategy.

Liquidity and Credit Issues Derail a Long Market Rally

Cooling housing markets and falling energy prices calmed investors’ inflation worries early in the reporting period, while corporate earnings and employment trends remained solid. These factors, along with robust M&A activity, helped propel a stock market rally from the start of the reporting period through February 2007. However, reports of rapid deterioration in the U.S. sub-prime mortgage market led to heightened stock market volatility in the spring. Nonetheless, stocks generally continued to rally, with some popular market indices setting new record highs.

By late June, ongoing turmoil in the sub-prime mortgage market led to intensifying credit concerns and bouts of illiquidity in other fixed-income market sectors. These developments clouded the economic outlook and sparked sharp declines in most equities in July and August, erasing a portion of the stock market’s previous gains.

Our security selection strategy drove the fund’s performance in this volatile market environment, with a number of the fund’s more sizeable investments in the information technology sector providing substantial contributions. Networking giant Cisco Systems advanced due to the ability of its growing product line to satisfy explosive demand for Internet bandwidth worldwide. Hardware maker Hewlett-Packard rose as it gained market share, cut costs and produced strong earnings, while transaction processor NCR rallied in anticipation of the company’s split into two separate business units. Strong stock picking in the utilities and consumer staples sectors also bolstered the fund’s performance.

The fund benefited to a degree from our sector allocation strategies. For example, we sold the fund’s positions in real-estate investment trusts (REITs) during the reporting period. The resulting underweighted allocation helped the fund avoid weakness in the industry group as housing markets continued to weaken.

A Deteriorating Mortgage Sector Weighed on the Market and the Fund

The financials sector represented the reporting period’s greatest detractor from the fund’s relative performance, where holdings such as mortgage insurer PMI Group suffered in the deteriorating mortgage market. In the health care sector, pharmaceutical company Abbot Laboratories was subject to concerns regarding the future growth of the stent market and potential safety issues affecting a major cholesterol-fighting drug. The fund’s underweighted exposure to energy stocks also constrained performance.Although we found several solid investment opportunities in the energy sector, including integrated oil giants Exxon Mobil and Chevron, we did not invest in some of the stronger-performing energy companies found in the Index. For example, the fund did not own ConocoPhilips, as we believed the company was struggling with production growth.

Finding Opportunities in a More Selective Market

We believe that the negative news surrounding the housing and mortgage markets is likely to persist over the near term. In our view, market liquidity likely may be restored before the credit situation improves, and companies with more diversified product and service offerings probably will recover more quickly than those with direct credit exposure. Accordingly, we have attempted to increase the fund’s holdings of companies that, in our judgment, are likely to profit when liquidity returns to the financial markets.

Finally, we have increased the fund’s focus on very large, dividend-paying “mega-cap” companies. Such companies appear likely to us to fare relatively well even in a U.S. economic downturn due to their presence in faster-growing international markets.

September 17, 2007

1	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER, INC. – Reflects the reinvestment of net dividends and, where applicable, capital gain distributions.The Russell 1000 Value
Index is an unmanaged index which measures the performance of those
Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Index return does not reflect fees and expenses associated with operating a mutual fund.

The Funds 7

FUND PERFORMANCE

25,000
22,000
19,000
16,000
13,000
10,000
Dollars
Mellon Income Stock Fund (Class M shares)
Russell 1000 Value Index†
$23,835
$18,210
97
98
99
00
01
02
03
04
05
06
07
Years Ended 8/31

Comparison of change in value of $10,000 investment in Mellon Income Stock Fund Class M shares and the Russell 1000 Value Index

Average Annual Total Returns *as of 8/31/07*

	Inception Date	1 Year	5 Years	10 Years	From Inception
Class M shares		12.11%	11.79%	6.18%	
Investor shares	7/11/01	11.78%	11.50%	–	5.98%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of Mellon Income Stock Fund on 8/31/97 to a $10,000 investment made in the Russell
1000 Value Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund (and those of another CTF) were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights section of the prospectus and elsewhere in this report.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2006, through August 31, 2007, as provided by James C.Wadsworth, Portfolio Manager

Fund and Market Performance Overview

Stocks were driven higher over much of the reporting period by robust corporate earnings and heightened mergers-and-acquisitions activity. However, the market encountered turbulence in July and August,when credit concerns in the sub-prime mortgage market spread to other areas of the financial markets.The fund’s returns were roughly in line with its benchmark, with particularly strong stock selections in the consumer discretionary, industrials, materials and energy sectors.

For the 12-month period ended August 31, 2007, Mellon Mid Cap Stock Fund produced total returns of 16.76% for its Class M shares, 16.44% for its Investor shares and 15.58% for its Dreyfus Premier shares.1 In comparison, the Standard & Poor’s MidCap 400 Index (“S&P 400 Index”), the fund’s benchmark, produced a total return of 16.48% for the same period.2

The Fund’s Investment Approach

The fund seeks capital appreciation by normally investing at least 80% of its assets in stocks of domestic companies with market capitalizations between $1 billion and $10 billion at the time of purchase.When selecting securities, we begin with quantitative analysis to screen and rank stocks within each industry and sector based on valuation, earnings growth and financial health.We then use fundamental analysis to evaluate and select individual stocks, drawing on research by internal analysts and external Wall Street sources. Finally, we use portfolio construction techniques to manage sector and industry risks. Our goal is to keep those risks at levels that are similar to those of the S&P 400 Index.

Sub-Prime Turmoil Produced a Shift in Market Leadership

Stocks continued to advance in a generally favorable investment environment for much of the reporting

period.As they had for some time, investors early in the reporting period maintained an ample appetite for risk, leading them to favor smaller, lower-quality companies. However, the market environment changed dramatically in the summer of 2007, when credit and liquidity concerns in the bond market’s sub-prime mortgage sector spread to other areas of the financial markets. Investors grew increasingly worried that intensifying weakness in housing markets might derail the U.S. economic expan-sion.This effectively curtailed investors’ appetite for risk, resulting in market volatility and a “flight to quality” in which larger companies returned to favor.

Strong Security Selections Bolstered the Fund’s Performance

For the reporting period overall, midcap stocks produced higher returns than their smaller and larger counterparts. The fund participated fully in these gains, achieving particularly strong results in the consumer discretionary sector. Although consumer-oriented stocks were relatively hard-hit during the summer downturn, we had identified strong individual performers such as apparel retailer Abercrombie & Fitch, where same-store sales comparisons exceeded expectations, and Dick’s Sporting Goods, which has produced consistently strong earnings growth. Auction house Sotheby’s also fared well in a robust fine arts market, and shares of Hilton Hotels surged due to strong lodging trends and revenue per available room (or RevPar) growth.

The fund also outperformed in the industrials sector, where aerospace firm Goodrich and aircraft parts supplier Precision Castparts benefited from strength in the commercial aerospace industry and from rising U.S. defense expenditures. For-profit educator ITT Educational Services rebounded strongly as enrollments increased.The materials sector also contributed positively to the fund’s relative performance due to gains in road construction aggregate supplier Martin Marietta Materials, stainless steel and titanium pro-

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

ducer Allegheny Technologies, and steel maker IPSCO, which was the target of takeover speculation.The energy sector generally benefited from favorable supply-and-demand dynamics, and the fund held several companies that outperformed their peers due to strong execution of their business plans, including drilling systems provider Cameron International and sub-sea production services specialist FMC Technologies. Finally, in the telecommunications services sector, NII Holdings fared well due to subscriber growth in Latin American wireless markets.

Detractors from the fund’s relative performance included several information technology holdings. Broadband content delivery company Akamai Technologies, software developer Red Hat and online advertising firm ValueClick reported disappointing earnings. We sold the fund’s positions in Red Hat and ValueClick, but we regard Akamai as an undervalued opportunity in a growing business. In the health care sector, performance was enhanced by takeovers of Myogen and Cytyc, but was offset by weakness in pharmacy services supplier Omnicare, which encountered issues with a major customer. Finally, in the financials sector Intercontinental Exchange performed exceptionally well due to strength in energy trading volumes.

Finding Midcap Opportunities, One Company at a Time

While we expect market volatility to persist as the market adjusts to a changed environment, we are currently optimistic about the corporate earnings outlook for 2008. In addition, we remain encouraged by long-term, secular growth trends in the energy, telecommunications, industrials and consumer discretionary sectors.

We believe that recent market turmoil has made stock selection a more important ingredient for successful equity investing. In our judgment, our bottom-up investment approach is well suited to market environments in which investors pay closer attention to the fundamental strengths and weaknesses of individual companies.

September 17, 2007

1	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. Index return does not reflect the fees and expenses associated with operating a mutual fund.

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of Mellon Mid Cap Stock Fund on 8/31/97 to a $10,000 investment made in the
Standard & Poor’s MidCap 400 Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares
thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
†† The maximum contingent deferred sales charge for Dreyfus Premier shares is 4%.After six years Dreyfus Premier shares convert to Investor shares.

The Funds 11

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2006, through August 31, 2007, as provided by Dwight E. Cowden, Portfolio Manager

Fund and Market Performance Overview

Stocks advanced over much of the reporting period in an environment of robust economic growth. However, a credit and liquidity crisis emanating from the troubled sub-prime mortgage market weighed heavily later in the reporting period, and the market gave back some of its previous gains. The fund produced lower returns than the benchmark, primarily due to the effects of market turbulence on some fundamentally sound holdings during the liquidity crisis.

For the 12-month period ended August 31, 2007, Mellon Small Cap Stock Fund’s Class M shares produced a total return of 12.53%, and its Investor shares produced a total return of 12.33% .1 In comparison, the fund’s benchmark, the Standard & Poor’s SmallCap 600 Index (the“Index”), produced a total return of 14.28% for the same period.2

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of small capitalization companies whose market capitalizations generally range between $100 million and $3 billion at the time of purchase.We choose growth and value stocks using a disciplined process that combines computer modeling, fundamental analysis and risk management. We use a computer model to rank stocks within an industry or sector based on valuation, earnings growth and the company’s financial profile.We examine the fundamentals of the higher-ranked securities, and we select those we believe to be the most attractive.We use portfolio construction techniques to manage sector and industry risks, and we attempt to keep those risks at levels that are similar to those of the Index.

A Liquidity Crisis Derailed the Small-Cap Market Rally

Small-cap stocks posted gains in nine out of 10 economic sectors over the reporting period. The materials and industrials sectors produced particularly strong results, as robust global demand and lower raw material costs helped boost earnings. In addition, small-cap stocks generally benefited from ample market liquidity, robust mergers-and-acquisitions (“M&A”) activity, stable short-term interest rates and low bond yields.

In July and August, however, credit concerns originating in the sub-prime mortgage sector led to bouts of illiquidity as highly leveraged hedge funds and other institutional investors attempted to raise cash by selling securities. M&A activity came to a near halt, various small financial companies faltered due to mortgage loan write-offs, and consumer spending slowed.

Even Fundamentally Sound Holdings Declined

Ironically, the fund’s bias toward higher-quality companies hurt its performance during the summer downturn. Hedge funds looking to raise cash were forced to sell their most liquid positions, which were primarily higher-quality stocks.This selling pressure lowered prices of some holdings that we regard as fundamentally sound.

In addition, the health care sector produced lackluster results. Foxhollow Technologies declined after reporting slower sales of its arterial plaque treatment. Panacos Pharmaceuticals was hurt by the delay of a key drug under development. Medical staffing provider AMN Healthcare Services announced disappointing earnings. Residential communities operator Five Star Quality Care suffered due to weaker occupancy rates and the integration of a recent acquisition.In the consumer discretionary sector, slower consumer spending led to earnings disappointments from specialty retailers. Several of the fund’s financial holdings experienced sharp declines despite their lack of sub-prime loan exposure.

Stronger Results from the Materials and Industrials Sectors

In contrast, the materials sector contained a number of winners in the chemicals and metals-and-mining industries. Fertilizer producer Terra Industries benefited from above-average corn planting trends, price increases and falling natural gas prices. Investors in specialty chemicals firm Nalco Holdings grew more confident in management’s ability to cut costs while improving organic growth. Global consolidation of the steel industry and price increases helped boost returns from RTI International Metals and AK Steel.

In the industrials sector, defense contractor Armor Holdings benefited from government contract wins and a buyout announcement, while Taser International gained value due to strong law enforcement demand and development of a new consumer product. Continental Airlines prospered amid lower fuel costs and industry capacity constraints. Prison operator Corrections Corp. of America gained on rising occupancy numbers and higher earnings estimates, while machinery producer AGCO benefited from rising corn prices and improved farmer income levels. Robust global infrastructure spending supported business fundamentals in the engineering and construction industry, an area of emphasis for the fund. Finally, among consumer staples stocks, Jones Soda rose sharply on the announcement of new distribution contracts with several major retailers.

Adapting to a Changing Market Environment

While we have maintained a generally sector-neutral approach, we have attempted to avoid banks with lower-quality mortgage exposure and consumer discretionary companies that may be hurt by weaker housing prices and tighter credit conditions.We generally have emphasized companies toward the larger end of the small-cap range, as smaller stocks are likely to encounter resistance in a more risk-averse market. Finally, we have continued to focus on several long-term investment themes, including healthy living, consolidating industries, the Internet and global growth.

September 17, 2007

1	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s
SmallCap 600 Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance.The index does not take into account fees and expenses to which the fund is subject.

The Funds 13

FUND PERFORMANCE

25,000
21,500
18,000
14,500
11,000
7,500
Dollars
Mellon Small Cap Stock Fund (Class M shares)
Standard & Poor's SmallCap 600 Index†
$24,996
$21,367
1/1/98
98
99
00
01
02
03
04
05
06
07
Years Ended 8/31

Comparison of change in value of $10,000 investment in Mellon Small Cap Stock Fund Class M shares and the Standard & Poor's SmallCap 600 Index

Average Annual Total Returns *as of 8/31/07*

	Inception Date	1 Year	5 Years	From Inception
Class M shares	1/1/98	12.53%	13.68%	8.18%
Investor shares	7/11/01	12.33%	13.41%	9.14%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of Mellon Small Cap Stock Fund on 1/1/98 (inception date) to a $10,000 investment made in the Standard & Poor’s SmallCap 600 Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares
thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is a widely accepted, unmanaged index of overall small-cap stock market performance which does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

DISCUSSION OF
FUND PERFORMANCE

For the reporting period of August 1, 2007, through August 31, 2007, as provided by Sean P. Fitzgibbon and Jeffrey D. McGrew, Portfolio Managers

Fund and Market Performance Overview

From the fund’s inception on August 1, 2007, through August 31, 2007, Mellon U.S. Core Equity 130/30 Fund’s Class M shares produced a total return of 1.12% while its Investor shares produced a total return of 1.04% .1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 0.76% for the same period.2

Stock prices proved volatile during the month of August, with positive momentum from U.S. and global economic growth generally outweighing concerns regarding a credit crisis in fixed-income markets, a downturn in the U.S. housing market and evidence that economic growth might be slowing. In this challenging environment, the fund outperformed its benchmark, primarily due to strong early results in the consumer discretionary sector.

The Fund’s Investment Approach

The fund seeks capital appreciation, normally investing at least 80% of its assets in stocks of large-cap companies. We choose stocks through a disciplined investment process that uses computer modeling techniques to identify and rank companies based on value, growth and other financial characteristics.Next,based on fundamental analysis, the portfolio managers generally buy “long” the most attractive of the higher ranked securities and sell “short” those stocks identified by the computer model and fundamental analysis as being likely to under-

perform. Normally, up to 130% of the fund’s assets will be in long positions, and approximately 30% of the fund’s assets will be in short positions.

Adding Value Both Long and Short

We believe the current reporting period is too brief to provide meaningful insight into the effectiveness of the fund’s strategy or positions. Nevertheless, we are pleased that, on balance, both long and short holdings added value for shareholders. Despite prevailing stock market volatility, no market sectors produced negative absolute returns for the fund.

The fund’s consumer-related investments illustrated the potential value of our long/short strategy. Long positions among retailers showed gains in the wake of declines in prior months, while several of the fund’s short positions benefited from concerns that consumer spending might be hurt by the housing-related credit crunch. In the consumer staples sector, the fund maintained a significant long position in tobacco giant Altria Group, which rose when the company finalized plans to spin off a key international business. At the same time, the fund further enhanced returns with a short position in tobacco products maker UST, which encountered competitive pressures.

Of course, not all of the fund’s holdings produced gains, but losses were more than counterbalanced by gains in each sector. For example, in technology, the fund lost ground with its long positions in software and services companies, such as Cognizant Technology Solutions. However, the fund realized gains from investments in technology hardware companies, such as Research In Motion Limited, which rose on the strength of sales of its BlackBerry wireless products.

The Funds 15

DISCUSSION OF FUND PERFORMANCE (continued)

An Encouraging Environment for Long/Short Investors

As of the end of the reporting period, the fund has maintained a generally sector-neutral position relative to its benchmark.We seek to add value through individual stock selections, and through the judicious adoption of short positions in stocks we believe are likely to under-perform.This approach is designed to increase the leverage of the fund’s long investments, while also providing short exposure to weak individual companies, including those in vulnerable industry groups.We believe the current environment, in which carefully selected companies may be better positioned to prosper than others and in which certain types of companies appear susceptible to trends, such as the housing slump and sub-prime credit crisis, may offer investment opportunities on which the fund is particularly well suited to capitalize.

September 17, 2007

1	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by Mellon Fund Advisors pursuant to an agreement in effect through August 31, 2008, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: Bloomberg L.P. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard &
Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2006, through August 31, 2007, as provided by D. Kirk Henry and William S. Patzer, Portfolio Managers

Note to Shareholders: Effective August 8, 2007, William S. Patzer replaced Remi J. Browne as co-primary portfolio manager of the fund.

Fund and Market Performance Overview

International stock markets achieved robust gains in an environment of strong global economic growth, intensifying mergers-and-acquisitions activity and favorable business conditions.The fund posted positive absolute returns in almost all of the countries in which it invests. However, its returns fell short of its benchmark, primarily due to overweighted exposure and disappointing stock selections in Japan.

For the 12-month period ended August 31, 2007, Mellon International Fund’s Class M shares produced a total return of 12.93%, and its Investor shares produced a total return of 12.73% .1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 18.71% for the same period.2

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers.

Since June 30, 2005, the fund generally invests most of its cash inflows (purchases of fund shares and reinvested distributions) in accordance with a core investment style. The fund’s portfolio as of June 30,2005,will continue to be managed in accordance with the value-oriented investment style. Pursuant to the core investment style, under normal circumstances, at least 80% of the fund’s cash inflows allocated to this style is invested in equity securities of companies located in the foreign countries represented in the MSCI EAFE Index and Canada.

The allocation of cash inflows and outflows will be at the discretion of the investment adviser depending on the circumstances; however, under normal circumstances, generally between 90% and 100% of cash inflows will be allocated to the core investment style.We believe that by implementing a core investment style with respect to such assets, the fund may take advantage of investment opportunities in international markets that may not fall within the value-oriented investment style previously employed for the fund’s entire portfolio.

The fund will continue to invest in stocks that appear to be undervalued (as measured by their price/earnings ratios), but stocks purchased pursuant to the core investment style may have value and/or growth characteristics. The core investment style portfolio manager employs a “bottom-up” investment approach, which emphasizes individual stock selection. The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund’s investment approach for the portion of the fund using the value-oriented investment style is research-driven and risk-averse.When selecting stocks, we identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors: value, business health and business momentum.

International Equities Rally after a Brief Bout with Volatility

International equities posted generally strong returns during the reporting period, with gains fueled by corporate restructurings and robust mergers-and-acquisitions activity throughout much of Europe. High levels of business confidence, positive earnings announcements and favorable economic growth also boosted stock prices. However, during the final few

The Funds 17

DISCUSSION OF FUND PERFORMANCE (continued)

months of the reporting period, international stocks encountered heightened volatility in response to turmoil in the U.S. subprime mortgage sector. By late August, international investors appeared to have regained their confidence and international equity markets began to rebound, recapturing earlier losses.

Our bottom-up security selection process resulted in numerous successes in Europe, most notably in the United Kingdom and France. In the U.K., large integrated oil producer Royal Dutch Shell rallied as oil prices rose. Consumer products maker Unilever also gained value,as its new chairman intensified the company’s focus on its “best in class” products while increasing research-and-development efforts and initiating a stock buyback program.An overweighted position in telecommunications services leader Vodaphone Group fared well amid takeover speculation. Brewer SAB Miller released consecutive favorable quarterly earnings reports and achieved market share gains in Latin America.

In France, some of the portfolio’s stronger gains stemmed from an overweighted position in auto parts supplier Valeo.The fund also benefited from its holdings in auto maker PSA Peugeot Citroën, which advanced on strong European sales. France Telecom reported better-than-expected mobile phone results in France, the U.K. and Spain.

Most of the portfolio’s relative underperformance can be traced to its relatively heavy exposure to Japanese financial stocks, where investors have been waiting for the country’s restructuring to produce a sustainable domestic economic expansion. Other disappointments included the fund’s limited exposure to Japanese companies that benefited from the strong global economy, including Nippon Steel, construction equipment maker Komatsu and videogame console maker Nintendo.

Outlook Remains Positive for Global Investors

While recent bouts of market volatility have created concerns for investors, their overall effect on international stock markets has been relatively benign due to healthy global growth.We recently have found a number of investment opportunities in the telecommunications, utilities and energy areas, where stock prices have fallen to what we believe are more attractive valuations. On the other hand, we have identified fewer opportunities in the materials and industrials areas, where valuations appear high. In our judgment, the fund remains well positioned to capture value-oriented opportunities in international markets.

September 17, 2007

1	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC.— Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital
International Europe,Australasia, Far East (MSCI EAFE) Index is an
unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Index return does not reflect fees and expenses associated with operating a mutual fund.

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of Mellon International Fund on 7/15/98 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International Europe,Australasia, Far East Index (the “Index”) on that date. For comparative purposes, the value of the Index on 6/30/98 is used as the beginning value on 7/15/98.All dividends and capital gain distributions are reinvested.
Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund (and those of another CTF) were transferred to the fund. Please note that the performance of the fund’s Class
M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.The Index consists of 21 MSCI developed market country indices.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 19

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2006, through August 31, 2007, as provided by D. Kirk Henry and William S. Patzer, Portfolio Managers

Note to Shareholders: Effective August 8, 2007, William S. Patzer replaced Daniel B. LeVan as the co-primary portfolio manager of the fund.

Fund and Market Performance Overview

The emerging markets continued to advance during the reporting period, benefiting from an expanding global economy and robust demand for natural resources. The fund participated in the market’s gains to a significant degree, but its returns fell short of the benchmark, mainly due to its limited exposure to materials and industrials stocks as well as disappointing security selections in the telecommunications services and financials sectors.

For the 12-month period ended August 31, 2007, Mellon Emerging Markets Fund’s Class M shares produced a total return of 35.81%, and the fund’s Investor shares produced a total return of 35.52% .1 In comparison, the Morgan Stanley Capital International Emerging Markets (Free) Index (the “Index”), the fund’s benchmark, provided a total return of 44.04% for the same period.2

The Fund’s Investment Approach

The fund seeks long-term capital growth.To pursue its goal, the fund invests at least 80% of its assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets.

Since June 30, 2005, the fund generally invests most of its cash inflows (purchases of fund shares and reinvested distributions) in accordance with a core investment style. The fund’s portfolio as of June 30, 2005, was invested in companies the investment adviser considered to be “value” companies. Pursuant to the core investment style, under normal circumstances, at least 80% of the fund’s cash inflows allocated to this style are invested in equity securities of companies located in the foreign countries represented in the Index.

The allocation of cash inflows and outflows will be at the discretion of the investment adviser depending on the circumstances; however, under normal circumstances, generally between 90% and 100% of cash inflows will be allocated to the core investment style.We believe that by implementing a core investment style with respect to such assets, the fund may take advantage of investment opportunities in emerging markets that may not fall within the value-oriented investment style previously employed for the fund’s entire portfolio.

The fund will continue to invest in stocks that appear to be undervalued (as measured by their price/earnings ratios), but stocks purchased pursuant to the core investment style may have value and/or growth characteristics. The core investment style portfolio manager employs a “bottom-up” investment approach, which emphasizes individual stock selection. The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

When choosing stocks for the portion of the fund using the value-oriented investment style, we use a research-driven and risk-averse approach. We identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, we focus on three key factors: value, business health and business momentum.

Emerging Markets Continued to Advance in Expanding Global and Domestic Economies

Emerging equity markets posted attractive returns during the reporting period, with gains fueled by exports to developed nations as well as domestic consumption by a growing middle class. Results were particularly robust among commodities producers, as a number of former third-world countries continued to build their industrial infrastructures.

The fund received especially strong results from its investments in Malaysia, the Philippines and Russia.

Malaysia’s stock market rallied after adopting plans to expand government investment in infrastructure projects and public works. Notable winners included construction firm Gamuda and conglomerate Sime Darby, whose engineering subsidiary secured a major project.The banking industry in the Philippines fared particularly well as declining interest rates led to greater lending activity, and power utility Manila Electric advanced on the heels of long-awaited governmental reforms. In Russia, the fund benefited from a significantly underweighted position in oil and gas companies that were hurt by volatile oil prices.

The fund also benefited from its holdings of Chinese electric utilities that benefited from rising demand for power from a growing industrial sector.The favorable resolution of regulatory issues also bolstered the fund’s utilities holdings, in many cases allowing companies to pass higher costs along to their customers.

Conversely, we had reduced the fund’s exposure to basic materials producers and dry bulk shippers, which had reached richer valuations, preventing fuller participation in additional gains. In the telecommunications sector, results were undermined by lagging South Korean stocks and limited exposure to better performers elsewhere. Stock selections in the financials sector also disappointed, due to the fund’s limited par-

ticipation in a number of IPOs in China’s banking industry and its relatively heavy exposure to underper-forming South Korean and Taiwanese financial stocks.

Smaller-Cap Stocks Gaining Favor with Global Investors

As of the end of the reporting period, small- and mid-cap stocks appear to have become more attractive to emerging-markets investors, as a growing number of smaller companies have demonstrated their ability to perform well over the longer term. We have found a number of what we believe are attractive opportunities in the energy, consumer discretionary and technology sectors, but we have identified fewer opportunities in the materials and industrials sectors, where valuations have been too high to meet our investment criteria.

September 17, 2007

1	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of gross dividends and, where applicable, capital gain distributions.The Morgan Stanley
Capital International Emerging Markets (Free) Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin. Index return does not reflect fees and expenses associated with operating a mutual fund.

T h e F u n d s 21

FUND PERFORMANCE

40,000
33,500
27,000
20,500
14,000
7,500
Dollars
Mellon Emerging Markets Fund (Class M shares)
Morgan Stanley Capital International Emerging Markets Index†
$36,782
$33,917
10/2/00
01
02
03
04
05
06
07
Years Ended 8/31

Comparison of change in value of $10,000 investment in Mellon Emerging Markets Fund Class M shares and the Morgan Stanley Capital International Emerging Markets Index

Average Annual Total Returns *as of 8/31/07*

	Inception Date	1 Year	5 Years	From Inception
Class M shares	10/2/00	35.81%	28.89%	20.74%
Investor shares	7/11/01	35.52%	28.62%	23.92%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of Mellon Emerging Markets Fund on 10/2/00 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International Emerging Markets Index (the “Index”) on that date. For comparative purposes, the value of the Index on 9/30/00 is used as the beginning value on 10/2/00.All dividends and capital gain distributions are reinvested.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is a market capitalization-
weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin.The
Index excludes closed markets and those shares in otherwise free markets, which are not purchasable by foreigners.The Index includes gross dividends reinvested and does not take into account charges, fees and other expenses.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2006, through August 31, 2007, as provided by Brian Ferguson and John F. Flahive, Portfolio Managers

Fund and Market Performance Overview

Stable short-term interest rates, mild inflationary pressures and moderate economic growth supported stock and bond prices over the first half of the reporting period. However, a deterioration of market liquidity stemming from a surge in sub-prime mortgage defaults and delinquencies caused heightened volatility in equity and fixed-income markets over the second half. The fund weathered these setbacks relatively well, producing higher returns than its benchmark, mainly due to strong stock selections in eight of 10 economic sectors.

For the 12-month period ended August 31, 2007, Mellon Balanced Fund produced total returns of 12.09% for its Class M shares and 11.73% for its Investor shares.1 In comparison, the fund’s benchmark, a blended index composed of 60% Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and 40% Lehman Brothers U.S. Aggregate Index, produced a 11.18% total return for the same period.2 Separately, the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index produced total returns of 15.13% and 5.26%, respectively, for the same period.

The Fund’s Investment Approach

The fund seeks long-term growth of principal in conjunction with current income. To pursue its goal, the fund may invest in equity securities, income producing bonds, Mellon Small Cap Stock Fund, Mellon Mid Cap Stock Fund, Mellon International Fund and Mellon Emerging Markets Fund (collectively, the “Mellon Funds”).The fund has established target allocations of 60% to equity securities and 40% to bonds and money market instruments.The fund may deviate from these targets within ranges of 15% above or below the target amount. The fund’s investments in each of the Mellon Funds are subject to a separate limit of 20% of the fund’s total assets, as is the fund’s investment in money market instruments.

In the fund’s equity portfolio, individual stocks are chosen using a computer model, fundamental analysis and risk management techniques. Our computer model identifies and ranks stocks within each industry or sector based on value, earnings growth and the financial health of the company.

In the fund’s fixed-income portfolio, investments in debt securities must be of investment-grade quality at the time of purchase3 or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio duration of bonds will not exceed eight years.We choose debt securities based on their yields, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets.

Liquidity and Credit Issues Derailed Market Rallies

Cooling housing markets and falling energy prices calmed investors’ inflation worries early in the reporting period, while corporate earnings and employment trends remained solid.These factors, along with robust mergers-and-acquisitions activity and stable short-term interest rates, helped fuel market rallies for stocks and corporate bonds from the start of the reporting period through February 2007, while U.S. government securities traded within a relatively narrow range. However, reports of rapid deterioration in the U.S. sub-prime mortgage market led to heightened market volatility in the spring. By late June, ongoing turmoil in the sub-prime mortgage market sparked new credit concerns and bouts of illiquidity in a variety of equity and fixed-income market sectors.These developments produced sharp declines in stocks and bonds, erasing a portion of their previous gains.

The Funds 23

DISCUSSION OF FUND PERFORMANCE (continued)

Strong Stock Selections Boosted Fund Performance

Our security selection strategy in the fund’s portfolio, representing about 60% of the fund’s total assets, drove its relative performance. A number of the fund’s more sizeable investments in the information technology sector provided substantial positive contributions as companies moved to satisfy explosive demand for Internet bandwidth worldwide. Several holdings in the materials sector benefited from higher commodity prices stemming from robust global demand, while utilities stocks encountered an improving supply-and-demand dynamic in U.S. power markets. Conversely, the financials sector represented the greatest detractor from the equity portfolio’s returns.

We maintained a generally defensive investment posture in the bond portfolio. We set its sector allocations in ranges that were similar to those of the fixed-income benchmark, except that we maintained a modestly underweighted position in investment-grade corporate bonds, where we focused primarily on shorter-maturity securities that historically have been less sensitive to credit concerns.We established the fund’s average duration in a range we considered slightly shorter than industry averages, which helped protect the fund from market volatility.

Finding Opportunities in a Changing Investment Climate

We expect heightened volatility to persist in stock and bond markets over the near term, but we are optimistic regarding their longer-term prospects. Accordingly, we have intensified our focus on stocks of large, high-quality companies, particularly in the information technology and energy sectors. Among bonds, we intend to maintain a higher credit quality. However, in anticipation of lower short-term interest rates, we have moved the bond portfolio’s average duration to a position that is in line with industry averages. In our view, these are prudent strategies in today’s uncertain market environment.

September 17, 2007

1	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite
Stock Price Index is a widely accepted, unmanaged index of U.S. stock market
performance.The Lehman Brothers U.S.Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S.
government agency debt instruments, mortgage-backed securities and asset-
backed securities with an average maturity of 1-10 years.The indices’ returns do not reflect the fees and expenses associated with operating a mutual fund.
3	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of Mellon Balanced Fund on 10/2/00 (inception date) to a $10,000 investment made in three different indices: (1) the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), (2) the Lehman Brothers U.S.Aggregate Index (the
“Lehman Index”) and (3) the Customized Blended Index on that date.The Customized Blended Index is calculated on a year-to-year basis. For comparative purposes, the value of each index on 9/30/00 is used as the beginning value on 10/2/00.All dividends and capital gain distributions are reinvested.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.The Lehman Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.The indices do not take into account charges, fees and other expenses.The Customized Blended Index is composed of the S&P 500 Index, 60%, and the Lehman Index, 40%. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 25

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemptions fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each Mellon equity fund from March 1, 2007 to August 31, 2007.† It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2007†
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares

Mellon Large Cap Stock Fund
Expenses paid per $1,000 ††	$4.02	$5.38	—
Ending value (after expenses)	$1,072.20	$1,070.90	—
Mellon Income Stock Fund
Expenses paid per $1,000 ††	$4.17	$5.46	—
Ending value (after expenses)	$1,044.50	$1,043.10	—
Mellon Mid Cap Stock Fund
Expenses paid per $1,000 ††	$4.65	$5.94	$9.79
Ending value (after expenses)	$1,050.30	$1,049.20	$1,044.80
Mellon Small Cap Stock Fund
Expenses paid per $1,000 ††	$5.13	$6.42	—
Ending value (after expenses)	$1,037.10	$1,036.50	—
Mellon U.S. Core Equity 130/30 Fund
Expenses paid per $1,000 †††	$2.84	$2.85	—
Ending value (after expenses)	$1,011.20	$1,010.40	—
Mellon International Fund
Expenses paid per $1,000 ††	$5.46	$6.74	—
Ending value (after expenses)	$1,025.10	$1,024.60	—
Mellon Emerging Markets Fund
Expenses paid per $1,000 ††	$8.26	$9.58	—
Ending value (after expenses)	$1,184.40	$1,183.30	—
Mellon Balanced Fund
Expenses paid per $1,000 ††	$3.00	$4.59	—
Ending value (after expenses)	$1,049.20	$1,046.50	—

†	From August 1, 2007 (commencement of initial offering) to August 31, 2007 for Mellon U.S. Core Equity 130/30 Fund.
††	Expenses are equal to the Mellon Large Cap Stock Fund’s annualized expense ratio of .77% for Class M and 1.03% for Investor Shares, Mellon Income Stock Fund .81% for
Class M and 1.06% for Investor Shares, Mellon Mid Cap Stock Fund .90% for Class M, 1.15% for Investor Shares and 1.90% for Dreyfus Premier Shares, Mellon Small
Cap Stock Fund 1.00% for Class M and 1.25% for Investor Shares, Mellon International Fund 1.07% for Class M and 1.32% for Investor Shares, Mellon Emerging Markets
Fund 1.50% for Class M and 1.74% for Investor Shares and Mellon Balanced Fund .58% for Class M and .89% for Investor Shares, multiplied by the respective fund’s average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†††	Expenses are equal to the Mellon U.S. Core Equity 130/30 Fund’s annualized expense ratio of 3.33% for Class M and 3.34% for Investor shares, multiplied by the average account value over the period, multiplied by 31/365 (to reflect actual days since inception).

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2007†
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares

Mellon Large Cap Stock Fund
Expenses paid per $1,000 ††	$3.92	$5.24	—
Ending value (after expenses)	$1,012.32	$1,020.01	—
Mellon Income Stock Fund
Expenses paid per $1,000 ††	$4.13	$5.40	—
Ending value (after expenses)	$1,021.12	$1,019.86	—
Mellon Mid Cap Stock Fund
Expenses paid per $1,000 ††	$4.58	$5.85	$9.65
Ending value (after expenses)	$1,020.67	$1,019.41	$1,015.63
Mellon Small Cap Stock Fund
Expenses paid per $1,000 ††	$5.09	$6.36	—
Ending value (after expenses)	$1,020.16	$1,018.90	—
Mellon U.S. Core Equity 130/30 Fund
Expenses paid per $1,000 †††	$2.83	$2.84	—
Ending value (after expenses)	$1,001.42	$1,001.41	—
Mellon International Fund
Expenses paid per $1,000 ††	$5.45	$6.72	—
Ending value (after expenses)	$1,019.81	$1,018.55	—
Mellon Emerging Markets Fund
Expenses paid per $1,000 ††	$7.63	$8.84	—
Ending value (after expenses)	$1,017.64	$1,016.43	—
Mellon Balanced Fund
Expenses paid per $1,000 ††	$2.96	$4.53	—
Ending value (after expenses)	$1,022.28	$1,020.72	—

†	From August 1, 2007 (commencement of initial offering) to August 31, 2007 for Mellon U.S. Core Equity 130/30 Fund.
††	Expenses are equal to the Mellon Large Cap Stock Fund’s annualized expense ratio of .77% for Class M and 1.03% for Investor Shares, Mellon Income Stock Fund .81% for
Class M and 1.06% for Investor Shares, Mellon Mid Cap Stock Fund .90% for Class M, 1.15% for Investor Shares and 1.90% for Dreyfus Premier Shares, Mellon Small
Cap Stock Fund 1.00% for Class M and 1.25% for Investor Shares, Mellon International Fund 1.07% for Class M and 1.32% for Investor Shares, Mellon Emerging Markets
Fund 1.50% for Class M and 1.74% for Investor Shares and Mellon Balanced Fund .58% for Class M and .89% for Investor Shares, multiplied by the respective fund’s average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†††	Expenses are equal to the Mellon U.S. Core Equity 130/30 Fund’s annualized expense ratio of 3.33% for Class M and 3.34% for Investor shares, multiplied by the average account value over the period, multiplied by 31/365 (to reflect actual days since inception).
The Funds 27

STATEMENT OF INVESTMENTS
August 31, 2007

Mellon Large Cap Stock Fund

Common Stocks—98.7%	Shares	Value ($)		Shares	Value ($)

Consumer Discretionary—9.0%			Financial (continued)
Coach	218,470 a	9,728,469	CME Group	38,500	21,359,800
Family Dollar Stores	327,900	9,600,912	Fannie Mae	344,880	22,627,577
Johnson Controls	130,590	14,769,729	Goldman Sachs Group	134,330	23,643,423
McDonald’s	415,250	20,451,062	Hartford Financial Services Group	191,360	17,013,818
News, Cl. B	1,240,910	26,977,383	JPMorgan Chase & Co.	805,486	35,860,237
NIKE, Cl. B	300,620	16,936,931	T. Rowe Price Group	315,720	16,202,750
Omnicom Group	367,200	18,701,496	Travelers Cos.	466,280	23,565,791
Ross Stores	282,050	7,849,452	U.S. Bancorp	3	97
Starwood Hotels			Wachovia	604,150	29,591,267
& Resorts Worldwide	292,300	17,865,376	Wells Fargo & Co.	838,730	30,647,194
Target	315,500	20,800,915			373,522,106
TJX Cos.	512,320	15,620,637	Health Care—10.1%
		179,302,362	Baxter International	391,790	21,454,420
Consumer Staples—8.9%			Becton, Dickinson & Co.	133,220	10,249,947
Altria Group	731,340	50,762,309	CIGNA	341,370	17,642,002
Coca-Cola Enterprises	670,620	15,974,168	Covidien	110,670 a	4,407,986
CVS	419,320	15,858,682	Hospira	388,750 a	15,025,187
Kroger	954,150	25,361,307	Medtronic	321,000	16,961,640
PepsiCo	342,347	23,289,866	Merck & Co.	244,470	12,265,060
Procter & Gamble	438,633	28,647,121	Pfizer	1,148,140	28,519,798
Wal-Mart Stores	397,314	17,334,810	Schering-Plough	1,250,570	37,542,111
		177,228,263	Thermo Fisher Scientific	402,260 a	21,814,560
Energy—11.4%			Zimmer Holdings	179,170 a	14,034,386
Chesapeake Energy	569,790	18,381,425			199,917,097
Chevron	369,070	32,389,583	Industrial—9.3%
ConocoPhillips	611,270	50,056,900	Cooper Industries, Cl. A	198,940	10,179,760
Devon Energy	2	151	Eaton	260,360	24,531,119
ENSCO International	388,640	21,072,061	Emerson Electric	210,590	10,367,346
Exxon Mobil	116,060	9,949,824	General Electric	1,344,876	52,275,330
Hess	267,000	16,385,790	Goodrich	254,580	16,079,273
Marathon Oil	342,440	18,454,092	L-3 Communications Holdings	252,450	24,868,850
National Oilwell Varco	293,740 a	37,598,720	Textron	403,000	23,511,020
XTO Energy	384,860	20,920,990	Tyco International	110,670	4,887,187
		225,209,536	United Technologies	152,120	11,352,716
Financial—18.8%			US Airways Group	180,070 a	5,573,166
American Express	498,590	29,227,346			183,625,767
American International Group	538,380	35,533,080	Information Technology—20.6%
Bank of America	935,195	47,395,683	Amphenol, Cl. A	419,180	15,136,590
CIT Group	337,370	12,674,991	Apple	206,330 a	28,572,578
Citigroup	601,089	28,179,052	Broadcom, Cl. A	359,470 a	12,401,715

Mellon Large Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Information Technology (continued)			Telecommunication Services—4.4%
Cisco Systems	1,320,414 a	42,147,615	AT & T	1,110,749	44,285,563
Cognizant Technology			Sprint Nextel	2	38
Solutions, Cl. A	380,320 a	27,957,323	Verizon Communications	1,022,540	42,823,975
EMC/Massachusetts	1,295,870 a	25,476,804			87,109,576
Google, Cl. A	53,170 a	27,395,843	Utilities—3.0%
Hewlett-Packard	718,360	35,451,066	Exelon	314,250	22,208,048
Intel	1,164,620	29,988,965	Sempra Energy	677,870	37,303,186
McAfee	392,240 a	14,022,580			59,511,234
			Total Common Stocks
Microsoft	1,184,576	34,032,868	(cost $1,500,521,644)		1,955,643,353

National Semiconductor	708,420	18,645,614

Oracle	1,279,820 a	25,954,750	Other Investment—.6%

QUALCOMM	622,520	24,832,323
			Registered Investment Company;
Research In Motion	228,120 a	19,483,729
			Dreyfus Institutional Preferred
Texas Instruments	748,820	25,639,597	Plus Money Market Fund
		407,139,960	(cost $12,512,000)	12,512,000 b	12,512,000

Materials—3.2%
Air Products & Chemicals	308,100	27,732,081	Total Investments
			(cost $1,513,033,644)	99.3%	1,968,155,353
Allegheny Technologies	181,010	17,990,584
Cia Vale do Rio Doce (CVRD), ADR	351,810	17,354,787	Cash and Receivables (Net)	.7%	14,030,741
		63,077,452	Net Assets	100.0%	1,982,186,094

ADR—American Depository Receipts
a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Information Technology	20.6	Consumer Staples	8.9
Financial	18.8	Telecommunication Services	4.4
Energy	11.4	Materials	3.2
Health Care	10.1	Utilities	3.0
Industrial	9.3	Money Market Investment	.6
Consumer Discretionary	9.0		99.3

† Based on net assets.
See notes to financial statements.

The Funds 29

STATEMENT OF INVESTMENTS
August 31, 2007

Mellon Income Stock Fund

Common Stocks—99.6%	Shares	Value ($)		Shares	Value ($)

Banks—7.0%			Financial (continued)
Freddie Mac	129,100	7,953,851	Citigroup	393,775	18,460,172
PNC Financial Services Group	38,720	2,724,726	Fannie Mae	36,740	2,410,511
U.S. Bancorp	63,766	2,062,830	Fidelity National Financial, Cl. A	89,870	1,634,735
Wachovia	136,140	6,668,137	Genworth Financial, Cl. A	62,240	1,803,715
Wells Fargo & Co.	267,770	9,784,316	Goldman Sachs Group	23,950	4,215,440
		29,193,860	JPMorgan Chase & Co.	319,599	14,228,547
Consumer Discretionary—6.1%			Lincoln National	94,310	5,741,593
Johnson Controls	27,580	3,119,298	Merrill Lynch & Co.	55,760	4,109,512
Macy’s	79,200	2,512,224	Morgan Stanley	54,420	3,394,175
McDonald’s	70,100	3,452,425	PMI Group	72,280	2,289,830
News, Cl. A	374,900	7,584,227	Principal Financial Group	36,320	2,015,397
Omnicom Group	125,480	6,390,696	Prudential Financial	24,610	2,209,486
TJX Cos.	80,860	2,465,421	Travelers Cos.	67,091	3,390,779
		25,524,291			92,139,305
Consumer Staples—11.1%			Health Care—8.4%
Altria Group	167,940	11,656,715	Abbott Laboratories	186,420	9,677,062
Cadbury Schweppes, ADR	76,740	3,624,430	Baxter International	66,230	3,626,755
Coca-Cola	42,540	2,287,801	Merck & Co.	132,840	6,664,583
Coca-Cola Enterprises	135,840	3,235,709	Pfizer	276,298	6,863,242
Colgate-Palmolive	64,990	4,310,137	Schering-Plough	110,310	3,311,506
CVS	62,980	2,381,904	Wyeth	99,789	4,620,231
					34,763,379
Kraft Foods, Cl. A	108,710	3,485,243	Industrial—9.2%
Procter & Gamble	169,720	11,084,413	3M	23,490	2,137,355
SUPERVALU	49,670	2,093,591	Eaton	26,650	2,510,963
Wal-Mart Stores	44,790	1,954,188	Emerson Electric	55,000	2,707,650
		46,114,131	General Electric	490,682	19,072,809
Energy—13.6%			Honeywell International	80,200	4,503,230
Chevron	209,166	18,356,408	United Technologies	58,476	4,364,064
Devon Energy	29,330	2,208,842	Waste Management	84,770	3,193,286
EOG Resources	32,800	2,209,408			38,489,357
Exxon Mobil	236,216	20,250,798	Information Technology—7.9%
Marathon Oil	41,760	2,250,446	Accenture, Cl. A	87,000	3,585,270
Occidental Petroleum	111,490	6,320,368	Alcatel-Lucent, ADR	261,090	2,858,936
Schlumberger	30,000	2,895,000	Automatic Data Processing	87,260	3,991,272
XTO Energy	40,310	2,191,252	Cisco Systems	242,140 a	7,729,109
		56,682,522	Hewlett-Packard	83,690	4,130,102
Financial—22.1%			Intel	85,070	2,190,553
American International Group	119,070	7,858,620	International Business Machines	22,550	2,631,360
Bank of America	248,188	12,578,168	Microsoft	138,160	3,969,337
Capital One Financial	54,427	3,519,250	QUALCOMM	45,780	1,826,164
Chubb	44,580	2,279,375			32,912,103

Mellon Income Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Materials—2.2%			Utilities (continued)
Air Products & Chemicals	33,360	3,002,734	NRG Energy	106,090 a	4,040,968
E.I. du Pont de Nemours & Co.	43,530	2,122,088	Southern	115,160	4,087,028
Monsanto	28,500	1,987,590			22,838,295
Temple-Inland	39,720	2,187,778	Total Common Stocks
		9,300,190	(cost $335,419,974)		414,815,971

Telecommunication Services—6.5%			Other Investment—.3%

AT & T	458,065	18,263,051
			Registered Investment Company;
Verizon Communications	175,081	7,332,392
			Dreyfus Institutional Preferred
Windstream	88,452	1,263,095	Plus Money Market Fund
		26,858,538	(cost $1,209,000)	1,209,000 b	1,209,000

Utilities—5.5%
			Total Investments (cost $336,628,974)	99.9%	416,024,971
Entergy	44,450	4,605,909
Exelon	74,540	5,267,742	Cash and Receivables (Net)	.1%	560,093
FPL Group	82,200	4,836,648	Net Assets	100.0%	416,585,064

ADR—American Depository Receipts
a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary	(Unaudited) †

		Value (%)		Value (%)

Financial		22.1	Telecommunication Services	6.5
Energy		13.6	Consumer Discretionary	6.1
Consumer Staples		11.1	Utilities	5.5
Industrial		9.2	Materials	2.2
Health Care		8.4	Money Market Investment	.3
Information Technology		7.9
Banks		7.0		99.9

† Based on net assets.
See notes to financial statements.

The Funds 31

STATEMENT OF INVESTMENTS
August 31, 2007

Mellon Mid Cap Stock Fund

Common Stocks—98.8%	Shares	Value ($)		Shares	Value ($)

Consumer Discretionary—14.8%			Energy (continued)
Abercrombie & Fitch, Cl. A	112,000 a	8,814,400	Tesoro	102,200 a	5,041,526
American Eagle Outfitters	448,500	11,584,755			172,645,752
Apollo Group, Cl. A	161,600 a,b	9,481,072	Financial—13.3%
Arbitron	103,600 a	5,162,388	AllianceBernstein Holding, LP	112,100	9,260,581
Coldwater Creek	568,650 a,b	7,074,006	Allied World Assurance Holdings	179,600	8,624,392
Dollar Tree Stores	376,000 b	16,337,200	AMB Property	227,900	12,529,942
Focus Media Holding, ADR	266,800 b	10,744,036	Arthur J. Gallagher & Co.	382,400 a	11,292,272
GameStop, Cl. A	297,400 a,b	14,911,636	Assurant	164,900 a	8,498,946
Gentex	630,510 a	12,635,420	City National/Beverly Hills, CA	175,000 a	12,493,250
Gildan Activewear	826,000 b	26,770,660	Colonial BancGroup	535,500	11,363,310
Hilton Hotels	196,600	9,033,770	East West Bancorp	226,900 a	8,123,020
ITT Educational Services	125,700 a,b	13,801,860	Eaton Vance	384,200 a	14,749,438
Life Time Fitness	204,500 a,b	11,364,065	FelCor Lodging Trust	386,700 a	8,484,198
New Oriental Education &			First Horizon National	247,780 a	7,601,890
Technology Group, ADR	173,700 b	9,197,415	First Industrial Realty Trust	218,700 a	8,918,586
O’Reilly Automotive	130,700 b	4,645,078	IndyMac Bancorp	277,500 a	6,715,500
Phillips-Van Heusen	238,700 a	13,899,501	IntercontinentalExchange	106,700 a,b	15,564,329
Ruby Tuesday	402,400	8,913,160	Leucadia National	297,300 a	13,194,174
Scientific Games, Cl. A	370,700 a,b	12,933,723	Nasdaq Stock Market	179,000 a,b	5,846,140
Sotheby’s	277,200 a	11,997,216	Raymond James Financial	358,100	11,742,099
Thor Industries	243,090	10,693,529	Rayonier	303,986 a	12,992,362
Urban Outfitters	834,070 a,b	19,100,203	SEI Investments	423,400 a	10,741,658
Virgin Media	387,600	9,224,880	Sunstone Hotel Investors	301,460 a	8,127,362
		258,319,973	Taubman Centers	88,000 a	4,539,040
Consumer Staples—2.3%			Validus Holdings	371,700 a,b	8,184,834
Energizer Holdings	88,100 a,b	9,332,433	W.R. Berkley	462,850	13,834,586
Hansen Natural	360,700 a,b	16,199,037			233,421,909
Smithfield Foods	456,400 a,b	14,937,972	Health Care—13.1%
		40,469,442	Barr Pharmaceuticals	248,500 a,b	12,643,680
Energy—9.9%			Cephalon	263,700 a,b	19,790,685
Cameron International	299,000 a,b	24,449,230	Cytyc	186,740 a,b	7,981,268
Consol Energy	199,400	7,952,072	DaVita	214,500 a,b	12,338,040
Continental Resources	626,800 b	9,307,980	Dentsply International	422,730 a	16,647,107
Denbury Resources	462,600 a,b	18,402,228	Gen-Probe	87,200 a,b	5,582,544
FMC Technologies	215,800 a,b	20,436,260	Health Net	228,300 b	12,508,557
Forest Oil	223,200 a,b	8,626,680	Henry Schein	218,130 a,b	12,692,985
Grant Prideco	193,900 a,b	10,722,670	Hologic	263,700 a,b	14,015,655
Newfield Exploration	355,860 b	15,476,351	Intuitive Surgical	77,400 a,b	17,127,072
Quicksilver Resources	189,600 a,b	7,574,520	Invitrogen	179,500 a,b	13,983,050
Range Resources	265,900 a	9,654,829	MGI Pharma	376,800 a,b	8,881,176
Smith International	102,340 a	6,857,803	Omnicare	430,000 a	14,030,900
Southwestern Energy	343,500 a,b	12,774,765	Owens & Minor	209,610	8,363,439
Superior Energy Services	395,900 a,b	15,368,838	Owens-Illinois	114,200 b	4,593,124

Mellon Mid Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Health Care (continued)			Information Technology (continued)
Pediatrix Medical Group	130,030 b	7,756,290	Equinix	77,800 a,b	6,886,078
Perrigo	445,600 a	9,228,376	FactSet Research Systems	70,420 a	4,220,271
Pharmaceutical Product Development	439,000 a	15,378,170	Harris	207,400	12,616,142
Thoratec	307,400 a,b	6,353,958	Intersil, Cl. A	433,000 a	14,427,560
Vertex Pharmaceuticals	239,500 a,b	9,330,920	Lam Research	376,200 a,b	20,175,606
		229,226,996	Macrovision	362,600 a,b	8,604,498
Industrial—15.4%			McAfee	549,800 a,b	19,655,350
AMETEK	404,450	16,173,956	Microchip Technology	532,900 a	20,527,308
Chicago Bridge			National Semiconductor	404,500 a	10,646,440
& Iron (NY Shares)	220,100	8,220,735	Network Appliance	300,400 b	8,369,144
Corrections Corp. of America	355,000 b	9,109,300	ON Semiconductor	676,300 a,b	7,926,236
DRS Technologies	233,600	12,259,328	Synopsys	522,200 b	14,266,504
Dun & Bradstreet	135,200	13,188,760	VeriFone Holdings	250,980 a,b	9,276,221
Equifax	205,300 a	7,908,156	Western Digital	576,600 a,b	13,469,376
Expeditors International			Wright Express	237,800 a,b	8,772,442
Washington	453,600 a	20,035,512			274,288,637
Gardner Denver	245,700 a,b	9,805,887	Materials—6.4%
Goodrich	198,000	12,505,680	Agrium	182,900	8,329,266
J.B. Hunt Transport Services	169,000	4,862,130	Airgas	213,200	9,854,104
Jacobs Engineering Group	315,600 a,b	20,858,004	Albemarle	310,200	12,553,794
Manitowoc	160,700 a	12,774,043	Allegheny Technologies	124,300	12,354,177
Manpower	221,300 a	15,548,538	Celanese, Ser. A	239,400 a	8,599,248
Oshkosh Truck	111,900 a	6,477,891	Florida Rock Industries	74,500	4,656,995
Quanta Services	249,200 a,b	7,044,884	Lyondell Chemical	327,600 a	15,187,536
Republic Services	492,480	15,311,203	Martin Marietta Materials	144,300 a	19,480,500
Roper Industries	292,700 a	18,524,983	Packaging Corp. of America	384,900	10,026,645
SPX	197,500 a	17,784,875	Steel Dynamics	248,800	10,792,944
Textron	215,600	12,578,104			111,835,209
Trimble Navigation	192,100 b	6,783,051	Telecommunication
Trinity Industries	121,400 a	4,560,998	Services—1.6%
URS	165,900 b	8,865,696	NII Holdings	200,200 a,b	15,851,836
WESCO International	173,600 a,b	8,261,624	SBA Communications, Cl. A	351,100 a,b	11,435,327
		269,443,338			27,287,163
Information Technology—15.7%			Utilities—6.3%
Akamai Technologies	257,400 a,b	8,293,428	Allegheny Energy	171,300 a,b	8,840,793
Amphenol, Cl. A	552,120 a	19,937,053	Alliant Energy	316,600	11,992,808
Anixter International	113,400 a	8,705,718	DPL	395,500 a	10,421,425
Avnet	297,000 a,b	11,675,070	Dynergy, Cl. A	670,200 a,b	5,421,918
Cognizant Technology			Energen	121,500 a	6,524,550
Solutions, Cl. A	197,200 a,b	14,496,172	ITC Holdings	176,500 a	7,850,720
CommScope	265,400 a,b	15,021,640	MDU Resources Group	587,960 a	15,904,318
Comtech Telecommunications	203,920 a,b	8,678,835	New Jersey Resources	137,300 a	6,724,954
DreamWorks Animation SKG, Cl. A	247,700 b	7,641,545	Pepco Holdings	523,700 a	14,600,756

The Funds 33

STATEMENT OF INVESTMENTS (continued)

Mellon Mid Cap Stock Fund (continued)

			Investment of Cash Collateral
Common Stocks (continued)	Shares	Value ($)	for Securities Loaned—22.2%	Shares	Value ($)

Utilities (continued)			Registered Investment Company;
Questar	259,200 a	12,952,224	Dreyfus Institutional Cash
Southern Union	288,900	8,623,665	Advantage Plus Fund
		109,858,131	(cost $388,054,432)	388,054,432	c 388,054,432

Total Common Stocks
(cost $1,495,670,811)	1,726,796,550		Total Investments

			(cost $1,897,512,243)	121.8%	2,128,637,982

Other Investment—.8%			Liabilities, Less Cash

Registered Investment Company;			and Receivables	(21.8%)	(381,118,082)
Dreyfus Institutional Preferred
Plus Money Market Fund			Net Assets	100.0%	1,747,519,900
(cost $13,787,000)	13,787,000 c	13,787,000

ADR—American Depository Receipts
a All or a portion of these securities are on loan.At August 31, 2007, the total market value of the fund’s securities on loan is $372,336,405 and the total market value of the collateral held by the fund is $389,939,744, consisting of cash collateral of $388,054,432 and U.S. Government and agency securities valued at $1,885,312.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Money Market Investments	23.0	Energy	9.9
Information Technology	15.7	Materials	6.4
Industrial	15.4	Utilities	6.3
Consumer Discretionary	14.8	Consumer Staples	2.3
Financial	13.3	Telecommunication Services	1.6
Health Care	13.1		121.8

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS
August 31, 2007

Mellon Small Cap Stock Fund

Common Stocks—98.5%	Shares	Value ($)		Shares	Value ($)

Consumer Discretionary—13.4%			Energy (continued)
Arbitron	33,300	1,659,339	Oceaneering International	106,000 a	7,118,960
Charter Communications, Cl. A	1,541,400 a	4,285,092	St. Mary Land & Exploration	74,190	2,474,236
Coldwater Creek	317,825 a	3,953,743	Tetra Technologies	82,100 a	1,641,179
Crocs	70,200 a	4,144,608	Unit	53,830 a	2,640,900
Deckers Outdoor	43,700 a	4,116,103	W-H Energy Services	37,700 a	2,396,212
DeVry	98,800	3,411,564	Willbros Group	115,800 a	3,292,194
DreamWorks Animation SKG, Cl. A	160,400 a	4,948,340			43,952,602
Exide Technologies	441,400 a	2,935,310	Financial—15.3%
Exide Technologies (Rights)	441,400 a	10,086	Aspen Insurance Holdings	201,200	5,048,108
Group 1 Automotive	121,620	4,263,997	Calamos Asset Management, Cl. A	126,600	2,939,652
Iconix Brand Group	231,300 a	4,794,849	Colonial Properties Trust	52,000	1,867,320
Life Time Fitness	159,100 a	8,841,187	Downey Financial	24,100	1,363,819
Men’s Wearhouse	58,500	2,964,780	East West Bancorp	65,100	2,330,580
New Oriental Education			Entertainment Properties Trust	31,800	1,521,312
& Technology Group, ADR	58,300 a	3,086,985	Essex Property Trust	27,100	3,192,109
PEP Boys-Manny Moe & Jack	260,600	4,271,234	FelCor Lodging Trust	279,520	6,132,669
Phillips-Van Heusen	62,300	3,627,729	First Midwest Bancorp/IL	81,140	2,782,290
Pier 1 Imports	431,300	2,665,434	GFI Group	89,800 a	6,645,200
Pool	57,470	1,876,396	Hilb, Rogal & Hobbs	70,300	3,283,010
Ruby Tuesday	202,650	4,488,698	Investment Technology Group	138,400 a	5,601,048
Sonic Automotive, Cl. A	183,700	4,886,420	Kilroy Realty	38,400	2,347,392
Sotheby’s	70,000	3,029,600	Lexington Realty Trust	91,500	1,892,220
Tractor Supply	88,600 a	4,266,976	National Financial Partners	141,600	6,922,824
Tween Brands	84,100 a	2,480,950	National Retail Properties	138,000	3,241,620
Vail Resorts	101,300 a	5,792,334	Philadelphia Consolidated Holding	60,100 a	2,405,202
		90,801,754	PrivateBancorp	142,100	4,757,508
Consumer Staples—2.9%			Senior Housing Properties Trust	82,700	1,682,118
Chiquita Brands International	298,600	4,658,160	Signature Bank/New York, NY	97,500 a	3,369,600
Corn Products International	78,250	3,536,900	StanCorp Financial Group	68,050	3,205,155
Flowers Foods	86,400	1,783,296	Susquehanna Bancshares	168,300	3,308,778
Hain Celestial Group	41,500 a	1,214,290	SVB Financial Group	101,500 a	5,050,640
Ralcorp Holdings	31,200 a	1,927,848	Texas Capital Bancshares	220,400 a	4,809,128
TreeHouse Foods	142,800 a	3,844,176	Trustco Bank NY	314,200	3,512,756
United Natural Foods	100,800 a	2,705,472	UCBH Holdings	138,500	2,301,870
		19,670,142	Umpqua Holdings	75,400	1,636,180
Energy—6.5%			Waddell & Reed Financial, Cl. A	119,800	2,975,832
Cabot Oil & Gas	125,000	4,167,500	Whitney Holding	67,400	1,866,980
Forest Oil	130,000 a	5,024,500	Zenith National Insurance	108,200	4,664,502
Goodrich Petroleum	149,200 a	4,417,812			102,657,422
Helix Energy Solutions Group	87,500 a	3,362,625	Health Care—11.4%
Input/Output	356,100 a	5,053,059	Allscripts Healthcare Solutions	62,000 a	1,401,820
Massey Energy	113,900	2,363,425	Alpharma, Cl. A	70,800	1,621,320

The Funds 35

STATEMENT OF INVESTMENTS (continued)

Mellon Small Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Health Care (continued)			Industrial (continued)
Amedisys	27,800 a	1,050,284	Kaydon	97,200	5,132,160
American Medical Systems Holdings	77,900 a	1,433,360	Kirby	61,600 a	2,358,048
AMERIGROUP	60,800 a	1,925,536	Landstar System	101,820	4,379,278
ArthroCare	32,500 a	1,820,650	Manitowoc	112,710	8,959,318
Chemed	31,200	1,935,648	Quanta Services	94,000 a	2,657,380
Cooper Cos.	53,400	2,603,784	Shaw Group	82,790 a	4,143,640
Dionex	19,000 a	1,376,170	Taser International	229,600 a	3,285,576
Haemonetics/Mass	26,700 a	1,325,388	Teledyne Technologies	36,930 a	1,843,176
Healthways	41,300 a	2,056,740	United Stationers	50,400 a	2,974,608
Hologic	129,000 a	6,856,350	URS	55,870 a	2,985,693
IDEXX Laboratories	32,640 a	3,647,520	Washington Group International	41,900 a	3,548,930
Immucor	75,300 a	2,511,255	Waste Connections	179,200 a	5,451,264
inVentiv Health	137,700 a	5,461,182	Watson Wyatt Worldwide, Cl. A	46,200	2,185,722
LCA-Vision	28,600	982,410			115,808,461
Mentor	48,400	2,158,156	Information Technology—18.3%
MGI Pharma	230,200 a	5,425,814	Anixter International	67,060 a	5,148,196
Owens & Minor	160,900	6,419,910	ANSYS	164,560 a	5,451,873
Pediatrix Medical Group	163,900 a	9,776,635	Arris Group	225,700 a	3,426,126
Perrigo	154,800	3,205,908	Axcelis Technologies	616,640 a	2,904,374
Regeneron Pharmaceuticals	67,100 a	1,305,766	Bankrate	100,290 a	3,924,348
Respironics	80,290 a	3,808,155	Benchmark Electronics	80,100 a	2,008,908
Sunrise Senior Living	51,000 a	1,826,310	Brightpoint	326,360 a	3,802,094
Thoratec	230,300 a	4,760,301	CommScope	46,710 a	2,643,786
		76,696,372	FactSet Research Systems	40,650	2,436,154
Industrial—17.1%			FLIR Systems	71,200 a	3,505,888
Acuity Brands	98,000	5,148,920	Informatica	354,800 a	4,953,008
AerCap Holdings	164,500 a	4,184,880	Insight Enterprises	252,900 a	5,998,788
Baldor Electric	46,300	1,927,932	Itron	87,200 a	7,403,280
Barnes Group	106,000	3,334,760	j2 Global Communications	162,700 a	5,531,800
Belden	66,400	3,227,704	JDA Software Group	321,600 a	6,673,200
Corrections Corp. of America	122,500 a	3,143,350	Mattson Technology	299,140 a	3,149,944
Delta Air Lines	130,000 a	2,194,400	Micros Systems	38,000 a	2,292,920
DRS Technologies	58,800	3,085,824	Microsemi	270,900 a	6,870,024
EDO	110,120	4,739,565	Net 1 UEPS Technologies	115,700 a	2,858,947
EMCOR Group	110,000 a	3,448,500	Powerwave Technologies	478,200 a	3,275,670
EnerSys	181,700 a	3,281,502	Shanda Interactive
Esterline Technologies	136,600 a	6,896,934	Entertainment, ADR	188,600 a	5,631,596
Gardner Denver	160,700 a	6,413,537	Silicon Laboratories	111,500 a	4,116,580
Genlyte Group	56,000 a	4,063,920	Skyworks Solutions	647,300 a	5,107,197
H&E Equipment Services	138,500 a	2,847,560	Sonus Networks	620,700 a	3,587,646
IDEX	137,930	5,306,167	THQ	92,700 a	2,668,833
Kansas City Southern	87,470 a	2,658,213	Trimble Navigation	133,000 a	4,696,230

Mellon Small Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Information Technology (continued)			Telecommunication
Varian Semiconductor			Services (continued)
Equipment Associates	88,605 a	4,929,096	SBA Communications, Cl. A	233,600 a	7,608,352
VASCO Data Security International	151,700 a	4,751,244			19,209,291
Wright Express	103,640 a	3,823,280	Utilities—4.6%
		123,571,030	Atmos Energy	101,200	2,844,732
Materials—6.2%			Energen	87,180	4,681,566
AptarGroup	69,400	2,521,302	IDACORP	158,100	5,133,507
Brush Engineered Materials	80,600 a	3,892,980	ITC Holdings	112,760	5,015,565
Century Aluminum	31,800 a	1,563,924	New Jersey Resources	89,200	4,369,016
Cleveland-Cliffs	42,040	3,206,391	UGI	349,600	8,932,280
H.B. Fuller	247,300	6,654,843			30,976,666
			Total Common Stocks
Packaging Corp. of America	185,200	4,824,460	(cost $597,291,390)		665,435,568

Quanex	45,300	1,961,943
RTI International Metals	28,800 a	2,007,936	Other Investment—1.4%

Smurfit-Stone Container	474,600 a	5,011,776	Registered Investment Company;
Steel Dynamics	60,000	2,602,800	Dreyfus Institutional Preferred
Terra Industries	184,500 a	4,791,465	Plus Money Market Fund
Texas Industries	41,400	3,052,008	(cost $9,683,000)	9,683,000 b	9,683,000

		42,091,828
			Total Investments
Telecommunication Services—2.8%			(cost $606,974,390)	99.9%	675,118,568
Alaska Communications
SystemsGroup	451,120	6,162,299	Cash and Receivables (Net)	.1%	460,434
NeuStar, Cl. A	172,000 a	5,438,640	Net Assets	100.0%	675,579,002

ADR—American Depository Receipts
a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Information Technology	18.3	Materials	6.2
Industrial	17.1	Utilities	4.6
Financial	15.3	Consumer Staples	2.9
Consumer Discretionary	13.4	Telecommunication Services	2.8
Health Care	11.4	Money Market Investment	1.4
Energy	6.5		99.9

† Based on net assets.
See notes to financial statements.

The Funds 37

STATEMENT OF INVESTMENTS
August 31, 2007

Mellon U.S. Core Equity 130/30 Fund

Common Stocks—129.7%	Shares	Value ($)		Shares	Value ($)

Aerospace & Defense—.5%			Financial—24.0%
Raytheon	2,090	128,200	American Express	10,600 a	621,372
Consumer Discretionary—13.2%			American International Group	11,530 a	760,980
Coach	2,890 a,b	128,692	Bank of America	13,150 a	666,442
Gap	7,470 a	140,137	CIT Group	3,120 a	117,218
Gildan Activewear	4,760 a,b	154,272	Citigroup	5,880 a	275,654
Johnson Controls	2,990 a	338,169	CME Group	550 a	305,140
Marriott International, Cl. A	3,710 a	164,798	Fannie Mae	5,120	335,923
McDonald’s	7,900 a	389,075	Hartford Financial Services Group	2,550 a	226,721
O’Reilly Automotive	5,050 a,b	179,477	JPMorgan Chase & Co.	13,740 a	611,705
Omnicom Group	10,400 a	529,672	Merrill Lynch & Co.	4,870 a	358,919
Phillips-Van Heusen	1,470 a	85,598	MetLife	4,070 a	260,684
Ross Stores	5,670 a	157,796	Morgan Stanley	5,370 a	334,927
Target	4,410 a	290,751	T. Rowe Price Group	5,520 a	283,286
TJX Cos.	10,100 a	307,949	Wachovia	10,560 a	517,229
Tyco International	3,020 a	133,363	Wells Fargo & Co.	12,390 a	452,731
Walt Disney	13,150 a	441,840	XL Capital, Cl. A	1,660 a	126,492
		3,441,589			6,255,423
Consumer Staples—12.1%			Health Care—17.4%
Altria Group	12,260 a	850,967	Amylin Pharmaceuticals	3,410 a,b	167,192
Coca-Cola Enterprises	15,770 a	375,641	Baxter International	8,100 a	443,556
CVS	11,590 a	438,334	Becton, Dickinson & Co.	3,630 a	279,292
Kroger	12,450 a	330,921	Charles River Laboratories
PepsiCo	4,890	332,667	International	5,610 a,b	294,413
Procter & Gamble	4,110 a	268,424	CIGNA	4,480 a	231,526
SUPERVALU	7,280 a	306,852	Covidien	3,020 a,b	120,287
Wal-Mart Stores	5,690 a	248,255	Gilead Sciences	5,030 a ,b	182,941
		3,152,061	Hospira	10,720 a,b	414,328
Energy—14.1%			Invitrogen	1,950 a,b	151,905
Chesapeake Energy	7,510 a	242,273	Merck & Co.	6,410 a	321,590
Chevron	7,630 a	669,609	Pfizer	15,940 a	395,950
ConocoPhillips	11,500 a	941,735	Schering-Plough	20,300 a	609,406
ENSCO International	3,020 a	163,744	Thermo Fisher Scientific	10,940 a,b	593,276
Exxon Mobil	3,470 a	297,483	Zimmer Holdings	4,410 a,b	345,435
Marathon Oil	2,990 a	161,131			4,551,097
Nabors Industries	6,280 a,b	185,825	Industrials—12.5%
National Oilwell Varco	3,470 a,b	444,160	Dover	3,980 a	196,612
Unit	2,580 a,b	126,575	Eaton	5,770 a	543,649
XTO Energy	7,940 a	431,618	Emerson Electric	7,900 a	388,917
		3,664,153	General Electric	19,860 a	771,958

Mellon U.S. Core Equity 130/30 Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Industrials (continued)			Information Technology (continued)
Goodrich	6,620 a	418,119	Research In Motion	2,960 a,b	252,814
L-3 Communications Holdings	1,720 a	169,437	Texas Instruments	9,730 a	333,155
Textron	11,210 a	653,991			6,385,581
US Airways Group	3,800 a,b	117,610	Materials—2.8%
		3,260,293	Air Products & Chemicals	2,780 a	250,228
Information Technology—24.5%			Allegheny Technologies	2,600 a	258,414
ADC Telecommunications	10,460 a,b	191,418	Rohm & Haas	3,920 a	221,637
Amphenol, Cl. A	9,060 a	327,157			730,279
Apple	4,180 a,b	578,846	Telecommunication Services—5.5%
Broadcom, Cl. A	4,181 a,b	161,460	AT & T	20,990 a	836,871
Ciena	4,182 a,b	173,869	Verizon Communications	14,490 a	606,841
Cisco Systems	4,183 a,b	576,156			1,443,712
Cognizant Technology			Utilities—3.1%
Solutions, Cl. A	7,940 a,b	583,669	PG & E	6,830 a	303,935
EMC/Massachusetts	8,300 a,b	163,178	Sempra Energy	9,320 a	512,880
Google, Cl. A	740 a,b	381,285			816,815

Hewlett-Packard	9,450 a	466,358
Intel	15,670 a	403,503	Total Investments
McAfee	8,840 a,b	316,030	(cost $33,238,912)	129.7%	33,829,203
Microsoft	14,860 a	426,928	Liabilities, Less Cash
National Semiconductor	14,590 a	384,009	and Receivables	(29.7%)	(7,755,415)
Oracle	17,210 a,b	349,019	Net Assets	100.0%	26,073,788
QUALCOMM	7,940 a	316,727

a Partially held by the custodian in a segregated account as collateral for open short positions.
b Non-income producing security.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Information Technology	24.5	Consumer Staples	12.1
Financial	24.0	Telecommunication Services	5.5
Health Care	17.4	Utilities	3.1
Energy	14.1	Materials	2.8
Consumer Discretionary	13.2	Aerospace & Defense	.5
Industrials	12.5		129.7

† Based on net assets.
See notes to financial statements.

The Funds 39

STATEMENT OF SECURITIES SOLD SHORT
August 31, 2007

Mellon U.S. Core Equity 130/30 Fund

Common Stocks—28.1%	Shares	Value ($)		Shares	Value ($)

Consumer Discretionary— 3.7%			Health Care—6.8%
Bed Bath & Beyond	5,330 b	184,631	Emergency Medical Services, Cl. A	1,840 b	51,630
Comcast, Cl. A	8,200 b	213,938	GlaxoSmithKline, ADR	5,650	295,043
Panera Bread, Cl. A	2,240 b	97,978	Health Management Associates, Cl. A	10,440	71,096
Pool	3,280	107,092	Kinetic Concepts	3,120 b	187,543
Sally Beauty Holdings	27,670 b	235,748	Millennium Pharmaceuticals	11,060 b	112,259
Sears Holdings	840 b	120,590	Resmed	8,890 b	361,467
		959,977	Stryker	4,820	321,976
Consumer Staples—4.8%			Techne	3,380 b	212,974
Bare Escentuals	4,230 b	104,058	Varian Medical Systems	3,700 b	149,443
Campbell Soup	3,120	117,780			1,763,431
Constellation Brands, Cl. A	6,530 b	157,895	Industrials—3.3%
Corn Products International	3,940	178,088	Alexander & Baldwin	1,980	102,782
Flowers Foods	13,270	273,893	Boeing	2,830	273,661
Hormel Foods	4,560	162,473	Donaldson	2,550	97,359
UST	5,160	254,285	Fastenal	3,380	154,162
		1,248,472	Southwest Airlines	7,070	106,828
			United States Steel	1,400	132,272
Energy—2.0%
					867,064
Baker Hughes	2,830	237,324	Information Technology—3.7%
Pioneer Natural Resources	3,380	138,749	CA	4,820	121,416
Pogo Producing	3,120	155,407	Corning	8,200	191,634
		531,480	Fluor	1,400	178,010
Financial—3.5%			IDEXX Laboratories	1,110 b	124,043
Aflac	2,830	150,867	Intuit	2,830 b	77,287
Arthur J. Gallagher & Co.	4,230	124,912	Molex	3,120	81,588
Eaton Vance	5,030	193,102	SAP, ADR	3,380	182,757
Fifth Third Bancorp	2,550	91,010			956,735
Progressive	6,210	126,311	Telecommunication/Carriers—.3%
Protective Life	2,240	93,632	Metropcs Communications	2,910 b	79,414
U.S. Bancorp	4,520	146,222	Total Securities Sold Short
		926,056	(proceeds $7,299,221)	28.1%	7,332,629

ADR—American Depository Receipts
b Non-income producing security.
See notes to financial statements.

STATEMENT OF INVESTMENTS
August 31, 2007

Mellon International Fund

Common Stocks—96.0%	Shares	Value ($)		Shares	Value ($)

Australia—3.8%			France (continued)
Amcor	3,167,329	19,715,237	Cap Gemini	57,130	3,698,468
ASX	99,350	3,779,093	Carrefour	1,790	125,322
BHP Billiton	203,800	6,438,993	Compagnie Generale des
BlueScope Steel	261,580	2,287,888	Etablissements Michelin, Cl. B	870	109,644
Coca-Cola Amatil	336,700	2,622,893	Credit Agricole	768,421	29,009,683
Commonwealth Bank of Australia	156,500	7,065,350	France Telecom	665,146	20,070,518
Insurance Australia Group	1,356,543	5,601,734	Lafarge	13,300	2,066,248
National Australia Bank	638,115	20,863,134	Lagardere	169,383	13,830,349
Pacific Brands	980,100	2,697,577	Peugeot	100,287	8,542,572
Suncorp-Metway	811,573	13,353,146	Rhodia	5,241 a	215,575
Tabcorp Holdings	1,300,952	16,282,720	Sanofi-Aventis	786,245	64,208,673
Telstra	2,106,459	7,535,193	Societe Generale	38,830	6,264,307
		108,242,958	Suez	81,820	4,654,531
Austria—.2%			Thomson	789,805	12,970,924
OMV	36,000	2,234,883	Total	617,612	46,506,323
Voestalpine	31,200	2,551,774	Total, ADR	139,022	10,439,162
		4,786,657	Valeo	4,062	196,919
Belgium—1.3%			Vinci SA	79,900	5,688,712
AGFA-Gevaert	3,552	74,164	Vivendi	226,200	9,251,722
Delhaize Group	49,580	4,851,036			272,104,715
Fortis	468,838	17,188,543	Germany—9.2%
InBev	117,100	9,607,655	Adidas	288,982	16,994,781
KBC Groep	47,100	5,907,002	Allianz	86,411	18,527,506
		37,628,400	BASF	40,890	5,412,956
Denmark—.4%			Bayerische Motoren Werke	293,720	17,865,879
Carlsberg, Cl. B	41,880	5,639,785	Deutsche Bank	55,600	6,867,691
Danske Bank	124,000	5,093,497	Deutsche Post	1,288,363	37,453,559
		10,733,282	Deutsche Telekom	1,478,380	27,483,019
Finland—1.9%			E.ON	152,872	25,658,210
Konecranes	94,100	3,574,297	Hannover Rueckversicherung	77,641	3,605,182
M-real, Cl. B	157,313	864,040	Heidelberger Druckmaschinen	292,752	13,274,454
Metso	34,900	2,236,516	MAN	39,600	5,682,590
Neste Oil	61,000	2,110,015	Merck	26,103	3,349,104
Nokia	562,500	18,529,477	MTU Aero Engines Holding	41,200	2,622,836
Rautaruukki	76,700	4,177,196	Muenchener
UPM-Kymmene	1,040,536	23,583,777	Rueckversicherungs	103,640	17,907,796
		55,075,318	RWE	180,774	20,335,948
France—9.5%			Salzgitter	10,700	2,114,539
Air France-KLM	60,800	2,518,247	Siemens	239,045	30,034,989
BNP Paribas	245,029	25,854,411	ThyssenKrupp	109,500	6,402,291
Bouygues	74,660	5,882,405			261,593,330

The Funds 41

STATEMENT OF INVESTMENTS (continued)

Mellon International Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Greece—1.0%			Japan (continued)
Coca-Cola Hellenic Bottling	63,000	3,006,912	JS Group	757,000	15,056,990
National Bank of Greece	36,900	2,195,706	KDDI	644	4,976,728
Public Power	788,724	24,616,399	Kenedix	1,107	1,625,034
		29,819,017	Komatsu	302,500	9,348,367
Hong Kong—1.7%			Kubota	2,141,800	16,691,299
BOC Hong Kong Holdings	5,482,500	13,294,106	Lawson	61,900	2,057,515
HongKong Electric Holdings	1,178,500	5,921,258	Makita	113,900	4,424,600
Hutchison Whampoa	2,013,500	20,101,263	Marubeni	297,000	2,429,508
Johnson Electric Holdings	12,737,500	6,654,074	Matsumotokiyoshi	427,552	8,643,357
Wharf Holdings	704,500	2,918,606	Mitsubishi	563,500	16,073,798
		48,889,307	Mitsubishi UFJ Financial Group	3,458	33,237,693
Ireland—.6%			Mitsui & Co.	284,000	5,990,336
Allied Irish Banks	201,200	5,138,798	Mitsui OSK Lines	332,000	4,947,854
Bank of Ireland	421,530	7,813,244	Mitsui Trust Holdings	1,052,300	8,777,420
CRH	117,800	5,105,478	NGK Spark Plug	571,700	9,472,180
		18,057,520	Nikon	170,000	5,325,152
Italy—5.0%			Nintendo	12,800	5,946,563
Banca Popolare di Milano	116,800	1,696,930	Nippon Express	4,295,500	22,838,068
Banco Popolare Scarl	333,270 a	8,343,905	Nippon Paper Group	4,027	13,588,589
Enel	538,220	5,567,569	Nippon Steel	483,000	3,392,328
ENI	764,994	26,471,876	Nippon Suisan Kaisha	87,500	399,566
Fiat	70,100	1,873,525	Nippon Telegraph & Telephone	593	2,756,288
Mediaset	2,104,283	22,341,154	Nissan Motor	2,496,700	24,075,728
Saras	1,717,382	10,509,383	NOK	684,600	13,387,095
Telecom Italia	8,548,220	24,232,768	Nomura Holdings	1,634,200	28,917,902
UniCredito Italiano	2,798,720	24,049,637	Olympus	85,000	3,654,783
Unipol Gruppo Finanziario	4,810,312	16,455,495	Ricoh	349,800	7,746,818
		141,542,242	Rohm	234,300	20,874,881
Japan—23.1%			Sekisui Chemical	1,919,200	14,231,607
77 Bank	1,373,500	9,273,263	Sekisui House	1,731,800	22,488,796
Aeon	1,596,200	21,824,469	Seven & I Holdings	925,700	24,862,133
Aisin Seiki	61,600	2,327,503	SFCG	33,713	4,745,841
Astellas Pharma	173,200	8,042,147	Sony	136,300	6,524,546
Canon	323,001	18,472,202	SUMCo.	142,600	7,638,736
Central Japan Railway	1,959	22,078,787	Sumitomo Chemical	1,289,600	9,642,662
Chiba Bank	435,000	3,508,097	Sumitomo Electric Industries	146,500	2,345,986
Credit Saison	502,800	13,210,946	Sumitomo Metal Industries	1,065,000	5,410,670
Dentsu	5,479	15,279,611	Sumitomo Mitsui Financial Group	4,446	35,185,519
Diamond Lease	54,680	2,161,069	Sumitomo Trust & Banking	502,000	4,149,977
Funai Electric	59,140	2,607,647	Takeda Pharmaceutical	402,300	27,697,248
Hino Motors	213,600	1,534,582	TDK	42,900	3,664,696
INPEX Holdings	499	4,574,886	Teijin	2,506,800	12,548,234

Mellon International Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Japan (continued)			Sweden (continued)
THK	552,800	11,325,862	Sandvik	170,000	3,457,188
Tokyo Electron	180,300	12,908,684	Skandinaviska Enskilda Banken, Cl. A	222,000	6,695,570
Tokyo Tatemono	138,000	1,826,968	Svenska Cellulosa, Cl. B	468,120	8,111,410
Toyo Suisan Kaisha	114,000	1,993,685	Telefonaktiebolaget LM Ericsson, ADR	60,570	2,253,810
Toyota Motor	349,900	20,290,326	Telefonaktiebolaget LM Ericsson, Cl. B	5,076,900	18,845,594
Urban	217,100	3,685,240	Volvo, Cl. B	337,600	5,837,570
		654,719,065			49,375,868
Netherlands—3.1%			Switzerland—7.6%
ABN AMRO Holding	3,498	162,712	Baloise-Holding	33,080	3,031,421
Aegon	978,186	17,851,142	Ciba Specialty Chemicals	473,252	25,895,660
Akzo Nobel	2,080	163,768	Clariant	527,638 a	7,032,261
ASML Holding	140,500 a	4,161,022	Credit Suisse Group	130,200	8,509,346
Fugro	40,540	2,817,850	Nestle	132,268	57,538,770
Hagemeyer	25,300	107,237	Novartis	977,381	51,579,502
ING Groep	257,800	10,372,018	Roche Holding	50,860	8,841,556
Koninklijke DSM	82,168	4,202,849	Swatch Group	18,748	5,614,312
Koninklijke Philips Electronics	297,600	11,733,980	Swiss Reinsurance	201,181	16,937,175
Koninklijke Philips Electronics			UBS	446,851	23,304,315
(NY Shares)	4,620	182,721	Zurich Financial Services	30,110	8,617,990
Royal Dutch Shell, Cl. A	847,613	32,877,327			216,902,308
Royal KPN	150,300	2,343,414	United Kingdom—21.8%
TNT	7,150	302,087	Anglo American	419,716	24,088,418
Vedior	21,810	495,513	Aviva	394,600	5,640,406
		87,773,640	BAE Systems	222,900	2,078,760
Norway—.3%			Barclays	407,600	5,025,376
DNB NOR	195,300	2,679,063	Barratt Developments	249,400	4,671,420
Orkla	315,100	5,106,864	BP	5,375,644	58,830,255
		7,785,927	British Airways	646,000 a	5,528,723
Singapore—.9%			British Energy Group	1,458,363	13,533,290
DBS Group Holdings	2,057,844	26,927,078	BT Group	983,248	6,262,921
Spain—1.4%			Carnival	2,424	107,323
ACS-Actividades de			Centrica	1,586,000	12,243,289
Construccion y Servicios	103,100	5,666,970	Dairy Crest Group	157,400	2,239,199
Banco Bilbao Vizcaya Argentaria	11,040	254,134	Debenhams	4,623,140	11,208,300
Banco Santander	718,372	13,119,527	Enterprise Inns	256,600	3,331,220
Mapfre	362,400	1,600,284	Firstgroup	160,900	2,110,883
Repsol	314,710	11,357,756	Friends Provident	3,951,658	14,261,335
Repsol YPF, ADR	27,501	988,936	GKN	380,810	2,807,646
Telefonica	243,800	6,054,051	GlaxoSmithKline	1,582,531	41,426,855
		39,041,658	Greene King	158,800	3,179,187
Sweden—1.7%			HBOS	1,408,598	24,953,167
Nordea Bank	274,200	4,174,726	HSBC Holdings	2,620,987	47,585,854

The Funds 43

STATEMENT OF INVESTMENTS (continued)

Mellon International Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares		Value ($)

United Kingdom (continued)			United States—1.5%
International Power	1,041,400	8,497,804	iShares MSCI EAFE Index Fund	184,860		14,496,721
Kelda Group	80,015	1,403,912	PowerShares BLDRS Developed
National Grid	434,900	6,469,385	Markets 100 ADR Index Fund	900,403 b		28,074,566
Old Mutual	7,597,592	24,476,616				42,571,287
Prudential	151,900	2,145,822	Total Common Stocks
			(cost $2,501,483,288)		2,735,290,078

Reckitt Benckiser	65,800	3,582,608
Reed Elsevier	1,384,980	16,644,221	Preferred Stocks—1.1%

Rentokil Initial	6,841,641	23,907,205
Rexam	1,028,446	10,838,036	Germany:
Royal Bank of Scotland Group	5,016,500	57,851,777	Fresenius	94,040		6,923,588
Royal Dutch Shell, Cl. A	234,845	9,119,742	Henkel	372,010		19,170,140
Royal Dutch Shell, Cl. B	319,900	12,450,563	Porsche	2,816		5,033,363
			Total Preferred Stocks
SABMiller	125,020	3,418,689	(cost $27,603,614)			31,127,091

Shire	107,700	2,780,651
Smiths Group	460,990	9,139,987	Other Investment—1.8%

SSL International	241,300	2,147,162
			Registered Investment Company;
Taylor Wimpey	240,704	1,680,591
			Dreyfus Institutional Preferred
Tesco	833,665	7,137,862	Plus Money Market Fund
Trinity Mirror	998,420	9,391,926	(cost $52,350,000)	52,350,000	c	52,350,000

Unilever	1,615,726	50,944,485
Vodafone Group	13,178,658	42,337,101	Total Investments
			(cost $2,581,436,902)	98.9%	2,818,767,169
WPP Group	1,021,680	14,553,525
Xstrata	166,200	9,687,004	Cash and Receivables (Net)	1.1%		31,834,096
		621,720,501	Net Assets	100.0%	2,850,601,265

ADR—American Depository Receipts
a	Non-income producing security.
b	Investment in non-controlled affiliates (cost $27,197,689).
c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Financial	20.9	Insurance	5.5
Consumer Discretionary	11.3	Telecommunication Services	5.3
Industrial	11.0	Information Technology	4.2
Consumer Staples	8.6	Utilities	4.0
Materials	8.6	Other	1.8
Energy	8.5	Index	1.5
Health Care	7.7		98.9

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS
August 31, 2007

Mellon Emerging Markets Fund

Common Stocks—94.2%	Shares	Value ($)		Shares	Value ($)

Argentina—.2%			China (continued)
Petrobras Energia Participaciones, ADR	323,700	3,000,699	Ping An Insurance (Group)
Brazil—9.9%			of China, Cl. H	159,500	1,669,671
Aracruz Celulose, ADR	90,900	5,674,887	Sinotrans, Cl. H	13,835,600	7,628,699
Banco do Brasil	117,300	1,686,135	TPV Technology	13,944,000	8,822,146
Banco Itau Holding Financeira, ADR	126,330	5,499,145	Weiqiao Textile, Cl. H	5,676,900	12,643,117
Banco Nossa Caixa	335,200	5,125,905	Yanzhou Coal Mining, Cl. H	627,000	1,110,307
Braskem, ADR	40,000	730,000			66,496,802
Centrais Eletricas Brasileiras	383,303	4,960,783	Czech Republic—.8%
Cia Brasileira de Distribuicao			CEZ	8,660	459,740
Grupo Pao de Acucar, ADR	371,980	11,951,717	Komercni Banka	51,610	11,246,639
Cia de Bebidas das Americas					11,706,379
(AmBev), ADR (Preferred)	13,500	944,595	Egypt—.3%
Cia de Saneamento Basico			Commercial International Bank	39,500	464,542
do Estado de Sao Paulo	122,618	2,987,634	El Ezz Steel Rebars	478,318	4,115,337
Cia Vale do Rio Doce, ADR	72,280	3,017,690	Telecom Egypt	156,800	467,253
CPFL Energia	165,500	2,962,769			5,047,132
Empresa Brasileira de Aeronautica, ADR	145,510	6,571,232	Hong Kong—5.6%
Gol Linhas Aereas Inteligentes, ADR	64,000	1,403,520	Brilliance China Automotive Holdings	13,467,000 a	3,214,074
Grendene	780,400	9,547,151	Chaoda Modern Agriculture	2,682,000	2,076,496
Perdigao	31,000	603,629	China Mobile	608,700	8,245,013
Petroleo Brasileiro, ADR	700,100	43,294,184	China Netcom Group	2,905,000	7,067,733
Tam, ADR	313,315	7,256,376	China Power International
Tele Norte Leste Participacoes, ADR	827,400	18,277,266	Development	18,269,400	9,147,231
Unibanco—Uniao de Bancos			CNOOC	20,768,900	25,504,292
Brasileiros, GDR	109,770	12,248,137	Cosco Pacific	600,000	1,671,005
Votorantim Celulose e Papel, ADR	262,210	6,130,470	Denway Motors	25,094,700	11,903,429
		150,873,225	Global Bio-Chem Technology Group	17,540,800	7,699,676
Chile—.9%			Shenzhen Investment	1,263,000	1,054,583
Compania Cervecerias Unidas	692,540	5,057,691	Texwinca Holdings	9,845,600	8,089,191
CorpBanca 1,269,584,438		8,435,615			85,672,723
Lan Airlines, ADR	37,000	593,850	Hungary—.5%
		14,087,156	Magyar Telekom Telecommunications	1,387,780	6,965,075
China—4.4%			MOL Hungarian Oil and Gas	5,100	731,320
Anhui Expressway, Cl. H	758,000	650,063	OTP Bank	12,590	636,590
Bank of China, Cl. H	21,773,000	11,348,495			8,332,985
China Petroleum & Chemical, Cl. H	1,833,400	2,019,508	India—7.0%
China Shipping Container Lines, Cl. H	1,278,750	1,003,647	Andhra Bank	1,120,590	2,348,437
China Telecom, Cl. H	13,001,000	7,552,591	Bharat Petroleum	1,635,222	12,509,600
Huaneng Power International, Cl. H	6,592,200	7,620,444	Bharti Airtel	35,200 a	749,182
Industrial & Commercial			GAIL India	568,184	4,321,321
Bank of China, Cl. H	6,289,000	4,150,707
			Grasim Industries	21,700	1,556,403
PetroChina, Cl. H	192,000	277,407

The Funds 45

STATEMENT OF INVESTMENTS (continued)

Mellon Emerging Markets Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

India (continued)			Malaysia (continued)
HCL Technologies	52,300	390,141	RHB Capital	503,300	769,000
Hero Honda Motors	89,088	1,423,021	Sime Darby	4,506,200	12,097,181
Hindalco Industries	755,510	2,928,705	Telekom Malaysia	2,433,200	6,775,296
Hindalco Industries, GDR	2,712,810 b	10,715,600	Tenaga Nasional	1,426,200	4,052,746
Hindustan Petroleum	1,836,472	10,616,020			65,196,672
India Cements	905,320	5,335,008	Mexico—4.7%
Jet Airways India	339,380	6,721,268	Alfa, Cl. A	179,400	1,290,501
Larsen & Toubro	7,870	499,627	America Movil, ADR, Ser. L	21,600	1,305,936
Lupin	27,600	398,855	Cemex (Units)	3,097,525 a	10,035,948
Mahanagar Telephone Nigam	1,319,117	4,585,623	Cemex, ADR	132,880 a	4,290,695
Mahanagar Telephone Nigam, ADR	417,250	2,887,370	Coca-Cola Femsa, ADR	235,611	9,565,807
Oil & Natural Gas	750,651	15,831,481	Controladora Comercial
Reliance Energy	22,298	409,052	Mexicana (Units)	3,811,200	10,606,917
Satyam Computer Services	52,400	576,530	Embotelladoras Arca	685,000	2,546,030
State Bank of India, GDR	187,930 b	17,283,922	Fomento Economico Mexicano, ADR	28,200	982,488
Tata Motors	303,770	5,209,741	Gruma, Cl. B	1,296,200	4,641,498
		107,296,907	Grupo Aeroportuario del Sureste, Cl. B	129,700	646,919
Indonesia—.7%			Grupo Continental	4,617,000	9,835,961
Astra Agro Lestari	421,500	644,286	Kimberly-Clark de Mexico, Cl. A	893,500	3,847,488
Bank Pan Indonesia	6,351,000 a	456,690	Telefonos de Mexico, ADR, Ser. L	334,370	11,816,636
Gudang Garam	5,549,200	5,649,263			71,412,824
Indosat	6,052,100	4,647,340	Philippines—.7%
		11,397,579	ABS-CBN Holdings	1,568,300	1,048,658
Israel—2.3%			Bank of the Philippine Islands	4,401,051	5,747,604
Bank Hapoalim	196,362	923,720	Manila Electric, Cl. B	1,011,100	2,273,840
Bank Leumi Le-Israel	2,063,730	7,956,670	Union Bank of the Philippines	1,358,000	1,578,516
Check Point Software Technologies	77,700 a	1,822,842			10,648,618
Israel Discount Bank, Cl. A	3,469,886 a	7,025,594	Poland—1.1%
Teva Pharmaceutical Industries, ADR	406,640	17,485,520	BRE Bank	7,320 a	1,305,092
		35,214,346	Polish Oil & Gas	348,600	648,870
Malaysia—4.3%			Polski Koncern Naftowy Orlen	227,480 a	4,656,023
AMMB Holdings	3,583,700	4,441,884	Telekomunikacja Polska	1,418,477	10,975,949
Bumiputra-Commerce Holdings	250,000	778,238			17,585,934
Digi.Com	187,700	1,082,833	Russia—5.7%
Gamuda	1,006,900	2,156,719	Cherepovets MK Severstal, GDR	117,730 b	1,964,502
Kuala Lumpur Kepong	336,700	1,057,747	Gazprom, ADR	1,052,500	43,593,498
Malayan Banking	6,977,900	23,116,847	LUKOIL, ADR	389,950	28,856,300
PLUS Expressways	958,200	870,220	Mechel, ADR	15,100	657,303
Resorts World	7,369,700	7,997,961	MMC Norilsk Nickel, ADR	13,979	3,118,946

Mellon Emerging Markets Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Russia (continued)			South Korea (continued)
Mobile Telesystems, ADR	15,900	1,051,944	Jusung Engineering	30,800 a	750,350
Surgutneftegaz, ADR	67,500	4,218,075	Kookmin Bank	306,363	24,881,724
VTB Bank	383,300 a,b	3,583,855	Kookmin Bank, ADR	13,680	1,114,236
		87,044,423	Korea Electric Power	334,665	15,009,902
South Africa—7.1%			Korea Exchange Bank	275,030	4,373,452
ABSA Group	31,100	566,037	KT	89,490	4,252,573
Aspen Pharmacare Holdings	1,747,183 a	8,600,389	KT & G	7,900	601,233
Bidvest Group	216,915	4,274,635	KT, ADR	586,830	13,978,291
Ellerine Holdings	968,644	10,161,624	Kumho Tire	769,710	13,045,816
Investec	60,640	679,287	LG Chem	5,500	572,807
JD Group	618,488	5,964,455	LG Electronics	136,397	10,486,280
Metropolitan Holdings	285,300	591,335	LG.Philips LCD	19,300 a	820,892
Mittal Steel South Africa	75,587	1,289,258	Lotte Shopping	51,893	19,455,808
Murray & Roberts Holdings	58,700	616,535	Nong Shim	21,905	5,603,573
Nampak	3,732,237	10,641,179	POSCO	35,205	21,618,815
Nedbank Group	1,123,240	21,153,961	S-Oil	57,279	4,625,135
Remgro	33,600	861,672	Samsung Electronics	69,312	43,901,187
Sanlam	3,008,551	8,968,888	Samsung SDI	59,767	3,930,875
Sappi	727,087	11,406,781	Shinhan Financial Group	169,212	10,394,171
Sasol	303,293	12,105,439	SK Energy	8,037 a	1,100,724
Steinhoff International Holdings	2,533,586	8,144,302	SK Holdings	3,282	506,417
Telkom SA	50,689	1,243,103	SK Telecom	16,642	3,662,942
Tiger Brands	22,300	582,138	SK Telecom, ADR	517,510	14,164,249
Truworths International	172,999	796,448	Woori Finance Holdings	31,300	713,255
		108,647,466			283,470,709
South Korea—18.5%			Taiwan—13.7%
Cheil Industries	1,985	108,765	Asia Cement	1,617,913	2,267,421
GS Engineering & Construction	12,461	1,970,886	Asustek Computer	212,000	635,754
Hana Financial Group	232,194	10,998,916	Chi Mei Optoelectronics	801,560	815,262
Hanwha Chemical	182,652	4,800,023	China Motor	7,298,414	6,490,273
Honam Petrochemical	7,040	1,088,193	Chinatrust Financial Holding	14,963,458	11,231,018
Hynix Semiconductor	38,155 a	1,376,609	Chunghwa Telecom, ADR	1,064,124	18,643,446
Hyundai Department Store	32,572	3,695,312	Compal Electronics	20,440,434	22,821,828
Hyundai Development	44,535	3,994,000	D-Link	313,140	688,810
Hyundai Heavy Industries	4,613	1,839,284	First Financial Holding	20,969,065	14,475,447
Hyundai Mobis	161,855	17,472,931	Fubon Financial Holding	4,701,000	4,061,776
Hyundai Motor	199,600	14,808,458	Hung Poo Real Estate Development	644,380	682,703
Hyundai Steel	11,051	887,651	MediaTek	99,750	1,703,942
Industrial Bank of Korea	39,500	864,974	Mega Financial Holding	8,752,000	5,455,535

The Funds 47

STATEMENT OF INVESTMENTS (continued)

Mellon Emerging Markets Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Taiwan (continued)			Thailand (continued)
Merry Electronics Co.	12,614	42,946	Thai Airways International	5,167,400	6,935,802
Nan Ya Printed Circuit Board	642,000	4,169,407	Thai Oil	232,900	587,512
Nien Hsing Textile	2,056,000	1,432,048	Thai Union Frozen Products	3,933,000	2,948,047
Nien Made Enterprises	118,704	145,359			50,277,740
Powerchip Semiconductor	11,756,393	5,802,886	Turkey—2.2%
Powertech Technology	152,950	614,613	Petrol Ofisi	361,693	1,597,584
ProMOS Technologies	1,175,000	364,773	Tupras Turkiye Petrol Rafine	33,000	754,148
Quanta Computer	12,510,216	20,452,522	Turk Sise ve Cam Fabrikalari	1,147,050	4,802,137
Radiant Opto-Electronics	4,194,152	6,509,561	Turkcell Iletisim Hizmetleri	1,828,500	13,273,410
SinoPac Financial Holdings	35,520,225	16,826,331	Turkiye Is Bankasi, Cl. C	2,817,695	13,744,326
Taiwan Cement	784,758	1,006,687			34,171,605
Taiwan Semiconductor			United Kingdom—.1%
Manufacturing	1,921,008	3,667,555	JKX Oil & Gas	270,250	2,098,639
Taiwan Semiconductor			United States—.2%
Manufacturing, ADR	600,129	5,953,280	iShares MSCI Emerging
Tatung	12,715,000 a	5,963,155	Markets Index Fund	26,100 c	3,496,095
Tong Yang Industry	460,480	542,821	Total Common Stocks
United Microelectronics	66,955,391	37,497,086	(cost $1,091,378,024)	1,442,907,534

Wistron	557,771	1,022,700
Yageo	18,818,960	7,245,243	Preferred Stocks—2.7%

Yuanta Financial Holding	876,355 a	498,688	Brazil:
		209,730,876	Brasil Telecom	149,500	1,314,545
Thailand—3.3%			Braskem, Cl. A	1,081,300	9,976,313
Bangkok Bank	2,504,600	9,059,945	Centrais Eletricas Brasileiras, Cl. B	449,910	5,549,909
Charoen Pokphand Foods	49,188,700	6,989,719	Cia de Tecidos do Norte
Delta Electronics Thai	956,700	624,534	de Minas—Coteminas	1,204,160	7,427,024
Electricity Generating	108,400	379,409	Cia Energetica de Minas Gerais	272,702	5,254,427
Italian-Thai Development	14,888,500 a	2,966,486	Cia Paranaense de Energia, Cl. B	86,800	1,415,843
Kasikornbank	4,126,200	9,632,205	Cia Vale do Rio Doce, Cl. A	66,700	2,760,750
Krung Thai Bank	23,550,400	8,102,402	Klabin	35,500	104,593
Siam Commercial Bank	347,900	801,301	Petroleo Brasileiro	16,800	447,018
Siam Makro	492,400	1,250,378	Telemig Celular Participacoes	206,885	6,116,493

Mellon Emerging Markets Fund (continued)

Preferred Stocks (continued)	Shares	Value ($)	Investment for Securities of Cash Loaned— Collateral .2% Shares		Value ($)

Brazil (continued):			Registered Investment Company;
Usinas Siderurgicas de Minas Gerais, Cl. A 31,800		1,894,416	Dreyfus Institutional Cash
Total Preferred Stocks			Advantage Plus Fund
(cost $23,157,592)		42,261,331	(cost $3,135,600)	3,135,600 d	3,135,600

Other Investment—.2%			Total Investments

			(cost $1,120,171,216)	97.3%	1,490,804,465
Registered Investment Company;
Dreyfus Institutional Preferred			Cash and Receivables (Net)	2.7%	41,065,325
Plus Money Market Fund			Net Assets	100.0%	1,531,869,790
(cost $2,500,000)	2,500,000 d	2,500,000

ADR—American Depository Receipts
GDR—Global Depository Receipts
a Non-income producing security.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2007, these securities amounted to $33,547,879 or 2.2% of net assets.
c All or a portion of this security is on loan.At August 31, 2007, the total market value of the fund’s security on loan is $3,134,430 and the total market value of the collateral held by the fund is $3,135,600.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Financial	20.3	Industrial	5.2
Energy	15.4	Utilities	4.4
Information Technology	12.3	Health Care	1.7
Consumer Discretionary	11.8	Money Market Investments	.4
Telecommunication Services	11.3	Index	.2
Materials	8.1
Consumer Staples	6.2		97.3

† Based on net assets.
See notes to financial statements.

The Funds 49

STATEMENT OF INVESTMENTS
August 31, 2007

Mellon Balanced Fund

Common Stocks—38.4%	Shares	Value ($)		Shares	Value ($)

Consumer Discretionary—3.4%			Financial—7.2%
Coach	14,680 a	653,700	American Express	35,380	2,073,976
Family Dollar Stores	22,770	666,706	American International Group	36,956	2,439,096
Johnson Controls	9,460	1,069,926	Bank of America	66,361	3,363,175
McDonald’s	27,880	1,373,090	CIT Group	24,970	938,123
News, Cl. B	85,230	1,852,900	Citigroup	41,266	1,934,550
NIKE, Cl. B	20,800	1,171,872	CME Group	2,730	1,514,604
Omnicom Group	26,560	1,352,701	Fannie Mae	24,470	1,605,477
Ross Stores	21,310	593,057	Goldman Sachs Group	9,350	1,645,694
Starwood Hotels			Hartford Financial Services Group	13,850	1,231,404
& Resorts Worldwide	19,450	1,188,784	JPMorgan Chase & Co.	55,302	2,462,045
Target	21,910	1,444,526	T. Rowe Price Group	22,400	1,149,568
TJX Cos.	37,070	1,130,264	Travelers Cos.	32,350	1,634,969
		12,497,526	U.S. Bancorp	2 b	65
Consumer Staples—3.5%			Wachovia	41,487	2,032,033
Altria Group	52,920	3,673,177	Wells Fargo & Co.	58,410	2,134,301
Coca-Cola Enterprises	50,950	1,213,629			26,159,080
CVS	31,700	1,198,894	Health Care—4.1%
Kroger	62,720	1,667,098	Baxter International	28,350	1,552,446
PepsiCo	24,280	1,651,768	Becton, Dickinson & Co.	10,070	774,786
Procter & Gamble	31,105	2,031,468	CIGNA	24,690	1,275,979
Wal-Mart Stores	27,280	1,190,226	Covidien	7,602 a	302,787
		12,626,260	Hospira	29,380 a	1,135,537
Energy—4.4%			Medtronic	22,250	1,175,690
Chesapeake Energy	41,230 b	1,330,080	Merck & Co.	18,600	933,162
Chevron	26,190	2,298,434	Pfizer	100,460	2,495,426
ConocoPhillips	41,050	3,361,585	Schering-Plough	90,490	2,716,510
Devon Energy	1	75	Thermo Fisher Scientific	29,760 a	1,613,885
ENSCO International	28,110	1,524,124	Zimmer Holdings	12,960 a	1,015,157
Exxon Mobil	8,260	708,130			14,991,365
Hess	18,490	1,134,731	Industrial—3.5%
Marathon Oil	25,300	1,363,417	Cooper Industries, Cl. A	13,850	708,704
National Oilwell Varco	21,710 a	2,778,880	Eaton	18,830	1,774,163
XTO Energy	25,296	1,375,091	Emerson Electric	15,580	767,003
		15,874,547	General Electric	93,410	3,630,847

Mellon Balanced Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Industrial (continued)			Information Technology (continued)
Goodrich	17,080	1,078,773	Oracle	92,410 a	1,874,075
L-3 Communications Holdings	18,260	1,798,793	QUALCOMM	42,280	1,686,549
Textron	26,860	1,567,012	Research In Motion	16,650 a	1,422,077
Tyco International	7,602	335,704	Texas Instruments	54,170	1,854,781
United Technologies	10,440	779,137			28,906,151
US Airways Group	12,100 a	374,495	Materials—1.3%
		12,814,631	Air Products & Chemicals	21,870	1,968,519
Information Technology—8.0%			Allegheny Technologies	13,090	1,301,015
Amphenol, Cl. A	30,280	1,093,411	Cia Vale do Rio Doce (CVRD), ADR	26,770	1,320,564
Apple	14,280 a	1,977,494			4,590,098
Broadcom, Cl. A	24,880 a	858,360	Telecommunication Services—1.8%
Cisco Systems	90,460 a	2,887,483	AT & T	84,457	3,367,301
Cognizant Technology			Sprint Nextel	2	38
Solutions, Cl. A	27,160 a	1,996,532	Verizon Communications	75,630	3,167,384
EMC/Massachusetts	95,820 a	1,883,821			6,534,723
Google, Cl. A	3,560 a	1,834,290	Utilities—1.2%
Hewlett-Packard	51,990	2,565,707	Exelon	21,800	1,540,606
Intel	86,110	2,217,333	Sempra Energy	50,100	2,757,003
McAfee	29,680 a	1,061,060			4,297,609
Microsoft	80,580	2,315,063	Total Common Stocks
National Semiconductor	52,360 b	1,378,115	(cost $106,672,993)		139,291,990

The Funds 51

STATEMENT OF INVESTMENTS (continued)

Mellon Balanced Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes—39.6%	Rate (%)	Date	Amount ($)	Value ($)

Application Software—.2%
Intuit, Sr. Unscd. Notes	5.40	3/15/12	710,000	707,036
Asset—Backed Ctfs.—.7%
AEP Texas Central Transition Funding, Ser. 2006-A, Cl. A-4	5.17	1/1/20	1,075,000	1,047,495
Caterpillar Financial Asset Trust, Ser. 2005-A, Cl. A4	4.10	6/25/10	755,000	749,283
MP Environmental Funding, Ser. 2007-A, Cl. A1	4.98	7/15/16	780,000	765,804
				2,562,582
Asset-Backed Ctfs./Auto Receivables—1.3%
Franklin Auto Trust, Ser. 2007-1, Cl. A4	5.03	2/16/15	860,000	847,844
Harley-Davidson Motorcycle Trust, Ser. 2005-3, Cl. A2	4.41	6/15/12	275,000	271,733
Harley-Davidson Motorcycle Trust, Ser. 2007-1, Cl. A4	5.21	6/17/13	440,000	438,278
Honda Auto Receivables Owner Trust, Ser. 2006-3, Cl. A4	5.11	4/15/12	955,000	952,911
Household Automotive Trust, Ser. 2007-1, Cl. A4	5.33	11/17/13	495,000	493,007
Hyundai Auto Receivables Trust, Ser. 2006-B, Cl. A4	5.15	5/15/13	550,000	549,484
Nissan Auto Lease Trust, Ser. 2006-A, Cl. A4	5.10	7/16/12	1,145,000	1,138,749
				4,692,006
Asset-Backed Ctfs./Equipment—.2%
CIT Equipment Collateral, Ser. 2006-VT2, Cl. A4	5.05	4/20/14	195,000	195,590
CNH Equipment Trust, Ser. 2005-A, Cl. A4B	4.29	6/15/12	385,000	381,419
				577,009
Automotive, Trucks & Parts—.3%
Johnson Controls, Sr. Notes	5.25	1/15/11	1,080,000	1,088,344
Bank & Finance—3.0%
Agua Caliente Band of Cahuilla Indians, Scd. Notes	6.08	10/1/16	400,000 c	395,592
Agua Caliente Band of Cahuilla Indians, Scd. Notes	6.44	10/1/16	455,000 c	454,431
AXA Financial, Sr. Notes	7.75	8/1/10	840,000	898,540
Bank of America, Sub. Notes	5.49	3/15/19	1,000,000	956,737
Bear Stearns Cos., Notes	4.50	10/28/10	980,000	930,192
Caterpillar Financial Services, Unscd. Notes	5.05	12/1/10	730,000	730,593
CIT Group, Sr. Notes	5.40	3/7/13	600,000	537,413
Countrywide Home Loan, Gtd. Notes	5.63	7/15/09	430,000	406,625
Countrywide Home Loan, Gtd. Notes, Ser. H	6.25	4/15/09	220,000	212,537
HSBC Finance, Notes	5.00	6/30/15	420,000	395,388
HSBC Holdings, Sub. Notes	6.50	5/2/36	500,000	514,822
International Lease Finance, Notes	5.75	6/15/11	855,000	858,276
J.P. Morgan & Co., Sub. Notes	6.25	1/15/09	750,000	759,056
John Deere Capital, Notes	7.00	3/15/12	680,000	730,551
Morgan Stanley, Sub. Notes	4.75	4/1/14	1,185,000	1,109,293
PNC Funding, Bank Gtd. Notes	4.50	3/10/10	900,000	886,300
				10,776,346

Mellon Balanced Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Building & Construction—.2%
CRH America, Gtd. Notes	5.30	10/15/13	615,000	593,669
Commercial & Professional Services—.4%
Seminole Tribe of Florida, Notes	5.80	10/1/13	1,465,000 c	1,476,508
Commercial Mortgage Pass-Through Ctfs.—2.1%
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2006-CD2, Cl. A3	5.61	1/15/46	690,000 d	686,179
Citigroup/Deutsche Bank Commercial
Mortgage, Ser. 2007-CD4, Cl. A2B	5.21	12/11/49	455,000	449,289
Credit Suisse Mortgage Capital Certificates,
Ser. 2007-C2, Cl. A2	5.45	1/15/49	660,000 d	657,505
CWCapital Cobalt, Ser. 2007-C2, Cl. A2	5.33	4/15/47	705,000	699,005
Four Times Square Trust, Ser. 2006-4TS, Cl. A	5.40	12/13/28	2,000,000 c	1,913,866
JP Morgan Chase Commercial Mortgage
Securities, Ser. 2007-CB19, Cl. A2	5.82	2/12/49	1,180,000 d	1,189,388
LB Commercial Conduit Mortgage Trust, Ser. 2007-C3, Cl. A2	5.84	7/15/44	985,000 d	989,066
LB-UBS Commercial Mortgage Trust, Ser. 2007-C2, Cl. A2,	5.30	2/15/40	620,000	614,672
Merrill Lynch/Countrywide Commericial
Mortgage, Ser. 2007-6, Cl. A2	5.33	3/12/51	560,000	554,828
				7,753,798
Food & Beverages—.2%
Diageo Finance, Gtd. Notes	5.50	4/1/13	590,000	593,951
Foreign/Governmental—.4%
Hydro-Quebec, Gov’t. Gtd. Bonds, Ser. IF	8.00	2/1/13	325,000	372,063
United Mexican States, Notes	5.63	1/15/17	825,000	826,650
United Mexican States, Notes	6.63	3/3/15	185,000	197,025
				1,395,738
Health Care—.1%
Aetna, Sr. Unsub. Notes	5.75	6/15/11	545,000	557,132
Industrials—.8%
Devon Financing, Gtd. Notes	6.88	9/30/11	600,000	635,146
Emerson Electric, Notes	4.75	10/15/15	670,000	637,234
International Business Machines, Unscd. Debs.	7.00	10/30/25	650,000	720,831
Oracle, Unscd. Notes	5.00	1/15/11	1,000,000	995,816
				2,989,027
Media & Telecommunications—1.4%
British Sky Broadcasting, Gtd. Notes	6.88	2/23/09	600,000	615,539
Cisco Systems, Sr. Unscd. Notes	5.50	2/22/16	800,000	798,107
Comcast, Gtd. Notes	5.90	3/15/16	1,045,000	1,036,162
News America Holdings, Gtd. Debs.	7.60	10/11/15	665,000	741,646
SBC Communications, Sr. Unscd. Notes	5.88	8/15/12	695,000	707,498

The Funds 53

STATEMENT OF INVESTMENTS (continued)

Mellon Balanced Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Media & Telecommunications (continued)
Time Warner, Gtd. Debs.	6.50	11/15/36	660,000	635,417
Verizon Communications, Sr. Unscd. Notes	5.55	2/15/16	615,000	606,114
				5,140,483
Real Estate Investment Trusts—.4%
ERP Operating, Notes	6.95	3/2/11	750,000	783,482
Simon Property Group, Unscd. Notes	5.75	5/1/12	750,000	750,389
				1,533,871
Residential Mortgage Pass-Through Ctfs.—.3%
Washington Mutual, Ser. 2003-S4, Cl. 4A1	4.00	2/25/32	145,252	140,724
Washington Mutual, Ser. 2004-AR9, Cl. A6	4.15	8/25/34	845,000 d	825,775
				966,499
Retailing—.3%
Wal-Mart Stores, Sr. Unscd. Notes	6.50	8/15/37	1,105,000	1,136,865
Telecommunications—.3%
AT&T, Unscd. Notes	6.50	9/1/37	420,000	421,592
Sprint Capital, Gtd. Notes	6.90	5/1/19	715,000	728,207
				1,149,799
U.S. Government Agencies—3.4%
Federal Farm Credit Banks, Bonds	5.25	9/13/10	635,000	645,177
Federal Home Loan Banks, Bonds	5.40	10/23/09	805,000	805,667
Federal Home Loan Banks, Bonds	5.65	4/20/22	1,175,000	1,168,293
Federal Home Loan Mortgage Corp., Notes	5.38	1/9/14	440,000	440,893
Federal Home Loan Mortgage Corp., Notes	5.40	2/2/12	700,000	705,178
Federal Home Loan Mortgage Corp., Notes	5.40	3/2/12	850,000	854,439
Federal Home Loan Mortgage Corp., Notes	5.50	3/22/22	660,000	658,741
Federal Home Loan Mortgage Corp., Notes	5.75	5/23/11	845,000	851,182
Federal Home Loan Mortgage Corp., Notes	5.90	6/15/22	1,175,000	1,188,159
Federal National Mortgage Association, Notes	5.20	11/8/10	715,000	715,429
Federal National Mortgage Association, Notes	5.25	3/5/14	2,030,000	2,032,058
Federal National Mortgage Association, Notes	5.38	4/11/22	1,010,000	983,980
Federal National Mortgage Association, Notes	5.75	6/9/11	755,000	757,994
Federal National Mortgage Association, Notes	6.63	10/15/07	405,000	405,581
				12,212,771
U.S. Government Agencies/Mortgage-Backed—14.6%
Federal Home Loan Mortgage Corp.:
4.50%, 3/1/21			3,171,223	3,045,358
5.00%, 10/1/18			911,698	893,255
5.08%, 10/1/35			1,101,071 d	1,083,015
5.50%, 3/1/35—1/1/37			2,309,205	2,257,275
5.76%, 4/1/37			1,312,807 d	1,311,414
5.95%, 5/1/37			1,242,337 d	1,239,971
7.00%, 8/1/29—8/1/36			647,921	666,573

Mellon Balanced Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Government Agencies/Mortgage-Backed (continued)
Federal National Mortgage Association:
3.96%, 3/1/35			915,411 d	915,796
4.50%, 8/1/20			9,179	8,817
4.50%, 1/1/36			1,384,675	1,282,550
4.57%, 3/1/35			337,156 d	326,263
4.93%, 9/1/35			1,086,364 d	1,064,053
5.00%, 11/1/19			400,346	391,650
5.03%, 10/1/35			921,300 d	906,362
5.50%, 7/1/35—4/1/37			14,143,988	13,826,259
5.72%, 4/1/37			1,176,219 d	1,167,782
5.99%, 5/1/37			1,355,390 d	1,366,191
6.00%, 3/1/27—5/1/37			3,644,626	3,647,223
6.04%, 8/1/37			2,034,774 d	2,030,663
6.50%, 3/1/37—8/1/37			4,893,842 e	4,968,221
7.00%, 6/1/32			185,610	192,451
7.50%, 7/1/32			127,336	132,832
Government National Mortgage Association I:
5.00%, 11/15/34—3/15/36			4,329,437 e	4,175,046
5.50%, 2/15/36			1,167,852	1,148,176
6.00%, 10/15/08—7/15/34			1,756,331	1,767,376
7.00%, 5/15/23—11/15/23			290,604	303,327
8.00%, 2/15/08			8,167	8,175
9.00%, 12/15/09			106,901	108,515
Government National Mortgage Association II
5.00%, 1/20/37			2,637,988	2,526,348
				52,760,937
U.S. Government Securities—9.0%
U.S. Treasury Bonds	4.50	2/15/36	4,280,000 b	4,058,313
U.S. Treasury Inflation Protected Securities, Bonds	2.38	1/15/27	1,337,865 b,f	1,331,854
U.S. Treasury Inflation Protected Securities, Notes	2.38	1/15/17	1,337,865 b,f	1,336,766
U.S. Treasury Notes	4.00	11/15/12	3,840,000 b	3,794,101
U.S. Treasury Notes	4.13	8/15/10	950,000 b	949,036
U.S. Treasury Notes	4.25	1/15/11	910,000 b	911,991
U.S. Treasury Notes	4.25	11/15/13	865,000 b	862,365
U.S. Treasury Notes	4.50	5/15/10	1,945,000 b	1,962,324
U.S. Treasury Notes	4.50	5/15/17	4,160,000 b	4,143,751
U.S. Treasury Notes	4.63	8/31/11	3,925,000 b	3,982,957
U.S. Treasury Notes	4.63	2/29/12	8,705,000 b	8,841,024
U.S. Treasury Notes	4.63	11/15/16	140,000 b	140,941
U.S. Treasury Notes	4.75	8/15/17	475,000	482,942
				32,798,365
Total Bonds and Notes
(cost $143,611,382)				143,462,736
The Funds 55

STATEMENT OF INVESTMENTS (continued)

Mellon Balanced Fund (continued)

			Investment of Cash Collateral
Other Investment—21.9%	Shares	Value ($)	for Securities Loaned—8.0%	Shares	Value ($)

Registered Investment Company;			Registered Investment Company;
Dreyfus Institutional Preferred			Dreyfus Institutional Cash
Plus Money Market Fund	1,525,000 g	1,525,000	Advantage Plus Fund
Mellon Emerging Markets Fund	557,312 h	13,603,981	(cost $28,938,362)	28,938,362 g	28,938,362

Mellon International Fund	1,819,561 h	31,951,498	Total Investments
Mellon Mid Cap Stock Fund	1,507,637 h	21,393,373	(cost $343,857,879)	107.9%	390,882,507
Mellon Small Cap Stock Fund	723,048 h	10,715,567	Liabilities, Less Cash
Total Other Investment			and Receivables	(7.9%)	(28,541,066)
(cost $64,635,142)		79,189,419	Net Assets	100.0%	362,341,441

ADR—American Depository Receipts
a Non-income producing security.
b All or a portion of these securities are on loan.At August 31, 2007, the total market value of the fund’s securities on loan is $30,788,974 and the total market value of the collateral held by the fund is $32,481,751, consisting of cash collateral of $28,938,362 and U.S. Government and agency securities valued at $3,543,389.
c Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2007, these securities amounted to $4,240,397 or 1.2% of net assets.
d Variable rate security—interest rate subject to periodic change.
e Purchased on a delayed delivery basis.
f Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
g Investment in affiliated money market mutual fund.
h Investment in affiliated mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

U.S. Government & Agencies	27.0	Consumer Staples	3.5
Affiliated Mutual Funds	21.5	Industrial	3.5
Money Market Investments	8.4	Consumer Discretionary	3.4
Information Technology	8.0	Telecommunication Services	1.8
Corporate Bonds	7.6	Materials	1.3
Financial	7.2	Utilities	1.2
Asset/Mortgage-Backed	4.6	Foreign/Governmental	.4
Energy	4.4
Health Care	4.1		107.9

† Based on net assets.
See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2007

	Mellon	Mellon	Mellon	Mellon
	Large Cap	Income	Mid Cap	Small Cap
	Stock Fund	Stock Fund	Stock Fund	Stock Fund

Assets ($):
Investments in securities—
See Statement of Investments †
(including securities on loan) ††—Note 2(b):
Unaffiliated issuers	1,955,643,353	414,815,971	1,726,796,550	665,435,568
Affiliated issuers	12,512,000	1,209,000	401,841,432	9,683,000
Cash	—	—	—	119,515
Receivable for investment securities sold	12,874,492	5,056,851	60,038,586	—
Dividends and interest receivable	2,706,222	764,789	930,893	261,836
Receivable for shares of Beneficial Interest subscribed	1,397,944	—	751,784	1,036,638
Prepaid expenses	26,561	20,190	40,809	22,114
	1,985,160,572	421,866,801	2,190,400,054	676,558,671

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(c)	1,088,155	244,319	1,146,729	491,494
Due to Administrator—Note 4(a)	211,459	45,315	186,892	72,522
Cash overdraft due to Custodian	849,017	543,510	5,149,670	—
Liability for securities on loan—Note 2(b)	—	—	388,054,432	—
Payable for investment securities purchased	—	3,734,920	47,240,211	—
Payable for shares of Beneficial Interest redeemed	767,162	666,989	1,045,969	374,353
Interest payable—Note 3	972	246	—	—
Accrued expenses	57,713	46,438	56,251	41,300
	2,974,478	5,281,737	442,880,154	979,669

Net Assets ($)	1,982,186,094	416,585,064	1,747,519,900	675,579,002

Composition of Net Assets ($):
Paid-in capital	1,258,326,270	276,611,480	1,265,060,096	523,650,078
Accumulated undistributed investment income—net	440,468	146,199	5,455,543	258,045
Accumulated net realized gain (loss) on investments	268,297,647	60,431,388	245,878,522	83,526,701
Accumulated net unrealized appreciation
(depreciation) on investments	455,121,709	79,395,997	231,125,739	68,144,178

Net Assets ($)	1,982,186,094	416,585,064	1,747,519,900	675,579,002

Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,970,482,289	414,866,223	1,708,746,578	670,237,867
Shares Outstanding	170,482,452	39,098,523	120,414,551	45,220,720
Net Asset Value Per Share ($)	11.56	10.61	14.19	14.82

Investor Shares
Net Assets ($)	11,703,805	1,718,841	35,138,513	5,341,135
Shares Outstanding	1,010,280	161,039	2,497,655	368,385
Net Asset Value Per Share ($)	11.58	10.67	14.07	14.50

Dreyfus Premier Shares
Net Assets ($)	—	—	3,634,809	—
Shares Outstanding	—	—	268,855	—
Net Asset Value Per Share ($)	—	—	13.52	—

† Investments at cost ($):
Unaffiliated issuers	1,500,521,644	335,419,974	1,495,670,811	597,291,390
Affiliated issuers	12,512,000	1,209,000	401,841,432	9,683,000
†† Value of securities on loan ($)	—	—	372,336,405	—

See notes to financial statements.

The Funds 57

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	Mellon	Mellon	Mellon	Mellon
	U.S. Core Equity	International	Emerging	Balanced
	130/30 Fund	Fund	Markets Fund	Fund

Assets ($):
Investments in securities—
See Statement of Investments †
(including securities on loan) ††—Note 2(b):
Unaffiliated issuers	33,829,203	2,766,417,169	1,485,168,865	282,754,726
Affiliated issuers	—	52,350,000	5,635,600	108,127,781
Cash	1,472,640	6,161,601	5,157,851	—
Cash denominated in foreign currencies †††	—	18,026,959	29,915,369	—
Receivable from brokers for proceeds
on securities sold short	1,119,967	—	—	—
Receivable for investment securities sold	903,190	25,048,864	8,716,194	6,940,086
Receivable for shares of Beneficial Interest subscribed	160,000	1,303,984	325,706	4,000
Paydowns receivable	—	—	—	58,659
Unrealized appreciation on foreign currency
exchange contracts—Note 2(e)	—	719	6,763	—
Dividends and interest receivable	38,957	8,707,604	5,605,131	1,441,956
Prepaid expenses	31,573	30,148	23,248	15,274
Due from The Dreyfus Corporation
and affiliates—Note 4(c)	17,501	—	—	—
	37,573,031	2,878,047,048	1,540,554,727	399,342,482

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(c)	—	2,783,973	2,328,216	152,324
Due to Administrator—Note 4(a)	1,789	305,150	162,156	30,541
Due to Broker	18,125	—	—	—
Cash overdraft due to Custodian	—	—	—	344,239
Securities sold short, at value (proceeds $7,299,221)
—See Statement of Securities Sold Short	7,332,629	—	—	—
Payable for investment securities purchased	4,106,280	23,970,502	2,716,262	6,306,844
Liability for securities on loan—Note 2(b)	—	—	3,135,600	28,938,362
Payable for shares of Beneficial Interest redeemed	—	292,846	287,236	1,163,119
Dividends payable on securities sold short	12,774	—	—	—
Unrealized depreciation on foreign currency
exchange contracts—Note 2(e)	—	9,637	10,676	—
Accrued expenses	27,646	83,675	44,791	65,612
	11,499,243	27,445,783	8,684,937	37,001,041

Net Assets ($)	26,073,788	2,850,601,265	1,531,869,790	362,341,441

	Mellon	Mellon	Mellon	Mellon
	U.S. Core Equity	International	Emerging	Balanced
	130/30 Fund	Fund	Markets Fund	Fund

Composition of Net Assets ($):
Paid-in capital	25,575,517	2,277,492,136	882,523,973	281,994,881
Accumulated undistributed
investment income—net	—	42,795,763	12,083,750	2,211,763
Accumulated net realized gain (loss) on investments	(58,612)	292,920,369	266,647,980	31,110,169
Accumulated net unrealized appreciation
(depreciation) on investments	—	—	—	47,024,628
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions	—	237,392,997	370,614,087	—
Accumulated net unrealized appreciation (depreciation)
on investments and securities sold short	556,883	—	—	—

Net Assets ($)	26,073,788	2,850,601,265	1,531,869,790	362,341,441

Net Asset Value Per Share
Class M Shares
Net Assets ($)	26,063,680	2,836,967,529	1,521,023,606	358,067,861
Shares Outstanding	2,062,453	161,534,203	62,279,573	27,741,357
Net Asset Value Per Share ($)	12.64	17.56	24.42	12.91

Investor Shares
Net Assets ($)	10,107.82	13,633,736	10,846,184	4,273,580
Shares Outstanding	800	745,473	440,910	329,861
Net Asset Value Per Share ($)	12.63	18.29	24.60	12.96

† Investments at cost ($):
Unaffiliated issuers	33,238,912	2,529,086,902	1,114,535,616	250,284,375
Affiliated issuers	—	52,350,000	5,635,600	93,573,504
†† Value of securities on loan ($)	—	—	3,134,430	30,788,974
††† Cash denominated in foreign currencies (cost) ($)	—	18,025,046	29,984,497	—

See notes to financial statements.

The Funds 59

STATEMENTS OF OPERATIONS
Year Ended August 31, 2007

	Mellon	Mellon	Mellon	Mellon
	Large Cap	Income	Mid Cap	Small Cap
	Stock Fund	Stock Fund	Stock Fund	Stock Fund

Investment Income ($):
Income:
Cash dividends (net of $130,234, $6,178, $23,943 and
$6,371 foreign taxes withheld at source, respectively):
Unaffiliated issuers	29,614,241	11,191,320	20,761,954	5,389,819
Affiliated issuers	428,198	334,529	1,115,474	1,127,056
Income from securities lending	20,136	9,130	576,191	364,435
Total Income	30,062,575	11,534,979	22,453,619	6,881,310
Expenses:
Investment advisory fees—Note 4(a)	12,564,644	2,861,657	12,783,013	5,722,719
Administration fees—Note 4(a)	2,485,173	566,173	2,191,124	865,740
Custodian fees—Note 4(c)	124,458	32,716	115,005	59,822
Trustees’ fees and expenses—Note 4(d)	77,314	18,625	70,217	24,043
Interest expense—Note 3	32,630	4,152	—	5,066
Registration fees	27,115	26,415	41,347	26,642
Shareholder servicing costs—Note 4(c)	26,944	4,640	110,079	16,059
Auditing fees	21,026	30,775	23,661	25,535
Legal fees	10,598	3,933	10,438	6,171
Prospectus and shareholders’ reports	9,072	6,544	44,772	9,507
Distribution fees—Note 4(b)	—	—	37,144	—
Miscellaneous	41,324	18,611	40,684	22,166
Total Expenses	15,420,298	3,574,241	15,467,484	6,783,470
Less—reduction in custody fees due to
earnings credits—Note 2(b)	(47,800)	—	(4,616)	(10,799)
Net Expenses	15,372,498	3,574,241	15,462,868	6,772,671
Investment Income—Net	14,690,077	7,960,738	6,990,751	108,639

Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	289,295,291	64,683,917	267,156,006	111,126,355
Net unrealized appreciation
(depreciation) on investments	(28,034,523)	(21,599,065)	(13,565,718)	(31,334,249)
Net Realized and Unrealized
Gain (Loss) on Investments	261,260,768	43,084,852	253,590,288	79,792,106
Net Increase in Net Assets
Resulting from Operations	275,950,845	51,045,590	260,581,039	79,900,745

See notes to financial statements.

	Mellon	Mellon	Mellon	Mellon
	U.S. Core Equity	International	Emerging	Balanced
	130/30 Funda	Fund	Markets Fund	Fund

Investment Income ($):
Income:
Cash dividends (net of $6,377,204, $5,127,543
and $9,221 foreign taxes withheld at source for
Mellon International Fund, Mellon Emerging Markets
Fund and Mellon Balanced Fund, respectively):
Unaffiliated issuers	41,948	70,596,084	35,307,706	2,939,368
Affiliated issuers	—	2,528,735	1,083,281	154,160
Interest	—	632,254	79,694	7,149,404
Income from securities lending	—	—	11,655	38,278
Total Income	41,948	73,757,073	36,482,336	10,281,210
Expenses:
Investment advisory fees—Note 4(a)	11,185	23,536,968	16,487,063	1,593,024
Auditing fees	18,500	31,343	29,076	32,323
Interest expense—Note 3	18,125	—	—	1,677
Dividends on securities sold short	13,767	—	—	—
Custodian fees—Note 4(c)	6,500	2,460,464	2,986,612	38,450
Prospectus and shareholders’ reports	4,458	11,032	8,850	6,710
Registration fees	3,533	38,064	28,050	28,140
Trustees’ fees and expenses—Note 4(d)	2,405	100,596	61,590	11,845
Administration fees—Note 4(a)	1,790	3,559,728	1,843,042	357,903
Legal fees	600	21,667	8,105	6,108
Shareholder servicing costs—Note 4(c)	72	26,184	25,372	11,785
Miscellaneous	1,168	94,357	59,251	31,886
Total Expenses	82,103	29,880,403	21,537,011	2,119,851
Less—expense reimbursement from Mellon
Fund Advisers due to undertaking—Note 4(a)	(35,529)	—	—	—
Less—reduction in custody fees due to
earnings credits—Note 2(b)	—	(77,482)	(44,360)	(386)
Net Expenses	46,574	29,802,921	21,492,651	2,119,465
Investment Income (Loss)—Net	(4,626)	43,954,152	14,989,685	8,161,745

Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	—	—	—	22,659,964
Net realized gain distributions from affiliated issuers				12,284,212
Net realized gain (loss) on investments
and foreign currency transactions	—	360,696,612	299,185,030	—
Net realized gain (loss) on foreign
currency exchange contracts	—	620,369	(493,489)	—
Net realized gain (loss) on investments:
Long transactions	(30,842)	—	—	—
Short sale transactions	(27,770)	—	—	—
Net Realized Gain (Loss)	(58,612)	361,316,981	298,691,541	34,944,176
Net unrealized appreciation (depreciation) on investments	—	—	—	(2,011,921)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	—	(79,730,236)	125,896,899	—
Net unrealized appreciation (depreciation) on
investments and securities sold short	556,883	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	498,271	281,586,745	424,588,440	32,932,255
Net Increase in Net Assets Resulting from Operations	493,645	325,540,897	439,578,125	41,094,000

a From August 1, 2007 (commencement of operations) to August 31, 2007.
See notes to financial statements.

The Funds 61

STATEMENT OF CASH FLOWS
Period Ended August 31, 2007

Mellon U.S. Core Equity 130/30 Fund a

Cash Flows from Operating Activities ($):
Operating expenses paid	(6,880)
Paid from The Dreyfus Corporation	6,843	(37)

Cash Flows from Investing Activities ($):
Purchases of portfolio securities	(33,203,233)
Proceeds from sales of portfolio securities	3,136,569
Dividends received	2,991
Proceeds from securities sold short	6,117,199	(23,946,474)

Cash Flows from Financing Activites ($):
Net Beneficial Interest transactions	25,420,143
Interest and loan fees paid	(992)	25,419,151
Increase in cash		1,472,640
Cash at beginning of period		—
Cash at end of period		1,472,640

Reconciliation of Net Increase in Net Assets Resulting from
Operations to Net Cash Used by Operating Activities ($):
Net increase in Net Assets Resulting from Operations		493,645

Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities ($):
Increase in dividends payable on securities sold short		12,774
Increase in administrative and accrued expenses		29,435
Increase in other net liabilities		713
Increase in due from The Dreyfus Corporation		(17,501)
Net realized losses on investments		58,612
Net unrealized depreciation on investments		(556,883)
Increase in dividends and interest receivable		(20,832)
Net Cash Used by Operating Activities		(37)

a From August 1, 2007 (commencement of operations) to August 31, 2007.
See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Mellon Large Cap Stock Fund		Mellon Income Stock Fund

	Year Ended August 31,		Year Ended August 31,

	2007	2006	2007	2006

Operations ($):
Investment income—net	14,690,077	17,183,072	7,960,738	8,751,797
Net realized gain (loss) on investments	289,295,291	84,329,469	64,683,917	34,438,855
Net unrealized appreciation (depreciation) on investments	(28,034,523)	5,117,502	(21,599,065)	(4,004,283)
Net Increase (Decrease) in Net Assets
Resulting from Operations	275,950,845	106,630,043	51,045,590	39,186,369

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(14,513,891)	(17,152,472)	(7,708,280)	(8,749,583)
Investor Shares	(52,457)	(42,030)	(25,719)	(24,022)
Net realized gain on investments:
Class M Shares	(42,915,907)	—	(35,419,719)	(9,670,958)
Investor Shares	(216,079)	—	(127,542)	(28,099)
Total Dividends	(57,698,334)	(17,194,502)	(43,281,260)	(18,472,662)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	226,642,767	227,413,998	76,012,981	78,557,547
Investor Shares	6,833,158	4,226,744	410,294	656,596
Dividends reinvested:
Class M Shares	33,600,082	1,206,136	24,078,831	7,494,364
Investor Shares	240,358	32,810	135,866	45,116
Cost of shares redeemed:
Class M Shares	(273,005,675)	(285,249,914)	(114,219,942)	(80,409,607)
Investor Shares	(4,111,344)	(847,400)	(331,362)	(393,552)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(9,800,654)	(53,217,626)	(13,913,332)	5,950,464
Total Increase (Decrease) in Net Assets	208,451,857	36,217,915	(6,149,002)	26,664,171

Net Assets ($):
Beginning of Period	1,773,734,237	1,737,516,322	422,734,066	396,069,895
End of Period	1,982,186,094	1,773,734,237	416,585,064	422,734,066
Undistributed investment income—net	440,468	384,274	146,199	35,757

Capital Share Transactions (Shares):
Class M Shares
Shares sold	20,318,937	22,366,604	7,139,757	7,761,439
Shares issued for dividends reinvested	3,073,298	118,321	2,326,716	748,557
Shares redeemed	(24,279,996)	(28,107,503)	(10,762,331)	(7,940,178)
Net Increase (Decrease) in Shares Outstanding	(887,761)	(5,622,578)	(1,295,858)	569,818

Investor Shares
Shares sold	611,162	413,292	38,623	65,043
Shares issued for dividends reinvested	21,855	3,219	12,989	4,454
Shares redeemed	(361,527)	(83,751)	(30,537)	(39,039)
Net Increase (Decrease) in Shares Outstanding	271,490	332,760	21,075	30,458

See notes to financial statements.

The Funds 63

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Mellon Mid Cap Stock Fund		Mellon Small Cap Stock Fund

	Year Ended August 31,		Year Ended August 31,

	2007	2006	2007	2006

Operations ($):
Investment income (loss)—net	6,990,751	8,084,607	108,639	(591,158)
Net realized gain (loss) on investments	267,156,006	228,981,377	111,126,355	71,023,155
Net unrealized appreciation (depreciation) on investments	(13,565,718)	(100,460,056)	(31,334,249)	(33,113,943)
Net Increase (Decrease) in Net Assets
Resulting from Operations	260,581,039	136,605,928	79,900,745	37,318,054

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(7,932,371)	(585,388)	—	—
Investor Shares	(86,011)	—	—	—
Net realized gain on investments:
Class M Shares	(234,597,218)	(183,047,381)	(95,370,568)	(112,398,890)
Investor Shares	(4,769,554)	(3,294,507)	(978,502)	(769,072)
Dreyfus Premier Shares	(828,723)	(913,807)	—	—
Total Dividends	(248,213,877)	(187,841,083)	(96,349,070) (113,167,962)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	281,940,037	322,007,128	139,163,228	101,252,534
Investor Shares	12,902,810	8,472,498	3,514,777	2,946,956
Dreyfus Premier Shares	25,446	147,986	—	—
Dividends reinvested:
Class M Shares	150,145,577	107,706,446	61,106,520	67,324,425
Investor Shares	4,570,406	2,983,174	810,943	596,667
Dreyfus Premier Shares	715,679	777,852	—	—
Cost of shares redeemed:
Class M Shares	(296,418,896)	(278,084,760)	(181,135,260)	(223,780,728)
Investor Shares	(12,668,316)	(6,511,212)	(5,292,529)	(1,129,701)
Dreyfus Premier Shares	(3,237,779)	(2,595,296)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	137,974,964	154,903,816	18,167,679	(52,789,847)
Total Increase (Decrease) in Net Assets	150,342,126	103,668,661	1,719,354	(128,639,755)

Net Assets ($):
Beginning of Period	1,597,177,774	1,493,509,113	673,859,648	802,499,403
End of Period	1,747,519,900	1,597,177,774	675,579,002	673,859,648
Undistributed investment income—net	5,455,543	7,567,899	258,045	51,992

	Mellon Mid Cap Stock Fund		Mellon Small Cap Stock Fund

	Year Ended August 31,		Year Ended August 31,

	2007	2006	2007	2006

Capital Share Transactions:
Class M Shares
Shares sold	20,373,901	22,066,592	9,447,857	6,380,370
Shares issued for dividends reinvested	11,348,872	7,821,451	4,297,223	4,506,320
Shares redeemed	(20,747,563)	(19,058,661)	(11,874,638)	(13,970,075)
Net Increase (Decrease) in Shares Outstanding	10,975,210	10,829,382	1,870,442	(3,083,385)

Investor Shares a
Shares sold	905,663	591,786	236,350	192,832
Shares issued for dividends reinvested	347,893	217,911	57,630	40,562
Shares redeemed	(905,828)	(454,932)	(362,914)	(72,487)
Net Increase (Decrease) in Shares Outstanding	347,728	354,765	(68,934)	160,907

Dreyfus Premier Shares a
Shares sold	1,928	10,363	—	—
Shares issued for dividends reinvested	56,351	58,271	—	—
Shares redeemed	(238,498)	(181,194)	—	—
Net Increase (Decrease) in Shares Outstanding	(180,219)	(112,560)	—	—

a During the period ended August 31, 2007, 148,230 Dreyfus Premier shares of Mellon Mid Cap Stock Fund representing $2,024,244 were automatically converted to 143,127
Investor shares and during the period ended August 31, 2006, 108,175 Dreyfus Premier shares of Mellon Mid Cap Stock Fund representing $1,561,197 were automatically converted to 105,560 Investor shares.
See notes to financial statements.

The Funds 65

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Mellon U.S. Core Equity	Mellon International Fund

	130/30 Fund	Year Ended August 31,

	Period Ended August 31, 2007a	2007	2006

Operations ($):
Investment income (loss)—net	(4,626)	43,954,152	36,507,576
Net realized gain (loss) on investments	(58,612)	361,316,981	306,648,753
Net unrealized appreciation (depreciation) on investments	556,883	(79,730,236)	72,503,118
Net Increase (Decrease) in Net Assets Resulting from Operations	493,645	325,540,897	415,659,447

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	—	(42,865,752)	(27,155,610)
Investor Shares	—	(135,397)	(45,673)
Net realized gain on investments:
Class M Shares	—	(297,965,799)	(176,523,230)
Investor Shares	—	(1,072,533)	(348,562)
Total Dividends	—	(342,039,481) (204,073,075)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	25,975,600	499,791,572	582,805,627
Investor Shares	10,000	13,554,606	6,503,433
Dividends reinvested:
Class M Shares	—	194,224,145	109,449,364
Investor Shares	—	915,648	206,346
Cost of shares redeemed:
Class M Shares	(405,457)	(375,343,055)	(225,815,006)
Investor Shares	—	(10,052,185)	(1,591,384)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	25,580,143	323,090,731	471,558,380
Total Increase (Decrease) in Net Assets	26,073,788	306,592,147	683,144,752

Net Assets ($):
Beginning of Period	—	2,544,009,118	1,860,864,366
End of Period	26,073,788	2,850,601,265	2,544,009,118
Undistributed investment income—net	—	42,795,763	39,052,729

Capital Share Transactions (Shares):
Class M Shares
Shares sold	2,094,556	28,452,070	34,440,251
Shares issued for dividends reinvested	—	11,512,990	6,993,570
Shares redeemed	(32,103)	(21,099,016)	(13,428,309)
Net Increase (Decrease) in Shares Outstanding	2,062,453	18,866,044	28,005,512

Investor Shares
Shares sold	800	731,940	373,162
Shares issued for dividends reinvested	—	52,026	12,698
Shares redeemed	—	(541,199)	(90,283)
Net Increase (Decrease) in Shares Outstanding	800	242,767	295,577

a From August 1, 2007 (commencement of operations) to August 31, 2007.
See notes to financial statements.

	Mellon Emerging Markets Fund		Mellon Balanced Fund

	Year Ended August 31,		Year Ended August 31,

	2007	2006	2007	2006

Operations ($):
Investment income—net	14,989,685	17,026,075	8,161,745	7,418,245
Net realized gain (loss) on investments	298,691,541	376,972,112	34,944,176	37,961,981
Net unrealized appreciation (depreciation) on investments	125,896,899	(68,009,693)	(2,011,921)	(20,507,005)
Net Increase (Decrease) in Net Assets
Resulting from Operations	439,578,125	325,988,494	41,094,000	24,873,221

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(11,143,002)	(25,892,407)	(8,588,393)	(7,961,970)
Investor Shares	(55,920)	(106,816)	(87,689)	(58,159)
Net realized gain on investments:
Class M Shares	(373,891,351)	(174,327,322)	(37,309,689)	(6,270,562)
Investor Shares	(2,695,847)	(817,032)	(410,941)	(45,032)
Total Dividends	(387,786,120)	(201,143,577)	(46,396,712)	(14,335,723)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	229,712,148	199,962,686	18,552,789	21,172,287
Investor Shares	8,957,255	10,192,455	2,627,739	2,513,568
Dividends reinvested:
Class M Shares	241,635,492	109,209,202	32,351,111	5,584,354
Investor Shares	2,299,129	440,610	450,228	92,706
Cost of shares redeemed:
Class M Shares	(314,129,360)	(459,201,910)	(29,698,540)	(46,635,878)
Investor Shares	(12,212,487)	(3,990,490)	(2,475,801)	(801,560)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	156,262,177	(143,387,447)	21,807,526	(18,074,523)
Total Increase (Decrease) in Net Assets	208,054,182	(18,542,530)	16,504,814	(7,537,025)

Net Assets ($):
Beginning of Period	1,323,815,608	1,342,358,138	345,836,627	353,373,652
End of Period	1,531,869,790	1,323,815,608	362,341,441	345,836,627
Undistributed investment income—net	12,083,750	10,406,756	2,211,763	576,124

Capital Share Transactions (Shares):
Class M Shares
Shares sold	10,259,259	8,262,933	1,442,105	1,624,227
Shares issued for dividends reinvested	11,695,813	4,884,132	2,608,038	432,096
Shares redeemed	(13,164,193)	(18,620,208)	(2,286,103)	(3,573,242)
Net Increase (Decrease) in Shares Outstanding	8,790,879	(5,473,143)	1,764,040	(1,516,919)

Investor Shares
Shares sold	378,468	422,462	201,131	193,250
Shares issued for dividends reinvested	110,323	19,583	35,958	7,117
Shares redeemed	(525,054)	(164,864)	(189,290)	(62,403)
Net Increase (Decrease) in Shares Outstanding	(36,263)	277,181	47,799	137,964

See notes to financial statements.

The Funds 67

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each Mellon equity fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

			Class M Shares

			Year Ended August 31,

Mellon Large Cap Stock Fund	2007	2006	2005	2004	2003 a

Per Share Data ($):
Net asset value, beginning of period	10.31	9.79	8.74	8.16	7.77
Investment Operations:
Investment income—net b	.09	.10	.11	.07	.06
Net realized and unrealized
gain (loss) on investments	1.49	.52	1.05	.58	.39
Total from Investment Operations	1.58	.62	1.16	.65	.45
Distributions:
Dividends from investment income—net	(.08)	(.10)	(.11)	(.07)	(.06)
Dividends from net realized gain on investments	(.25)	—	—	—	—
Total Distributions	(.33)	(.10)	(.11)	(.07)	(.06)
Net asset value, end of period	11.56	10.31	9.79	8.74	8.16

Total Return (%)	15.60	6.32	13.27	7.95	5.76

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.80	.80	.81	.81
Ratio of net expenses to average net assets	.79	.80	.80	.81	.81
Ratio of net investment income to average net assets	.76	.96	1.13	.77	.83
Portfolio Turnover Rate	77.46	19.08	23.49	43.52	56.96

Net Assets, end of period ($ x 1,000)	1,970,482	1,766,105	1,733,531	1,545,002	1,479,855

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
b Based on average shares outstanding at each month end.
See notes to financial statements.

			Investor Shares

			Year Ended August 31,

Mellon Large Cap Stock Fund	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	10.33	9.82	8.76	8.16	7.77
Investment Operations:
Investment income—net a	.06	.07	.08	.06	.04
Net realized and unrealized
gain (loss) on investments	1.50	.51	1.06	.58	.39
Total from Investment Operations	1.56	.58	1.14	.64	.43
Distributions:
Dividends from investment income—net	(.06)	(.07)	(.08)	(.04)	(.04)
Dividends from net realized gain on investments	(.25)	—	—	—	—
Total Distributions	(.31)	(.07)	(.08)	(.04)	(.04)
Net asset value, end of period	11.58	10.33	9.82	8.76	8.16

Total Return (%)	15.29	5.95	13.08	7.88	5.50

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05	1.06	1.05	1.06	1.07
Ratio of net expenses to average net assets	1.04	1.06	1.05	1.06	1.07
Ratio of net investment incometo average net assets	.51	.72	.87	.59	.56
Portfolio Turnover Rate	77.46	19.08	23.49	43.52	56.96

Net Assets, end of period ($ x 1,000)	11,704	7,629	3,985	3,356	2,121

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Funds 69

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares

			Year Ended August 31,

Mellon Income Stock Fund	2007	2006	2005	2004	2003 a

Per Share Data ($):
Net asset value, beginning of period	10.43	9.92	9.50	8.56	8.24
Investment Operations:
Investment income—net b	.19	.22	.21	.16	.12
Net realized and unrealized
gain (loss) on investments	1.04	.75	1.27	1.09	.37
Total from Investment Operations	1.23	.97	1.48	1.25	.49
Distributions:
Dividends from investment income—net	(.19)	(.22)	(.20)	(.17)	(.12)
Dividends from net realized gain on investments	(.86)	(.24)	(.86)	(.14)	(.05)
Total Distributions	(1.05)	(.46)	(1.06)	(.31)	(.17)
Net asset value, end of period	10.61	10.43	9.92	9.50	8.56

Total Return (%)	12.11	10.00	16.23	14.68	6.19

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.81	.82	.83	.83
Ratio of net expenses to average net assets	.81	.81	.82	.83	.83
Ratio of net investment income to average net assets	1.81	2.14	2.12	1.75	1.48
Portfolio Turnover Rate	62.06	40.75	34.61	52.47	12.82

Net Assets, end of period ($ x 1,000)	414,866	421,266	394,977	274,881	271,085

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
b Based on average shares outstanding at each month end.
See notes to financial statements.

			Investor Shares

			Year Ended August 31,

Mellon Income Stock Fund	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	10.49	9.98	9.53	8.58	8.25
Investment Operations:
Investment income—net a	.17	.19	.18	.14	.10
Net realized and unrealized
gain (loss) on investments	1.04	.75	1.29	1.08	.38
Total from Investment Operations	1.21	.94	1.47	1.22	.48
Distributions:
Dividends from investment income—net	(.17)	(.19)	(.16)	(.13)	(.10)
Dividends from net realized gain on investments	(.86)	(.24)	(.86)	(.14)	(.05)
Total Distributions	(1.03)	(.43)	(1.02)	(.27)	(.15)
Net asset value, end of period	10.67	10.49	9.98	9.53	8.58

Total Return (%)	11.78	9.68	16.00	14.26	6.03

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06	1.06	1.07	1.08	1.09
Ratio of net expenses to average net assets	1.06	1.06	1.07	1.08	1.09
Ratio of net investment income to average net assets	1.55	1.92	1.88	1.49	1.21
Portfolio Turnover Rate	62.06	40.75	34.61	52.47	12.82

Net Assets, end of period ($ x 1,000)	1,719	1,468	1,092	756	1,080

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Funds 71

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares

			Year Ended August 31,

Mellon Mid Cap Stock Fund	2007	2006	2005	2004	2003 a

Per Share Data ($):
Net asset value, beginning of period	14.26	14.80	12.29	11.07	9.92
Investment Operations:
Investment income—net b	.06	.08	.04	.04	.05
Net realized and unrealized
gain (loss) on investments	2.17	1.21	3.33	1.21	1.13
Total from Investment Operations	2.23	1.29	3.37	1.25	1.18
Distributions:
Dividends from investment income—net	(.08)	(.01)	(.04)	(.03)	(.03)
Dividends from net realized gain on investments	(2.22)	(1.82)	(.82)	—	—
Total Distributions	(2.30)	(1.83)	(.86)	(.03)	(.03)
Net asset value, end of period	14.19	14.26	14.80	12.29	11.07

Total Return (%)	16.76	9.14	28.41	11.33	11.94

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.91	.91	.91	.92
Ratio of net expenses to average net assets	.90	.91	.91	.91	.92
Ratio of net investment income to average net assets	.42	.51	.26	.34	.47
Portfolio Turnover Rate	112.31	93.33	83.57	69.03	67.97

Net Assets, end of period ($ x 1,000)	1,708,747	1,560,575	1,458,952	1,159,657	1,073,837

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
b Based on average shares outstanding at each month end.
See notes to financial statements.

			Investor Shares

			Year Ended August 31,

Mellon Mid Cap Stock Fund	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	14.16	14.73	12.24	11.03	9.90
Investment Operations:
Investment income—net a	.02	.04	.00b	.01	.02
Net realized and unrealized
gain (loss) on investments	2.15	1.21	3.32	1.21	1.13
Total from Investment Operations	2.17	1.25	3.32	1.22	1.15
Distributions:
Dividends from investment income—net	(.04)	—	(.01)	(.01)	(.02)
Dividends from net realized gain on investments	(2.22)	(1.82)	(.82)	—	—
Total Distributions	(2.26)	(1.82)	(.83)	(.01)	(.02)
Net asset value, end of period	14.07	14.16	14.73	12.24	11.03

Total Return (%)	16.44	8.93	28.05	11.02	11.66

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15	1.15	1.15	1.16	1.20
Ratio of net expenses to average net assets	1.15	1.15	1.15	1.16	1.20
Ratio of net investment income to average net assets	.16	.26	.02	.10	.19
Portfolio Turnover Rate	112.31	93.33	83.57	69.03	67.97

Net Assets, end of period ($ x 1,000)	35,139	30,433	26,445	21,810	18,117

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
See notes to financial statements.

The Funds 73

FINANCIAL HIGHLIGHTS (continued)

			Dreyfus Premier Shares

			Year Ended August 31,

Mellon Mid Cap Stock Fund	2007	2006	2005	2004	2003 a

Per Share Data ($):
Net asset value, beginning of period	13.74	14.44	12.09	10.96	9.81
Investment Operations:
Investment (loss)—net b	(.07)	(.07)	(.09)	(.08)	(.06)
Net realized and unrealized
gain (loss) on investments	2.07	1.19	3.26	1.21	1.21
Total from Investment Operations	2.00	1.12	3.17	1.13	1.15
Distributions:
Dividends from net realized gain on investments	(2.22)	(1.82)	(.82)	—	—
Net asset value, end of period	13.52	13.74	14.44	12.09	10.96

Total Return (%)	15.58	8.13	27.11	10.31	11.72c

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.90	1.90	1.88	1.91	1.95c
Ratio of net expenses to average net assets	1.90	1.90	1.88	1.91	1.95c
Ratio of net investment (loss) to average net assets	(.53)	(.48)	(.71)	(.65)	(.58)c
Portfolio Turnover Rate	112.31	93.33	83.57	69.03	67.97

Net Assets, end of period ($ x 1,000)	3,635	6,170	8,113	9,682	14,996

a From the close of business on September 6, 2002 (date the fund began offering Dreyfus Premier shares) to August 31, 2003.
b Based on average shares outstanding at each month end.
c Not annualized.
See notes to financial statements.

			Class M Shares

			Year Ended August 31,

Mellon Small Cap Stock Fund	2007	2006	2005	2004	2003 a

Per Share Data ($):
Net asset value, beginning of period	15.39	17.18	14.92	13.17	10.95
Investment Operations:
Investment income (loss)—net b	.00c	(.01)	(.01)	(.02)	(.00)c
Net realized and unrealized
gain (loss) on investments	1.83	.80	2.66	1.77	2.22
Total from Investment Operations	1.83	.79	2.65	1.75	2.22
Distributions:
Dividends from net realized gain on investments	(2.40)	(2.58)	(.39)	—	—
Net asset value, end of period	14.82	15.39	17.18	14.92	13.17

Total Return (%)	12.53	5.04	17.86	13.29	20.27

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01	1.01	1.01	1.02	1.04
Ratio of net expenses to average net assets	1.00	1.01	1.01	1.02	1.03
Ratio of net investment income (loss) to average net assets	.02	(.08)	(.07)	(.11)	(.02)
Portfolio Turnover Rate	167.04	108.79	148.54	91.71	91.99

Net Assets, end of period ($ x 1,000)	670,238	667,241	797,808	747,637	558,172

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
See notes to financial statements.

The Funds 75

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares

			Year Ended August 31,

Mellon Small Cap Stock Fund	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	15.13	16.97	14.78	13.08	10.90
Investment Operations:
Investment (loss)—net a	(.03)	(.05)	(.05)	(.05)	(.03)
Net realized and unrealized
gain (loss) on investments	1.80	.79	2.63	1.75	2.21
Total from Investment Operations	1.77	.74	2.58	1.70	2.18
Distributions:
Dividends from net realized gain on investments	(2.40)	(2.58)	(.39)	—	—
Net asset value, end of period	14.50	15.13	16.97	14.78	13.08

Total Return (%)	12.33	4.78	17.55	13.00	20.00

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.26	1.26	1.26	1.26	1.29
Ratio of net expenses to average net assets	1.25	1.26	1.26	1.26	1.28
Ratio of net investment (loss) to average net assets	(.23)	(.35)	(.33)	(.35)	(.27)
Portfolio Turnover Rate	167.04	108.79	148.54	91.71	91.99

Net Assets, end of period ($ x 1,000)	5,341	6,618	4,692	3,310	3,578

a Based on average shares outstanding at each month end.
See notes to financial statements.

	Class M Shares	Investor Shares

Mellon U.S. Core Equity 130/30 Fund	Period Ended August 31, 2007a	Period Ended August 31, 2007a

Per Share Data ($):
Net asset value, beginning of period	12.50	12.50
Investment Operations:
Investment (loss)—net b,c	(.00)	(.00)
Net realized and unrealized
gain (loss) on investments	.14	.13
Total from Investment Operations	.14	.13
Net asset value, end of period	12.64	12.63

Total Return (%) d	1.12	1.04

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets d	.50	.50
Ratio of net expenses to average net assets d	.28	.28
Ratio of net investment (loss) to average net assets d	(.03)	(.03)
Portfolio Turnover Rate d	11.94	11.94

Net Assets, end of period ($ x 1,000)	26,064	10

a	From August 1, 2007 (commencement of operations) to August 31, 2007.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Not annualized.
See notes to financial statements.

The Funds 77

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares

			Year Ended August 31,

Mellon International Fund	2007	2006	2005	2004	2003 a

Per Share Data ($):
Net asset value, beginning of period	17.77	16.20	14.29	11.77	11.03
Investment Operations:
Investment income—net b	.28	.28	.22	.20	.20
Net realized and unrealized
gain (loss) on investments	1.92	3.02	2.52	2.51	.68
Total from Investment Operations	2.20	3.30	2.74	2.71	.88
Distributions:
Dividends from investment income—net	(.30)	(.23)	(.20)	(.19)	(.14)
Dividends from net realized gain on investments	(2.11)	(1.50)	(.63)	—	—
Total Distributions	(2.41)	(1.73)	(.83)	(.19)	(.14)
Net asset value, end of period	17.56	17.77	16.20	14.29	11.77

Total Return (%)	12.93	21.86	19.51	23.15	8.19

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.08	1.10	1.09	1.11	1.12
Ratio of net expenses to average net assets	1.08	1.10	1.09	1.10	1.05
Ratio of net investment income to average net assets	1.59	1.68	1.40	1.46	1.99
Portfolio Turnover Rate	72.83	70.02	44.92	45.60	36.52

Net Assets, end of period ($ x 1,000)	2,836,968	2,534,753	1,857,398	1,265,004	820,568

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
b Based on average shares outstanding at each month end.
See notes to financial statements.

			Investor Shares

			Year Ended August 31,

Mellon International Fund	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	18.41	16.74	14.74	12.13	11.34
Investment Operations:
Investment income—net a	.23	.26	.24	.49	.13
Net realized and unrealized
gain (loss) on investments	2.03	3.11	2.55	2.20	.78
Total from Investment Operations	2.26	3.37	2.79	2.69	.91
Distributions:
Dividends from investment income—net	(.27)	(.20)	(.16)	(.08)	(.12)
Dividends from net realized gain on investments	(2.11)	(1.50)	(.63)	—	—
Total Distributions	(2.38)	(1.70)	(.79)	(.08)	(.12)
Net asset value, end of period	18.29	18.41	16.74	14.74	12.13

Total Return (%)	12.73	21.49	19.24	22.28	8.24

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.33	1.36	1.34	1.35	1.36
Ratio of net expenses to average net assets	1.32	1.36	1.34	1.35	1.30
Ratio of net investment income to average net assets	1.26	1.50	1.50	2.63	1.10
Portfolio Turnover Rate	72.83	70.02	44.92	45.60	36.52

Net Assets, end of period ($ x 1,000)	13,634	9,256	3,466	900	308

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Funds 79

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares

			Year Ended August 31,

Mellon Emerging Markets Fund	2007	2006	2005	2004	2003 a

Per Share Data ($):
Net asset value, beginning of period	24.53	22.69	17.98	14.92	12.33
Investment Operations:
Investment income—net b	.25	.29	.32	.25	.22
Net realized and unrealized
gain (loss) on investments	7.18	4.96	6.09	3.16	2.77
Total from Investment Operations	7.43	5.25	6.41	3.41	2.99
Distributions:
Dividends from investment income—net	(.22)	(.44)	(.12)	(.12)	(.12)
Dividends from net realized gain on investments	(7.32)	(2.97)	(1.58)	(.23)	(.28)
Total Distributions	(7.54)	(3.41)	(1.70)	(.35)	(.40)
Net asset value, end of period	24.42	24.53	22.69	17.98	14.92

Total Return (%)	35.81	24.59	36.62	22.93	25.18

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.50	1.52	1.51	1.51	1.61
Ratio of net expenses to average net assets	1.50	1.52	1.51	1.50	1.35
Ratio of net investment income to average net assets	1.05	1.18	1.52	1.39	1.77
Portfolio Turnover Rate	60.72	49.06	42.97	46.36	26.43

Net Assets, end of period ($ x 1,000)	1,521,024	1,312,055	1,337,801	1,001,344	526,049

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
b Based on average shares outstanding at each month end.
See notes to financial statements.

			Investor Shares

			Year Ended August 31,

Mellon Emerging Markets Fund	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	24.65	22.79	18.08	15.00	12.38
Investment Operations:
Investment income—net a	.15	.26	.30	.17	.17
Net realized and unrealized
gain (loss) on investments	7.27	4.96	6.09	3.22	2.82
Total from Investment Operations	7.42	5.22	6.39	3.39	2.99
Distributions:
Dividends from investment income—net	(.15)	(.39)	(.10)	(.08)	(.09)
Dividends from net realized gain on investments	(7.32)	(2.97)	(1.58)	(.23)	(.28)
Total Distributions	(7.47)	(3.36)	(1.68)	(.31)	(.37)
Net asset value, end of period	24.60	24.65	22.79	18.08	15.00

Total Return (%)	35.52	24.29	36.26	22.68	24.99

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.75	1.78	1.72	1.84	1.85
Ratio of net expenses to average net assets	1.74	1.78	1.72	1.83	1.60
Ratio of net investment income to average net assets	.65	1.07	1.48	1.14	1.12
Portfolio Turnover Rate	60.72	49.06	42.97	46.36	26.43

Net Assets, end of period ($ x 1,000)	10,846	11,761	4,557	3,424	313

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Funds 81

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares

			Year Ended August 31,

Mellon Balanced Fund	2007	2006	2005	2004	2003 a

Per Share Data ($):
Net asset value, beginning of period	13.17	12.79	11.56	10.79	10.28
Investment Operations:
Investment income—net b	.29	.27	.22	.20	.25
Net realized and unrealized
gain (loss) on investments	1.21	.64	1.25	.78	.51
Total from Investment Operations	1.50	.91	1.47	.98	.76
Distributions:
Dividends from investment income—net	(.32)	(.30)	(.24)	(.21)	(.25)
Dividends from net realized gain on investments	(1.44)	(.23)	—	—	—
Total Distributions	(1.76)	(.53)	(.24)	(.21)	(.25)
Net asset value, end of period	12.91	13.17	12.79	11.56	10.79

Total Return (%)	12.09	7.22	12.78	9.13	7.68

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.58	.60	.58	.59	.62
Ratio of net expenses to average net assets	.58	.60	.58	.59	.62
Ratio of net investment income to average net assets	2.26	2.10	1.81	1.77	2.41
Portfolio Turnover Rate	89.78c	64.43c	62.64c	61.77c	83.22

Net Assets, end of period ($ x 1,000)	358,068	342,110	351,525	342,326	348,402

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
b Based on average shares outstanding at each month end.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2007,August 31, 2006,August 31, 2005 and August 31, 2004 were
75.75%, 61.53%, 45.79% and 55.45%, respectively.
See notes to financial statements.

			Investor Shares

			Year Ended August 31,

Mellon Balanced Fund	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	13.21	12.83	11.57	10.79	10.27
Investment Operations:
Investment income—net a	.26	.24	.18	.17	.23
Net realized and unrealized
gain (loss) on investments	1.21	.63	1.26	.77	.51
Total from Investment Operations	1.47	.87	1.44	.94	.74
Distributions:
Dividends from investment income—net	(.28)	(.26)	(.18)	(.16)	(.22)
Dividends from net realized gain on investments	(1.44)	(.23)	—	—	—
Total Distributions	(1.72)	(.49)	(.18)	(.16)	(.22)
Net asset value, end of period	12.96	13.21	12.83	11.57	10.79

Total Return (%)	11.73	6.93	12.55	8.76	7.52

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86	.85	.85	.85	.87
Ratio of net expenses to average net assets	.86	.85	.85	.85	.87
Ratio of net investment income to average net assets	1.98	1.86	1.45	1.45	2.13
Portfolio Turnover Rate	89.78b	64.43b	62.64b	61.77b	83.22

Net Assets, end of period ($ x 1,000)	4,274	3,727	1,848	665	431

a Based on average shares outstanding at each month end.
b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2007,August 31, 2006,August 31, 2005 and August 31, 2004 were
75.75%, 61.53%, 45.79% and 55.45%, respectively.
See notes to financial statements.

The Funds 83

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of seventeen series including the following diversified equity funds and balanced fund: Mellon Large Cap Stock Fund, Mellon Income Stock Fund, Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon U.S. Core Equity 130/30 Fund, Mellon International Fund, Mellon Emerging Markets Fund and Mellon Balanced Fund (each, a “fund” and collectively, the “funds”). Mellon U.S. Core Equity 130/30 Fund commenced operations on August 1, 2007. Mellon Large Cap Stock Fund, Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund and Mellon U.S. Core Equity 130/30 Fund seek capital appreciation and Mellon Income Stock Fund seeks total return (consisting of capital appreciation and income). Mellon International Fund and Mellon Emerging Markets Fund seek long-term capital growth. Mellon Balanced Fund seeks long-term growth of principal in conjunction with current income.

Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), serves as each fund’s investment adviser (“Investment Adviser”). Mellon Bank, N.A. (“Mellon Bank”), an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services. Dreyfus was a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). On July 1, 2007, Mellon Financial and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund and in the Dreyfus Premier class shares of Mellon Mid Cap Stock Fund. Dreyfus Premier shares of Mellon Mid Cap Stock Fund are subject to a contingent deferred sales charge (“CDSC”) imposed on redemptions of Dreyfus Premier shares made within six years of purchase and automatically convert to Investor class shares after six years. Mellon Mid Cap Stock Fund no longer offers Dreyfus Premier shares, except in connection with dividend reinvestment and permitted exchanges of Dreyfus Premier shares. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class, the shareholder services plan applicable to the Investor shares and Dreyfus Premier shares and the Rule 12b-1 plan applicable to the Dreyfus Premier shares and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of August 31, 2007, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Investor shares of Mellon U.S. Core Equity 130/30 Fund.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of the security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset values, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Trust’s Board, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

Mellon Balanced Fund

Most debt securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board. Securities listed on the National

Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Trust’s Board, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Trust’s Board. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

On September 20, 2006, The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the funds.

The Funds 85

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The funds have an arrangement with the custodian banks whereby the funds receive earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

Pursuant to a securities lending agreement with Mellon Bank, the funds may lend securities to certain qualified institutions. It is the funds’ policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The funds are entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Foreign currency transactions: Mellon Emerging Markets Fund and Mellon International Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(e) Foreign currency exchange contracts: Certain funds may enter into forward currency exchange contracts to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, a fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward currency exchange contracts, a fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, a fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. A fund realizes a gain if the value of the contract increases between those dates.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts, which is typically limited to the unrealized gain on each open contract.As of August 31, 2007, there were no open forward currency exchange contracts. Funds may also enter into foreign exchange contracts at the prevailing spot rate in order to facilitate the settlement of purchases and sales of foreign securities. Table 1 summarizes open for-

Table 1.

Mellon International Fund
	Foreign			Unrealized
	Currency			Appreciation
Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Purchases:
Australian Dollar, expiring 9/4/2007	174,325	142,127	142,685	558
Euro, expiring 9/4/2007	2,950,000	4,023,063	4,020,555	(2,508)
Japanese Yen, expiring 9/4/2007	71,797,872	619,695	619,856	161
Sales:		Proceeds ($)
Australian Dollar, expiring 9/4/2007	344,611	280,893	282,064	(1,171)
British Pound, expiring 9/4/2007	2,223,813	4,481,064	4,486,098	(5,034)
Japanese Yen, expiring 9/4/2007	320,451,775	2,765,646	2,766,570	(924)
Total				(8,918)

Mellon Emerging Markets Fund
	Foreign			Unrealized
	Currency			Appreciation
Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Purchases:
Hong Kong Dollar, expiring 9/4/2007	5,063,581	649,318	649,543	225
Indian Rupee, expiring 9/5/2007	9,667,902	236,494	237,891	1,397
Thai Baht, expiring 9/5/2007	2,230,778	65,132	68,565	3,433
Sales:		Proceeds ($)
Brazilian Real, expiring 9/4/2007	611,981	311,440	311,949	(509)
Brazilian Real, expiring 9/4/2007	755,647	384,553	385,180	(627)
Brazilian Real, expiring 9/4/2007	1,399,980	715,005	713,620	1,385
British Pound, expiring 9/4/2007	41,885	84,302	84,495	(193)
Hong Kong Dollar, expiring 9/4/2007	5,063,583	649,386	649,544	(158)
Hong Kong Dollar, expiring 9/4/2007	5,063,581	649,426	649,543	(117)
Hong Kong Dollar, expiring 9/4/2007	2,951,624	378,608	378,627	(19)
Indian Rupee, expiring 9/4/2007	17,594,170	430,701	432,927	(2,226)
Indian Rupee, expiring 9/4/2007	17,820,857	436,251	438,505	(2,254)
Indian Rupee, expiring 9/4/2007	30,170,971	740,392	742,396	(2,004)
Indian Rupee, expiring 9/5/2007	10,039,355	246,364	247,031	(667)
Indian Rupee, expiring 9/5/2007	5,451,572	133,781	134,143	(362)
Malaysian Ringgit, expiring 9/4/2007	247,332	70,535	70,636	(101)
Malaysian Ringgit, expiring 9/4/2007	603,197	172,022	172,268	(246)
Malaysian Ringgit, expiring 9/5/2007	1,553,136	442,552	442,552	—
Mexican Peso, expiring 9/4/2007	220,759	19,903	20,013	(110)
South Korean Won, expiring 9/4/2007	56,118,258	59,726	59,812	(86)
South Korean Won, expiring 9/4/2007	303,318,013	322,817	323,281	(464)
South Korean Won, expiring 9/4/2007	554,783,406	591,328	591,296	32
South Korean Won, expiring 9/4/2007	826,854,334	881,320	881,273	47
South Korean Won, expiring 9/5/2007	100,759,096	107,350	107,390	(40)
South Korean Won, expiring 9/5/2007	847,215,830	902,638	902,975	(337)
South Korean Won, expiring 9/5/2007	393,161,794	418,881	419,037	(156)
Turkish Lira, expiring 9/4/2007	515,759	396,433	396,189	244
Total				(3,913)

The Funds 87

NOTES TO FINANCIAL STATEMENTS (continued)

eign exchange contracts for Mellon International Fund and Mellon Emerging Markets Fund at August 31, 2007.

(f) Concentration of risk: Mellon U. S. Core Equity 130/30 Fund enters into short sales. Short sales involve selling a security the fund does not own in anticipation that the security's price will decline. Short sales may involve substantial risk and “leverage.” The fund may be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks. In theory, stocks sold short have unlimited risk. Mellon Emerging Markets Fund invests in equity securities traded on the stock markets of emerging market countries, which can be extremely volatile due to political, social and economic factors. Risks include changes in currency exchange rates, a lack of comprehensive company information, political instability, differing auditing and legal standards, less diverse, less mature economic structures and less liquidity. Mellon Balanced Fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment.They may also decline because of factors that affect a particular industry.

(g) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. Mellon Large Cap Stock Fund, Mellon Income Stock Fund and Mellon Balanced Fund declare and pay dividends from investment income-net monthly. Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon U.S. Core Equity 130/30 Fund, Mellon International Fund and Mellon Emerging

Markets Fund declare and pay dividends from investment income-net annually. With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(h) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the funds.

Table 2 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2007.

Table 3 summarizes each relevant fund’s tax characters of distributions paid to shareholders during the fiscal periods ended August 31, 2007 and August 31, 2006, respectively.

During the period ended August 31, 2007, as a result of permanent book to tax differences, the funds increased (decreased) accumulated undistributed investment income-net, increased (decreased) accumulated net realized gain (loss) on investments and increased (decreased) paid-in capital as summarized in Table 4. These permanent book to tax differences are primarily due to the tax treatment for real estate investment trusts for Mellon Large Cap Stock Fund, Mellon Income Stock Fund and Mellon Mid Cap Stock Fund, net operating losses and real estate investment trusts for Mellon Small Cap Stock Fund, net operating losses for Mellon U.S. Core Equity 130/30 Fund, foreign exchange gains and losses and passive foreign investment companies for Mellon International Fund, foreign exchange gains and losses and India and Thailand capital gains taxes for Mellon Emerging Markets Fund and amortization adjustments, treasury inflation protected securities and real estate investment trusts for Mellon Balanced Fund. Net assets and net asset value per share were not affected by this reclassification.

Table 2.

	Undistributed	Undistributed		Capital Losses
	Ordinary	Capital	Unrealized	Realized After
	Income ($)	Gains ($)	Appreciation ($)	October 31, 2006†

Mellon Large Cap Stock Fund	15,762,151	253,471,143	454,626,530	—
Mellon Income Stock Fund	4,250,784	56,685,530	79,037,270	—
Mellon Mid Cap Stock Fund	23,357,358	228,716,361	230,386,085	—
Mellon Small Cap Stock Fund	26,071,007	58,357,788	67,500,129	—
Mellon U.S. Core Equity 130/30 Fund	—	—	538,698	40,427
Mellon International Fund	129,807,400	212,257,876	231,043,853	—
Mellon Emerging Markets Fund	79,237,161	202,909,270	367,199,386	—
Mellon Balanced Fund	4,100,095	29,810,351	46,436,114	—
† These losses were deferred for tax purposes to the first day of the following year.

Table 3.

				Long-Term
	Ordinary Income ($)		Capital Gains ($)

	2007	2006	2007	2006

Mellon Large Cap Stock Fund	14,566,348	17,194,502	43,131,986	—
Mellon Income Stock Fund	7,733,999	8,505,042	35,547,261	9,967,620
Mellon Mid Cap Stock Fund	44,446,751	20,235,607	203,767,126	167,605,476
Mellon Small Cap Stock Fund	4,019,569	3,248,365	92,329,501	109,919,597
Mellon International Fund	105,535,739	68,050,406	236,503,742	136,022,669
Mellon Emerging Markets Fund	73,233,513	57,206,290	314,552,607	143,937,287
Mellon Balanced Fund	9,747,839	8,020,129	36,648,873	6,315,594

The Funds 89

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Bank Line of Credit:

The funds (except for Mellon U.S. Core Equity 130/30 Fund) participate with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the funds based on prevailing market rates in effect at the time of borrowing. During the period ended August 31, 2007, Mellon Mid Cap Stock Fund, Mellon International Fund and Mellon Emerging Markets Fund did not borrow under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the period ended August 31, 2007 for Mellon Large Cap Stock Fund was approximately $560,500, with a related weighted average annualized interest rate of 5.82% .

The average daily amount of borrowings outstanding under the line of credit during the period ended August 31, 2007 for Mellon Income Stock Fund was approximately $71,200, with a related weighted average annualized interest rate of 5.83% .

The average daily amount of borrowings outstanding under the line of credit during the period ended August 31, 2007 for Mellon Small Cap Stock Fund was approximately $87,500, with a related weighted average annualized interest rate of 5.79% .

Prime broker fees charged on Mellon U.S. Core Equity 130/30 Fund are included in interest expense.

The average daily amount of borrowings outstanding under the line of credit during the period ended August 31, 2007 for Mellon Balanced Fund was approximately $28,800, with a related weighted average annualized interest rate of 5.82% .

NOTE 4—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .65% of Mellon Large Cap Stock Fund, .65% of Mellon Income Stock Fund, .75% of Mellon Mid Cap Stock Fund, .85% of Mellon Small Cap Stock Fund, .80% of Mellon U.S. Core Equity 130/30 Fund, ..85% of Mellon International Fund, 1.15% of Mellon Emerging Markets Fund and .65% (equity investments), .40% (debt securities) and .15% (money market investments and other underlying Mellon funds) of Mellon Balanced Fund.

For Mellon U.S. Core Equity 130/30 Fund, the Investment Adviser has contractually agreed through August 31, 2008, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither class, exclusive of taxes, brokerage commissions, interest on borrowings, shareholder services fees, prime broker fees, substitute dividend expenses on securities sold short and extraordinary expenses, exceed an annual rate of 1.05% of the value of the average daily net assets of the

Table 4.

	Accumulated	Accumulated
	Undistributed	Net Realized	Paid-in
	Investment Income—Net ($)	Gain (Loss) ($)	Capital ($)

Mellon Large Cap Stock Fund	(67,535)	67,535	—
Mellon Income Stock Fund	(116,297)	116,297	—
Mellon Mid Cap Stock Fund	(1,084,725)	1,084,725	—
Mellon Small Cap Stock Fund	97,414	(97,414)	—
Mellon U.S. Core Equity 130/30 Fund	4,626	—	(4,626)
Mellon International Fund	2,790,031	(2,790,031)	—
Mellon Emerging Markets Fund	(2,113,769)	2,113,769	—
Mellon Balanced Fund	2,149,976	(2,149,976)	—

respective class.The expense reimbursement, pursuant to the undertaking, amounted to $35,529 during the period ended August 31, 2007.

Pursuant to the Administration Agreement with Mellon Bank, Mellon Bank provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

No administration fee is applied to assets held by Mellon Balanced Fund, which are invested in cash or money market instruments or shares of certain other series of the Trust.

Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services.

During the period ended August 31, 2007, the Distributor retained $7,857 from CDSC on redemptions of Mellon Mid Cap Stock Fund’s Dreyfus Premier shares.

(b) Mellon Mid Cap Stock Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act for distributing its Dreyfus Premier shares. Mellon Mid Cap Stock Fund pays the Distributor a fee at an annual rate of .75% of the value of the fund’s average daily net assets attributable to its Dreyfus Premier shares. During the period ended August 31, 2007, Mellon Mid Cap Stock Fund’s Dreyfus Premier shares were charged $37,144 pursuant to the Plan.

(c) The funds have adopted a Shareholder Services Plan with respect to their Investor shares and Mellon Mid Cap Stock Fund has adopted a Shareholder Services Plan with respect to its Dreyfus Premier shares. Each fund pays the

Distributor for the provision of certain services to holders of Investor shares and Dreyfus Premier shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares and Dreyfus Premier shares, respectively. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 5 summarizes the amounts Investor shares and Dreyfus Premier shares were charged during the period ended August 31, 2007, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statements of Operations include fees paid to the transfer agent.

Table 5.

Mellon Large Cap Stock Fund	$25,387
Mellon Income Stock Fund	4,174
Mellon Mid Cap Stock Fund,
Investor shares	81,040
Mellon Mid Cap Stock Fund,
Dreyfus Premier shares	12,382
Mellon Small Cap Stock Fund	14,386
Mellon U.S. Core Equity 130/30 Fund	2
Mellon International Fund	24,180
Mellon Emerging Markets Fund	23,437
Mellon Balanced Fund	10,478

All funds except Mellon International Fund and Mellon Emerging Markets Fund compensate Mellon Bank under a Custody Agreement with Mellon Bank and Mellon International Fund and Mellon Emerging Markets Fund compensate Mellon Trust of New England, N.A. under a

The Funds 91

NOTES TO FINANCIAL STATEMENTS (continued)

Custody Agreement with Mellon Trust of New England, N.A. for providing custodial services for the relevant funds. Table 6 summarizes the amounts the funds were charged during the period ended August 31, 2007, pursuant to the custody agreements.

Table 6.

Mellon Large Cap Stock Fund	$124,458
Mellon Income Stock Fund	32,716
Mellon Mid Cap Stock Fund	115,005
Mellon Small Cap Stock Fund	59,822
Mellon U.S. Core Equity 130/30 Fund	6,500
Mellon International Fund	2,460,464
Mellon Emerging Markets Fund	2,986,612
Mellon Balanced Fund	38,450

During the period ended August 31, 2007, each fund, except for Mellon U.S. Core Equity 130/30 Fund, was charged $4,539 for services performed by the Chief Compliance Officer. Mellon U.S. Core Equity 130/30 Fund was charged $341 for services performed by the Chief Compliance Officer.

Table 7 summarizes the components of “Due to (from) the Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(d) Each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $48,000 and an attendance fee of $5,000 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses.The Chairman of the Trust’s Board receives an additional annual fee of $10,000 and the Chairman of the Trust’s Audit Committee receives an additional annual fee of $8,000.

(e) The Trust and Dreyfus have received an exemptive order from the SEC which, among other things, permits each fund to use cash collateral received in connection with lending the funds’ securities and other uninvested cash to purchase shares of one or more registered money market mutual funds advised by Dreyfus in excess of the limitations imposed by the Act.

NOTE 5—Securities Transactions:

Table 8 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities and foreign currency exchange contracts, during the period ended August 31, 2007, of which $46,696,156 in purchases and $51,488,411 in

Table 7.

	Investment	Rule 12b-1	Shareholder		Chief	Less
	Advisory	Distribution	Services	Custodian	Compliance	Expense
	Fees ($)	Plan Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Reimbursement ($)

Mellon Large Cap Stock Fund	1,074,015	—	2,339	9,792	2,009	—
Mellon Income Stock Fund	230,157	—	345	11,808	2,009	—
Mellon Mid Cap Stock Fund	1,095,271	2,376	7,960	39,113	2,009	—
Mellon Small Cap Stock Fund	481,683	—	1,094	6,708	2,009	—
Mellon U.S. Core Equity 130/30 Fund	11,185	—	2	6,500	341	35,529
Mellon International Fund	2,026,765	—	2,394	752,805	2,009	—
Mellon Emerging Markets Fund	1,457,145	—	2,025	867,037	2,009	—
Mellon Balanced Fund	134,677	—	919	14,719	2,009	—

sales were from mortgage dollar roll transactions in Mellon Balanced Fund.

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

Mellon U.S. Core Equity 130/30 Fund is engaged in short selling which obligates the fund to replace the security borrowed by purchasing the security at current market value.

The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund would realize a gain if the price of the security declines between those dates. The fund’s long security positions serve as collateral for the open short positions. Securities sold short at August 31, 2007, and their related market values and proceeds are set forth in the Statement of Securities Sold Short for Mellon U.S. Core Equity 130/30 Fund.

Table 9 summarizes the cost of investments for federal income tax purposes and accumulated net unrealized appreciation on investments for each fund at August 31, 2007.

Table 8.

	Purchases ($)	Sales ($)

Mellon Large Cap Stock Fund	1,481,760,618	1,539,024,491
Mellon Income Stock Fund	266,897,023	303,062,888
Mellon Mid Cap Stock Fund	1,884,762,033	1,988,734,645
Mellon Small Cap Stock Fund	1,093,377,883	1,170,861,075
Mellon International Fund	1,983,663,892	1,953,660,640
Mellon Emerging Markets Fund	843,448,486	1,052,395,754
Mellon Balanced Fund	321,282,996	322,576,045

Mellon U.S. Core Equity 130/30 Fund
Long transactions	37,309,513	4,039,760
Short sale transactions	637,620	7,909,070
Total	37,947,133	11,948,830

Table 9.

	Cost of	Gross	Gross
	Investments ($)	Appreciation ($)	(Depreciation) ($)	Net ($)

Mellon Large Cap Stock Fund	1,513,528,823	481,771,635	27,145,105	454,626,530
Mellon Income Stock Fund	336,987,701	88,644,106	9,606,836	79,037,270
Mellon Mid Cap Stock Fund	1,898,251,897	267,581,336	37,195,251	230,386,085
Mellon Small Cap Stock Fund	607,618,439	92,475,143	24,975,014	67,500,129
Mellon U.S. Core Equity 130/30 Fund	33,257,097	712,733	140,627	572,106
Mellon International Fund	2,587,786,046	316,281,167	85,300,044	230,981,123
Mellon Emerging Markets Fund	1,123,585,917	389,903,107	22,684,559	367,218,548
Mellon Balanced Fund	344,446,393	50,060,481	3,624,367	46,436,114

The Funds 93

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Mellon Funds Trust:

We have audited the accompanying statements of assets and liabilities of Mellon Large Cap Stock Fund, Mellon Income Stock Fund, Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon International Fund, Mellon Emerging Markets Fund, Mellon Balanced Fund and Mellon U.S. Core Equity 130/30 Fund (commencement of operations August 1, 2007) of Mellon Funds Trust (collectively “the Funds”), including the statements of investments and statement of securities sold short, as of August 31, 2007, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or period indicated herein, the statement of cash flows for the period indicated herein with respect to Mellon U.S. Core Equity 130/30 Fund, and the financial highlights for each of the periods indicated herein.These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2007, and the results of their operations for the years or period then ended, the statements of changes in net assets for each of the years or period indicated herein, the results of Mellon U.S. Core Equity 130/30 Fund’s cash flows for the period indicated herein, and the financial highlights for each of the periods indicated herein, in conformity with U.S. generally accepted accounting principles.

IMPORTANT TAX INFORMATION (Unaudited)

Mellon Large Cap Stock Fund

For federal tax purposes, the fund hereby designates $.2544 per share as a long-term capital gain distribution paid on December 20, 2006. Also the fund hereby designates 91.82% of the ordinary dividends paid during the fiscal year ended August 31, 2007 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $14,566,348 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2008 of the percentage applicable to the preparation of their 2007 income tax returns.

Mellon Income Stock Fund

For federal tax purposes, the fund hereby designates $.8560 per share as a long-term capital gain distribution paid on December 20, 2006. Also the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2007 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $7,733,999 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2008 of the percentage applicable to the preparation of their 2007 income tax returns.

Mellon Mid Cap Stock Fund

For federal tax purposes, the fund hereby designates $1.8817 per share as a long-term capital gain distribution and $.3364 per share as a short-term capital gain distribution paid on December 7, 2006. Also the fund hereby designates 49.46% of the ordinary dividends paid during the fiscal year ended August 31, 2007 as qualify-

ing for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,059,976 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2008 of the percentage applicable to the preparation of their 2007 income tax returns.

Mellon Small Cap Stock Fund

For federal tax purposes, the fund hereby designates $2.2970 per share as a long-term capital gain distribution and $.1000 per share as a short-term capital gain distribution of the $2.3970 per share paid on December 6, 2006. Also the fund hereby designates 16.95% of the ordinary dividends paid during the fiscal year ended August 31, 2007 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,857,139 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2008 of the percentage applicable to the preparation of their 2007 income tax returns.

Mellon International Fund

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2007:

— the total amount of taxes paid to foreign coun-
tries was $6,113,421.
—	the total amount of income sourced from foreign
countries was $63,755,859.

The Funds 95

IMPORTANT TAX INFORMATION (Unaudited) (continued)

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2007 calendar year with Form 1099-DIV which will be mailed by January 31, 2008.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $12,220,403 represents the maximum amount that may be considered qualified dividend income. Also, the fund designates $1.6652 per share as a long-term capital gain distribution and $.4403 per share as a short-term capital gain distribution paid on December 14, 2006.

Mellon Emerging Markets Fund

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2007:

— the total amount of taxes paid to foreign coun-
tries was $6,438,560.
—	the total amount of income sourced from foreign
countries was $32,731,046.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2007 calendar year with Form 1099-DIV which will be mailed by January 31, 2008. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $7,134,718 represents the maximum amount that may be considered qualified dividend income. Also, the fund designates $6.1126 per share as a long-term capital gain distribution and $1.2055 per share as a short-term capital gain distribution paid on December 22, 2006.

Mellon Balanced Fund

For federal tax purposes, the fund hereby designates $1.4020 per share as a long-term capital gain distribution and $.0410 per share as a short-term capital gain distribution paid on December 20, 2006. Also the fund hereby designates 24.73% of the ordinary dividends paid during the fiscal year ended August 31, 2007 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,828,882 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2008 of the percentage applicable to the preparation of their 2007 income tax returns.

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF EACH FUND’S I N V E S T M E N T A DV I S O RY A G R E E M E N T	(Unaudited)

At a meeting of the Board of Trustees held on March 12-13, 2007, the Board considered the re-approval of the Trust’s Investment Advisory Agreement for another one year term, pursuant to which Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services. The Board members also considered the re-approval of the Trust’s Administration Agreement with Mellon Bank for another one year term, pursuant to which Mellon Bank provides the funds with administrative services. Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain of these administrative services. The Board members who are not “interested persons” (as defined in the Act) of the Trust were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Funds. The Board members received a presentation from representatives of Dreyfus regarding services provided to the funds, and discussed the nature, extent and quality of the services provided to the funds pursuant to the Investment Advisory Agreement. Dreyfus’ representatives reviewed the funds’ distribution of accounts, and noted the diversity of distribution of the funds and Dreyfus’ corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each of the funds’ distribution channels. The Board also reviewed the number of shareholder accounts in each fund, as well as each fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Funds’ Advisory Fees, Expense Ratios and Performance

The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing each fund’s advisory fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), in each case in the same category applicable to the fund, that were selected by Lipper. Included in these reports were comparisons of contractual and actual advisory fee rates, total operating expenses and performance. Representatives of Dreyfus furnished these reports to the Board along with a description of the methodology Lipper used to select each Expense Group and Expense Universe.

Mellon Large Cap Stock Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons. The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the fourth quintile (above the median) of the Expense Group and in the second quintile (below the median) of the Expense Universe.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance and placed significant emphasis on comparisons of performance to a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and to a broader group of funds (the “Performance Universe”).The Board noted that the fund’s performance was below the medians of the Performance Group and Performance Universe for the reported periods ended January 31, 2007.The Board considered management’s efforts to improve the fund’s performance by appointing a new primary portfolio manager of the fund, effective February 15, 2007 (subsequent to the performance measurement periods).

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I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F E A C H F U N D ’S
I N V E S T M E N T A DV I S O RY A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the same Lipper category, as the fund (the “Similar Funds”), and by other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). Dreyfus’ representatives explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, in management of the Similar Accounts as compared to managing and providing services to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds and Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

Mellon Income Stock Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the first quintile (among the lowest expenses ratios) of the Expense Group and in the second quintile (below the median) of the Expense Universe.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance and placed significant emphasis on comparisons of performance to a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and to a broader group of funds (the “Performance Universe”). The Board noted that the fund’s performance was below the medians of the Performance Group for the reported periods ended January 31, 2007, and was below the medians of the

Performance Universe for the 1-, 2-, 4- and 5-year periods, and was equal to the median for the 3-year period. The Board considered management’s efforts to improve the fund’s performance by appointing a new primary portfolio manager of the fund, effective February 15, 2007 (subsequent to the performance measurement periods).

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by a mutual fund managed by Dreyfus or its affiliates with a similar investment objective and similar policies and strategies, and included within the same Lipper category, as the fund (the “Similar Fund”). Representatives of Dreyfus also noted that there were no other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

Mellon Mid Cap Stock Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons. The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the second quintile of the Expense Group and Expense Universe (below the respective Expense Group and Expense Universe medians).

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance and placed significant emphasis on comparisons of performance to a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and to a broader group of funds (the “Performance Universe”). The Board noted that the fund’s performance for periods ended January 31, 2007 was below the median of the Performance Group for the 1-year period, was equal to the medians for the 3- and 4-

year periods, and was above the medians for the 2- and 5-year periods, and was below the median of the Performance Universe for the 1-year period, and was above the medians for the 2-, 3-, 4- and 5-year periods.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates with a similar investment objective and similar policies and strategies, and included within the same Lipper category, as the fund (the “Similar Funds”). Representatives of Dreyfus also noted that there were no other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

Mellon Small Cap Stock Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons. The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the fourth quintile (above the median) of the Expense Group and in the second quintile (below the median) of the Expense Universe.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance and placed significant emphasis on comparisons of performance to a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and to a broader group of funds (the “Performance Universe”).The Board noted that the fund’s performance was below the medians of the Performance Group and Performance Universe for the reported periods ended January 31, 2007.The Board considered management’s efforts to improve the fund’s performance by increasing the number of research ana-

lysts assigned to cover small-cap stocks, and statements of the Dreyfus representatives that the underperformance of the fund versus its Performance Group may be attributable, in part, to the lower quality holdings of some funds in the Performance Group.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates with a similar investment objective and similar policies and strategies, and included within the same Lipper category, as the fund (the “Similar Funds”). Representatives of Dreyfus also noted that there were no other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

Mellon International Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the fourth quintile (above the median) of the Expense Group and in the third quintile (above the median) of the Expense Universe.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance and placed significant emphasis on comparisons of performance to a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and to a broader group of funds (the “Performance Universe”).The Board noted that the fund’s performance was below the medians of the Performance Group and Performance Universe for the reported periods ended January 31, 2007, but was favorable on an absolute basis. The Board members also noted that management had

The Funds 99

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F E A C H F U N D ’S
I N V E S T M E N T A DV I S O RY A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

changed the fund’s previous value orientation and had invested most of the fund’s cash flows since June 30, 2005 in accordance with a core investment style.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the same Lipper category, as the fund (the “Similar Funds”), and by other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). Dreyfus’ representatives explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, in management of the Similar Accounts as compared to managing and providing services to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds and Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

Mellon Emerging Markets Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the third quintile of the Expense Group and Expense Universe (above the respective Expense Group and Expense Universe medians).

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance and placed significant emphasis on comparisons of performance to a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and to a broader group of funds (the “Performance Universe”).The Board noted that the fund’s performance was below the medians of the Performance Group and Performance Universe for the reported periods ended January 31, 2007, but was favorable on an absolute basis.The Board members also noted that management had changed the fund’s previous value orientation and had invested most of the fund’s cash flows since June 30, 2005 in accordance with a core investment style and considered that a new co-primary portfolio manager had been appointed, effective September 19, 2006.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by a mutual fund managed by Dreyfus or its affiliates with a similar investment objective and similar policies and strategies, and included within the same Lipper category, as the fund (the “Similar Fund”), and by other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). Dreyfus’ representatives explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, in management of the Similar Accounts as compared to managing and providing services to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Fund and Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

Mellon Balanced Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the first quintile of the Expense Group and Expense Universe (among the lowest expense ratios of the Expense Group and Expense Universe).

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance and placed significant emphasis on comparisons of performance to a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and to a broader group of funds (the “Performance Universe”).The Board noted that for periods ended January 31, 2007 the fund’s performance for the 1- and 4-year periods was below the medians of the Performance Group and Performance Universe, and was above the medians of the Performance Group and Performance Universe for the 2-, 3- and 5-year periods. The Board also noted management’s efforts to improve the fund’s performance by appointing a new primary portfolio manager of the equity portion of the fund, effective February 15, 2007 (subsequent to the performance measurement periods).

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates with a similar investment objective and similar policies and strategies, and included within the same Lipper category, as the fund (the “Similar Funds”). Representatives of Dreyfus also noted that there were no other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and its affiliates with respect to each fund and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the funds.The Board members evaluated the analysis in light of the relevant circumstances for each fund, noting that economies of scale may be realized as a fund’s assets increase and considering whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members evaluated the profitability analysis in light of the relevant circumstances for each fund, including any decline in assets, and the extent to which economies of scale would be realized if a fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to Dreyfus and its affiliates, including Mellon Fund Advisers, from acting as investment adviser to the funds, including soft dollar arrangements with respect to trading the funds’ portfolios.

It was noted that the Board members should consider Dreyfus’ profitability with respect to each fund as part of their evaluation of whether the fees under the Investment Advisory Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services. It was noted that the profitability percentage for managing each fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing each fund was not unreasonable given the services provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the continuation of the Trust’s Investment Advisory Agreement with respect to the funds. Based on the discussions and considerations as described above, the

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I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F E A C H F U N D ’S
I N V E S T M E N T A DV I S O RY A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

Board made the following conclusions and determinations with respect to the funds:

  The Board concluded that the nature, extent and qual- ity of the services provided by Dreyfus to each fund are adequate and appropriate.
  With respect to Mellon Large Cap Stock Fund, Mellon Income Stock Fund and Mellon Balanced Fund, while the Board was concerned with each fund’s performance, the Board generally was satisfied with management’s efforts to improve performance, noting, in particular, the appointment of new primary portfolio managers for Mellon Large Cap Stock Fund, Mellon Income Stock Fund and the equity portion of Mellon Balanced Fund.
  With respect to Mellon Mid Cap Stock Fund, while the Board was concerned with the fund’s perfor- mance in the short term, it was generally satisfied with the fund’s longer term performance.
  With respect to Mellon Small Cap Stock Fund, the Board was concerned with the fund’s relative under- performance for the reported periods, but was generally satisfied with management’s efforts to improve the fund’s performance by increasing the number of research analysts assigned to cover small-cap stocks, and noted that the underperformance of the fund ver- sus its Performance Group may be attributable, in part, to the lower quality holdings of some funds in the Performance Group.
  With respect to Mellon International Fund and Mellon Emerging Markets Fund, while the Board was con- cerned with each fund’s performance versus its respec- tive Performance Group, the Board noted the funds’ favorable performance on an absolute basis and man- agement’s efforts to improve each fund’s performance by investing each fund’s cash inflows received since June 30, 2005 in accordance with a core investment style.
  The Board concluded that the fee paid to Dreyfus by each fund was reasonable in light of the considerations described above.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in con- nection with the management of the funds had been adequately considered by Dreyfus in connection with the advisory fee rate charged to each fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Trust’s Investment Advisory Agreement and Administration Agreement with respect to the funds was in the best interests of each fund and its respective shareholders and that the Investment Advisory Agreement with respect to each fund, except Mellon Small Cap Stock Fund, and the Administration Agreement with respect to each fund, would be renewed for a one year period and that the Investment Advisory Agreement with respect to Mellon Small Cap Stock Fund would be renewed until November 30, 2007, prior to which the Board will reconsider the renewal for the remainder of the annual period (through May 31, 2008).

Mellon U.S. Core Equity 130/30 Fund

At a meeting of the Board of Trustees held on June 5, 2007, the Board considered the approval of the Trust’s Investment Advisory Agreement with respect to the fund through its renewal date of May 31, 2009, pursuant to which Mellon Fund Advisers, a division of Dreyfus, will provide the fund with investment advisory services. The Board members also considered the approval of the Trust’s Administration Agreement with Mellon Bank for a one year term, pursuant to which Mellon Bank will provide the fund with administrative services. Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain of these administrative services. The Board members who are not “interested persons” (as defined in the Act) of the Trust were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services to be Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of Dreyfus regarding services provided to the other funds comprising the Trust, and representatives of Dreyfus confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services to be provided to the fund pursuant to the Investment Advisory Agreement. The Board members also referenced information provided and discussed at previous meetings regarding the funds’ distribution of accounts, the diversity of distribution of the funds and Dreyfus’ corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each of the funds’ distribution channels.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Advisory Fee and Expense Ratio. As the fund had not yet commenced operations, the Board members were not able to review the fund’s performance.The Board discussed with representatives of Dreyfus the portfolio management team and the fund’s investment objective and policies.

The Board members reviewed and placed significant emphasis on comparisons of the proposed advisory fee to those of funds in the Lipper Long/Short Equity Funds category.The fund’s contractual advisory fee was below the average and median advisory or adviser/administration fees of the funds in the category (both with and without any fee waivers and reimburse-ments).The fund’s total expense ratio (as limited through August 31, 2008 by agreement with Mellon Funds Advisers and Mellon Bank) was below the average and median for the category (net of any fee waivers and reimbursements).

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus by the only mutual fund managed by Dreyfus or its affiliates included in the Lipper Long/Short Equity Funds category (the “Similar Fund”). Representatives of Dreyfus provided the Board members with fee information for an account managed by an affiliate of Dreyfus’ with similar policies and strategies as the fund (the “Similar Account”). Dreyfus’ representatives explained the nature of the Similar Account and the differences, from Dreyfus’ perspective, in providing services to the Similar Account as compared to managing and providing services to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed the differences in fees paid to Dreyfus and its affiliates by the Similar Fund and Similar Account, and discussed the relationship of the advisory fee to be paid in light of the services to be provided to the fund.The Board members considered the relevance of the fee information provided for the Similar Fund and Similar Account to evaluate the appropriateness and reasonableness of the fund’s advisory fee. The Board acknowledged that differences in fees paid by the Similar Account seemed to be consistent with the services to be provided.

The Funds 103

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F E A C H F U N D ’S
I N V E S T M E N T A DV I S O RY A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

Analysis of Profitability and Economies of Scale. As the fund had not yet commenced operations, Dreyfus’ representatives were not able to review the dollar amount of expenses allocated and profit received by Dreyfus and its affiliates. The Board members also considered potential benefits to Dreyfus and its affiliates, including Mellon Fund Advisers, from acting as investment adviser to the fund, and noted the possibility of future soft dollar arrangements with respect to trading the fund’s portfo-lio.The Board also considered whether the fund would be able to participate in any economies of scale that Dreyfus may experience in the event that the fund attracts a large amount of assets. The Board members noted the uncertainty of the estimated asset levels, and discussed the renewal requirements for advisory agreements and their ability to review the advisory fees annually after an initial term of the Investment Advisory Agreement with respect to the fund.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to approving the Trust’s Investment Advisory Agreement with respect to the fund. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations:

  The Board concluded that the nature, extent and qual- ity of the services to be provided by Dreyfus to the fund are adequate and appropriate.
  The Board concluded that the fee to be paid by the fund to Dreyfus was reasonable in light of the services to be provided, comparative advisory fee information and benefits anticipated to be derived by Dreyfus and its affiliates, including Mellon Fund Advisers, from its relationship with the fund.
  The Board determined that since the fund had not commenced operations, economies of scale were not a factor, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, and, without any one factor being dispositive, the Board determined that approval of the Trust’s Investment Advisory Agreement and Administration Agreement with respect to the fund was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

Patrick J. O’Connor (64)
Chairman of the Board (2000)

Principal Occupation During Past 5 Years:
• Attorney, Cozen and O’Connor, P.C. since 1973, including
Vice Chairman since 1980 and Chief Executive Officer and
President since 2002
Other Board Memberships and Affiliations:
• Board of Consultors of Villanova University School of Law,
Board Member
• Temple University,Trustee
• Philadelphia Police Foundation, Board Member
• Philadelphia Children’s First Fund, Board Member
• American College of Trial Lawyers, Fellow
• Historical Society of the United States District Court for the
Eastern District of Pennsylvania, Director

No. of Portfolios for which Board Member Serves: 17

———————

Ronald R. Davenport (71)
Board Member (2000)

Principal Occupation During Past 5 Years:
• Chairman of Sheridan Broadcasting Corporation since July 1972
Other Board Memberships and Affiliations:
• American Urban Radio Networks, Co-Chairman

No. of Portfolios for which Board Member Serves: 17

———————

John L. Diederich (70)
Board Member (2000)

Principal Occupation During Past 5 Years:
• Chairman of Digital Site Systems, Inc., a privately held
software company providing internet service to the
construction materials industry, since July 1998
Other Board Memberships and Affiliations:
• Continental Mills, a dry baking products company, Board Member
• Pittsburgh Parks Conservancy, Board Member

No. of Portfolios for which Board Member Serves: 17

Maureen M.Young (62)
Board Member (2000)

Principal Occupation During Past 5 Years:
• Director of the Office of Government Relations at Carnegie
Mellon University since January 2000
Other Board Memberships and Affiliations:
• Maglev, Inc., a company seeking a partnership between
industry and government in Pennsylvania to create a
magnetically levitated high-speed transportation system, Board
Member representing Carnegie Mellon University
• Pennsylvania Association for Individuals with Disabilities,
Board Member
• Oakland Planning and Development Corp., Board Member

No. of Portfolios for which Board Member Serves: 17

———————

Kevin C. Phelan (63)
Board Member (2000)

Principal Occupation During Past 5 Years:
• Mortgage Banker, Meredith & Grew, Inc. since March 1978,
including Executive Vice President and Director since March 1998
Other Board Memberships and Affiliations:
• Greater Boston Chamber of Commerce, Director
• Fiduciary Trust of Boston, Director
• St. Elizabeth’s Medical Center of Boston, Board Member and
Chairman of the Board
• Providence College,Trustee
• Simmons College,Trustee
• Newton Country Day School, Chairman of the Board
• Babson College, Board of Visitors
• Boston University School of Public Health, Board of Visitors
• Boston Public Library Foundation, Director
• Boston Foundation, Director
• Boston Municipal Research Bureau, Board Member
• Boys and Girls Club of Boston, Board Member
• Boston Capital Real Estate Investment Trust, Director

No. of Portfolios for which Board Member Serves: 17

The Funds 105

BOARD MEMBERS INFORMATION (Unaudited) ( c o n t i n u e d )

Patrick J. Purcell (59)
Board Member (2000)

Principal Occupation During Past 5 Years:
• Owner, President and Publisher of The Boston Herald since
February 1994
• President and Founder, jobfind.com, an employment search
site on the world wide web, since July 1996
• President and CEO, Herald Media since 2001
Other Board Memberships and Affiliations:
• The American Ireland Fund, an organization that raises funds for philanthropic projects in Ireland, Board Member
• The Genesis Fund, an organization that raises funds for the specialized care and treatment of New England area children
born with birth defects, mental retardation and genetic
diseases, Board Member
• United Way of Massachusetts Bay, Board Member
• Greater Boston Chamber of Commerce, Board Member

No. of Portfolios for which Board Member Serves: 17

Thomas F. Ryan, Jr. (66)
Board Member (2000)

Principal Occupation During Past 5 Years:
• Retired since April 1999
• President and Chief Operating Officer of the American Stock
Exchange from October 1995 to April 1999
Other Board Memberships and Affiliations:
• Boston College,Trustee
• Brigham & Women’s Hospital,Trustee
• New York State Independent System Operator, a non-profit
organization which administers a competitive wholesale
market for electricity in New York State, Director
• RepliGen Corporation, a biopharmaceutical company, Director

No. of Portfolios for which Board Member Serves: 17

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-645-6561. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

OFFICERS OF THE TRUST (Unaudited)

CHRISTOPHER SHELDON, President since September 2006.

As director of Investment Strategy for Mellon’s Private Wealth
Management group since April 2003, Mr. Sheldon manages the
analysis and development of investment and asset allocation strategies and oversees investment product research and, since June 2006, also oversees the alternative investment groups. Prior to assuming his current position, Mr. Sheldon was West Coast managing director of
Mellon’s Private Wealth Management group from 2001-2003 and its regional manager from 1998-2001. He was previously a Vice
President of the Trust. He is 42 years old has been employed by
Mellon Bank since January 1995.

MICHAEL A. ROSENBERG, Vice President and Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the
Manager. He is 47 years old and has been an employee of the
Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary
since August 2005.

Associate General Counsel and Assistant Secretary of the Manager,
and an officer of 83 investment companies (comprised of 180
portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant
Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the
Manager. She is 51 years old and has been an employee of the
Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary
since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the
Manager. He is 45 years old and has been an employee of the
Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant
Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the
Manager. She is 44 years old and has been an employee of the
Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant
Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the
Manager. He is 44 years old and has been an employee of the
Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary
since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the
Manager. He is 55 years old and has been an employee of the
Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary
since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the
Manager. He is 42 years old and has been an employee of the
Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director-Mutual Fund Accounting of the Manager, and an officer of
83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 48 years old and has been an employee of the
Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager — Money Market and Municipal Bond
Funds of the Manager, and an officer of 83 investment companies
(comprised of 180 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

The Funds 107

OFFICERS OF THE TRUST (Unaudited) ( c o n t i n u e d )

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager - Equity Funds of the Manager, and an
officer of 83 investment companies (comprised of 180 portfolios)
managed by the Manager. He is 40 years old and has been an
employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager - Equity Funds of the Manager, and an
officer of 83 investment companies (comprised of 180 portfolios)
managed by the Manager. He is 40 years old and has been an
employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department
of the Manager, and an officer of 83 investment companies
(comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since
October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family
of Funds (83 investment companies, comprised of 180 portfolios).
From November 2001 through March 2004, Mr. Connolly was first
Vice-President, Mutual Fund Servicing for Mellon Global Securities
Services. In that capacity, Mr. Connolly was responsible for managing
Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through
October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance
Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of
the Distributor, and the Anti-Money Laundering Compliance Officer
of 79 investment companies (comprised of 176 portfolios) managed by the Manager. He is 36 years old and has been an employee of the
Distributor since October 1998.

NOTES

For More Information

Investment Adviser

Administrator

Sub-Administrator

Custodian

Domestic Equity Funds:
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

International and Emerging Markets Funds:
Mellon Trust of New England, N.A.
One Boston Place
Boston, MA 02108

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

Ticker Symbols:

Mellon Large Cap Stock Fund	Class M: MPLCX	Investor: MILCX	
Mellon Income Stock Fund	Class M: MPISX	Investor: MIISX	
Mellon Mid Cap Stock Fund	Class M: MPMCX	Investor: MIMSX	Dreyfus Premier: MMSPX
Mellon Small Cap Stock Fund	Class M: MPSSX	Investor: MISCX	
Mellon U.S. Core Equity 130/30 Fund	Class M: MUCMX	Investor: MUCIX	
Mellon International Fund	Class M: MPITX	Investor: MIINX	
Mellon Emerging Markets Fund	Class M: MEMKX	Investor: MIEGX	
Mellon Balanced Fund	Class M: MPBLX	Investor: MIBLX	

©2007 MBSC Securities Corporation

MFTAR0807-EQ

The Mellon Funds

Mellon Money Market Fund
Mellon National Municipal Money Market Fund

ANNUAL REPORT August 31, 2007

Contents

The Funds

Letter from the President	2
Discussion of Funds' Performance	
Mellon Money Market Fund	3
Mellon National Municipal Money Market Fund	5
Understanding Your Fund's Expenses	7
Comparing Your Fund's Expenses With Those of Other Funds	7
Statements of Investments	8
Statements of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	26
Important Tax Information	27
Information About the Review and Approval of Each Fund's Investment Advisory Agreement	28
Board Members Information	31
Officers of the Fund	33

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for the Mellon Funds Trust, covering the 12-month period from September 1, 2006, through August 31, 2007.

An intensifying credit crisis during the summer of 2007 produced heightened volatility in the U.S. bond market. As credit concerns from the sub-prime mortgage market affected virtually all areas of the fixed-income markets, investors' appetite for risk shifted from ample to cautious during the reporting period. This change led to a "flight to quality," which produced price gains in U.S. Treasury securities and sharp declines in the more credit-sensitive areas of the market, including most mortgage-backed and corporate-backed bonds.

In our view, the downside risks to the U.S. economy have increased, with the housing recession and consumer slowdown likely to be more intense than previously expected. However, a more severe midcycle slowdown may help to alleviate certain economic and inflationary pressures, thereby extending the duration of the current economic expansion. In addition, we were encouraged by the Federal Reserve Board's decision in August to lower the discount rate, and we believe that the Fed will do what is necessary to continue to promote economic growth while attempting to maintain market stability. With that said, we believe that these factors are likely to continue to produce opportunities for some market sectors and challenges for others, which is why we encourage you to talk with your portfolio manager to help ensure that your portfolio remains aligned with your current financial needs and future investment goals.

For information about how each fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Sincerely,

Christopher E. Sheldon
President
Mellon Funds Trust
September 17, 2007

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2006, through August 31, 2007, as provided by J. Christopher Nicholl and John F. Flahive, Portfolio Managers

Fund and Market Performance Overview

Despite heightened volatility in longer-term fixed-income markets due to liquidity and credit concerns stemming from turmoil in the sub-prime mortgage market, yields of money market instruments remained relatively stable as the Federal Reserve Board (the “Fed”) refrained from adjusting short-term interest rates throughout the reporting period.

For the 12-month period ended August 31, 2007, Mellon Money Market Fund produced yields of 5.04% for its Class M shares and 4.79% for its Investor shares. Taking into account the effects of compounding, the fund also produced effective yields of 5.16% for its Class M shares and 4.89% for its Investor shares.1

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including U.S. government securities; certificates of deposit, time deposits, bankers’ acceptances and other short-term domestic or foreign bank obligations; repurchase agreements; high-grade commercial paper and other short-term corporate obligations; and taxable municipal obligations. Normally, the fund invests at least 25% of its net assets in bank obligations.

Money Market Yields Remained Steady Despite Heightened Bond Market Volatility

Yields of money market instruments remained in a relatively narrow trading range over the first 11 months of the reporting period as the Fed maintained the overnight federal funds rate at a steady 5.25% . Although mixed economic and inflation data caused investors to look at times for a tightening or easing of monetary policy, the Fed refrained from doing so. The Fed apparently was concerned that reducing short-term interest rates might increase inflationary pressures. Conversely, higher interest rates had the potential to derail a slowing U.S. economy as housing markets continued to soften.

Market conditions changed dramatically in July and August, when turmoil in the sub-prime mortgage sector spread to other areas of the U.S. fixed-income market. A surge in sub-prime mortgage defaults and delinquencies raised concerns that consumers were coming under financial pressure, potentially removing a main pillar of support from the U.S. economic expansion. Investors who previously had been tolerant of credit risks became more cautious, leading to selling pressure in the more credit-sensitive areas of the U.S. bond market.

The rush to the exits seemed to catch some highly leveraged hedge funds and other institutional investors by surprise, and they were compelled to sell securities to raise cash for redemptions and margin calls.This led to bouts of illiquidity and sharp declines in several fixed-income market sectors. Broker-dealers who saw the value of their longer-term fixed-income holdings fall began to reallocate capital, often taking funds away from their money market operations to focus on more profitable areas. As a result, yields of money market instruments generally rose as supply outweighed demand.

A Conservative Investment Strategy and Broad Diversification

In the months leading up to the summertime liquidity crisis, we maintained the fund’s weighted average maturity in a range we considered five to 10 days longer than industry averages. Although this strategy was designed to capture incrementally higher yields among longer-term instruments, its effectiveness was reduced by unusually narrow yield differences along the market’s maturity range over most of the report-

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

ing period. However, this strategy helped it capture higher yields when the yield curve steepened during the liquidity crisis in August.

From a sector allocation perspective,we attempted to diversify the fund’s assets among a broad range of money market instruments and securities. Over the reporting period, we reduced the fund’s exposure to certificates of deposit as we found more attractive opportunities elsewhere. For example, we increased the fund’s holdings of municipal commercial paper, which, in our judgment, provided more attractive yields without sacrificing credit quality. Of course, none of the fund’s holdings contained direct exposure to sub-prime mortgages or other weaker credits.

Positioning the Fund for Lower Short-Term Interest Rates

The Fed intervened in the liquidity crisis in August by reducing the discount rate, the interest rate the Fed charges banks for loans, by 50 basis points in an attempt to promote liquidity and forestall further market deterioration. This move, combined with additional evidence of weakness in U.S. housing markets, convinced many investors that the Fed would soon reduce the federal funds rate in an effort to stave off a potential recession.

We believe that the fund remains well positioned for these developments. A slightly long weighted average duration may enable the fund to capture higher yields, while broad diversification seeks to ensure that the impact of unexpected dislocations in individual sectors or instruments will not have a disproportionate effect on the overall portfolio. In our view, these are prudent strategies in a time of heightened uncertainty.

September 17, 2007

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.

4

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2006, through August 31, 2007, as provided by J. Christopher Nicholl and John F. Flahive, Portfolio Managers

Fund and Market Performance Overview

Despite heightened volatility in longer-term fixed-income markets stemming from turmoil in the sub-prime mortgage market, yields of tax-exempt money market instruments remained relatively stable as the Federal Reserve Board (the “Fed”) refrained from adjusting short-term interest rates throughout the reporting period.

For the 12-month period ended August 31, 2007, Mellon National Municipal Money Market Fund produced yields of 3.35% for its Class M shares and 3.10% for its Investor shares. Taking into account the effects of compounding, the fund also produced effective yields of 3.40% for its Class M shares and 3.15% for its Investor shares.1

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liquidity.To pursue its goal, the fund invests at least 80% of its assets in short-term municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases.The fund may invest up to 20% of its total assets in taxable money market securities, such as U.S. government obligations, bank and corporate obligations and commercial paper. The fund also may invest in custodial receipts.

Money Market Yields Remained Steady Despite Heightened Bond Market Volatility

Yields of tax-exempt money market instruments remained in a relatively narrow trading range over the first 11 months of the reporting period as the Fed maintained the overnight federal funds rate at a steady 5.25% . Although mixed economic and inflation data caused investors to look at times for a tightening or easing of monetary policy, the Fed refrained from doing so. The Fed apparently was concerned that reducing short-term interest rates might increase inflationary pressures. Conversely, higher interest rates had the potential to derail a slowing U.S. economy as housing markets continued to soften.

Market conditions changed dramatically in July and August, as turmoil in the sub-prime mortgage sector spread to other areas of the U.S. fixed-income market. A surge in sub-prime mortgage defaults and delinquencies raised concerns that consumers were coming under financial pressure, potentially removing a main pillar of support from the U.S. economic expansion. Investors who previously had been tolerant of credit risks became more cautious, leading to selling pressure in the more credit-sensitive areas of the U.S. bond market.

A significant influence on tax-exempt money market yields during the reporting period proved to be increased issuance of variable rate demand notes (“VRDNs”) and tender option bonds (“TOBs”) by investment banks, which put upward pressure on yields at the short end of the market’s maturity range. At times during the reporting period, VRDNs and TOBs provided higher yields than longer-dated municipal notes due to the ample supply of floating-rate product.

A Conservative Investment Strategy and Broad Diversification

Because the issuance of TOBs and VRDNs changed certain supply-and-demand dynamics that historically had characterized the tax-exempt money markets, we gradually repositioned the fund for these new technical influences. Beginning in December 2006, we started to reduce the fund’s weighted average maturity to take advantage of higher yields among very short-term instruments.Accordingly, the fund’s holdings of VRDNs on which yields are reset daily or weekly rose from about 74% of assets at the start of the reporting period

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

to approximately 91% of assets by the end. The fund’s holdings of tax-exempt commercial paper, municipal notes and seasoned municipal bonds fell commensurately.

Although technical influences have changed, fundamental market conditions have not. Most states and municipalities have remained fiscally sound, and we have not yet detected any significant deterioration of credit quality among municipal issuers.

Positioning the Fund for Lower Short-Term Interest Rates

The Fed intervened in the fixed-income liquidity crisis in August by reducing the discount rate, the interest rate the Fed charges banks for loans, in an attempt to promote liquidity and forestall further market deterioration.This move, combined with additional evidence of weakness in U.S. housing markets, convinced many investors that the Fed would soon reduce the federal funds rate in an effort to stave off a potential recession.

We believe that the fund remains well positioned. We expect issuance of TOBs and VRDNs to continue, and a relatively short weighted average duration should enable the fund to capture higher yields toward the shorter end of the maturity spectrum. Meanwhile, we have maintained rigorous credit standards, including a bias toward instruments backed by letters of credit or other credit enhancements from larger banks. In our view, these are prudent strategies in a time of heightened uncertainty.

September 17, 2007

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of the funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2007 to August 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2007
	Class M Shares	Investor Shares

Mellon Money Market Fund
Expenses paid per $1,000 †	$ 1.53	$2.81
Ending value (after expenses)	$1,025.70	$1,024.40
Mellon National Municipal Money Market Fund
Expenses paid per $1,000 †	$ 1.53	$ 2.79
Ending value (after expenses)	$1,017.40	$1,016.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2007
	Class M Shares	Investor Shares

Mellon Money Market Fund
Expenses paid per $1,000 †	$ 1.53	$ 2.80
Ending value (after expenses)	$1,023.69	$1,022.43
Mellon National Municipal Money Market Fund
Expenses paid per $1,000 †	$ 1.53	$ 2.80
Ending value (after expenses)	$1,023.69	$1,022.43

† Expenses are equal to the Mellon Money Market Fund annualized expense ratio of .30% for Class M and .55% for Investor Class and Mellon National Municipal Money
Market Fund, .30% for Class M and .55% for Investor Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Funds 7

STATEMENT OF INVESTMENTS
August 31, 2007

Mellon Money Market Fund

Negotiable Bank	Principal			Principal
Certificates of Deposit—16.8%	Amount ($)	Value ($)	Commercial Paper (continued)	Amount ($)	Value ($)

BNP Paribas (Yankee)			Banco Santander Puerto Rico
5.36%, 7/3/08	15,000,000	14,994,872	5.60%, 9/7/07	20,000,000	19,981,333
Canadian Imperial			Bank of Nova Scotia
Bank of Commerce			5.38%, 11/28/07	40,000,000	39,473,956
5.38%, 10/26/07	7,500,000	7,501,415	Calyon North America Inc.
Credit Suisse (Yankee)			5.22%, 10/3/07	38,000,000	37,823,680
5.31%, 10/12/07	17,400,000	17,401,583	Columbia University Trustees
DEPFA BANK PLC			5.46%, 10/3/07	12,480,000	12,419,430
5.32%, 2/11/08	15,000,000 a	14,998,989	DEPFA BANK PLC
Harris Trust and Savings Bank			5.32%, 12/13/07	20,000,000 a	19,695,578
5.40%, 6/6/08	10,000,000	10,000,000	General Electric Capital Corp.
HBOS Treasury Services			5.10%, 9/4/07	30,000,000	29,987,250
PLC (Yankee) 5.27%—5.33%,			ING (US) Funding LLC
2/4/08—5/30/08	30,000,000	29,995,648	5.08%—5.25%, 9/5/07—2/7/08	35,000,000	34,652,115
Rabobank Nederland			Los Angeles Department of Airports
5.24%, 11/21/07	11,600,000	11,600,124	5.27%, 10/10/07	18,900,000	18,792,079
State Street Bank and			Prudential Funding LLC
Trust Co., Boston, MA			5.25%—5.28%, 9/20/07	30,000,000	29,916,526
5.48%, 9/17/07	35,000,000	35,000,000	Royal Bank of Canada
Total Negotiable Bank			5.34%, 9/18/07	20,000,000	19,949,567
Certificates of Deposit			Salvation Army
(cost $141,492,631)		141,492,631	5.50%, 9/26/07	23,330,000	23,328,334

			Societe Generale N.A. Inc.
Commercial Paper—63.7%			5.25%, 10/19/07	35,000,000	34,755,000

AIG Funding Inc.			Tennessee
5.27%—5.28%,			5.32%, 9/13/07	10,800,000	10,800,000
10/22/07—11/6/07	40,000,000	39,657,167	UBS Americas Inc.
Alaska Housing Finance Corp.			5.17%, 10/10/07	15,000,000	14,916,069
5.27%, 10/4/07	18,000,000	17,913,045	Walnut Energy Center
American Express Company			5.28%, 10/4/07	35,250,000	35,079,390
5.10%—5.30%, 9/6/07—10/3/07	40,000,000	39,915,628	Winston-Salem, NC
Australia and New Zealand			5.36%, 9/12/07	25,000,000	25,000,000
Banking Group Ltd.			Total Commercial Paper
5.45%, 10/12/07	35,000,000 a	34,782,757	(cost $538,838,904)		538,838,904

8

Mellon Money Market Fund (continued)

	Principal			Principal
Notes—19.2%	Amount ($)	Value ($)	Notes (continued)	Amount ($)	Value ($)

BBVA U.S. Senior, S.A. Unipersonal			Pitney Road Partners LLC
5.38%, 10/17/07	39,000,000 b	39,010,697	5.75%, 9/7/07	5,725,000 b	5,725,000
Bochasanwasi Shree Akshar			Sacramento County, CA
Purushottam Swaminarayan			5.75%, 9/7/07	15,300,000 b	15,300,000
5.62%, 9/7/07	5,950,000 b	5,950,000	Tulsa Oklahoma Airports
Botsford General Hospital, Michigan			Improvement Trust
5.55%, 9/1/07	3,500,000 b	3,500,000	5.62%, 9/7/07	12,250,000 b	12,250,000
California Housing Finance Agency			Utah Telecommunications
5.75%, 9/7/07	36,900,000 b	36,900,000	Open Infrastructure Agency
Florida Development			5.60%, 9/7/07	25,000,000 b	25,000,000
Finance Corporation			Total Corporate Notes
5.60%, 9/7/07	7,200,000 b	7,200,000	(cost $162,115,697)		162,115,697

General Secretariat			Total Investments
of American States			(cost $842,447,232)	99.7%	842,447,232
5.60%, 9/7/07	4,280,000 b	4,280,000
Mullenix St. Charles Properties LP			Cash and Receivables (Net)	.3%	2,148,777
5.57%, 9/7/07	7,000,000 b	7,000,000	Net Assets	100.0%	844,596,009

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2007, these securities amounted to $69,477,324 or 8.2% of net assets.
b Variable rate security—interest rate subject to periodic change.

Portfolio Summary	(Unaudited) †

		Value (%)		Value (%)

Banking		50.4	Utility-Water & Sewer	4.2
Finance		8.3	Insurance	3.5
Housing		7.3	Other	21.3
Multi-Line Insurance		4.7		99.7

† Based on net assets.
See notes to financial statements.

The Funds 9

STATEMENT OF INVESTMENTS
August 31, 2007

Mellon National Municipal Money Market Fund

	Coupon	Maturity	Principal
Short-Term Investments—99.7%	Rate (%)	Date	Amount ($)	Value ($)

Alabama—8.9%
Birmingham Medical Clinic Board, Medical Clinic Revenue (University
of Alabama Health Services Foundation) (LOC; SunTrust Bank)	4.02	9/7/07	48,500,000 a	48,500,000
Mobile Infirmary Health System Special Care Facilities Financing
Authority, Revenue (Infirmary Health System, Inc.)	3.94	9/7/07	25,000,000 a	25,000,000
Port City Medical Clinic Board, Health Care Facilities
Revenue (Infirmary Health Systems) (Insured; AMBAC
and Liquidity Facility: Bank of Nova Scotia and KBC Bank)	3.98	9/7/07	10,000,000 a	10,000,000
Alaska—1.1%
Valdez, Marine Terminal Revenue, Refunding (BP Pipelines Inc. Project)	3.94	9/1/07	10,000,000 a	10,000,000
Arizona—.5%
McAllister Academic Village LLC, Revenue (Arizona State
University McAllister Academic Village Project) (Insured;
AMBAC and Liquidity Facility; State Street Bank and Trust Co.)	3.95	9/7/07	5,000,000 a	5,000,000
Colorado—9.3%
ABN AMRO Munitops Certificates Trust
(Regional Transportation District—FasTracks Project)
(Insured; AMBAC and Liquidity Facility; ABN AMRO)	4.02	9/7/07	13,325,000 a	13,325,000
Central Platte Valley Metropolitan District, GO
(Liquidity Facility; BNP Paribas)	3.70	12/1/07	9,200,000	9,200,000
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; Bank of America)	3.96	9/1/07	6,000,000 a	6,000,000
Colorado Educational and Cultural Facilities Authority,
Student Housing Facilities Revenue (Campus Village
Apartments Project) (LOC; Citibank NA)	3.96	9/7/07	22,865,000 a	22,865,000
Commerce City Northern Infrastructure General
Improvement District, GO (LOC; U.S. Bank NA)	4.00	9/7/07	6,150,000 a	6,150,000
Commerce City Northern Infrastructure General
Improvement District, GO, Refunding (LOC; U.S. Bank NA)	4.00	9/7/07	7,400,000 a	7,400,000
Westminster Economic Development Authority,
Tax Increment Revenue (North Huron
Urban Renewal Project) (LOC; DEPFA Bank PLC)	4.01	9/7/07	22,650,000 a	22,650,000
Florida—3.9%
Eclipse Funding Trust (Golden Knights Corporation Master
Lease Program) (Insured; MBIA and Liquidity Facility; U.S. Bank NA)	4.05	9/7/07	24,325,000 a	24,325,000
Sarasota Manatee Airport Authority, Airport System
Revenue, Refunding (LOC; SunTrust Bank)	4.00	9/1/07	2,665,000 a	2,665,000
UCF Health Facilities Corporation, Capital
Improvement Revenue (UCF Health Sciences
Campus at Lake Nona Project) (LOC; Fifth Third Bank)	3.99	9/7/07	10,000,000 a	10,000,000
Georgia—10.9%
Atlanta, Tax Allocation Revenue (Westside
Project) (LOC; Wachovia Bank)	3.97	9/7/07	26,390,000 a	26,390,000
Burke County Development Authority, PCR (Oglethorpe
Power Corporation Vogtle Project) (Insured;
MBIA and Liquidity Facility; JPMorgan Chase Bank)	4.00	9/1/07	4,955,000 a	4,955,000
10

Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Georgia (continued)
Clayton County Housing Authority, MFHR, Refunding
(Chateau Forest Apartments Project) (Insured; FSA
and Liquidity Facility; Societe Generale)	4.03	9/7/07	6,530,000 a	6,530,000
De Kalb County Housing Authority, MFHR, Refunding
(Wood Terrace Apartment Project) (LOC; Wachovia Bank)	4.08	9/7/07	15,935,000 a	15,935,000
Fayette County Hospital Authority, RAC (Fayette
Community Hospital Project) (LOC; SunTrust Bank)	4.02	9/7/07	21,000,000 a	21,000,000
Hall County and the City of Gainesville Hospital Authority,
RAC (Northeast Georgia Health System, Inc. Project) (Insured;
MBIA and Liquidity Facility; Landesbank Baden-Wurttemberg)	3.93	9/7/07	12,500,000 a	12,500,000
Metropolitan Atlanta Rapid Transit Authority,
Sales Tax Revenue, CP (LOC; Dexia Credit Locale)	3.72	10/9/07	15,000,000	15,000,000
Hawaii—2.3%
Honolulu City and County, CP (LOC; Westdeutche Landesbank)	3.70	9/6/07	22,000,000	22,000,000
Illinois—9.1%
Chicago, Second Lien Water Revenue (LOC; JPMorgan Chase Bank)	3.93	9/7/07	34,455,000 a	34,455,000
Illinois Educational Facilities Authority, Revenue
(Benedictine University Project) (LOC; National City Bank)	4.03	9/7/07	11,700,000 a	11,700,000
Illinois Health Facilities Authority, Revenue (Ingalls
Memorial Hospital) (LOC; Northern Trust Co.)	3.84	9/7/07	13,300,000 a	13,300,000
Regional Transportation Authority, GO, Refunding
(Liquidity Facility; DEPFA Bank PLC)	3.95	9/7/07	26,440,000 a	26,440,000
Indiana—4.7%
Indiana Health and Educational Facility Financing
Authority, HR (Community Hospital of LaGrange
County, Inc. Project) (LOC; National City Bank)	4.03	9/7/07	12,465,000 a	12,465,000
Indiana University, CP	3.75	10/10/07	22,000,000	22,000,000
Indianapolis Local Public Improvement Bond Bank, Revenue,
Refunding (Insured; MBIA and Liquidity Facility; Bank One NA)	3.93	9/7/07	10,000,000 a	10,000,000
Kentucky—.8%
Public Energy Authority of Kentucky, Inc., Gas Supply
Revenue (Liquidity Facility; Societe Generale)	3.98	9/1/07	7,900,000 a	7,900,000
Massachusetts—4.7%
Massachusetts, GO (Central Artery/Ted Williams
Tunnel Infrastructure Loan Act of 2000)
(Liquidity Facility; Landesbank Baden-Wurttemberg)	3.93	9/1/07	17,000,000 a	17,000,000
Massachusetts Development Finance Agency, Revenue
(Lasell College Issue) (LOC; Citizens Bank of Massachusetts)	3.98	9/7/07	5,000,000 a	5,000,000
Massachusetts Health and Educational Facilities
Authority, Revenue (Williams College Issue)	3.90	9/7/07	22,000,000 a	22,000,000
Michigan—5.0%
Hancock Hospital Finance Authority, Revenue
(Portage Health, Inc.) (LOC; National City Bank)	4.03	9/7/07	26,830,000 a	26,830,000

The Funds 11

STATEMENT OF INVESTMENTS (continued)

Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Michigan (continued)
RBC Municipal Products Inc. Trust (Detroit,
Water Supply System Revenue) (Insured;
FSA and Liquidity Facility; Royal Bank of Canada)	4.02	9/7/07	19,910,000 a	19,910,000
Minnesota—2.1%
Minneapolis, Health Care Revenue, Refunding
(Fairview Health Services) (Insured; AMBAC
and Liquidity Facility; Royal Bank of Canada)	3.95	9/7/07	20,000,000 a	20,000,000
Mississippi—2.6%
Jackson County, Port Facility Revenue, Refunding
(Chevron U.S.A. Inc. Project)	3.96	9/1/07	4,200,000 a	4,200,000
Mississippi Business Finance Corporation, Health Care Facilities
Revenue (Rush Medical Foundation Project) (LOC; Regions Bank)	3.99	9/7/07	20,000,000 a	20,000,000
Nebraska—1.7%
Lancaster County Hospital Authority Number 1,
Health Facilities Revenue (Immanuel Health Systems-
Williamsburg Project) (LOC; ABN-AMRO)	3.95	9/1/07	16,145,000 a	16,145,000
Nevada—4.8%
Director of Nevada Department of Business and Industry, Revenue
(Nevada Cancer Institute Project) (LOC; Bank of America)	4.00	9/7/07	45,000,000 a	45,000,000
New Hampshire—1.6%
Rockingham County, GO Notes, TAN	4.00	12/28/07	15,000,000	15,016,602
New York—.4%
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution
Revenue (Liquidity Facility; Bank of Nova Scotia)	3.90	9/1/07	4,000,000 a	4,000,000
North Carolina—2.1%
New Hanover County, HR, Refunding (New Hanover Regional Medical
Center) (Insured; FSA and Liquidity Facility; Wachovia Bank)	3.97	9/7/07	19,700,000 a	19,700,000
Ohio—5.0%
Cleveland-Cuyahoga County Port Authority,
Cultural Facility Revenue (Cleveland Museum
of Art Project) (Liquidity Facility; JPMorgan Chase Bank)	4.02	9/7/07	20,000,000 a	20,000,000
Cuyahoga County, Hospital Improvement Revenue, Refunding
(The Metrohealth System Project) (LOC; National City Bank)	4.06	9/7/07	18,400,000 a	18,400,000
RBC Municipal Products Inc. Trust (Cleveland, Airport System Revenue)
(Insured; AMBAC and Liquidity Facility; Royal Bank of Canada)	4.02	9/7/07	8,700,000 a	8,700,000
Pennsylvania—1.6%
Westmoreland County Industrial Development Authority, Health
System Revenue (Excela Health Project) (LOC; Wachovia Bank)	3.94	9/7/07	14,910,000 a	14,910,000
Rhode Island—1.1%
Rhode Island Convention Center Authority, Revenue, Refunding
(Insured; MBIA and Liquidity Facility; Dexia Credit Locale)	3.96	9/7/07	10,000,000 a	10,000,000

12

Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Tennessee—6.0%
Clarksville Public Building Authority, Pooled Financing Revenue
(Tennessee Municipal Bond Fund) (LOC; Bank of America)	3.96	9/1/07	6,000,000 a	6,000,000
Shelby County, GO Notes, Refunding
(Liquidity Facility; Dexia Credit Locale)	3.92	9/7/07	50,000,000 a	50,000,000
Texas—3.3%
Bell County Health Facilities Development Corporation, HR
(Scott and White Memorial Hospital and Scott, Sherwood
and Brindley Foundation Project) (Insured; MBIA and
Liquidity Facility; Westdeutsche Landesbank)	3.96	9/1/07	13,600,000 a	13,600,000
Harris County Health Facilities Development Corporation,
Revenue (Texas Children’s Hospital Project) (Insured;
MBIA and Liquidity Facility; JPMorgan Chase Bank)	3.95	9/1/07	8,400,000 a	8,400,000
Southwest Higher Education Authority, Inc., Higher
Education Revenue (Southern Methodist University
Project) (LOC; Landesbank Hessen-Thuringen Girozentrale)	3.95	9/1/07	8,665,000 a	8,665,000
Utah—1.2%
Wasatch County School District Board of Education,
GO School Building Bonds (Putters Program) (Liquidity Facility;
JPMorgan Chase Bank and LOC; Utah School Guaranty Program)	4.03	9/7/07	10,995,000 a	10,995,000
Vermont—1.3%
Vermont Housing Finance Agency, Student Housing Facilities
Revenue (West Block University of Vermont Apartments
Project) (LOC; Bank of Nova Scotia)	3.99	9/7/07	12,075,000 a	12,075,000
Virginia—1.4%
Montgomery County Industrial Development Authority,
Revenue (Virginia Tech Foundation) (LOC; Bank of America)	3.97	9/1/07	13,000,000 a	13,000,000
Washington—2.3%
Seattle Housing Authority, Low Income Housing Assistance
Revenue (Foss Home Project) (LOC; Wells Fargo Bank)	3.95	9/7/07	4,000,000 a	4,000,000
Washington Housing Finance Commission, Nonprofit Revenue
(Seattle Art Museum Project) (LOC; Allied Irish Banks)	3.94	9/1/07	18,000,000 a	18,000,000

Total Investments (cost $937,196,602)			99.7%	937,196,602
Cash and Receivables (Net)			.3%	3,061,592
Net Assets			100.0%	940,258,194

a Securities payable on demand.Variable interest rate—subject to periodic change.

The Funds 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance Company	CIC	Continental Insurance Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors
Assurance Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch or	Moody’s	or	Standard & Poor’s	Value (%)†

F1+,F1	VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	95.9
AAA,AA,A b	Aaa,Aa,A b		AAA,AA,A b	4.1
				100.0

† Based on total investments.
b Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
See notes to financial statements.

14

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2007

	Mellon	Mellon
	Money Market	National Municipal
	Fund	Money Market Fund

Assets ($):
Investments in securities—See Statement of Investments†	842,447,232	937,196,602
Interest receivable	4,040,301	4,224,072
Prepaid expenses	14,743	15,850
	846,502,276	941,436,524

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(b)	133,483	130,005
Due to Administrator—Note 4(a)	91,785	103,644
Cash overdraft due to Custodian	1,637,055	883,879
Accrued expenses	43,944	60,802
	1,906,267	1,178,330

Net Assets ($)	844,596,009	940,258,194

Composition of Net Assets ($):
Paid-in capital	844,597,056	940,252,201
Accumulated net realized gain (loss) on investments	(1,047)	5,993

Net Assets ($)	844,596,009	940,258,194

Net Asset Value Per Share
Class M Shares
Net Assets ($)	843,241,993	940,257,115
Shares Outstanding	843,243,040	940,252,036
Net Asset Value Per Share ($)	1.00	1.00

Investor Shares
Net Assets ($)	1,354,016	1,079
Shares Outstanding	1,354,016	1,079
Net Asset Value Per Share ($)	1.00	1.00

† Investments at cost ($)	842,447,232	937,196,602

See notes to financial statements.

The Funds 15

STATEMENTS OF OPERATIONS
Year Ended August 31, 2007

	Mellon	Mellon
	Money Market	National Municipal
	Fund	Money Market Fund

Investment Income ($):
Interest Income	43,081,859	33,830,246
Expenses:
Investment advisory fee—Note 4(a)	1,210,136	1,389,887
Administration fee—Note 4(a)	1,037,480	1,190,957
Custodian fees—Note 4(b)	49,641	51,503
Professional fees	35,994	24,942
Trustees’ fees and expenses—Note 4(c)	33,178	31,754
Registration fees	29,660	33,236
Interest expense—Note 3	3,554	36,585
Shareholder servicing costs—Note 4(b)	2,657	326
Prospectus and shareholders’ reports	1,888	3,631
Miscellaneous	23,431	31,650
Total Expenses	2,427,619	2,794,471
Less—expense reduction in custody fees
due to earnings credits—Note 2(b)	(15,646)	(27,809)
Net Expenses	2,411,973	2,766,662
Investment Income—Net	40,669,886	31,063,584

Net Realized Gain (Loss) on Investments—Note 2(b) ($)	—	10,881
Net Increase in Net Assets Resulting from Operations	40,669,886	31,074,465

See notes to financial statements.

16

STATEMENTS OF CHANGES IN NET ASSETS

			Mellon National Municipal
	Mellon Money Market Fund		Money Market Fund

	Year Ended August 31,		Year Ended August 31,

	2007	2006	2007	2006

Operations ($):
Investment income—net	40,669,886	30,587,460	31,063,584	20,496,728
Net realized gain (loss) from investments	—	(451)	10,881	(4,888)
Net Increase in Net Assets
Resulting from Operations	40,669,886	30,587,009	31,074,465	20,491,840

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(40,620,276)	(30,559,662)	(31,060,143)	(20,497,989)
Investor Shares	(49,610)	(27,798)	(3,441)	(27)
Total Dividends	(40,669,886)	(30,587,460)	(31,063,584)	(20,498,016)

Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class M Shares	1,629,857,060	1,493,637,578	2,013,809,020	1,462,312,267
Investor Shares	768,283	537,609	802,269	—
Dividends reinvested:
Class M Shares	5	45	3	30
Investor Shares	49,602	27,901	2,907	27
Cost of shares redeemed:
Class M Shares	(1,541,341,988)	(1,417,479,737)	(1,808,087,468)	(1,341,156,187)
Investor Shares	(353,581)	(315,714)	(805,143)	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	88,979,381	76,407,682	205,721,588	121,156,137
Total Increase (Decrease) In Net Assets	88,979,381	76,407,231	205,732,469	121,149,961

Net Assets ($):
Beginning of Period	755,616,628	679,209,397	734,525,725	613,375,764
End of Period	844,596,009	755,616,628	940,258,194	734,525,725

See notes to financial statements.

The Funds 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

			Class M Shares

		Year Ended August 31,

Mellon Money Market Fund	2007	2006	2005	2004	2003 a

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.050	.043	.023	.008	.002
Distributions:
Dividends from investment income—net	(.050)	(.043)	(.023)	(.008)	(.002)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	5.16	4.35	2.30	.82	.76b

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.30	.31	.31	.33	.36b
Ratio of net expenses to average net assets	.30	.31	.31	.33	.36b
Ratio of net investment income
to average net assets	5.04	4.29	2.36	.82	.78b

Net Assets, end of period ($ x 1,000)	843,242	754,727	678,569	471,723	388,979

a	From June 2, 2003 (commencement of operations) to August 31, 2003.
b	Annualized.

See notes to financial statements.

18

			Investor Shares

		Year Ended August 31,

Mellon Money Market Fund	2007	2006	2005	2004	2003a

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.048	.040	.020	.006	.001
Distributions:
Dividends from investment income—net	(.048)	(.040)	(.020)	(.006)	(.001)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	4.89	4.09	2.05	.57	.52b

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.56	.57	.64	.62b
Ratio of net expenses to average net assets	.55	.56	.57	.64	.62b
Ratio of net investment income
to average net assets	4.80	4.09	2.20	.79	.48b

Net Assets, end of period ($ x 1,000)	1,354	890	640	213	11

a	From June 2, 2003 (commencement of operations) to August 31, 2003.
b	Annualized.

See notes to financial statements.

The Funds 19

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares

		Year Ended August 31,

Mellon National Municipal Money Market Fund	2007	2006	2005	2004	2003a

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.033	.028	.017	.007	.002
Distributions:
Dividends from investment income—net	(.033)	(.028)	(.017)	(.007)	(.002)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	3.40	2.88	1.68	.70	.64b

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.30	.32	.32	.33	.35b
Ratio of net expenses to average net assets	.30	.31	.32	.33	.35b
Ratio of net investment income
to average net assets	3.35	2.86	1.68	.71	.62b

Net Assets, end of period ($ x 1,000)	940,257	734,525	613,375	488,926	265,068

a	From June 2, 2003 (commencement of operations) to August 31, 2003.
b	Annualized.

See notes to financial statements.

20

			Investor Shares

		Year Ended August 31,

Mellon National Municipal Money Market Fund	2007	2006	2005	2004	2003a

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.031	.026	.014	.005	.001
Distributions:
Dividends from investment income—net	(.031)	(.026)	(.014)	(.005)	(.001)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	3.15	2.62	1.43	.45	.36b

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.57	.58	.60	.57b
Ratio of net expenses to average net assets	.55	.57	.57	.60	.57b
Ratio of net investment income
to average net assets	3.16	2.60	1.38	.58	.48b

Net Assets, end of period ($ x 1,000)	1	1	1	1	1

a	From June 2, 2003 (commencement of operations) to August 31, 2003.
b	Annualized.

See notes to financial statements.

The Funds 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of seventeen series including the following diversified money market funds: Mellon Money Market Fund and Mellon National Municipal Money Market Fund (each, a “fund” and collectively, the “funds”). Mellon Money Market Fund’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Mellon National Municipal Money Market Fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), serves as each fund’s investment adviser (“Investment Adviser”). Mellon Bank, N.A. (“Mellon Bank”), an affliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services. Dreyfus was a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). On July 1, 2007, Mellon Financial and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class and the shareholder services plan applicable to the Investor shares and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized gains or losses on investments are allocated to each Class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Trust’s Board to represent the fair value of the fund’s investments.

It is the funds’ policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after

22

November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The funds have an arrangement with the custodian bank whereby the fund receives earnings credit from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Repurchase agreements: The funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. The funds declare dividends daily from investment income-net; such dividends are paid monthly. With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the Mellon Money Market Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. It is the policy of the Mellon National Municipal Money Market Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

The FASB released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are more-likely-than-not of being sustained by the applicable tax authority.Tax posi-

The Funds 23

NOTES TO FINANCIAL STATEMENTS (continued)

tions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the funds.

At August 31, 2007, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

Mellon Money Market Fund has an unused capital loss carryover of $1,047 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2007. If not applied, $540 of the carryover expires in fiscal 2012, $56 expires in fiscal 2013 and $451 expires in fiscal 2014.

The tax characters of distributions paid to shareholders during the fiscal years ended August 31, 2007 and 2006 were all ordinary income for the Mellon Money Market Fund and all tax exempt income for the Mellon National Municipal Money Market Fund.

At August 31, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 3—Bank Line of Credit

The funds participate with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding for Mellon Money Market Fund during the year ended August 31, 2007 was approximately $60,700 with a related weighted average annualized interest rate of 5.86% .

The average daily amount of borrowings outstanding for Mellon National Municipal Money Market Fund during the year ended August 31, 2007 was approximately $627,500 with a related weighted average annualized interest rate of 5.83% .

NOTE 4—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .15% of the Mellon Money Market Fund and .15% of the Mellon National Municipal Money Market Fund.

Pursuant to the Administration Agreement with Mellon Bank, Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
In excess of $6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services.

(b) The funds have adopted a Shareholder Services Plan with respect to its Investor shares pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate

24

of .25% of the value of the average daily net assets attributable to Investor shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 1 summarizes the amounts Investor shares were charged during the period ended August 31, 2007, pursuant to the Shareholder Services Plan.

Table 1.

Mellon Money Market Fund	$2,584
Mellon National Municipal
Money Market Fund	$ 272

The funds compensate Mellon Bank under a Custody Agreement for providing custodial services for the funds. Table 2 summarizes the amounts the funds were charged during the period ended August 31, 2007, pursuant to the custody agreements.

Table 2.

Mellon Money Market Fund	$49,641
Mellon National Municipal Money Market Fund	$51,503

During the year ended August 31, 2007 each fund was charged $4,539 for services performed by the Chief Compliance Officer.

Table 3 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities for each fund.

(c) Each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $48,000 and an attendance fee of $5,000 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses.

The Chairman of the Trust’s Board receives an additional annual fee of $10,000 and the Chairman of the Trust’s Audit Committee receives an additional annual fee of $8,000.

Table 3.

	Investment	Shareholder		Chief
	Advisory	Services	Custody	Compliance
	Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)

Mellon Money Market Fund	107,580	259	23,635	2,009
Mellon National Municipal Money Market Fund	121,481	—	6,515	2,009

The Funds 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Mellon Funds Trust:

We have audited the accompanying statements of assets and liabilities of Mellon Funds Trust comprised of Mellon Money Market Fund and Mellon National Municipal Money Market Fund (collectively “the Funds”), including the statements of investments as of August 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York October 22, 2007

26

IMPORTANT TAX INFORMATION (Unaudited)

Mellon Money Market Fund

For federal tax purposes the fund hereby designates 100% of ordinary income dividends paid during the fiscal year ended August 31, 2007 as qualifying “interest related dividends”.

Mellon National Municipal Money Market Fund

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2007 as “exempt-interest dividends” (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s tax-exempt dividends paid for 2007 calendar year on Form 1099-INT, which will be mailed by January 31, 2008.

The Funds 27

INFORMATION ABOUT THE REVIEW AND APPROVAL

OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees held on March 12-13, 2007, the Board considered the re-approval of the Trust’s Investment Advisory Agreement for another one year term, pursuant to which Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services. The Board members also considered the re-approval of the Trust’s Administration Agreement with Mellon Bank for another one year term, pursuant to which Mellon Bank provides the funds with administrative services. Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain of these administrative services. The Board members who are not “interested persons” (as defined in the Act) of the Trust were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Funds. The Board members received a presentation from representatives of Dreyfus regarding services provided to the funds, and discussed the nature, extent and quality of the services provided to the funds pursuant to the Investment Advisory Agreement. Dreyfus’ representatives reviewed the funds’ distribution of accounts, and noted the diversity of distribution of the funds and Dreyfus’ corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each of the funds’ distribution channels. The Board also reviewed the number of shareholder accounts in each fund, as well as each fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Funds’ Advisory Fees, Expense Ratios and Performance

The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing each fund’s advisory fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), in each case in the same category applicable to the fund, that were selected by Lipper. Included in these reports were comparisons of contractual and actual advisory fee rates, total operating expenses and performance. Representatives of Dreyfus furnished these reports to the Board along with a description of the methodology Lipper used to select each Expense Group and Expense Universe.

Mellon Money Market Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons. The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the second quintile (below the median) of the Expense Group and in the third quintile (below the median) of the Expense Universe.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance and placed significant emphasis on comparisons of performance to a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and to a broader group of funds (the “Performance Universe”). The Board noted that the fund’s total return performance was above the medians of the Performance Group and Performance Universe for the reported periods ended January 31, 2007.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by

28

mutual funds managed by Dreyfus or its affiliates with a similar investment objective and similar policies and strategies, and included within the same Lipper category, as the fund (the “Similar Funds”). Representatives of Dreyfus also noted that there were no other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

Mellon National Municipal Money Market Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the third quintile (above the median) of the Expense Group and in the third quintile (below the median) of the Expense Universe.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance and placed significant emphasis on comparisons of performance to a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and to a broader group of funds (the “Performance Universe”). Representatives of Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of its benchmark index.The Board noted that the fund’s performance was equal to the medians of the Performance Group for the 1- and 2-year periods, and was below the median for the 3-year period, ended January 31, 2007, and was equal to the median of the Performance Universe for the 1-year period, and was above the medians for the 2- and 3-year periods.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates with a similar investment objective and similar policies and strategies, and included within the same Lipper category, as the fund (the “Similar Funds”). Representatives of Dreyfus also noted that there were no other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and its affiliates with respect to each fund and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the funds.The Board members evaluated the analysis in light of the relevant circumstances for each fund, noting that economies of scale may be realized as a fund’s assets increase and considering whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members evaluated the profitability analysis in

The Funds 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

light of the relevant circumstances for each fund, including any decline in assets, and the extent to which economies of scale would be realized if a fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to Dreyfus and its affiliates, including Mellon Fund Advisers, from acting as investment adviser to the funds and noted that there were no soft dollar arrangements with respect to trading each fund’s portfolio.

It was noted that the Board members should consider Dreyfus’ profitability with respect to each fund as part of their evaluation of whether the fees under the Investment Advisory Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services. It was noted that the profitability percentage for managing each fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing each fund was not unreasonable given the services provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the continuation of the Trust’s Investment Advisory Agreement with respect to the funds. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations with respect to the funds:

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus to each fund are adequate and appropriate.
  The Board was satisfied with each fund’s performance.
  The Board concluded that the fee paid to Dreyfus by each fund was reasonable in light of the services pro- vided, comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus and its affiliates from its relation- ship with the fund.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in con- nection with the management of the funds had been adequately considered by Dreyfus in connection with the advisory fee rate charged to each fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Trust’s Investment Advisory Agreement and Administration Agreement with respect to the funds was in the best interests of each fund and its respective shareholders.

30

BOARD MEMBERS INFORMATION (Unaudited)

Patrick J. O’Connor (64)
Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

  Attorney, Cozen and O’Connor, P.C. since 1973, including Vice Chairman since 1980 and Chief Executive Officer and President since 2002

Other Board Memberships and Affiliations:

  Board of Consultors of Villanova University School of Law, Board Member
  Temple University,Trustee
  Philadelphia Police Foundation, Board Member
  Philadelphia Children’s First Fund, Board Member
  American College of Trial Lawyers, Fellow
  Historical Society of the United States District Court for the Eastern District of Pennsylvania, Director

No. of Portfolios for which Board Member Serves: 17

———————

Ronald R. Davenport (71)
Board Member (2000)

Principal Occupation During Past 5 Years:

• Chairman of Sheridan Broadcasting Corporation since July 1972

Other Board Memberships and Affiliations:

• American Urban Radio Networks, Co-Chairman

No. of Portfolios for which Board Member Serves: 17

———————

John L. Diederich (70)
Board Member (2000)

Principal Occupation During Past 5 Years:

  Chairman of Digital Site Systems, Inc., a privately held software company providing internet service to the construction materials industry, since July 1998

Other Board Memberships and Affiliations:

  Continental Mills, a dry baking products company, Board Member
  Pittsburgh Parks Conservancy, Board Member

No. of Portfolios for which Board Member Serves: 17

Maureen M.Young (62)
Board Member (2000)

Principal Occupation During Past 5 Years:

  Director of the Office of Government Relations at Carnegie Mellon University since January 2000

Other Board Memberships and Affiliations:

  Maglev, Inc., a company seeking a partnership between industry and government in Pennsylvania to create a magnetically levitated high-speed transportation system, Board Member representing Carnegie Mellon University
  Pennsylvania Association for Individuals with Disabilities, Board Member
  Oakland Planning and Development Corp., Board Member

No. of Portfolios for which Board Member Serves: 17

———————

Kevin C. Phelan (63)
Board Member (2000)

Principal Occupation During Past 5 Years:

  Mortgage Banker, Meredith & Grew, Inc. since March 1978, including Executive Vice President and Director since March 1998

Other Board Memberships and Affiliations:

  Greater Boston Chamber of Commerce, Director
  Fiduciary Trust of Boston, Director
  St. Elizabeth’s Medical Center of Boston, Board Member and Chairman of the Board
  Providence College,Trustee
  Simmons College,Trustee
  Newton Country Day School, Chairman of the Board
  Babson College, Board of Visitors
  Boston University School of Public Health, Board of Visitors
  Boston Public Library Foundation, Director
  Boston Foundation, Director
  Boston Municipal Research Bureau, Board Member
  Boys and Girls Club of Boston, Board Member
  Boston Capital Real Estate Investment Trust, Director

No. of Portfolios for which Board Member Serves: 17

The Funds 31

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Patrick J. Purcell (59)
Board Member (2000)

Principal Occupation During Past 5 Years:

  Owner, President and Publisher of The Boston Herald since February 1994
  President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996
  President and CEO, Herald Media since 2001

Other Board Memberships and Affiliations:

  The American Ireland Fund, an organization that raises funds for philanthropic projects in Ireland, Board Member
  The Genesis Fund, an organization that raises funds for the specialized care and treatment of New England area children born with birth defects, mental retardation and genetic diseases, Board Member
  United Way of Massachusetts Bay, Board Member
  Greater Boston Chamber of Commerce, Board Member

No. of Portfolios for which Board Member Serves: 17

Thomas F. Ryan, Jr. (66)
Board Member (2000)

Principal Occupation During Past 5 Years:

  Retired since April 1999
  President and Chief Operating Officer of the American Stock Exchange from October 1995 to April 1999
  Other Board Memberships and Affiliations:
  Boston College,Trustee
  Brigham & Women’s Hospital,Trustee
  New York State Independent System Operator, a non-profit organization which administers a competitive wholesale market for electricity in New York State, Director
  RepliGen Corporation, a biopharmaceutical company, Director

No. of Portfolios for which Board Member Serves: 17

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-645-6561. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

32

OFFICERS OF THE FUND (Unaudited)

CHRISTOPHER SHELDON, President since September 2006.

As director of Investment Strategy for Mellon’s Private Wealth Management group since April 2003, Mr. Sheldon manages the analysis and development of investment and asset allocation strategies and oversees investment product research and, since June 2006, also oversees the alternative investment groups. Prior to assuming his current position, Mr. Sheldon was West Coast managing director of Mellon’s Private Wealth Management group from 2001-2003 and its regional manager from 1998-2001. He was previously a Vice President of the Trust. He is 42 years old has been employed by Mellon Bank since January 1995.

MICHAEL A. ROSENBERG, Vice President and Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant
Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary
since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant
Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant
Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary
since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary
since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

The Funds 33

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since
October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (83 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance
Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 79 investment companies (comprised of 176 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

34

For More Information

Investment Adviser

Administrator

Sub-Administrator

Custodian

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

Ticker Symbols:

Mellon Money Market Fund	Class M: MLMXX	Investor: MLOXX
Mellon National Municipal Money Market Fund	Class M: MOMXX	Investor: MNTXX

Telephone Private Wealth Management (PWM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of Mellon Private Wealth Advisors (MPWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-896-8167.

Mail PWM Clients, write to your Account Officer, c/o Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, PA 15258
MPWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012
Individual Account Holders, write to: Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2007, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

©2007 MBSC Securities Corporation

MFTAR0807-MM

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Thomas F. Ryan, Jr. a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Thomas F. Ryan, Jr. is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $318,900 in 2006 and $350,265 in 2007.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $51,500 in 2006 and $53,380 in 2007. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $34,000 in 2006 and $33,440 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2006 and $0 in 2007. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,582,000 in 2006 and $2,455,000 in 2007.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York, 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MELLON FUNDS TRUST

By:	/s/ Christopher E. Sheldon
Christopher E. Sheldon
President

Date:	October 22, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher E. Sheldon
Christopher E. Sheldon
President

Date:	October 22, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	October 22, 2007

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)